UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2009

Date of reporting period:	12/31/2009

Item 1. Reports to Stockholders.

MML Series Investment Fund
Annual Report

MML Large Cap Value Fund

MML Equity Index Fund

MML Blue Chip Growth Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2009

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MML Large Cap Value Fund	24
MML Equity Index Fund	26
MML Blue Chip Growth Fund	32
MML NASDAQ-100® Fund	35
MML Small Cap Growth Equity Fund	37
MML Emerging Growth Fund	41
Statements of Assets and Liabilities	44
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	54
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	80
Trustees and Officers (Unaudited)	81
Federal Tax Information (Unaudited)	85
Other Information (Unaudited)
Proxy Voting	86
Quarterly Reporting	86
Fund Expenses	87

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 showed a resurgence of equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment – although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Large Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's subadviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Fund's subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 30.71%, exceeding the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund outperformed the 19.69% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, information technology, materials, and consumer discretionary were the sectors within the benchmark that turned in the strongest performance. Telecommunication services and utilities had the weakest showings of all sectors of the benchmark, although their performance was, nevertheless, positive on an absolute basis.

For the reporting period, the Fund's financial holdings were the strongest contributors to the Fund's absolute performance. The Fund's relative performance versus the benchmark also benefited from its financial companies — and the Fund had a higher relative average weighting in this sector than did the benchmark. On a stock-specific basis, American Express and Gam Holding were among the top contributors to the Fund's performance during the year. Conversely, Bank of America and Citigroup were among the portfolio's top detractors from performance — and we eliminated both of these portfolio holdings before year-end.

The second-largest contributor to the Fund's absolute performance in 2009 was its energy companies — which proved to be the largest contributor to the Fund's outperformance against the benchmark for the year. Specifically, Occidental Petroleum, EOG Resources, and Canadian Natural Resources were among the leading contributors from this sector. On the other hand, ConocoPhillips was the Fund's top detractor from performance in 2009.

Information technology companies were a contributor to the Fund's 2009 results on an absolute basis; however, the Fund's relative performance in this sector was hampered by its underweight position, compared to the benchmark. Specifically, Google, Microsoft, and Texas Instruments were among the most important contributors to Fund results within this sector, while Tyco Electronics was the greatest detractor within information technology. Consequently, the Fund eliminated its stake in Tyco.

For the year, the Fund's holdings in foreign companies outperformed their domestic counterparts.

Subadviser outlook
Our long-term focus usually results in low fund turnover. The Fund's investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years — specifically, housing prices, unemployment levels, commodity prices (such as oil and gold), and Federal Reserve policy. While no one can be sure precisely how these factors will affect the equity markets in 2010, we are confident that the Fund is positioned to handle the wide array of market conditions that could challenge investment markets throughout the coming year.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Berkshire Hathaway, Inc. Class A	4.6%
Occidental Petroleum Corp.	4.6%
Costco Wholesale Corp.	4.3%
Wells Fargo & Co.	4.2%
American Express Co.	4.0%
EOG Resources, Inc.	3.6%
Devon Energy Corp.	3.3%
Loews Corp.	2.6%
Merck & Co., Inc.	2.5%
JP Morgan Chase & Co.	2.5%
36.2%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	28.8%
Consumer, Non-cyclical	18.4%
Energy	16.5%
Consumer, Cyclical	10.7%
Industrial	6.7%
Technology	6.0%
Communications	5.9%
Basic Materials	3.4%
Diversified	0.9%
Utilities	0.2%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Initial Class	30.71%	0.65%	1.01%
S&P 500 Index*	26.46%	0.42%	-0.90%
Russell 1000 Value Index	19.69%	-0.25%	2.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Large Cap Value Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	30.32%	-7.11%
S&P 500 Index*	26.46%	-7.66%	+
Russell 1000 Value Index	19.69%	-10.46%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report

What is the investment objective of MML Equity Index Fund, and who is the Fund's subadviser?
The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index. The Fund seeks to achieve its objective by investing at least 80% of its net assets in the securities of companies that make up the S&P 500 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class I shares returned 26.15%, lagging the 26.46% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
All sectors within the benchmark posted positive returns for 2009. The largest gain came from information technology, which returned 61.72% for the year. Information technology is the largest sector in the benchmark, with its weighting of 19.86%. Other strong performers were consumer discretionary and industrials, which posted returns of 41.30% and 20.93%, respectively. Financials, with a weight of 14.38% of the benchmark, returned 17.22% for the year.

The beginning of the first quarter 2009 continued to be marked by extreme volatility in equity markets worldwide, as grim economic news persisted — including the announcement that the U.S. had officially entered a recession. Increasing unemployment, decreases in manufacturing, and continued weakness in consumer spending were all part of the economic backdrop in the U.S. during the first quarter. In the face of a still-declining economy, President Barack Obama's new administration implemented rescue measures and passed a $787 billion stimulus plan on February 17, 2009. The U.S equity market hit a low for the year on March 9, 2009. But global equity markets staged a rally in late March, when U.S. Secretary of Treasury Timothy Geithner provided additional details on the government's plan to relieve banks of their toxic assets and improve the flow of credit.

The stock market rally that began in March displayed no signs of a slowdown during the third quarter of 2009. By the end of September, the benchmark had climbed substantially from its low on March 9. This recovery was supported in part by an improvement in economic data, such as second-quarter GDP (gross domestic product) growth numbers, which came in at a revised -0.7% — a substantial improvement from the -6.4% result for the first quarter. (GDP reflects the total value of goods and services produced in the United States.) Third-quarter market performance was also boosted by a number of corporate earnings reports that beat expectations.

The fourth quarter of 2009 began on a weak note, following substandard macroeconomic data and questions about the quality of company earnings. The market improved in November and December, benefiting from strong macro and earnings announcements and as more banks repaid their Troubled Asset Relief Program (TARP) loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve's (the "Fed") pledge to keep interest rates low for the foreseeable future, and a better-than-expected sales forecast from auto makers.

MML Equity Index Fund – Portfolio Manager Report (Continued)

Subadviser outlook
U.S. economic data has been somewhat inconclusive recently, but as 2010 began, it was generally trending upwards, including improving industrial order and retail sales numbers. Stronger-than-expected economic data in the United States has helped stabilize the dollar. The stabilization allows the Fed to continue to keep key target interest rates at low levels, gives investors higher confidence that U.S. assets will hold their value, and helps maintain the still-competitive environment for U.S. exports — all positives for U.S. large-cap equities. We believe the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark in 2010.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Exxon Mobil Corp.	3.2%
Microsoft Corp.	2.3%
Apple, Inc.	1.8%
Johnson & Johnson	1.8%
The Procter & Gamble Co.	1.7%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.6%
JP Morgan Chase & Co.	1.6%
General Electric Co.	1.6%
Chevron Corp.	1.5%
18.8%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	22.6%
Financial	13.9%
Technology	13.0%
Communications	11.5%
Energy	11.4%
Industrial	10.1%
Consumer, Cyclical	8.1%
Utilities	3.5%
Basic Materials	3.4%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Class I	26.15%	0.06%	-1.36%
S&P 500 Index	26.46%	0.42%	-0.95%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class II	26.33%	0.21%	-1.15%
Class III	26.57%	0.36%	-1.04%
S&P 500 Index	26.46%	0.42%	-0.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	25.83%	-8.37%
S&P 500 Index	26.46%	-7.66%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of MML Blue Chip Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). Effective May 1, 2009, MML Growth Equity Fund was merged into MML Blue Chip Growth Fund.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 42.38%, outpacing the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 26.46% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Our stock selection in the consumer discretionary sector was the leading contributor to the Fund's outperformance relative to the benchmark in 2009. The Fund's results in this sector were largely driven by Amazon.com, whose stock price hit a record high on continued impressive results. In the fourth quarter of 2009, the Internet retailer posted revenue growth in each business line and geographic sector, gaining market share from online and traditional brick-and-mortar competitors. Priceline.com continued to beat analyst estimates, as the online travel marketer benefited from excess supplier inventory. The company recently reported significantly higher revenues as a result of an exceptionally strong summer travel season. In addition, Expedia, the world's largest online travel agent, saw solid transaction volume growth.

The Fund also benefited, in 2009, from the information technology sector — outperforming due to both favorable stock selection and an overweight position relative to the benchmark in the Internet software and services industry. On a stock-specific basis, shares of Tencent Holdings, operator of China's largest online messaging community, rose steadily over the year, as the company posted impressive revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting strong growth in revenues and profits in the fourth quarter of 2009. Top absolute portfolio contributor Apple continued to post impressive figures. Quarterly sales for Mac computers and iPhones hit record levels in 2009, and growth opportunities in these markets remain. Marvell Technology Group, a manufacturer of semiconductor chips for computers and mobile phones, posted stronger-than-expected results during the year, due to tighter cost controls. Finally, the portfolio's typically significant underweight position in consumer staples led to relative outperformance in this sector, as consumer staples turned out to be one of the worst-performing sectors in the Russell 1000 Growth Index.

Although the Fund performed well on both an absolute and relative basis in 2009, the materials and telecommunication services sectors did detract slightly from the Fund's performance as a result of less-than-favorable stock selection within those sectors.

Shares of biotechnology company Gilead Sciences, a Fund holding, retreated in 2009 after outperforming the market in 2008, amid concerns about the patent expiration for one of its key drugs in 2018. The video game industry, including Nintendo, suffered from low game sales. We eliminated the Fund's position in Nintendo on our belief that the video game industry will continue to experience increasing competition from low-cost and free games for devices such as smart phones.

Despite negative absolute performance, the Fund's limited exposure to oil giant ExxonMobil was the top relative contributor in the energy sector for the period. ExxonMobil underperformed its peers in 2009

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

after greatly outperforming in 2008. Investors seemed more comfortable with risk during much of the period and sought more cyclical companies instead of major, integrated oil companies, which are typically defensive in nature.

Shares of for-profit education company Apollo Group fell sharply in October after reporting the Securities and Exchange Commission's enforcement division had begun an informal probe into the company's accounting practices. We think the selloff may be overdone and still maintain a position in the company within the Fund.

Subadviser outlook
U.S. stocks rose substantially for the year, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010, with a gradual transition from recession to recovery. Our views are based partially on housing industry concerns and lingering high unemployment — both of which may, in our opinion, dampen consumer spending. Throughout 2010, we will continue to seek high-quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow — while keeping an eye on stock price valuations.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	6.2%
Google, Inc. Class A	5.4%
Amazon.com, Inc.	4.0%
Danaher Corp.	2.9%
Microsoft Corp.	2.8%
Medco Health Solutions, Inc.	2.7%
The Goldman Sachs Group, Inc.	2.5%
Qualcomm, Inc.	2.0%
Franklin Resources, Inc.	2.0%
Schlumberger Ltd.	1.9%
32.4%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Communications	22.6%
Consumer, Non-cyclical	19.2%
Technology	17.1%
Financial	14.6%
Consumer, Cyclical	9.5%
Energy	7.0%
Industrial	6.9%
Basic Materials	2.3%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	42.38%	-0.58%
Russell 1000 Growth Index*	37.21%	0.02%
S&P 500 Index	26.46%	-2.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	41.93%	-6.90%
Russell 1000 Growth Index*	37.21%	-4.78%	+
S&P 500 Index	26.46%	-7.66%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML NASDAQ–100® Fund – Portfolio Manager Report

What is the investment objective of MML NASDAQ-100® Fund, and who is the Fund's subadviser?
The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. The Fund seeks to achieve its objective by investing at least 80% of its net assets in the securities of companies included in the NASDAQ-100 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 53.90%, outperforming the 53.54% return of the NASDAQ-100 Index (the "benchmark"). The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund enjoyed very favorable absolute performance in 2009, as technology stocks were some of the most fortunate beneficiaries of the market rally that began in March. With respect to individual benchmark sectors, information technology, the largest weight in the benchmark at 62.32%, returned 44.01% for the year. On the other end of the performance spectrum, consumer discretionary (which holds a weight of 12.95% in the benchmark) returned 7.84% for the period.

The beginning of the first quarter 2009 continued to be marked by extreme volatility in equity markets worldwide, as grim economic news persisted — including the announcement that the U.S. had officially entered a recession. Increasing unemployment, decreases in manufacturing, and continued weakness in consumer spending were all part of the economic backdrop in the U.S. during the first quarter. In the face of a still-declining economy, President Barack Obama's new administration implemented rescue measures and passed a $787 billion stimulus plan on February 17, 2009. The U.S equity market hit a low for the year on March 9, 2009. But global equity markets staged a rally in late March, when U.S. Secretary of Treasury Timothy Geithner provided additional details on the government's plan to relieve banks of their toxic assets and improve the flow of credit.

The stock market rally that began in March displayed no signs of a slowdown during the third quarter of 2009. By the end of September, the benchmark had climbed substantially from its low on March 9. This recovery was supported in part by an improvement in economic data, such as second-quarter GDP (gross domestic product) growth numbers, which came in at a revised -0.7% — a substantial improvement from the -6.4% result for the first quarter. (GDP reflects the total value of goods and services produced in the United States.) Third-quarter market performance was also boosted by a number of corporate earnings reports that beat expectations.

The fourth quarter of 2009 began on a weak note, following substandard macroeconomic data and questions about the quality of company earnings. The market improved in November and December, benefiting from strong macro and earnings announcements and as more banks repaid their Troubled Asset Relief Program (TARP) loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve's (the "Fed") pledge to keep interest rates low for the foreseeable future, and a better-than-expected sales forecast from auto makers.

MML NASDAQ–100® Fund – Portfolio Manager Report (Continued)

Subadviser outlook
U.S. economic data has been somewhat inconclusive recently, but as 2010 began, it was generally trending upwards, including improving industrial order and retail sales numbers. Stronger-than-expected economic data in the United States has helped stabilize the dollar. The stabilization allows the Fed to continue to keep key target interest rates at low levels, gives investors higher confidence that U.S. assets will hold their value, and helps maintain the still-competitive environment for U.S. exports — all positives for U.S. large-cap equities. We believe the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark in 2010.

NASDAQ®, NASDAQ-100®and NASDAQ-100 Index®are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MML NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	14.6%
Qualcomm, Inc.	5.1%
Microsoft Corp.	5.1%
Google, Inc. Class A	5.1%
Oracle Corp.	2.8%
Cisco Systems, Inc.	2.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.3%
Intel Corp.	2.2%
Amazon.com, Inc.	2.1%
Research In Motion Ltd.	2.1%
44.1%

MML NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Technology	41.3%
Communications	25.6%
Consumer, Non-cyclical	16.3%
Consumer, Cyclical	7.2%
Industrial	2.9%
Mutual Funds	1.6%
Energy	0.6%
Basic Materials	0.3%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

MML NASDAQ–100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML NASDAQ-100 Fund Initial Class and the NASDAQ-100 Index®.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Initial Class	53.90%	2.82%	-7.30%
NASDAQ-100 Index	53.54%	2.79%	-7.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML NASDAQ-100 Fund Service Class and the NASDAQ-100 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	53.25%	-3.95%
NASDAQ-100 Index	53.54%	-0.49%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Growth Equity Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's subadvisers believe offer potential for long-term growth. The Fund's two subadvisers are Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 51% of the Fund's portfolio; and Wellington Management Company, LLP (Wellington Management), which managed approximately 49% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 38.43%, outperforming the 34.47% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. Similarly, the Fund's 38.43% return exceeded the 27.17% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, investors seemed to recover quickly from the shock of the financial meltdown and once again demonstrated a higher level of risk tolerance and appetite for less financially secure business models than we would have expected. As a result of this behavior, a low-quality rally endured, as investors appeared to ignore profitability levels to focus on stocks that simply dropped the most in the credit crisis. Therefore, small, unprofitable, and highest-in-debt stocks tended to significantly outperform for the year.

For the Fund's Waddell & Reed component, from a sector standpoint, every industry sector produced double-digit gains for the year. Within the benchmark, technology produced the strongest annual returns, which benefited the portfolio, given its overweight position relative to the benchmark in that sector. Underweight positions in the three worst-performing sectors of 2009, financials, industrials, and utilities, also helped the portfolio's performance. Detracting from relative performance was stock selection within the consumer discretionary sector, which could not keep pace with the benchmark selections. In addition, our stock choices in consumer staples also detracted slightly from relative performance.

With respect to the Fund's Wellington Management component, the portfolio benefited from favorable security selection in all sectors. In particular, strong stock selection in industrials, information technology, and financials was a performance driver for the year. Equally important was the Fund's favorable sector allocation, which resulted primarily in an overweight position in consumer discretionary and an underweight stake in health care.

On a stock-specific basis, top contributors to relative performance during the year included SeaGate Technology and Jabil Circuit (information technology); Jarden, TRW Automotive, and Tenneco (consumer discretionary); and Health Management Associates (health care). Stocks that detracted the most from relative returns were Corinthian Colleges (consumer discretionary), Human Genome Science and Celera (health care), CIT Group (financials), and SunPower and Covanta Holding (industrials).

Subadviser outlook
Looking forward, the federal government's liquidity programs have given investors a big confidence boost relative to the stock market, but controversy continues over whether these initiatives are sufficient for lasting recovery and economic expansion. Still bothersome to us is the potential residual effect of high unemployment on housing, incomes, consumption, and debt reduction. Uncertainty over government policy and huge deficits is another major concern. With so much debt leverage in all parts of the economy, we feel it is likely that companies will remain downsized and overall consumption could slow. Therefore, we believe companies that can earlier and more substantially produce quality revenue growth independent of government stimulus spending should be able to differentiate themselves in the market.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Consequently, we remain committed to focusing on what we feel are higher-quality growth stocks that we believe have a more structured and sustainable revenue and earnings stream and can grow organically with positive cash flows.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Blackboard, Inc.	2.2%
MICROS Systems, Inc.	1.9%
Blackbaud, Inc.	1.9%
Athenahealth, Inc.	1.8%
Riverbed Technology, Inc.	1.8%
CommVault Systems, Inc.	1.8%
Allscripts-Misys Healthcare Solutions, Inc.	1.7%
J.B. Hunt Transport Services, Inc.	1.7%
LKQ Corp.	1.7%
Alberto-Culver Co.	1.7%
18.2%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Technology	21.2%
Consumer, Non-cyclical	20.3%
Consumer, Cyclical	18.9%
Industrial	14.8%
Communications	8.2%
Financial	4.9%
Energy	4.1%
Basic Materials	1.4%
Utilities	1.0%
Mutual Funds	0.9%
Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%
Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Initial Class	38.43%	2.56%	0.62%
Russell 2000 Growth Index*	34.47%	0.87%	-1.37%
Russell 2000 Index	27.17%	0.51%	3.51%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	38.09%	-6.31%
Russell 2000 Growth Index*	34.47%	-10.28%	+
Russell 2000 Index	27.17%	-10.33%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of MML Emerging Growth Fund, and who are the Fund's subadvisers?
The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above-average rates. The Fund's subadvisers are Insight Capital Research & Management, Inc. (Insight Capital), which oversaw approximately 50% of the Fund's portfolio; and Essex Investment Management Company, LLC (Essex), which was responsible for approximately 50% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 12.33%, underperforming the 34.47% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Insight Capital component, the precipitous, low-quality equity market rally that spanned the last eight months of 2009 proved to be a difficult market for Insight Capital's investment process. Throughout that time frame, the portfolio continued to own higher-quality growth companies that did not advance as far as their lower-quality peers.

In the first quarter of 2009, the Insight Capital component portfolio underperformed the benchmark as the equity rally gained steam in late March. The second quarter of the year was particularly difficult for Insight Capital's style, as the market advanced more than 20%, led by companies representing the smallest market capitalizations. More than 60% of the benchmark performance came from companies with market capitalization of less than $650 million. The rally continued in the third quarter of 2009, and the market advanced almost 16%. The portfolio performed strongly during this time frame, but did not quite keep up with the benchmark. The portfolio did, however, benefit from strong performance in Green Mountain Coffee Roasters, which continued to see strong growth from its Keurig single-cup coffee maker product line. In the fourth quarter of 2009, the benchmark was up slightly more than 4% and Insight Capital's portfolio underperformed the benchmark by approximately 0.50%. The last half of October saw a market decline of almost 10% and portfolio companies traded off by an even higher percentage. The Insight Capital portfolio outperformed the benchmark in November and December, though not enough to make up for the October deficit.

For the Fund's Essex component, portfolio holdings in the industrials and energy sectors rebounded during 2009, based on expectations of an economic recovery. The Essex portfolio consistently maintained an underweight position relative to the benchmark in traditional energy, preferring to channel its resources to alternative energy investments, a focus that helped drive particularly strong returns in producer durables. Stock selection was weak in materials, as benchmark returns in the sector were primarily driven by industry groups in which the Essex portfolio does not have significant exposure. Financials experienced a robust turnaround in the middle of the period, and the portfolio's favorable returns were driven by exposure to brokerage and e-commerce growth.

Technology stocks rose dramatically over the 12-month period, and expectations for a turnaround in cyclical demand continued to propel the sector. This performance was consistent with Essex's view that technology shares would lead the recovery, and the Essex component's overweight position contributed meaningfully to portfolio returns for the full year. Stock selection also had a favorable influence, with hH Holdings in software companies leading the way. The portfolio's underweight position in semiconductors partially offset gains elsewhere in the technology sector, as semiconductors rallied significantly on an improving outlook for 2010.

Sector returns in health care moderated in 2009, lagging the overall market as investors dealt with the uncertainties of political reform. The portfolio performed in line with the benchmark in that sector, with pharmaceuticals being the best-performing area, followed by biotechnology and health services. The

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

portfolio underperformed in consumer discretionary. Performance in retail was negatively impacted by the portfolio's underweight position, as retail stocks rallied substantially later in the year. Finally, the less cyclical education sector lagged later in 2009, as investors worried about possible negative regulatory changes.

Subadviser outlook
While the pace of recovery is likely to remain uneven over the next few quarters, we believe the positives of inventory restocking, rising exports to developing countries, and unspent government stimulus funds outweigh the negative potential of deleveraging. Our expectations of a benign interest rate environment in 2010, coupled with an abundance of cash looking for higher returns, should continue to provide support to equity prices. Unexpected economic setbacks, worries about the U.S. budget deficit, and the speed by which the U.S. monetary authorities retreat from their accommodative policies will likely test financial markets. More importantly, further advances in stocks will require increasing earnings, and the outlook, in our view, remains encouraging. We believe corporate profits have the potential to surprise on the upside in 2010, as operating leverage in an expanding global economy could be significant.

MML Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Veeco Instruments, Inc.	3.0%
SXC Health Solutions Corp.	2.4%
J. Crew Group, Inc.	1.9%
Oshkosh Corp.	1.8%
Cooper Tire & Rubber Co.	1.8%
Green Mountain Coffee Roasters, Inc.	1.7%
NBTY, Inc.	1.7%
Blackboard, Inc.	1.7%
NutriSystem, Inc.	1.7%
MicroStrategy, Inc. Class A	1.6%
19.3%

MML Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	30.8%
Consumer, Cyclical	18.2%
Technology	15.3%
Communications	15.2%
Industrial	8.4%
Energy	3.9%
Basic Materials	2.8%
Financial	2.1%
Warrants	0.0%
Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%
Net Assets	100.0%

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund Initial Class and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Initial Class	12.33%	-3.99%	-7.25%
Russell 2000 Growth Index	34.47%	0.87%	-1.24%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Emerging Growth Fund Service Class and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	11.86%	-21.51%
Russell 2000 Growth Index	34.47%	-10.28%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 96.8%
COMMON STOCK – 96.8%
Agriculture – 0.9%
Philip Morris International, Inc.	39,000	$1,879,410
Auto Manufacturers – 0.2%
Paccar, Inc.	14,320	519,386
Banks – 8.3%
Bank of New York Mellon Corp.	164,380	4,597,709
GAM Holding Ltd.	95,740	1,163,711
Julius Baer Group Ltd.	95,740	3,340,061
Wells Fargo & Co.	350,473	9,459,266
		18,560,747
Beverages – 3.0%
The Coca-Cola Co.	21,400	1,219,800
Diageo PLC Sponsored ADR (United Kingdom)	41,600	2,887,456
Heineken Holding NV Class A	62,550	2,620,381
		6,727,637
Building Materials – 0.7%
Martin Marietta Materials, Inc.	17,700	1,582,557
Chemicals – 0.8%
Monsanto Co.	14,100	1,152,675
Potash Corp. of Saskatchewan, Inc.	5,082	551,397
		1,704,072
Coal – 0.9%
China Coal Energy Co.	1,073,700	1,946,887
Commercial Services – 3.3%
Cosco Pacific Ltd.	379,228	482,434
H&R Block, Inc.	58,100	1,314,222
Iron Mountain, Inc. (a)	144,799	3,295,625
Moody's Corp.	61,300	1,642,840
Visa, Inc. Class A	7,870	688,310
		7,423,431
Computers – 1.6%
Hewlett-Packard Co.	68,500	3,528,435
Cosmetics & Personal Care – 1.6%
Natura Cosmeticos SA	13,700	285,092
The Procter & Gamble Co.	53,800	3,261,894
		3,546,986
Diversified Financial – 7.9%
American Express Co.	223,610	9,060,677
Ameriprise Financial, Inc.	44,880	1,742,242
The Goldman Sachs Group, Inc.	7,760	1,310,198
JP Morgan Chase & Co.	132,016	5,501,107
		17,614,224
Electric – 0.2%
The AES Corp. (a)	29,200	388,652
Electronics – 1.2%
Agilent Technologies, Inc. (a)	86,800	2,696,876
Garmin Ltd.	200	6,140
		2,703,016
Engineering & Construction – 0.4%
ABB Ltd. Sponsored ADR (Switzerland) (a)	48,540	927,114
Foods – 0.2%
The Hershey Co.	14,000	501,060
Forest Products & Paper – 0.9%
Sino-Forest Corp. (a) (b) (c)	3,900	72,223
Sino-Forest Corp. (a)	107,610	1,992,816
		2,065,039
Health Care — Products – 3.3%
Becton, Dickinson & Co.	26,300	2,074,018
CareFusion Corp. (a)	21,800	545,218
Johnson & Johnson	73,900	4,759,899
		7,379,135
Health Care — Services – 0.5%
Laboratory Corporation of America Holdings (a)	11,900	890,596
UnitedHealth Group, Inc.	6,300	192,024
		1,082,620
Holding Company — Diversified – 0.9%
China Merchants Holdings International Co. Ltd.	594,578	1,915,298
Housewares – 0.2%
Hunter Douglas NV	6,765	330,016
Insurance – 11.5%
Berkshire Hathaway, Inc. Class A (a)	103	10,217,600
Fairfax Financial Holdings Ltd.	2,220	865,711
The Hartford Financial Services Group, Inc.	41,950	975,757
Loews Corp.	160,950	5,850,532
Markel Corp. (a)	495	168,300
Principal Financial Group, Inc.	16,600	399,064
The Progressive Corp. (a)	268,250	4,825,818
Transatlantic Holdings, Inc.	42,743	2,227,338
		25,530,120
Internet – 2.4%
Amazon.com, Inc. (a)	7,561	1,017,106
Google, Inc. Class A (a)	6,150	3,812,877
Liberty Media Holding Corp. Interactive Class A (a)	40,700	441,188
		5,271,171
Leisure Time – 1.0%
Harley-Davidson, Inc.	87,500	2,205,000
Machinery — Construction & Mining – 1.0%
BHP Billiton PLC	36,200	1,157,149
Rio Tinto PLC	19,672	1,061,003
		2,218,152
Manufacturing – 0.8%
Tyco International Ltd. (a)	48,600	1,734,048
Media – 3.5%
Comcast Corp. Special Class A	85,850	1,374,459
DIRECTV Class A (a)	37,466	1,249,491
Liberty Media Corp. - Starz Class A (a)	3,746	172,878
News Corp. Class A	230,150	3,150,753
The Walt Disney Co.	59,500	1,918,875
		7,866,456
Mining – 0.6%
Vulcan Materials Co.	25,000	1,316,750

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 14.7%
Canadian Natural Resources Ltd.	75,840	$5,456,688
ConocoPhillips	15,460	789,542
Devon Energy Corp.	99,540	7,316,190
EOG Resources, Inc.	82,100	7,988,330
Occidental Petroleum Corp.	125,330	10,195,596
OGX Petroleo e Gas Participacoes SA	110,000	1,073,759
		32,820,105
Oil & Gas Services – 0.8%
Transocean Ltd. (a)	22,479	1,861,261
Packaging & Containers – 2.1%
Sealed Air Corp.	216,000	4,721,760
Pharmaceuticals – 5.6%
Cardinal Health, Inc.	43,600	1,405,664
Express Scripts, Inc. (a)	33,300	2,878,785
Mead Johnson Nutrition Co. Class A	16,910	738,967
Merck & Co., Inc.	151,305	5,528,685
Pfizer, Inc.	109,200	1,986,348
		12,538,449
Real Estate – 1.1%
Brookfield Asset Management, Inc. Class A	48,000	1,064,640
Hang Lung Properties Ltd.	265,000	1,310,901
		2,375,541
Retail – 8.8%
Bed Bath & Beyond, Inc. (a)	71,100	2,746,593
CarMax, Inc. (a)	72,970	1,769,522
Costco Wholesale Corp.	163,000	9,644,710
CVS Caremark Corp.	169,098	5,446,647
		19,607,472
Semiconductors – 1.5%
Texas Instruments, Inc.	130,000	3,387,800
Software – 2.9%
Activision Blizzard, Inc. (a)	86,800	964,348
Dun & Bradstreet Corp.	11,450	966,037
Microsoft Corp.	148,500	4,527,765
		6,458,150
Transportation – 1.5%
China Shipping Development Co. Ltd. Class H	482,000	720,713
Kuehne & Nagel International AG	12,400	1,198,183
LLX Logistica SA (a)	28,300	162,321
United Parcel Service, Inc. Class B	20,000	1,147,400
		3,228,617
TOTAL COMMON STOCK (Cost $191,169,591)		215,466,574
TOTAL EQUITIES (Cost $191,169,591)		215,466,574
	Principal Amount
BONDS & NOTES – 0.7%
CORPORATE DEBT – 0.7%
Forest Products & Paper – 0.2%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424) (b) (d) 5.000% 8/01/13	$359,000	424,069
Leisure Time – 0.5%
Harley-Davidson, Inc. 15.000% 2/01/14	1,000,000	1,224,015
TOTAL CORPORATE DEBT (Cost $1,352,648)		1,648,084
TOTAL BONDS & NOTES (Cost $1,352,648)		1,648,084
TOTAL LONG-TERM INVESTMENTS (Cost $192,522,239)		217,114,658
SHORT-TERM INVESTMENTS – 3.5%
Repurchase Agreement – 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (e)	7,687,686	7,687,686
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	3,147	3,147
TOTAL SHORT-TERM INVESTMENTS (Cost $7,690,833)		7,690,833
TOTAL INVESTMENTS – 101.0% (Cost $200,213,072) (f)		224,805,491
Other Assets/ (Liabilities) – (1.0)%		(2,140,074)
NET ASSETS – 100.0%		$222,665,417

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $496,292 or 0.22% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. (Note 2).
(e)	Maturity value of $7,687,690. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $7,843,749.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK – 97.5%
Advertising – 0.2%
Interpublic Group of Cos., Inc. (a)	14,595	$107,711
Omnicom Group, Inc.	9,212	360,650
		468,361
Aerospace & Defense – 2.2%
The Boeing Co.	21,611	1,169,803
General Dynamics Corp.	11,486	783,001
Goodrich Corp.	3,718	238,882
L-3 Communications Holdings, Inc.	3,441	299,195
Lockheed Martin Corp.	9,511	716,654
Northrop Grumman Corp.	9,334	521,304
Raytheon Co.	11,383	586,452
Rockwell Collins, Inc.	4,668	258,420
United Technologies Corp.	27,885	1,935,498
		6,509,209
Agriculture – 1.7%
Altria Group, Inc.	61,674	1,210,661
Archer-Daniels-Midland Co.	19,121	598,678
Lorillard, Inc.	4,778	383,339
Philip Morris International, Inc.	56,648	2,729,867
Reynolds American, Inc.	5,000	264,850
		5,187,395
Airlines – 0.1%
Southwest Airlines Co.	22,240	254,203
Apparel – 0.3%
Nike, Inc. Class B	11,577	764,893
VF Corp.	2,651	194,159
		959,052
Auto Manufacturers – 0.5%
Ford Motor Co. (a)	98,350	983,500
Paccar, Inc.	10,877	394,509
		1,378,009
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	7,165	101,027
Johnson Controls, Inc.	19,926	542,784
		643,811
Banks – 5.0%
Bank of America Corp.	295,481	4,449,944
Bank of New York Mellon Corp.	35,801	1,001,354
BB&T Corp.	20,449	518,791
Capital One Financial Corp.	13,370	512,606
Comerica, Inc.	4,569	135,105
Fifth Third Bancorp	23,661	230,695
First Horizon National Corp. (a)	6,569	88,023
Huntington Bancshares, Inc.	21,157	77,223
KeyCorp	26,481	146,970
M&T Bank Corp.	2,460	164,549
Marshall & Ilsley Corp.	15,118	82,393
Northern Trust Corp.	7,068	370,363
PNC Financial Services Group, Inc.	13,721	724,332
Regions Financial Corp.	35,689	188,795
State Street Corp.	14,705	640,256
SunTrust Banks, Inc.	14,844	301,185
U.S. Bancorp	56,880	1,280,369
Wells Fargo & Co.	151,993	4,102,291
Zions Bancorp	4,069	52,205
		15,067,449
Beverages – 2.6%
Brown-Forman Corp. Class B	3,259	174,585
The Coca-Cola Co.	68,913	3,928,041
Coca-Cola Enterprises, Inc.	9,474	200,849
Constellation Brands, Inc. Class A (a)	6,000	95,580
Dr. Pepper Snapple Group, Inc.	7,520	212,816
Molson Coors Brewing Co. Class B	4,666	210,716
The Pepsi Bottling Group, Inc.	4,292	160,950
PepsiCo, Inc.	46,406	2,821,485
		7,805,022
Biotechnology – 1.2%
Amgen, Inc. (a)	30,089	1,702,135
Biogen Idec, Inc. (a)	8,637	462,079
Celgene Corp. (a)	13,675	761,424
Genzyme Corp. (a)	7,885	386,444
Life Technologies Corp. (a)	5,302	276,923
Millipore Corp. (a)	1,685	121,910
		3,710,915
Building Materials – 0.1%
Masco Corp.	10,667	147,311
Chemicals – 2.0%
Air Products & Chemicals, Inc.	6,295	510,273
Airgas, Inc.	2,417	115,049
CF Industries Holdings, Inc.	1,454	131,994
The Dow Chemical Co.	34,051	940,829
Eastman Chemical Co.	2,182	131,444
Ecolab, Inc.	7,051	314,333
EI du Pont de Nemours & Co.	26,882	905,117
FMC Corp.	2,189	122,059
International Flavors & Fragrances, Inc.	2,346	96,514
Monsanto Co.	16,205	1,324,759
PPG Industries, Inc.	4,973	291,119
Praxair, Inc.	9,125	732,829
The Sherwin-Williams Co.	2,815	173,545
Sigma-Aldrich Corp.	3,568	180,291
		5,970,155
Coal – 0.2%
CONSOL Energy, Inc.	5,377	267,775
Massey Energy Co.	2,500	105,025
Peabody Energy Corp.	8,012	362,222
		735,022
Commercial Services – 1.8%
Apollo Group, Inc. Class A (a)	3,815	231,113
Automatic Data Processing, Inc.	15,013	642,857
DeVry, Inc.	1,800	102,114
Donnelley (R.R.) & Sons Co.	6,122	136,337
Equifax, Inc.	3,759	116,116
H&R Block, Inc.	10,048	227,286
Iron Mountain, Inc. (a)	5,400	122,904
MasterCard, Inc. Class A	2,853	730,311
McKesson Corp.	8,008	500,500
Monster Worldwide, Inc. (a)	3,776	65,702
Moody's Corp.	5,878	157,530
Paychex, Inc.	9,497	290,988

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quanta Services, Inc. (a)	6,237	$129,979
Robert Half International, Inc.	4,480	119,750
SAIC, Inc. (a)	9,092	172,203
Total System Services, Inc.	5,714	98,681
Visa, Inc. Class A	13,364	1,168,815
Western Union Co.	20,566	387,669
		5,400,855
Computers – 6.0%
Affiliated Computer Services, Inc. Class A (a)	2,900	173,101
Apple, Inc. (a)	26,781	5,647,042
Cognizant Technology Solutions Corp. Class A (a)	8,800	398,640
Computer Sciences Corp. (a)	4,487	258,137
Dell, Inc. (a)	51,247	735,907
EMC Corp. (a)	60,650	1,059,555
Hewlett-Packard Co.	70,497	3,631,300
International Business Machines Corp.	39,070	5,114,263
Lexmark International, Inc. Class A (a)	2,397	62,274
NetApp, Inc. (a)	10,020	344,588
SanDisk Corp. (a)	6,836	198,176
Sun Microsystems, Inc. (a)	22,539	211,190
Teradata Corp. (a)	5,100	160,293
Western Digital Corp. (a)	6,697	295,673
		18,290,139
Cosmetics & Personal Care – 2.3%
Avon Products, Inc.	12,656	398,664
Colgate-Palmolive Co.	14,788	1,214,834
The Estee Lauder Cos., Inc. Class A	3,514	169,937
The Procter & Gamble Co.	86,875	5,267,231
		7,050,666
Distribution & Wholesale – 0.2%
Fastenal Co.	3,900	162,396
Genuine Parts Co.	4,729	179,513
W.W. Grainger, Inc.	1,879	181,943
		523,852
Diversified Financial – 5.3%
American Express Co.	35,370	1,433,192
Ameriprise Financial, Inc.	7,521	291,965
The Charles Schwab Corp.	28,327	533,114
Citigroup, Inc.	579,824	1,919,218
CME Group, Inc.	1,976	663,837
Discover Financial Services	16,123	237,169
E*TRADE Financial Corp. (a)	46,134	80,735
Federated Investors, Inc. Class B	2,700	74,250
Franklin Resources, Inc.	4,428	466,490
The Goldman Sachs Group, Inc.	15,287	2,581,057
IntercontinentalExchange, Inc. (a)	2,175	244,253
Invesco Ltd.	12,748	299,451
Janus Capital Group, Inc.	5,413	72,805
JP Morgan Chase & Co.	117,181	4,882,932
Legg Mason, Inc.	4,825	145,522
Morgan Stanley	40,426	1,196,610
The NASDAQ OMX Group, Inc. (a)	4,371	86,633
NYSE Euronext	7,700	194,810
SLM Corp. (a)	14,042	158,253
T. Rowe Price Group, Inc.	7,657	407,735
		15,970,031
Electric – 3.3%
The AES Corp. (a)	19,749	262,859
Allegheny Energy, Inc.	5,120	120,218
Ameren Corp.	7,032	196,544
American Electric Power Co., Inc.	14,214	494,505
CenterPoint Energy, Inc.	11,695	169,694
CMS Energy Corp.	6,711	105,094
Consolidated Edison, Inc.	8,335	378,659
Constellation Energy Group, Inc.	5,981	210,352
Dominion Resources, Inc.	17,779	691,959
DTE Energy Co.	4,937	215,204
Duke Energy Corp.	38,814	667,989
Edison International	9,630	334,931
Entergy Corp.	5,599	458,222
Exelon Corp.	19,618	958,732
FirstEnergy Corp.	9,057	420,698
FPL Group, Inc.	12,296	649,475
Integrys Energy Group, Inc.	2,300	96,577
Northeast Utilities	5,206	134,263
Pepco Holdings, Inc.	6,596	111,143
PG&E Corp.	11,032	492,579
Pinnacle West Capital Corp.	3,000	109,740
PPL Corp.	11,178	361,161
Progress Energy, Inc.	8,312	340,875
Public Service Enterprise Group, Inc.	14,996	498,617
SCANA Corp.	3,297	124,231
The Southern Co.	23,798	792,949
TECO Energy, Inc.	6,461	104,797
Wisconsin Energy Corp.	3,500	174,405
Xcel Energy, Inc.	13,588	288,337
		9,964,809
Electrical Components & Equipment – 0.3%
Emerson Electric Co.	22,314	950,576
Molex, Inc.	4,090	88,140
		1,038,716
Electronics – 0.3%
Agilent Technologies, Inc. (a)	10,183	316,386
Amphenol Corp. Class A	5,100	235,518
FLIR Systems, Inc. (a)	4,516	147,763
Jabil Circuit, Inc.	5,778	100,364
PerkinElmer, Inc.	3,463	71,303
Waters Corp. (a)	2,800	173,488
		1,044,822
Energy — Alternate Sources – 0.1%
First Solar, Inc. (a)	1,453	196,736
Engineering & Construction – 0.1%
Fluor Corp.	5,354	241,144
Jacobs Engineering Group, Inc. (a)	3,700	139,157
		380,301
Entertainment – 0.1%
International Game Technology	8,874	166,565
Environmental Controls – 0.3%
Republic Services, Inc.	9,600	271,776
Stericycle, Inc. (a)	2,501	137,980
Waste Management, Inc.	14,553	492,037
		901,793
Foods – 1.9%
Campbell Soup Co.	5,655	191,139

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ConAgra Foods, Inc.	13,272	$305,920
Dean Foods Co. (a)	5,490	99,040
General Mills, Inc.	9,708	687,423
H.J. Heinz Co.	9,422	402,885
The Hershey Co.	4,983	178,342
Hormel Foods Corp.	2,100	80,745
The J.M. Smucker Co.	3,539	218,533
Kellogg Co.	7,564	402,405
Kraft Foods, Inc. Class A	43,927	1,193,936
The Kroger Co.	19,318	396,598
McCormick & Co., Inc.	3,900	140,907
Safeway, Inc.	12,147	258,610
Sara Lee Corp.	20,565	250,482
SUPERVALU, Inc.	6,295	80,009
Sysco Corp.	17,609	491,995
Tyson Foods, Inc. Class A	9,075	111,350
Whole Foods Market, Inc. (a)	4,100	112,545
		5,602,864
Forest Products & Paper – 0.3%
International Paper Co.	12,820	343,320
MeadWestvaco Corp.	5,101	146,042
Plum Creek Timber Co., Inc.	4,765	179,926
Weyerhaeuser Co.	6,310	272,213
		941,501
Gas – 0.2%
Nicor, Inc.	1,406	59,193
NiSource, Inc.	8,124	124,947
Sempra Energy	7,338	410,781
		594,921
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	1,773	114,944
Snap-on, Inc.	1,777	75,096
The Stanley Works	2,401	123,675
		313,715
Health Care — Products – 3.6%
Baxter International, Inc.	17,978	1,054,949
Becton, Dickinson & Co.	7,048	555,805
Boston Scientific Corp. (a)	45,141	406,269
C.R. Bard, Inc.	2,861	222,872
CareFusion Corp. (a)	5,334	133,403
Intuitive Surgical, Inc. (a)	1,136	344,572
Johnson & Johnson	82,056	5,285,227
Medtronic, Inc.	32,919	1,447,778
St. Jude Medical, Inc. (a)	9,935	365,409
Stryker Corp.	8,396	422,906
Varian Medical Systems, Inc. (a)	3,700	173,345
Zimmer Holdings, Inc. (a)	6,332	374,285
		10,786,820
Health Care — Services – 1.4%
Aetna, Inc.	12,905	409,088
CIGNA Corp.	8,156	287,662
Coventry Health Care, Inc. (a)	4,485	108,941
DaVita, Inc. (a)	3,000	176,220
Humana, Inc. (a)	5,003	219,582
Laboratory Corporation of America Holdings (a)	3,134	234,548
Quest Diagnostics, Inc.	4,629	279,499
Tenet Healthcare Corp. (a)	12,559	67,693
Thermo Fisher Scientific, Inc. (a)	12,133	578,623
UnitedHealth Group, Inc.	34,569	1,053,663
WellPoint, Inc. (a)	13,640	795,076
		4,210,595
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	5,628	133,890
Home Builders – 0.1%
D.R. Horton, Inc.	8,014	87,112
Lennar Corp. Class A	4,786	61,117
Pulte Homes, Inc. (a)	9,359	93,590
		241,819
Home Furnishing – 0.1%
Harman International Industries, Inc.	2,060	72,677
Whirlpool Corp.	2,242	180,840
		253,517
Household Products – 0.4%
Avery Dennison Corp.	3,343	121,986
The Clorox Co.	4,151	253,211
Fortune Brands, Inc.	4,455	192,456
Kimberly-Clark Corp.	12,353	787,010
		1,354,663
Housewares – 0.0%
Newell Rubbermaid, Inc.	8,335	125,108
Insurance – 2.3%
Aflac, Inc.	13,926	644,077
Allstate Corp.	15,904	477,756
American International Group, Inc. (a)	4,051	121,449
Aon Corp.	8,146	312,318
Assurant, Inc.	3,474	102,414
The Chubb Corp.	10,165	499,915
Cincinnati Financial Corp.	4,882	128,104
Genworth Financial, Inc. Class A (a)	14,539	165,018
The Hartford Financial Services Group, Inc.	11,358	264,187
Lincoln National Corp.	8,981	223,447
Loews Corp.	10,710	389,308
Marsh & McLennan Cos., Inc.	15,664	345,861
Metlife, Inc.	24,369	861,444
Principal Financial Group, Inc.	9,495	228,260
The Progressive Corp. (a)	19,992	359,656
Prudential Financial, Inc.	13,802	686,788
Torchmark Corp.	2,426	106,623
The Travelers Cos., Inc.	16,257	810,574
Unum Group	9,970	194,614
XL Capital Ltd. Class A	10,198	186,929
		7,108,742
Internet – 2.8%
Akamai Technologies, Inc. (a)	5,004	126,751
Amazon.com, Inc. (a)	9,911	1,333,228
eBay, Inc. (a)	33,411	786,495
Expedia, Inc. (a)	6,254	160,790
Google, Inc. Class A (a)	7,168	4,444,017
McAfee, Inc. (a)	4,728	191,815
Priceline.com, Inc. (a)	1,305	285,142
Symantec Corp. (a)	24,007	429,485
VeriSign, Inc. (a)	5,700	138,168
Yahoo!, Inc. (a)	35,360	593,341
		8,489,232
Iron & Steel – 0.3%
AK Steel Holding Corp.	3,200	68,320
Allegheny Technologies, Inc.	2,975	133,191

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cliffs Natural Resources, Inc.	3,896	$179,567
Nucor Corp.	9,336	435,524
United States Steel Corp.	4,262	234,921
		1,051,523
Leisure Time – 0.2%
Carnival Corp. (a)	12,985	411,495
Harley-Davidson, Inc.	6,922	174,434
		585,929
Lodging – 0.2%
Marriott International, Inc. Class A	7,544	205,574
Starwood Hotels & Resorts Worldwide, Inc.	5,566	203,549
Wyndham Worldwide Corp.	5,252	105,933
Wynn Resorts Ltd.	2,053	119,546
		634,602
Machinery — Construction & Mining – 0.4%
Caterpillar, Inc.	18,512	1,054,999
Machinery — Diversified – 0.6%
Cummins, Inc.	5,956	273,142
Deere & Co.	12,586	680,777
Eaton Corp.	4,926	313,392
Flowserve Corp.	1,649	155,880
Rockwell Automation, Inc.	4,268	200,510
Roper Industries, Inc.	2,721	142,499
		1,766,200
Manufacturing – 3.2%
3M Co.	21,046	1,739,873
Danaher Corp.	7,731	581,371
Dover Corp.	5,535	230,311
Eastman Kodak Co. (a)	8,060	34,013
General Electric Co.	316,599	4,790,143
Honeywell International, Inc.	22,694	889,605
Illinois Tool Works, Inc.	11,474	550,637
ITT Corp.	5,378	267,502
Leggett & Platt, Inc.	4,495	91,698
Pall Corp.	3,492	126,411
Parker Hannifin Corp.	4,731	254,906
Textron, Inc.	8,075	151,891
		9,708,361
Media – 2.7%
CBS Corp. Class B	20,145	283,037
Comcast Corp. Class A	84,863	1,430,790
DIRECTV Class A (a)	28,447	948,708
Gannett Co., Inc.	6,970	103,505
The McGraw-Hill Cos., Inc.	9,360	313,654
Meredith Corp.	1,144	35,292
New York Times Co. Class A (a)	3,565	44,063
News Corp. Class A	66,998	917,203
Scripps Networks Interactive Class A	2,700	112,050
Time Warner Cable, Inc.	10,511	435,050
Time Warner, Inc.	34,692	1,010,925
Viacom, Inc. Class B (a)	18,078	537,459
The Walt Disney Co.	57,196	1,844,571
Washington Post Co. Class B	182	80,007
		8,096,314
Metal Fabricate & Hardware – 0.2%
Precision Castparts Corp.	4,200	463,470
Mining – 0.8%
Alcoa, Inc.	28,962	466,868
Freeport-McMoRan Copper & Gold, Inc. (a)	12,772	1,025,464
Newmont Mining Corp.	14,611	691,246
Titanium Metals Corp. (a)	2,358	29,522
Vulcan Materials Co.	3,729	196,406
		2,409,506
Office Equipment/Supplies – 0.1%
Pitney Bowes, Inc.	6,202	141,158
Xerox Corp.	25,614	216,694
		357,852
Oil & Gas – 9.1%
Anadarko Petroleum Corp.	14,606	911,707
Apache Corp.	9,989	1,030,565
Cabot Oil & Gas Corp.	3,119	135,957
Chesapeake Energy Corp.	19,247	498,112
Chevron Corp.	59,651	4,592,530
ConocoPhillips	44,109	2,252,647
Denbury Resources, Inc. (a)	7,500	111,000
Devon Energy Corp.	13,244	973,434
Diamond Offshore Drilling, Inc.	2,050	201,761
EOG Resources, Inc.	7,494	729,166
EQT Corp.	3,900	171,288
Exxon Mobil Corp.	141,156	9,625,428
Hess Corp.	8,651	523,386
Marathon Oil Corp.	20,980	654,996
Murphy Oil Corp.	5,691	308,452
Nabors Industries Ltd. (a)	8,398	183,832
Noble Energy, Inc.	5,170	368,207
Occidental Petroleum Corp.	24,130	1,962,976
Pioneer Natural Resources Co.	3,400	163,778
Questar Corp.	5,200	216,164
Range Resources Corp.	4,700	234,295
Rowan Cos., Inc. (a)	3,314	75,029
Southwestern Energy Co. (a)	10,310	496,942
Sunoco, Inc.	3,390	88,479
Tesoro Corp.	4,300	58,265
Valero Energy Corp.	16,725	280,144
XTO Energy, Inc.	17,257	802,968
		27,651,508
Oil & Gas Services – 1.6%
Baker Hughes, Inc.	9,198	372,335
BJ Services Co.	8,700	161,820
Cameron International Corp. (a)	7,300	305,140
FMC Technologies, Inc. (a)	3,613	208,976
Halliburton Co.	26,828	807,254
National Oilwell Varco, Inc.	12,500	551,125
Schlumberger Ltd.	35,709	2,324,299
Smith International, Inc.	7,452	202,471
		4,933,420
Packaging & Containers – 0.2%
Ball Corp.	2,816	145,587
Bemis Co., Inc.	3,230	95,770
Owens-IIlinois, Inc. (a)	5,000	164,350
Pactiv Corp. (a)	3,959	95,570
Sealed Air Corp.	4,655	101,758
		603,035
Pharmaceuticals – 5.9%
Abbott Laboratories	46,044	2,485,916
Allergan, Inc.	9,132	575,407
AmerisourceBergen Corp.	8,682	226,340
Bristol-Myers Squibb Co.	48,212	1,217,353
Cardinal Health, Inc.	10,833	349,256
Cephalon, Inc. (a)	2,206	137,676

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DENTSPLY International, Inc.	4,500	$158,265
Eli Lilly & Co.	30,184	1,077,871
Express Scripts, Inc. (a)	8,179	707,074
Forest Laboratories, Inc. (a)	8,980	288,348
Gilead Sciences, Inc. (a)	26,788	1,159,385
Hospira, Inc. (a)	4,839	246,789
King Pharmaceuticals, Inc. (a)	7,567	92,847
Mead Johnson Nutrition Co. Class A	6,584	287,721
Medco Health Solutions, Inc. (a)	14,193	907,075
Merck & Co., Inc.	90,943	3,323,057
Mylan, Inc. (a)	9,181	169,206
Patterson Cos., Inc. (a)	2,700	75,546
Pfizer, Inc.	240,200	4,369,238
Watson Pharmaceuticals, Inc. (a)	3,212	127,227
		17,981,597
Pipelines – 0.3%
El Paso Corp.	20,644	202,931
Spectra Energy Corp.	19,299	395,822
The Williams Cos., Inc.	17,318	365,063
		963,816
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	8,040	109,103
Real Estate Investment Trusts (REITS) – 1.1%
Apartment Investment & Management Co. Class A	3,537	56,309
AvalonBay Communities, Inc.	2,435	199,938
Boston Properties, Inc.	4,123	276,530
Equity Residential	8,254	278,820
HCP, Inc.	8,741	266,950
Health Care, Inc.	3,643	161,458
Host Hotels & Resorts, Inc. (a)	19,144	223,410
Kimco Realty Corp.	11,934	161,467
ProLogis	14,098	193,002
Public Storage	4,021	327,510
Simon Property Group, Inc.	8,481	676,784
Ventas, Inc.	4,655	203,610
Vornado Realty Trust	4,661	325,990
		3,351,778
Retail – 6.0%
Abercrombie & Fitch Co. Class A	2,560	89,216
AutoNation, Inc. (a)	2,750	52,663
AutoZone, Inc. (a)	892	140,998
Bed Bath & Beyond, Inc. (a)	7,822	302,164
Best Buy Co., Inc.	10,169	401,269
Big Lots, Inc. (a)	2,474	71,697
Coach, Inc.	9,500	347,035
Costco Wholesale Corp.	12,968	767,317
CVS Caremark Corp.	41,951	1,351,242
Darden Restaurants, Inc.	4,192	147,013
Family Dollar Stores, Inc.	4,151	115,522
GameStop Corp. Class A (a)	4,800	105,312
The Gap, Inc.	14,171	296,882
The Home Depot, Inc.	50,586	1,463,453
J.C. Penney Co., Inc.	7,020	186,802
Kohl's Corp. (a)	9,123	492,003
Limited Brands, Inc.	8,030	154,497
Lowe's Cos., Inc.	43,783	1,024,084
Macy's, Inc.	12,409	207,975
McDonald's Corp.	32,085	2,003,387
Nordstrom, Inc.	4,870	183,015
O'Reilly Automotive, Inc. (a)	4,100	156,292
Office Depot, Inc. (a)	7,830	50,504
Polo Ralph Lauren Corp.	1,700	137,666
RadioShack Corp.	3,781	73,730
Ross Stores, Inc.	3,724	159,052
Sears Holdings Corp. (a)	1,443	120,418
Staples, Inc.	21,564	530,259
Starbucks Corp. (a)	22,121	510,110
Target Corp.	22,373	1,082,182
Tiffany & Co.	3,675	158,025
The TJX Cos., Inc.	12,489	456,473
Wal-Mart Stores, Inc.	63,465	3,392,204
Walgreen Co.	29,419	1,080,266
Yum! Brands, Inc.	13,909	486,398
		18,297,125
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	14,070	193,181
People's United Financial, Inc.	10,400	173,680
		366,861
Semiconductors – 2.6%
Advanced Micro Devices, Inc. (a)	16,560	160,301
Altera Corp.	8,820	199,597
Analog Devices, Inc.	8,607	271,809
Applied Materials, Inc.	39,774	554,449
Broadcom Corp. Class A (a)	12,824	403,315
Intel Corp.	164,270	3,351,108
KLA-Tencor Corp.	5,143	185,971
Linear Technology Corp.	6,559	200,312
LSI Corp. (a)	19,428	116,762
MEMC Electronic Materials, Inc. (a)	6,600	89,892
Microchip Technology, Inc.	5,426	157,679
Micron Technology, Inc. (a)	25,288	267,041
National Semiconductor Corp.	7,066	108,534
Novellus Systems, Inc. (a)	2,850	66,519
NVIDIA Corp. (a)	16,520	308,594
QLogic Corp. (a)	3,386	63,894
Teradyne, Inc. (a)	4,982	53,457
Texas Instruments, Inc.	37,287	971,699
Xilinx, Inc.	8,313	208,324
		7,739,257
Software – 4.3%
Adobe Systems, Inc. (a)	15,644	575,386
Autodesk, Inc. (a)	6,780	172,280
BMC Software, Inc. (a)	5,435	217,944
CA, Inc.	11,829	265,679
Citrix Systems, Inc. (a)	5,392	224,361
Compuware Corp. (a)	6,593	47,667
Dun & Bradstreet Corp.	1,539	129,846
Electronic Arts, Inc. (a)	9,700	172,175
Fidelity National Information Services, Inc.	9,748	228,493
Fiserv, Inc. (a)	4,582	222,135
IMS Health, Inc.	5,445	114,672
Intuit, Inc. (a)	9,355	287,292
Microsoft Corp.	229,759	7,005,352
Novell, Inc. (a)	9,841	40,840
Oracle Corp.	116,332	2,854,787
Red Hat, Inc. (a)	5,591	172,762

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Salesforce.com, Inc. (a)	3,272	$241,376
		12,973,047
Telecommunications – 5.9%
American Tower Corp. Class A (a)	11,967	517,094
AT&T, Inc.	175,455	4,918,004
CenturyTel, Inc.	8,818	319,300
Cisco Systems, Inc. (a)	171,025	4,094,339
Corning, Inc.	46,358	895,173
Frontier Communications Corp.	9,501	74,203
Harris Corp.	3,919	186,348
JDS Uniphase Corp. (a)	6,463	53,320
Juniper Networks, Inc. (a)	15,690	418,452
MetroPCS Communications, Inc. (a)	7,500	57,225
Motorola, Inc. (a)	68,736	533,391
Qualcomm, Inc.	49,671	2,297,781
Qwest Communications International, Inc.	44,158	185,905
Sprint Nextel Corp. (a)	88,283	323,116
Tellabs, Inc. (a)	11,409	64,803
Verizon Communications, Inc.	84,471	2,798,524
Windstream Corp.	12,970	142,540
		17,879,518
Textiles – 0.0%
Cintas Corp.	3,990	103,939
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	3,633	116,474
Mattel, Inc.	10,889	217,562
		334,036
Transportation – 2.0%
Burlington Northern Santa Fe Corp.	7,789	768,151
C.H. Robinson Worldwide, Inc.	4,984	292,710
CSX Corp.	11,665	565,636
Expeditors International of Washington, Inc.	6,300	218,799
FedEx Corp.	9,292	775,418
Norfolk Southern Corp.	10,984	575,781
Ryder System, Inc.	1,665	68,548
Union Pacific Corp.	15,012	959,267
United Parcel Service, Inc. Class B	29,500	1,692,415
		5,916,725
TOTAL COMMON STOCK (Cost $284,339,368)		295,256,107
TOTAL EQUITIES (Cost $284,339,368)		295,256,107
TOTAL LONG-TERM INVESTMENTS (Cost $284,339,368)		295,256,107
	Principal Amount
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement – 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$6,360,291	6,360,291
U.S. Treasury Bills – 0.3%
U.S. Treasury Bill (c) 0.123% 5/06/10	905,000	904,615
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	13,284	13,284
TOTAL SHORT-TERM INVESTMENTS (Cost $7,278,190)		7,278,190
TOTAL INVESTMENTS – 99.9% (Cost $291,617,558) (d)		302,534,297
Other Assets/ (Liabilities) – 0.1%		223,858
NET ASSETS – 100.0%		$302,758,155

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $6,360,295. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $6,490,017.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.2%
COMMON STOCK – 99.0%
Aerospace & Defense – 1.0%
Goodrich Corp.	10,900	$700,325
United Technologies Corp.	17,000	1,179,970
		1,880,295
Apparel – 0.3%
Nike, Inc. Class B	9,770	645,504
Banks – 3.3%
Bank of America Corp.	34,700	522,582
Bank of New York Mellon Corp.	3,700	103,489
Northern Trust Corp.	18,100	948,440
PNC Financial Services Group, Inc.	5,100	269,229
State Street Corp.	19,800	862,092
U.S. Bancorp	53,800	1,211,038
Wells Fargo & Co.	83,900	2,264,461
		6,181,331
Beverages – 0.9%
The Coca-Cola Co.	900	51,300
PepsiCo, Inc.	28,550	1,735,840
		1,787,140
Biotechnology – 1.8%
Amgen, Inc. (a)	3,620	204,783
Celgene Corp. (a)	44,500	2,477,760
Life Technologies Corp. (a)	1,800	94,014
Vertex Pharmaceuticals, Inc. (a)	15,800	677,030
		3,453,587
Chemicals – 2.1%
Ecolab, Inc.	700	31,206
Monsanto Co.	14,450	1,181,288
Praxair, Inc.	28,230	2,267,151
The Sherwin-Williams Co.	7,300	450,045
		3,929,690
Commercial Services – 5.4%
Apollo Group, Inc. Class A (a)	4,520	273,822
Automatic Data Processing, Inc.	11,650	498,853
MasterCard, Inc. Class A	11,390	2,915,612
McKesson Corp.	36,500	2,281,250
Visa, Inc. Class A	33,880	2,963,145
Western Union Co.	62,100	1,170,585
		10,103,267
Computers – 8.2%
Accenture PLC Class A	24,250	1,006,375
Apple, Inc. (a)	55,020	11,601,517
EMC Corp. (a)	25,500	445,485
Hewlett-Packard Co.	12,800	659,328
International Business Machines Corp.	14,000	1,832,600
		15,545,305
Cosmetics & Personal Care – 0.5%
The Procter & Gamble Co.	16,100	976,143
Distribution & Wholesale – 0.2%
Fastenal Co.	9,900	412,236
W.W. Grainger, Inc.	100	9,683
		421,919
Diversified Financial – 11.0%
American Express Co.	52,050	2,109,066
Ameriprise Financial, Inc.	26,800	1,040,376
BlackRock, Inc.	1,710	397,062
The Charles Schwab Corp.	67,500	1,270,350
CME Group, Inc.	500	167,975
Credit Suisse Group	3,184	156,641
Franklin Resources, Inc.	35,550	3,745,193
The Goldman Sachs Group, Inc.	27,850	4,702,194
IntercontinentalExchange, Inc. (a)	12,750	1,431,825
Invesco Ltd.	32,300	758,727
JP Morgan Chase & Co.	78,800	3,283,596
Morgan Stanley	50,690	1,500,424
TD Ameritrade Holding Corp. (a)	11,700	226,746
		20,790,175
Energy — Alternate Sources – 0.1%
First Solar, Inc. (a)	1,680	227,472
Engineering & Construction – 0.3%
McDermott International, Inc. (a)	25,500	612,255
Environmental Controls – 0.1%
Republic Services, Inc.	3,600	101,916
Foods – 0.2%
General Mills, Inc.	3,500	247,835
Kellogg Co.	2,900	154,280
		402,115
Health Care — Products – 1.9%
Alcon, Inc.	1,120	184,072
Baxter International, Inc.	7,320	429,537
Intuitive Surgical, Inc. (a)	4,550	1,380,106
Medtronic, Inc.	3,620	159,208
St. Jude Medical, Inc. (a)	17,950	660,201
Stryker Corp.	16,130	812,468
		3,625,592
Health Care — Services – 0.0%
WellPoint, Inc. (a)	1,350	78,691
Insurance – 0.0%
Prudential Financial, Inc.	1,200	59,712
Internet – 13.0%
Amazon.com, Inc. (a)	56,650	7,620,558
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	600	246,738
eBay, Inc. (a)	100	2,354
Expedia, Inc. (a)	41,700	1,072,107
Google, Inc. Class A (a)	16,400	10,167,672
McAfee, Inc. (a)	39,850	1,616,714
Priceline.com, Inc. (a)	5,700	1,245,450
Tencent Holdings Ltd.	111,400	2,403,634
VeriSign, Inc. (a)	3,650	88,476
		24,463,703
Leisure Time – 0.5%
Carnival Corp. (a)	28,200	893,658
Lodging – 1.1%
Marriott International, Inc. Class A	56,287	1,533,821
Wynn Macau Ltd. (a)	172,400	210,322
Wynn Resorts Ltd.	4,500	262,035
		2,006,178
Machinery — Diversified – 0.4%
Rockwell Automation, Inc.	14,400	676,512
Manufacturing – 3.9%
3M Co.	22,600	1,868,342

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Danaher Corp.	72,980	$5,488,096
		7,356,438
Media – 3.5%
Discovery Communications, Inc., Series A (a)	38,775	1,189,229
Discovery Communications, Inc., Series C (a)	41,575	1,102,569
The McGraw-Hill Cos., Inc.	38,280	1,282,763
Time Warner, Inc.	50,133	1,460,876
The Walt Disney Co.	48,000	1,548,000
		6,583,437
Metal Fabricate & Hardware – 0.8%
Precision Castparts Corp.	13,300	1,467,655
Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc. (a)	4,300	345,247
Oil & Gas – 3.2%
EOG Resources, Inc.	28,390	2,762,347
Exxon Mobil Corp.	930	63,417
Petroleo Brasileiro SA Sponsored ADR (Brazil)	15,000	635,850
Southwestern Energy Co. (a)	30,800	1,484,560
Suncor Energy, Inc.	31,000	1,094,610
		6,040,784
Oil & Gas Services – 3.7%
Cameron International Corp. (a)	25,700	1,074,260
FMC Technologies, Inc. (a)	18,700	1,081,608
Schlumberger Ltd.	56,200	3,658,058
Smith International, Inc.	45,300	1,230,801
		7,044,727
Pharmaceuticals – 8.4%
Allergan, Inc.	40,860	2,574,589
Express Scripts, Inc. (a)	40,350	3,488,257
Gilead Sciences, Inc. (a)	67,650	2,927,892
Medco Health Solutions, Inc. (a)	78,600	5,023,326
Shire PLC Sponsored ADR (United Kingdom)	8,300	487,210
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	23,700	1,331,466
		15,832,740
Retail – 7.4%
Bed Bath & Beyond, Inc. (a)	45,600	1,761,528
CarMax, Inc. (a)	6,200	150,350
Costco Wholesale Corp.	1,650	97,631
CVS Caremark Corp.	32,459	1,045,504
Dollar Tree, Inc. (a)	5,900	284,970
The Gap, Inc.	20,100	421,095
Kohl's Corp. (a)	44,500	2,399,885
Lowe's Cos., Inc.	58,400	1,365,976
McDonald's Corp.	24,750	1,545,390
O'Reilly Automotive, Inc. (a)	20,100	766,212
Starbucks Corp. (a)	82,100	1,893,226
Wal-Mart Stores, Inc.	18,220	973,859
Walgreen Co.	4,000	146,880
Yum! Brands, Inc.	30,800	1,077,076
		13,929,582
Semiconductors – 4.5%
Altera Corp.	37,750	854,283
Broadcom Corp. Class A (a)	51,250	1,611,812
Intel Corp.	42,500	867,000
Marvell Technology Group Ltd. (a)	150,850	3,130,137
Xilinx, Inc.	80,100	2,007,306
		8,470,538
Software – 4.4%
Adobe Systems, Inc. (a)	8,350	307,113
Autodesk, Inc. (a)	16,700	424,347
Cerner Corp. (a)	8,100	667,764
Electronic Arts, Inc. (a)	6,250	110,938
Fiserv, Inc. (a)	23,570	1,142,674
Intuit, Inc. (a)	7,000	214,970
Microsoft Corp.	170,650	5,203,118
Salesforce.com, Inc. (a)	1,800	132,786
		8,203,710
Telecommunications – 6.2%
American Tower Corp. Class A (a)	79,070	3,416,615
Cisco Systems, Inc. (a)	73,050	1,748,817
Juniper Networks, Inc. (a)	101,550	2,708,338
Qualcomm, Inc.	82,000	3,793,320
		11,667,090
Transportation – 0.5%
Expeditors International of Washington, Inc.	14,100	489,693
Union Pacific Corp.	7,000	447,300
		936,993
TOTAL COMMON STOCK (Cost $139,333,276)		186,741,101
CONVERTIBLE PREFERRED STOCK – 0.2%
Banks – 0.2%
Bank of America Corp.	30,400	453,568
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $456,000)		453,568
TOTAL EQUITIES (Cost $139,789,276)		187,194,669
TOTAL LONG-TERM INVESTMENTS (Cost $139,789,276)		187,194,669
	Principal Amount
SHORT-TERM INVESTMENTS – 1.6%
Repurchase Agreement – 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$2,733,755	2,733,755
Time Deposits – 0.1%
Euro Time Deposit 0.010% 1/04/10	105,750	105,750
TOTAL SHORT-TERM INVESTMENTS (Cost $2,839,505)		2,839,505
TOTAL INVESTMENTS – 100.8% (Cost $142,628,781) (c)		190,034,174
Other Assets/ (Liabilities) – (0.8)%		(1,450,981)
NET ASSETS – 100.0%		$188,583,193

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(b)	Maturity value of $2,733,757. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $2,789,555.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 94.2%
COMMON STOCK – 94.2%
Auto Manufacturers – 0.8%
Paccar, Inc.	2,197	$79,685
Biotechnology – 5.9%
Amgen, Inc. (a)	2,543	143,858
Biogen Idec, Inc. (a)	1,695	90,682
Celgene Corp. (a)	2,457	136,806
Genzyme Corp. (a)	1,794	87,924
Illumina, Inc. (a)	662	20,290
Life Technologies Corp. (a)	973	50,820
Vertex Pharmaceuticals, Inc. (a)	1,135	48,635
		579,015
Chemicals – 0.3%
Sigma-Aldrich Corp.	630	31,834
Commercial Services – 2.0%
Apollo Group, Inc. Class A (a)	844	51,129
Automatic Data Processing, Inc.	1,922	82,300
Paychex, Inc.	1,848	56,623
		190,052
Computers – 19.7%
Apple, Inc. (a)	6,772	1,427,944
Cognizant Technology Solutions Corp. Class A (a)	1,548	70,124
Dell, Inc. (a)	3,878	55,688
Logitech International SA (a)	923	15,783
NetApp, Inc. (a)	1,896	65,203
Research In Motion Ltd. (a)	3,065	207,010
SanDisk Corp. (a)	1,250	36,238
Seagate Technology	2,677	48,695
		1,926,685
Distribution & Wholesale – 0.3%
Fastenal Co.	764	31,813
Electronics – 1.0%
Flextronics International Ltd. (a)	4,751	34,730
FLIR Systems, Inc. (a)	856	28,008
Garmin Ltd.	1,003	30,792
		93,530
Energy — Alternate Sources – 0.6%
First Solar, Inc. (a)	402	54,431
Engineering & Construction – 0.2%
Foster Wheeler AG (a)	715	21,050
Environmental Controls – 0.3%
Stericycle, Inc. (a)	477	26,316
Health Care — Products – 1.4%
Henry Schein, Inc. (a)	486	25,564
Hologic, Inc. (a)	1,462	21,199
Intuitive Surgical, Inc. (a)	206	62,484
QIAGEN NV (a)	1,261	28,145
		137,392
Internet – 12.4%
Amazon.com, Inc. (a)	1,550	208,506
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	146	60,040
Check Point Software Technologies Ltd. (a)	1,111	37,641
eBay, Inc. (a)	5,199	122,384
Expedia, Inc. (a)	1,532	39,388
Google, Inc. Class A (a)	797	494,124
Liberty Media Holding Corp. Interactive Class A (a)	2,947	31,945
Priceline.com, Inc. (a)	251	54,844
Symantec Corp. (a)	4,569	81,739
VeriSign, Inc. (a)	978	23,707
Yahoo!, Inc. (a)	3,631	60,928
		1,215,246
Lodging – 0.4%
Wynn Resorts Ltd.	724	42,159
Machinery — Construction & Mining – 0.3%
Joy Global, Inc.	542	27,962
Media – 3.9%
Comcast Corp. Class A	7,784	131,238
DIRECTV Class A (a)	3,756	125,263
DISH Network Corp. Class A	1,160	24,093
News Corp. Class A	7,677	105,098
		385,692
Pharmaceuticals – 7.0%
Cephalon, Inc. (a)	392	24,465
DENTSPLY International, Inc.	787	27,679
Express Scripts, Inc. (a)	1,321	114,200
Gilead Sciences, Inc. (a)	4,778	206,792
Mylan, Inc. (a)	1,674	30,852
Patterson Cos., Inc. (a)	632	17,683
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3,983	223,765
Warner Chilcott PLC Class A (a)	1,351	38,463
		683,899
Retail – 4.9%
Bed Bath & Beyond, Inc. (a)	1,904	73,552
Costco Wholesale Corp.	1,238	73,253
O'Reilly Automotive, Inc. (a)	737	28,094
Ross Stores, Inc.	682	29,128
Sears Holdings Corp. (a)	651	54,326
Staples, Inc.	2,616	64,327
Starbucks Corp. (a)	5,548	127,937
Urban Outfitters, Inc. (a)	898	31,421
		482,038
Semiconductors – 7.4%
Altera Corp.	2,240	50,691
Applied Materials, Inc.	3,718	51,829
Broadcom Corp. Class A (a)	2,147	67,523
Intel Corp.	10,424	212,650
KLA-Tencor Corp.	1,116	40,355
Lam Research Corp. (a)	708	27,761
Linear Technology Corp.	1,608	49,108
Marvell Technology Group Ltd. (a)	3,203	66,462
Maxim Integrated Products, Inc.	1,619	32,866
Microchip Technology, Inc.	823	23,916
NVIDIA Corp. (a)	2,937	54,863
Xilinx, Inc.	1,980	49,619
		727,643
Software – 13.8%
Activision Blizzard, Inc. (a)	6,105	67,827
Adobe Systems, Inc. (a)	2,767	101,770

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Autodesk, Inc. (a)	1,290	$32,779
BMC Software, Inc. (a)	1,149	46,075
CA, Inc.	2,701	60,664
Cerner Corp. (a)	438	36,109
Citrix Systems, Inc. (a)	1,172	48,767
Electronic Arts, Inc. (a)	1,769	31,400
Fiserv, Inc. (a)	1,038	50,322
Infosys Technologies Ltd. Sponsored ADR (India)	587	32,443
Intuit, Inc. (a)	2,149	65,996
Microsoft Corp.	16,474	502,292
Oracle Corp.	11,269	276,541
		1,352,985
Telecommunications – 9.6%
Cisco Systems, Inc. (a)	11,080	265,255
Millicom International Cellular SA	566	41,754
NII Holdings, Inc. (a)	871	29,248
Qualcomm, Inc.	10,860	502,384
Virgin Media, Inc.	1,815	30,546
Vodafone Group PLC Sponsored ADR (United Kingdom)	3,150	72,734
		941,921
Textiles – 0.3%
Cintas Corp.	989	25,763
Toys, Games & Hobbies – 0.5%
Mattel, Inc.	2,229	44,535
Transportation – 1.2%
C.H. Robinson Worldwide, Inc.	894	52,505
Expeditors International of Washington, Inc.	1,122	38,967
J.B. Hunt Transport Services, Inc.	685	22,105
		113,577
TOTAL COMMON STOCK (Cost $7,464,672)		9,215,223
TOTAL EQUITIES (Cost $7,464,672)		9,215,223
MUTUAL FUNDS – 1.6%
Diversified Financial – 1.6%
PowerShares QQQ Trust, Series 1	3,395	155,898
TOTAL MUTUAL FUNDS (Cost $146,399)		155,898
TOTAL LONG-TERM INVESTMENTS (Cost $7,611,071)		9,371,121
	Principal Amount
SHORT-TERM INVESTMENTS – 5.0%
Repurchase Agreement – 4.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$442,260	442,260
U.S. Treasury Bills – 0.5%
U.S. Treasury Bill (c) 0.123% 5/06/10	45,000	44,981
TOTAL SHORT-TERM INVESTMENTS (Cost $487,241)		487,241
TOTAL INVESTMENTS – 100.8% (Cost $8,098,312) (d)		9,858,362
Other Assets/ (Liabilities) – (0.8)%		(75,114)
NET ASSETS – 100.0%		$9,783,248

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $442,260. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $454,927.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 94.8%
COMMON STOCK – 94.8%
Advertising – 0.2%
Focus Media Holding Ltd. ADR (Cayman Islands) (a)	38,510	$610,384
Aerospace & Defense – 2.4%
AAR CORP. (a)	8,100	186,138
Aerovironment, Inc. (a)	75,900	2,207,172
BE Aerospace, Inc. (a)	67,700	1,590,950
Cubic Corp.	16,000	596,800
Teledyne Technologies, Inc. (a)	18,400	705,824
Triumph Group, Inc.	15,300	738,225
		6,025,109
Airlines – 1.4%
Continental Airlines, Inc. Class B (a)	70,675	1,266,496
Copa Holdings SA Class A	6,620	360,591
JetBlue Airways Corp. (a)	127,520	694,984
Tam SA Sponsered ADR (Brazil) (a)	25,420	564,833
US Airways Group, Inc. (a)	148,400	718,256
		3,605,160
Apparel – 0.5%
Carter's, Inc. (a)	23,980	629,475
The Warnaco Group, Inc. (a)	15,910	671,243
		1,300,718
Automotive & Parts – 1.3%
ArvinMeritor, Inc. (a)	85,000	950,300
Tenneco, Inc. (a)	62,200	1,102,806
TRW Automotive Holdings Corp. (a)	56,600	1,351,608
		3,404,714
Banks – 1.6%
CVB Financial Corp.	73,200	632,448
Huntington Bancshares, Inc.	180,000	657,000
MB Financial, Inc.	22,300	439,756
Popular, Inc.	130,300	294,478
Signature Bank (a)	19,187	612,065
TCF Financial Corp.	25,300	344,586
Umpqua Holdings Corp.	46,800	627,588
Westamerica Bancorp	7,800	431,886
		4,039,807
Beverages – 0.4%
Central European Distribution Corp. (a)	10,200	289,782
Green Mountain Coffee Roasters, Inc. (a)	8,930	727,527
		1,017,309
Biotechnology – 1.0%
Affymax, Inc. (a)	10,300	254,822
Incyte Corp. (a)	94,200	858,162
Regeneron Pharmaceuticals, Inc. (a)	36,740	888,373
Seattle Genetics, Inc. (a)	62,940	639,471
		2,640,828
Building Materials – 1.1%
Eagle Materials, Inc.	31,970	832,819
Lennox International, Inc.	31,070	1,212,973
Owens Corning, Inc. (a)	15,300	392,292
Trex Co., Inc. (a)	23,844	467,342
		2,905,426
Chemicals – 1.1%
Cytec Industries, Inc.	20,000	728,400
Intrepid Potash, Inc. (a)	12,500	364,625
Olin Corp.	32,800	574,656
Solutia, Inc. (a)	85,600	1,087,120
		2,754,801
Coal – 0.6%
Massey Energy Co.	33,640	1,413,216
Commercial Services – 6.6%
The Advisory Board Co. (a)	2,000	61,320
AerCap Holdings NV (a)	54,300	491,958
Alliance Data Systems Corp. (a)	10,100	652,359
American Public Education, Inc. (a)	71,900	2,470,484
Brink's Home Security Holdings, Inc. (a)	35,540	1,160,026
Capella Education Co. (a)	42,100	3,170,130
Corrections Corporation of America (a)	32,560	799,348
CoStar Group, Inc. (a)	62,600	2,614,802
HMS Holdings Corp. (a)	42,800	2,083,932
Huron Consulting Group, Inc. (a)	31,000	714,240
Localiza Rent a Car SA	32,430	357,412
Medifast, Inc. (a)	10,830	331,181
Navitas Ltd.	58,288	213,611
PAREXEL International Corp. (a)	30,217	426,060
Team Health Holdings, Inc. (a)	23,200	325,264
VistaPrint NV (a)	12,000	679,920
		16,552,047
Computers – 4.4%
MICROS Systems, Inc. (a)	156,600	4,859,298
Netezza Corp. (a)	11,100	107,670
Riverbed Technology, Inc. (a)	197,720	4,541,628
Seagate Technology	57,630	1,048,290
SYKES Enterprises, Inc. (a)	21,033	535,711
		11,092,597
Cosmetics & Personal Care – 1.7%
Alberto-Culver Co.	144,100	4,220,689
Distribution & Wholesale – 3.1%
Beacon Roofing Supply, Inc. (a)	91,530	1,464,480
Ingram Micro, Inc. Class A (a)	44,300	773,035
LKQ Corp. (a)	224,988	4,407,515
Owens & Minor, Inc.	23,810	1,022,163
Pool Corp.	4,500	85,860
		7,753,053
Diversified Financial – 1.1%
GFI Group, Inc.	12,180	55,663
JMP Group, Inc.	80,000	777,600
The NASDAQ OMX Group, Inc. (a)	43,600	864,152
Stifel Financial Corp. (a)	18,830	1,115,489
		2,812,904
Electric – 0.4%
ITC Holdings Corp.	17,300	901,157

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment – 0.4%
SunPower Corp. Class B (a)	46,126	$966,340
Electronics – 1.3%
Celestica, Inc. (a)	81,000	764,640
Jabil Circuit, Inc.	105,050	1,824,719
Plexus Corp. (a)	13,580	387,030
Sanmina-SCI Corp. (a)	22,200	244,866
		3,221,255
Energy — Alternate Sources – 0.3%
Canadian Solar, Inc. (a)	22,900	659,978
Engineering & Construction – 1.1%
Chicago Bridge & Iron Co. NV (a)	143,150	2,894,493
Entertainment – 4.0%
Bally Technologies, Inc. (a)	30,260	1,249,435
Churchill Downs, Inc.	15,700	586,395
DreamWorks Animation SKG, Inc. Class A (a)	55,340	2,210,833
Penn National Gaming, Inc. (a)	20,600	559,908
Scientific Games Corp. Class A (a)	230,700	3,356,685
Vail Resorts, Inc. (a)	58,500	2,211,300
		10,174,556
Foods – 0.1%
Smithfield Foods, Inc. (a)	24,100	366,079
Gas – 0.2%
UGI Corp.	25,800	624,102
Hand & Machine Tools – 0.3%
Regal-Beloit Corp.	15,010	779,619
Health Care — Products – 4.1%
ABIOMED, Inc. (a)	158,900	1,388,786
American Medical Systems Holdings, Inc. (a)	4,500	86,805
Cyberonics, Inc. (a)	16,100	329,084
Inverness Medical Innovations, Inc. (a)	11,880	493,139
Masimo Corp. (a)	31,500	958,230
NuVasive, Inc. (a)	78,300	2,504,034
Orthovita, Inc. (a)	169,852	596,181
Stereotaxis, Inc. (a)	101,400	398,502
Volcano Corp. (a)	176,027	3,059,349
Wright Medical Group, Inc. (a)	29,600	560,920
		10,375,030
Health Care — Services – 3.6%
Almost Family, Inc. (a)	8,940	353,398
Community Health Systems, Inc. (a)	29,600	1,053,760
Coventry Health Care, Inc. (a)	14,700	357,063
Fleury SA (a)	41,300	435,622
Health Management Associates, Inc. Class A (a)	153,200	1,113,764
Health Net, Inc. (a)	70,070	1,631,931
Healthsouth Corp. (a)	27,890	523,495
Healthways, Inc. (a)	112,300	2,059,582
ICON PLC Sponsored ADR (Ireland) (a)	27,964	607,658
Kindred Healthcare, Inc. (a)	49,700	917,462
		9,053,735
Home Furnishing – 1.7%
DTS, Inc. (a)	53,750	1,838,788
Tempur-Pedic International, Inc. (a)	16,700	394,621
TiVo, Inc. (a)	192,800	1,962,704
		4,196,113
Household Products – 0.7%
Jarden Corp.	28,100	868,571
The Scotts Miracle-Gro Co. Class A	8,830	347,107
Tupperware Brands Corp.	11,110	517,393
		1,733,071
Insurance – 0.9%
Allied World Assurance Co. Holdings Ltd.	7,570	348,750
Assured Guaranty Ltd.	51,300	1,116,288
Navigators Group, Inc. (a)	15,200	716,072
		2,181,110
Internet – 4.8%
Archipelago Learning, Inc. (a)	55,100	1,140,570
Constant Contact, Inc. (a)	175,600	2,809,600
DealerTrack Holdings, Inc. (a)	90,950	1,708,950
Equinix, Inc. (a)	8,610	913,951
NutriSystem, Inc.	23,800	741,846
OpenTable, Inc. (a)	37,100	944,566
Rackspace Hosting, Inc. (a)	23,050	480,593
S1 Corp. (a)	100,100	652,652
Sapient Corp. (a)	98,300	812,941
Vocus, Inc. (a)	101,200	1,821,600
		12,027,269
Iron & Steel – 0.3%
AK Steel Holding Corp.	35,700	762,195
Leisure Time – 0.3%
LIFE TIME FITNESS, Inc. (a)	13,090	326,334
WMS Industries, Inc. (a)	8,710	348,400
		674,734
Lodging – 1.2%
Gaylord Entertainment Co. (a)	131,700	2,601,075
Wyndham Worldwide Corp.	20,730	418,124
		3,019,199
Machinery — Construction & Mining – 0.6%
Bucyrus International, Inc. Class A	27,400	1,544,538
Machinery — Diversified – 1.3%
Gardner Denver, Inc.	17,700	753,135
Wabtec Corp.	61,600	2,515,744
		3,268,879
Manufacturing – 0.3%
Hansen Transmissions International (a)	399,692	703,732
Media – 1.2%
FactSet Research Systems, Inc.	47,362	3,119,735
Metal Fabricate & Hardware – 0.1%
The Timken Co.	16,100	381,731
Office Furnishings – 0.5%
Knoll, Inc.	116,010	1,198,383
Oil & Gas – 3.1%
Bill Barrett Corp. (a)	100,750	3,134,332
Carrizo Oil & Gas, Inc. (a)	77,100	2,042,379

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Comstock Resources, Inc. (a)	16,900	$685,633
Frontier Oil Corp.	50,800	611,632
Karoon Gas Australia Ltd. (a)	20,150	189,219
St. Mary Land & Exploration Co.	12,430	425,603
Whiting Petroleum Corp. (a)	10,100	721,645
		7,810,443
Oil & Gas Services – 0.4%
Complete Production Services, Inc. (a)	56,570	735,410
Dresser-Rand Group, Inc. (a)	5,200	164,372
Global Industries Ltd. (a)	18,700	133,331
		1,033,113
Packaging & Containers – 0.6%
Silgan Holdings, Inc.	27,400	1,585,912
Pharmaceuticals – 2.1%
Alkermes, Inc. (a)	25,570	240,614
Amylin Pharmaceuticals, Inc. (a)	42,700	605,913
Auxilium Pharmaceuticals, Inc. (a)	12,720	381,345
Cubist Pharmaceuticals, Inc. (a)	12,570	238,453
Herbalife Ltd.	12,790	518,890
King Pharmaceuticals, Inc. (a)	53,300	653,991
Onyx Pharmaceuticals, Inc. (a)	8,370	245,576
OSI Pharmaceuticals, Inc. (a)	10,230	317,437
Rigel Pharmaceuticals, Inc. (a)	18,700	177,837
Salix Pharmaceuticals Ltd. (a)	25,740	653,796
SXC Health Solutions Corp. (a)	15,280	824,356
Targacept, Inc. (a)	11,000	230,120
United Therapeutics Corp. (a)	6,480	341,172
		5,429,500
Real Estate – 0.3%
BR Malls Participacoes SA (a)	19,600	238,851
Rossi Residencial SA	53,990	465,192
		704,043
Real Estate Investment Trusts (REITS) – 1.0%
DiamondRock Hospitality Co.	19,227	162,853
Entertainment Properties Trust	10,800	380,916
LaSalle Hotel Properties	35,300	749,419
MFA Financial, Inc.	67,500	496,125
Redwood Trust, Inc.	55,900	808,314
		2,597,627
Retail – 4.8%
Advance Auto Parts, Inc.	14,280	578,055
The Cheesecake Factory, Inc. (a)	41,570	897,496
The Children's Place Retail Store, Inc. (a)	29,800	983,698
Citi Trends, Inc. (a)	10,500	290,010
Denny's Corp. (a)	232,200	508,518
Dick's Sporting Goods, Inc. (a)	13,600	338,232
Hanesbrands, Inc. (a)	39,630	955,479
Lumber Liquidators Holdings, Inc. (a)	6,500	174,200
Nu Skin Enterprises, Inc. Class A	34,200	918,954
O'Reilly Automotive, Inc. (a)	89,790	3,422,795
OfficeMax, Inc. (a)	61,110	775,486
Penske Auto Group, Inc. (a)	44,600	677,028
Rush Enterprises, Inc. Class A (a)	22,380	266,098
Talbots, Inc. (a)	88,600	789,426
Texas Roadhouse, Inc. (a)	40,100	450,323
		12,025,798
Semiconductors – 2.4%
Cavium Networks, Inc. (a)	6,820	162,520
Cypress Semiconductor Corp. (a)	36,980	390,509
Fairchild Semiconductor International, Inc. (a)	38,600	385,614
ON Semiconductor Corp. (a)	202,170	1,781,118
QLogic Corp. (a)	66,110	1,247,496
Skyworks Solutions, Inc. (a)	49,560	703,256
TriQuint Semiconductor, Inc. (a)	82,380	494,280
Verigy Ltd. (a)	64,500	830,115
		5,994,908
Software – 14.4%
Allscripts-Misys Healthcare Solutions, Inc. (a)	218,220	4,414,591
Athenahealth, Inc. (a)	101,300	4,582,812
Blackbaud, Inc.	202,850	4,793,345
Blackboard, Inc. (a)	124,700	5,660,133
CommVault Systems, Inc. (a)	187,700	4,446,613
Concur Technologies, Inc. (a)	77,800	3,325,950
EPIQ Systems, Inc. (a)	76,159	1,065,464
Informatica Corp. (a)	46,000	1,189,560
Omnicell, Inc. (a)	169,000	1,975,610
Red Hat, Inc. (a)	14,500	448,050
RightNow Technologies, Inc. (a)	45,300	786,861
Rosetta Stone, Inc. (a)	67,961	1,219,900
SolarWinds, Inc. (a)	110,600	2,544,906
		36,453,795
Telecommunications – 1.9%
Atheros Communications, Inc. (a)	16,840	576,601
Ciena Corp. (a)	39,100	423,844
Harmonic, Inc. (a)	95,100	601,983
NeuStar, Inc. Class A (a)	20,670	476,237
Plantronics, Inc.	29,000	753,420
Polycom, Inc. (a)	31,700	791,549
RF Micro Devices, Inc. (a)	120,510	574,833
SBA Communications Corp. Class A (a)	19,670	671,927
		4,870,394
Toys, Games & Hobbies – 0.2%
RC2 Corp. (a)	31,380	462,855
Transportation – 5.0%
Con-way, Inc.	21,500	750,565
Genesee & Wyoming, Inc. Class A (a)	15,200	496,128
Hub Group, Inc. Class A (a)	29,100	780,753
J.B. Hunt Transport Services, Inc.	136,700	4,411,309
Kansas City Southern (a)	126,425	4,208,688

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Knight Transportation, Inc.	73,400	$1,415,886
Overseas Shipholding Group, Inc.	10,680	469,386
		12,532,715
Water – 0.4%
Companhia de Saneamento de Minas Gerais	55,200	1,047,370
TOTAL COMMON STOCK (Cost $210,493,411)		239,524,268
TOTAL EQUITIES (Cost $210,493,411)		239,524,268
MUTUAL FUNDS – 0.9%
Diversified Financial – 0.9%
iShares Russell 2000 Index Fund	38,300	2,384,558
TOTAL MUTUAL FUNDS (Cost $2,315,745)		2,384,558
TOTAL LONG-TERM INVESTMENTS (Cost $212,809,156)		241,908,826
	Principal Amount
SHORT-TERM INVESTMENTS – 4.6%
Repurchase Agreement – 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$11,581,877	11,581,877
TOTAL SHORT-TERM INVESTMENTS (Cost $11,581,877)		11,581,877
TOTAL INVESTMENTS – 100.3% (Cost $224,391,033) (c)		253,490,703
Other Assets/ (Liabilities) – (0.3)%		(868,655)
NET ASSETS – 100.0%		$252,622,048

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $11,581,884. Collateralized by U.S. Government Agency obligations with rates ranging from 4.000% - 4.677%, maturity dates ranging from 7/15/25 - 3/01/34, and an aggregate market value, including accrued interest, of $11,822,196.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 96.7%
COMMON STOCK – 96.7%
Apparel – 2.4%
Skechers U.S.A., Inc. Class A (a)	3,800	$111,758
Steven Madden Ltd. (a)	3,594	148,217
		259,975
Auto Manufacturers – 1.8%
Oshkosh Corp.	5,300	196,259
Automotive & Parts – 3.0%
Cooper Tire & Rubber Co.	9,700	194,485
Westport Innovations, Inc. (a)	5,991	69,376
Wonder Auto Technology, Inc. (a)	6,122	71,994
		335,855
Beverages – 1.7%
Green Mountain Coffee Roasters, Inc. (a)	2,350	191,454
Biotechnology – 1.7%
3SBio, Inc. ADR (Cayman Islands) (a)	1,855	25,395
Affymetrix, Inc. (a)	8,434	49,254
Bio-Rad Laboratories, Inc. Class A (a)	779	75,142
Illumina, Inc. (a)	1,281	39,263
		189,054
Chemicals – 0.5%
Cytec Industries, Inc.	1,421	51,753
Coal – 1.4%
Walter Energy, Inc.	2,100	158,151
Commercial Services – 6.0%
Alliance Data Systems Corp. (a)	2,124	137,189
American Public Education, Inc. (a)	1,467	50,406
Cardtronics, Inc. (a)	4,970	55,018
Corinthian Colleges, Inc. (a)	4,367	60,134
Kenexa Corp. (a)	3,194	41,682
Medifast, Inc. (a)	1,900	58,102
Navigant Consulting, Inc. (a)	3,769	56,007
PAREXEL International Corp. (a)	7,687	108,387
VistaPrint NV (a)	1,800	101,988
		668,913
Computers – 2.3%
IHS, Inc. Class A (a)	2,364	129,571
Xyratex Ltd. (a)	9,000	119,790
		249,361
Distribution & Wholesale – 0.8%
Tech Data Corp. (a)	1,800	83,988
Diversified Financial – 1.6%
E*TRADE Financial Corp. (a)	29,286	51,250
Janus Capital Group, Inc.	5,955	80,095
Portfolio Recovery Associates, Inc. (a)	1,119	50,221
		181,566
Electrical Components & Equipment – 2.3%
American Superconductor Corp. (a)	2,246	91,861
Harbin Electric, Inc. (a)	2,400	49,296
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	10,007	57,040
Power-One, Inc. (a)	14,000	60,900
		259,097
Energy — Alternate Sources – 2.0%
FuelCell Energy, Inc. (a)	14,077	52,930
Headwaters, Inc. (a)	7,383	48,137
Trina Solar Ltd. Sponsored ADR (Cayman Islands) (a)	2,300	124,131
		225,198
Engineering & Construction – 1.7%
Layne Christensen Co. (a)	2,334	67,009
URS Corp. (a)	2,812	125,190
		192,199
Entertainment – 0.9%
Cinemark Holdings, Inc.	6,645	95,489
Environmental Controls – 0.3%
Darling International, Inc. (a)	4,066	34,073
Forest Products & Paper – 2.4%
Clearwater Paper Corp. (a)	2,300	126,431
Schweitzer-Mauduit International, Inc.	1,900	133,665
		260,096
Health Care — Products – 3.5%
AngioDynamics, Inc. (a)	3,784	60,847
ev3, Inc. (a)	6,484	86,496
Thoratec Corp. (a)	4,088	110,049
Volcano Corp. (a)	4,314	74,977
Zoll Medical Corp. (a)	2,080	55,578
		387,947
Health Care — Services – 2.7%
Bio-Reference Laboratories, Inc. (a)	1,524	59,726
Healthsouth Corp. (a)	4,762	89,383
RehabCare Group, Inc. (a)	4,771	145,181
		294,290
Home Furnishing – 1.1%
Tempur-Pedic International, Inc. (a)	5,200	122,876
Household Products – 3.1%
American Greetings Corp. Class A	5,000	108,950
Helen of Troy Ltd. (a)	3,603	88,129
Tupperware Brands Corp.	3,200	149,024
		346,103
Insurance – 0.5%
Delphi Financial Group, Inc. Class A	2,513	56,216
Internet – 9.0%
AboveNet, Inc. (a)	900	58,536
AsiaInfo Holdings, Inc. (a)	3,074	93,665
CyberSources Corp. (a)	3,221	64,774
F5 Networks, Inc. (a)	1,100	58,278
GSI Commerce, Inc. (a)	3,449	87,570
Mercadolibre, Inc. (a)	1,700	88,179
NIC, Inc.	13,384	122,330
NutriSystem, Inc.	5,854	182,469
Rackspace Hosting, Inc. (a)	3,500	72,975

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sourcefire, Inc. (a)	6,200	$165,850
		994,626
Lodging – 1.0%
Home Inns & Hotels Management, Inc. Sponsored ADR (Cayman Islands) (a)	3,000	106,050
Machinery — Construction & Mining – 0.8%
Bucyrus International, Inc. Class A	1,502	84,668
Machinery — Diversified – 1.1%
Wabtec Corp.	2,876	117,456
Manufacturing – 0.5%
American Railcar Industries, Inc.	898	9,896
Ameron International Corp.	799	50,704
		60,600
Media – 0.8%
DG FastChannel, Inc. (a)	1,917	53,542
Dolan Media Co. (a)	3,535	36,092
		89,634
Metal Fabricate & Hardware – 1.6%
Circor International, Inc.	1,842	46,382
Kaydon Corp.	3,650	130,524
		176,906
Office Furnishings – 0.6%
Herman Miller, Inc.	4,039	64,543
Oil & Gas – 0.4%
GMX Resources, Inc. (a)	3,358	46,139
Pharmaceuticals – 12.0%
BioMarin Pharmaceutical, Inc. (a)	4,176	78,550
Dr. Reddy's Laboratories Ltd. ADR (India)	5,300	128,313
Impax Laboratories, Inc. (a)	8,400	114,240
Medicis Pharmaceutical Corp. Class A	2,638	71,358
Mylan, Inc. (a)	5,002	92,187
NBTY, Inc. (a)	4,200	182,868
Neogen Corp. (a)	3,447	81,384
Perrigo Co.	4,470	178,085
Sirona Dental Systems, Inc. (a)	4,100	130,134
SXC Health Solutions Corp. (a)	5,000	269,750
		1,326,869
Retail – 6.7%
J. Crew Group, Inc. (a)	4,700	210,278
Kirkland's, Inc. (a)	5,900	102,483
Lululemon Athletica, Inc. (a)	5,500	165,550
Nu Skin Enterprises, Inc. Class A	4,600	123,602
The Pep Boys-Manny, Moe & Jack	6,986	59,102
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,551	82,646
		743,661
Semiconductors – 6.3%
Aixtron AG Sponsored ADR (Germany)	5,300	177,550
Entegris, Inc. (a)	13,553	71,560
Nanometrics, Inc. (a)	10,400	117,832
Veeco Instruments, Inc. (a)	9,900	327,096
		694,038
Software – 6.8%
Blackboard, Inc. (a)	4,025	182,695
Concur Technologies, Inc. (a)	1,595	68,186
Eclipsys Corp. (a)	2,731	50,578
Informatica Corp. (a)	2,947	76,209
MicroStrategy, Inc. Class A (a)	1,900	178,638
SkillSoft PLC Sponsored ADR (Ireland) (a)	9,950	104,276
The Ultimate Software Group, Inc. (a)	3,150	92,516
		753,098
Telecommunications – 5.4%
Acme Packet, Inc. (a)	5,244	57,684
Atheros Communications, Inc. (a)	3,200	109,568
Ceragon Networks Ltd. (a)	5,385	63,220
Infinera Corp. (a)	6,394	56,715
Neutral Tandem, Inc. (a)	2,124	48,321
NICE Systems Ltd. ADR (Israel) (a)	4,216	130,864
Telestone Technologies Corp. (a)	6,800	134,912
		601,284
TOTAL COMMON STOCK (Cost $9,545,902)		10,699,485
TOTAL EQUITIES (Cost $9,545,902)		10,699,485
WARRANTS – 0.0%
Internet – 0.0%
Lantronix, Inc., Expires 2/09/11, Strike 4.68 (a) (b)	99	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $9,545,902)		10,699,485
	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
Repurchase Agreement – 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (c)	$377,688	377,688
TOTAL SHORT-TERM INVESTMENTS (Cost $377,688)		377,688
TOTAL INVESTMENTS – 100.1% (Cost $9,923,590) (d)		11,077,173
Other Assets/ (Liabilities) – (0.1)%		(14,052)
NET ASSETS – 100.0%		$11,063,121

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(c)	Maturity value of $377,688. Collateralized by U.S. Government Agency obligations with rates ranging from 3.374% - 3.750%, maturity dates ranging from 12/15/23-7/01/34, and an aggregate market value, including accrued interest, of $389,705.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

	MML Large Cap Value Fund	MML Equity Index Fund
Assets:
Investments, at value (Note 2) (a)	$217,114,658	$295,256,107
Short-term investments, at value (Note 2) (b)	7,690,833	7,278,190
Total investments	224,805,491	302,534,297
Receivables from:
Investments sold	124,506	-
Investment adviser (Note 3)	-	18,781
Fund shares sold	2,542	244,625
Interest and dividends	197,063	399,231
Foreign taxes withheld	22,787	-
Total assets	225,152,389	303,196,934
Liabilities:
Payables for:
Investments purchased	221,288	56,977
Fund shares repurchased	2,004,271	39,465
Variation margin on open futures contracts (Note 2)	-	77,314
Trustees' fees and expenses (Note 3)	55,130	136,846
Affiliates (Note 3):
Investment management fees	145,929	25,563
Administration fees	-	44,980
Service fees	6,608	655
Accrued expense and other liabilities	53,746	56,979
Total liabilities	2,486,972	438,779
Net assets	$222,665,417	$302,758,155
Net assets consist of:
Paid-in capital	$235,806,563	$302,548,295
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	1,395,518	5,010,988
Accumulated net realized gain (loss) on investments and foreign currency transactions	(39,131,301)	(15,856,952)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	24,594,637	11,055,824
Net assets	$222,665,417	$302,758,155

(a) Cost of investments:	$192,522,239	$284,339,368
(b) Cost of short-term investments:	$7,690,833	$7,278,190

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund

$187,194,669	$9,371,121	$241,908,826	$10,699,485
2,839,505	487,241	11,581,877	377,688
190,034,174	9,858,362	253,490,703	11,077,173

-	-	1,361,809	-
-	2,769	-	2,146
11,181	430	24,489	30,522
97,497	2,445	87,800	2,276
9,290	-	-	-
190,152,142	9,864,006	254,964,801	11,112,117

1,004,346	4,943	1,651,011	-
365,894	32,300	361,247	3,280
-	4,320	-	-
23,192	4,609	46,545	5,965

117,993	3,649	224,444	9,598
-	-	-	-
3,437	397	1,444	261
54,087	30,540	58,062	29,892
1,568,949	80,758	2,342,753	48,996
$188,583,193	$9,783,248	$252,622,048	$11,063,121

$182,004,514	$16,648,794	$247,840,936	$19,182,030
209,883	8,112	(52,717)	(5,957)
(41,037,513)	(8,651,151)	(24,265,245)	(9,266,535)
47,406,309	1,777,493	29,099,074	1,153,583
$188,583,193	$9,783,248	$252,622,048	$11,063,121

$139,789,276	$7,611,071	$212,809,156	$9,545,902
$2,839,505	$487,241	$11,581,877	$377,688

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Large Cap Value Fund	MML Equity Index Fund
Initial Class shares:
Net assets	$211,858,672	$-
Shares outstanding (a)	20,453,124	-
Net asset value, offering price and redemption price per share	$10.36	$-

Class I shares:
Net assets	$-	$74,938,434
Shares outstanding (a)	-	5,365,273
Net asset value, offering price and redemption price per share	$-	$13.97
Class II shares:
Net assets	$-	$137,082,869
Shares outstanding (a)	-	9,805,576
Net asset value, offering price and redemption price per share	$-	$13.98
Class III shares:
Net assets	$-	$89,566,247
Shares outstanding (a)	-	6,411,400
Net asset value, offering price and redemption price per share	$-	$13.97
Service Class shares:
Net assets	$10,806,745	$-
Shares outstanding (a)	1,046,627	-
Net asset value, offering price and redemption price per share	$10.33	$-
Service Class I shares:
Net assets	$-	$1,170,605
Shares outstanding (a)	-	84,359
Net asset value, offering price and redemption price per share	$-	$13.88

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund

$182,983,643	$9,104,732	$250,006,274	$10,566,040
18,841,601	1,920,567	17,268,080	2,189,685
$9.71	$4.74	$14.48	$4.83

$-	$-	$-	$-
-	-	-	-
$-	$-	$-	$-

$-	$-	$-	$-
-	-	-	-
$-	$-	$-	$-

$-	$-	$-	$-
-	-	-	-
$-	$-	$-	$-

$5,599,550	$678,516	$2,615,774	$497,081
578,451	143,615	181,337	103,359
$9.68	$4.72	$14.42	$4.81

$-	$-	$-	$-
-	-	-	-
$-	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MML Large Cap Value Fund	MML Equity Index Fund
Investment income (Note 2):
	Dividends (a)	$2,956,665	$5,858,324
	Interest	158,541	2,686
	Total investment income	3,115,206	5,861,010
Expenses (Note 3):
	Investment management fees	1,495,136	253,510
	Custody fees	35,955	29,805
	Audit fees	30,101	30,601
	Legal fees	5,596	7,286
	Proxy fees	1,302	957
	Shareholder reporting fees	42,962	57,518
	Trustees' fees	26,712	35,605
		1,637,764	415,282
	Administration fees:
	Class I	-	166,692
	Class II	-	227,376
	Class III	-	38,738
	Service Class I	-	2,395
	Service fees:
	Service Class	20,375	-
	Service Class I	-	1,995
	Total expenses	1,658,139	852,478
	Expenses waived (Note 3):
	Initial Class fees waived by advisor	-	-
	Class I fees waived by advisor	-	(7,689)
	Class II fees waived by advisor	-	(16,521)
	Class III fees waived by advisor	-	(10,697)
	Service Class fees waived by advisor	-	-
	Service Class I fees waived by advisor	-	(110)
	Class II administrative fees waived	-	(59,836)
	Class III administrative fees waived	-	(38,738)
	Net expenses	1,658,139	718,887
	Net investment income (loss)	1,457,067	5,142,123
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(29,241,339)	(4,943,773)
	Futures contracts	-	1,310,453
	Foreign currency transactions	(14,118)	-
	Net realized gain (loss)	(29,255,457)	(3,633,320)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	82,637,063	60,540,092
	Futures contracts	-	(21,542)
	Translation of assets and liabilities in foreign currencies	1,471	-
	Net change in unrealized appreciation (depreciation)	82,638,534	60,518,550
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	53,383,077	56,885,230
	Net increase (decrease) in net assets resulting from operations	$54,840,144	$62,027,353

(a)	Net of withholding tax of:	$38,855	$-

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund	MML Emerging Growth Fund

$1,832,845	$54,547	$1,003,367	$29,041
4,085	123	3,106	106
1,836,930	54,670	1,006,473	29,147

1,436,338	33,023	2,175,880	101,733
56,872	9,983	52,386	6,630
34,318	31,457	31,270	30,373
10,846	218	5,808	291
968	957	1,239	1,577
35,017	3,737	43,161	5,510
23,984	951	26,135	1,458
1,598,343	80,326	2,335,879	147,572

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

10,327	1,149	4,122	716
-	-	-	-
1,608,670	81,475	2,340,001	148,288

-	(36,783)	-	(25,682)
-	-	-	-
-	-	-	-
-	-	-	-
-	(2,448)	-	(779)
-	-	-	-
-	-	-	-
-	-	-	-
1,608,670	42,244	2,340,001	121,827
228,260	12,426	(1,333,528)	(92,680)

(18,641,551)	(54,903)	(3,127,786)	(1,635,614)
-	85,905	-	-
(4,648)	-	(15,591)	-
(18,646,199)	31,002	(3,143,377)	(1,635,614)

88,599,864	3,120,347	75,170,252	2,934,703
-	17,834	-	-
592	-	6,075	-
88,600,456	3,138,181	75,176,327	2,934,703
69,954,257	3,169,183	72,032,950	1,299,089
$70,182,517	$3,181,609	$70,699,422	$1,206,409

$14,768	$570	$10,135	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,457,067	$2,248,210
Net realized gain (loss) on investment transactions	(29,255,457)	(9,653,692)
Net change in unrealized appreciation (depreciation) on investments	82,638,534	(105,967,819)
Net increase (decrease) in net assets resulting from operations	54,840,144	(113,373,301)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,119,042)	-
Class I	-	-
Class II	-	-
Class III	-	-
Service Class *	(101,036)	-
Service Class I **	-	-
Total distributions from net investment income	(2,220,078)	-
From net realized gains:
Initial Class	-	(279,560)
Service Class *	-	(110)
Total distributions from net realized gains	-	(279,670)
Net fund share transactions (Note 5):
Initial Class	(13,460,500)	(2,155,783)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class *	3,369,669	5,006,980
Service Class I **	-	-
Increase (decrease) in net assets from fund share transactions	(10,090,831)	2,851,197
Total increase (decrease) in net assets	42,529,235	(110,801,774)
Net assets
Beginning of year	180,136,182	290,937,956
End of year	$222,665,417	$180,136,182
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,395,518	$2,172,646

*	Service Class shares commenced operations on August 15, 2008.
**	Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund		MML Blue Chip Growth Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$5,142,123	$6,802,692	$228,260	$264,738
(3,633,320)	(3,326,774)	(18,646,199)	(17,809,281)
60,518,550	(148,650,380)	88,600,456	(49,232,339)
62,027,353	(145,174,462)	70,182,517	(66,776,882)

-	-	(241,496)	-
(1,403,134)	-	-	-
(3,118,953)	-	-	-
(2,163,050)	-	-	-
-	-	(7,049)	-
(23,510)	-	-	-
(6,708,647)	-	(248,545)	-

-	-	-	-
-	-	-	-
-	-	-	-

-	-	(53,912,108)	173,567,610
14,076,632	(9,401,098)	-	-
(6,174,695)	(11,006,042)	-	-
(3,233,978)	(1,471,835)	-	-
-	-	2,186,924	1,882,275
453,186	509,391	-	-
5,121,145	(21,369,584)	(51,725,184)	175,449,885
60,439,851	(166,544,046)	18,208,788	108,673,003

242,318,304	408,862,350	170,374,405	61,701,402
$302,758,155	$242,318,304	$188,583,193	$170,374,405
$5,010,988	$6,644,634	$209,883	$234,816

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML NASDAQ-100 Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,426	$775
Net realized gain (loss) on investment transactions	31,002	(130,981)
Net change in unrealized appreciation (depreciation) on investments	3,138,181	(4,064,714)
Net increase (decrease) in net assets resulting from operations	3,181,609	(4,194,920)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(184)	(204)
Service Class *	-	(2)
Total distributions from net investment income	(184)	(206)
Net fund share transactions (Note 5):
Initial Class	805,925	(897,493)
Service Class *	223,226	296,028
Increase (decrease) in net assets from fund share transactions	1,029,151	(601,465)
Total increase (decrease) in net assets	4,210,576	(4,796,591)
Net assets
Beginning of year	5,572,672	10,369,263
End of year	$9,783,248	$5,572,672
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$8,112	$(3,130)

*	Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund		MML Emerging Growth Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$(1,333,528)	$(117,395)	$(92,680)	$(131,698)
(3,143,377)	(19,838,846)	(1,635,614)	(4,183,866)
75,176,327	(76,649,354)	2,934,703	(3,235,257)
70,699,422	(96,605,595)	1,206,409	(7,550,821)

-	-	-	-
-	-	-	-
-	-	-	-

8,660,175	29,715,094	(457,974)	(1,532,946)
1,129,031	838,612	260,921	226,319
9,789,206	30,553,706	(197,053)	(1,306,627)
80,488,628	(66,051,889)	1,009,356	(8,857,448)

172,133,420	238,185,309	10,053,765	18,911,213
$252,622,048	$172,133,420	$11,063,121	$10,053,765
$(52,717)	$(14,496)	$(5,957)	$(5,568)

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Large Cap Value Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.01	$13.21		$12.80	$11.27	$10.38
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.10		0.15	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.38	(5.29)		0.39	1.52	0.87
Total income (loss) from investment operations	2.45	(5.19)		0.54	1.61	0.96
Less distributions to shareholders:
From net investment income	(0.10)	-		(0.13)	(0.08)	(0.07)
From net realized gains	-	(0.01)		-	-	-
Tax return of capital	-	-		-	-	(0.00	) †
Total distributions	(0.10)	(0.01)		(0.13)	(0.08)	(0.07)
Net asset value, end of year	$10.36	$8.01		$13.21	$12.80	$11.27
Total Return ^^	30.71%	(39.30%	)	4.22%	14.18%	9.38%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$211,859	$175,313		$290,938	$216,821	$133,756
Net expenses to average daily net assets	0.85%	0.84%		0.82%	0.85%	0.89%
Net investment income (loss) to average daily net assets	0.77%	0.92%		1.10%	0.80%	0.81%
Portfolio turnover rate	21%	20%		7%	10%	3%

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.01	$11.57
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.38	(3.56)
Total income (loss) from investment operations	2.42	(3.55)
Less distributions to shareholders:
From net investment income	(0.10)	-
From net realized gains	-	(0.01)
Total distributions	(0.10)	(0.01)
Net asset value, end of period	$10.33	$8.01
Total Return ^^	30.32%	(30.69%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,807	$4,823
Net expenses to average daily net assets	1.10%	1.12%	*
Net investment income (loss) to average daily net assets	0.47%	0.48%	*
Portfolio turnover rate	21%	20%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

	Class I
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$11.33	$18.06		$17.45	$15.36	$14.90
Income (loss) from investment operations:
Net investment income (loss) ***	0.22	0.29		0.28	0.25	0.21
Net realized and unrealized gain (loss) on investments	2.72	(7.02)		0.61	2.10	0.47
Total income (loss) from investment operations	2.94	(6.73)		0.89	2.35	0.68
Less distributions to shareholders:
From net investment income	(0.30)	-		(0.28)	(0.26)	(0.22)
Tax return of capital	-	-		-	-	(0.00	) †
Total distributions	(0.30)	-		(0.28)	(0.26)	(0.22)
Net asset value, end of year	$13.97	$11.33		$18.06	$17.45	$15.36
Total Return ^^	26.15%	(37.26%	)	5.13%	15.30%	4.53%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$74,938	$48,279		$88,058	$85,288	$76,012
Ratio of expenses to average daily net assets:
Before expense waiver	0.46%	0.45%		0.45%	0.46%	0.48%
After expense waiver	0.45% #	0.45%	##	N/A	0.45% #	0.45%	#
Net investment income (loss) to average daily net assets	1.84%	1.88%		1.53%	1.54%	1.42%
Portfolio turnover rate	6%	5%		6%	4%	4%

	Class II
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$11.34	$18.04		$17.44	$15.34	$14.89
Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.31		0.31	0.28	0.24
Net realized and unrealized gain (loss) on investments	2.72	(7.01)		0.60	2.10	0.45
Total income (loss) from investment operations	2.96	(6.70)		0.91	2.38	0.69
Less distributions to shareholders:
From net investment income	(0.32)	-		(0.31)	(0.28)	(0.24)
Tax return of capital	-	-		-	-	(0.00	) †
Total distributions	(0.32)	-		(0.31)	(0.28)	(0.24)
Net asset value, end of year	$13.98	$11.34		$18.04	$17.44	$15.34
Total Return ^^	26.33%	(37.14%	)	5.24%	15.54%	4.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137,083	$117,274		$197,826	$189,688	$182,390
Ratio of expenses to average daily net assets:
Before expense waiver	0.35%	0.34%		0.34%	0.35%	0.37%
After expense waiver	0.29% #	0.29%	#	0.29% #	0.29% #	0.29%	#
Net investment income (loss) to average daily net assets	2.03%	2.01%		1.69%	1.70%	1.59%
Portfolio turnover rate	6%	5%		6%	4%	4%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund (Continued)

	Class III
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$11.33	$18.01		$17.41	$15.31	$14.86
Income (loss) from investment operations:
Net investment income (loss) ***	0.26	0.34		0.33	0.30	0.26
Net realized and unrealized gain (loss) on investments	2.72	(7.02)		0.61	2.11	0.46
Total income (loss) from investment operations	2.98	(6.68)		0.94	2.41	0.72
Less distributions to shareholders:
From net investment income	(0.34)	-		(0.34)	(0.31)	(0.27)
Tax return of capital	-	-		-	-	(0.00	) †
Total distributions	(0.34)	-		(0.34)	(0.31)	(0.27)
Net asset value, end of year	$13.97	$11.33		$18.01	$17.41	$15.31
Total Return ^^	26.57%	(37.09%	)	5.40%	15.72%	4.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$89,566	$76,287		$122,979	$127,549	$137,295
Ratio of expenses to average daily net assets:
Before expense waiver	0.21%	0.20%		0.20%	0.21%	0.23%
After expense waiver	0.15% #	0.15%	#	0.15% #	0.15% #	0.15%	#
Net investment income (loss) to average daily net assets	2.17%	2.23%		1.83%	1.83%	1.72%
Portfolio turnover rate	6%	5%		6%	4%	4%

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$11.32	$16.07
Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.10
Net realized and unrealized gain (loss) on investments	2.71	(4.85)
Total income (loss) from investment operations	2.89	(4.75)
Less distributions to shareholders:
From net investment income	(0.33)	-
Total distributions	(0.33)	-
Net asset value, end of period	$13.88	$11.32
Total Return ^^	25.83%	(29.56%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,171	$478
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.72%	*
After expense waiver	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	1.53%	2.33%	*
Portfolio turnover rate	6%	5%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Blue Chip Growth Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$6.83	$11.87		$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.02		0.05		0.02
Net realized and unrealized gain (loss) on investments	2.88	(5.06)		1.29		0.58
Total income (loss) from investment operations	2.89	(5.04)		1.34		0.60
Less distributions to shareholders:
From net investment income	(0.01)	-		(0.05)		(0.02)
Tax return of capital	-	-		(0.00	) †	-
Total distributions	(0.01)	-		(0.05)		(0.02)
Net asset value, end of period	$9.71	$6.83		$11.87		$10.58
Total Return ^^	42.38%	(42.46%	)	12.67%		6.04%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$182,984	$168,558		$61,701		$54,746
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.85%		0.84%		0.90%	*
After expense waiver	N/A	0.84%	#	N/A		0.85%	*#
Net investment income (loss) to average daily net assets	0.12%	0.23%		0.40%		0.37%	*
Portfolio turnover rate	80%>>	33%		35%		24%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.83	$10.70
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)	0.00	†
Net realized and unrealized gain (loss) on investments	2.87	(3.87)
Total income (loss) from investment operations	2.86	(3.87)
Less distributions to shareholders:
From net investment income	(0.01)	-
Total distributions	(0.01)	-
Net asset value, end of period	$9.68	$6.83
Total Return ^^	41.93%	(36.17%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,600	$1,816
Net expenses to average daily net assets	1.08%	1.10%	*
Net investment income (loss) to average daily net assets	(0.13% )	0.17%	*
Portfolio turnover rate	80%>>	33%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
>> The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML NASDAQ-100 Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$3.08		$5.30		$4.46		$4.18		$4.13
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.00	†	0.00	†	0.01		0.00	†
Net realized and unrealized gain (loss) on investments	1.65		(2.22)		0.84		0.27		0.05
Total income (loss) from investment operations	1.66		(2.22)		0.84		0.28		0.05
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †
Total distributions	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †
Net asset value, end of year	$4.74		$3.08		$5.30		$4.46		$4.18
Total Return ^^	53.90%		(41.89%	)	18.86%		6.75%		1.26%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$9,105		$5,322		$10,369		$8,474		$9,496
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.23%		0.99%		1.08%		0.86%
After expense waiver	0.56%	#	0.56%	#	0.56%	#	0.56%	#	0.56%	#
Net investment income (loss) to average daily net assets	0.18%		0.01%		0.02%		0.13%		0.03%
Portfolio turnover rate	9%		18%		17%		9%		23%

	Service Class
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$3.08		$4.99
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.64		(1.91)
Total income (loss) from investment operations	1.64		(1.91)
Less distributions to shareholders:
From net investment income	-		(0.00	) †
Total distributions	-		(0.00	) †
Net asset value, end of period	$4.72		$3.08
Total Return ^^	53.25%		(38.28%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$679		$251
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		2.05%	*
After expense waiver	0.81%	#	0.81%	*#
Net investment income (loss) to average daily net assets	(0.06%	)	(0.16%	) *
Portfolio turnover rate	9%		18%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$10.46		$17.02		$16.07		$14.73		$13.21
Income (loss) from investment operations:
Net investment income (loss)	(0.08	) ***	(0.01	) ***	(0.07	) ***	(0.06	) ***	(0.05)
Net realized and unrealized gain (loss) on investments	4.10		(6.55)		1.63		1.40		1.57
Total income (loss) from investment operations	4.02		(6.56)		1.56		1.34		1.52
Less distributions to shareholders:
From net investment income	-		-		(0.02)		-		-
From net realized gains	-		-		(0.59)		-		-
Total distributions	0.00		-		(0.61)		-		-
Net asset value, end of year	$14.48		$10.46		$17.02		$16.07		$14.73
Total Return ^^	38.43%		(38.54%	)	9.66%		9.10%		11.58%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$250,006		$171,302		$238,185		$169,941		$105,008
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.14%		1.18%		1.22%
After expense waiver	N/A		N/A		N/A		N/A		1.18%	#
Net investment income (loss) to average daily net assets	(0.66%	)	(0.06%	)	(0.39%	)	(0.41%	)	(0.48%	)
Portfolio turnover rate	90%		86%		70%		79%		61%

	Service Class
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$10.45		$15.79
Income (loss) from investment operations:
Net investment income (loss) ***	(0.11)		0.01
Net realized and unrealized gain (loss) on investments	4.08		(5.35)
Total income (loss) from investment operations	3.97		(5.34)
Net asset value, end of period	$14.42		$10.45
Total Return ^^	38.09%		(33.82%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,616		$831
Net expenses to average daily net assets	1.40%		1.43%	*
Net investment income (loss) to average daily net assets	(0.91%	)	0.21%	*
Portfolio turnover rate	90%		86%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Emerging Growth Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$4.30		$7.41		$6.29		$5.97		$5.92
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	(0.05	) ***	(0.05	) ***	(0.05	) ***	(0.05)
Net realized and unrealized gain (loss) on investments	0.57		(3.06)		1.17		0.37		0.10
Total income (loss) from investment operations	0.53		(3.11)		1.12		0.32		0.05
Net asset value, end of year	$4.83		$4.30		$7.41		$6.29		$5.97
Total Return ^^	12.33%		(41.97%	)	17.81%		5.36%		0.84%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,566		$9,873		$18,911		$14,703		$13,807
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.58%		1.44%		1.55%		1.51%
After expense waiver	1.25%	#	1.22%	#	1.16%	#	1.16%	#	1.16%	#
Net investment income (loss) to average daily net assets	(0.95%	)	(0.89%	)	(0.72%	)	(0.83%	)	(0.91%	)
Portfolio turnover rate	184%		280%		195%		291%		127%

	Service Class
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$4.30		$6.72
Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	0.56		(2.40)
Total income (loss) from investment operations	0.51		(2.42)
Net asset value, end of period	$4.81		$4.30
Total Return ^^	11.86%		(36.01%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$497		$181
Ratio of expenses to average daily net assets:
Before expense waiver	1.77%		2.27%	*
After expense waiver	1.50%	#	1.50%	*#
Net investment income (loss) to average daily net assets	(1.21%	)	(1.10%	) *
Portfolio turnover rate	184%		280%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are six series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Blue Chip Growth Fund ("Blue Chip Growth Fund"), MML NASDAQ-100® Fund ("NASDAQ-100 Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), and MML Emerging Growth Fund ("Emerging Growth Fund").

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Equity Index Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Equity Index Fund offers the following four classes of shares: Class I, Class II, Class III, and Service Class I shares. Service Class shares and Service Class I shares commenced operations on August 15, 2008. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by

Notes to Financial Statements (Continued)

a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements (Continued)

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Equity Index Fund and NASDAQ-100 Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, and all short-term investments at Level 2, as of December 31, 2009. The Emerging Growth Fund had all long-term investments, with corresponding industries, at Level 1 (except for warrants that were all at Level 3 and had $0 value throughout the period) and short-term investments at Level 2 as of December 31, 2009.

The following is the aggregate value by input level as of December 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$5,013,638	$2,290,375	$-	$7,304,013
Communications	13,137,627	-	-	13,137,627
Consumer, Cyclical	22,331,858	330,016	-	22,661,874
Consumer, Non-cyclical	37,690,821	3,387,907	-	41,078,728
Diversified	-	1,915,298	-	1,915,298
Energy	33,607,607	3,020,646	-	36,628,253
Financial	58,265,958	5,814,673	-	64,080,631
Industrial	12,815,895	2,081,218	-	14,897,113
Technology	13,374,385	-	-	13,374,385
Utilities	388,652	-	-	388,652
Total Common Stock	196,626,441	18,840,133	-	215,466,574
Total Equities	196,626,441	18,840,133	-	215,466,574
Bonds & Notes
Total Corporate Debt	-	1,224,015	424,069	1,648,084
Total Bonds & Notes	-	1,224,015	424,069	1,648,084
Total Long-Term Investments	196,626,441	20,064,148	424,069	217,114,658
Total Short-Term Investments	-	7,690,833	-	7,690,833
Total Investments	$196,626,441	$27,754,981	$424,069	$224,805,491

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$4,274,937	$-	$-	$4,274,937
Communications	40,310,596	2,403,634	-	42,714,230
Consumer, Cyclical	17,686,518	210,322	-	17,896,840
Consumer, Non-cyclical	36,259,276	-	-	36,259,276
Energy	13,312,983	-	-	13,312,983
Financial	26,874,577	156,641	-	27,031,218
Industrial	13,032,064	-	-	13,032,064
Technology	32,219,553	-	-	32,219,553
Total Common Stock	183,970,504	2,770,597	-	186,741,101
Convertible Preferred Stock
Financial	453,568	-	-	453,568
Total Convertible Preferred Stock	453,568	-	-	453,568
Total Equities	184,424,072	2,770,597	-	187,194,669
Total Long-Term Investments	184,424,072	2,770,597	-	187,194,669
Total Short-Term Investments	-	2,839,505	-	2,839,505
Total Investments	$184,424,072	$5,610,102	$-	$190,034,174

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$3,516,996	$-	$-	$3,516,996
Communications	20,627,782	-	-	20,627,782
Consumer, Cyclical	47,815,283	-	-	47,815,283
Consumer, Non-cyclical	50,381,642	1,006,645	-	51,388,287
Energy	10,067,554	189,219	-	10,256,773
Financial	11,631,448	704,043	-	12,335,491
Industrial	36,765,995	703,732	-	37,469,727
Technology	53,541,300	-	-	53,541,300
Utilities	1,525,259	1,047,370	-	2,572,629
Total Common Stock	235,873,259	3,651,009	-	239,524,268
Total Equities	235,873,259	3,651,009	-	239,524,268
Total Mutual Funds	2,384,558	-	-	2,384,558
Total Long-Term Investments	238,257,817	3,651,009	-	241,908,826
Total Short-Term Investments	-	11,581,877	-	11,581,877
Total Investments	$238,257,817	$15,232,886	$-	$253,490,703

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2009 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Index Fund	$139,085	$-	$-	$139,085
NASDAQ-100 Fund	17,443	-	-	17,443

*Other financial instruments include futures contracts.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Large Cap Value Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$254,890	$1,562	$-	$167,617	$-	$-	$424,069	$167,617

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended December 31, 2009, as follows:

Type of Derivative and Objective for Use	Equity Index Fund	NASDAQ-100 Fund
Futures Contracts*
Short-term Cash Deployment	X	X

*Includes any options on futures contracts, if applicable.

The Large Cap Value Fund and Small Cap Growth Equity Fund held rights during the year as a result of corporate actions. The Small Cap Growth Equity Fund and Emerging Growth Fund held warrants during the year as a result of corporate actions.

Notes to Financial Statements (Continued)

At December 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Total
Large Cap Value Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	6,772	6,772

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$139,085	$139,085
Realized Gain (Loss)#
Futures Contracts	$1,310,453	$1,310,453
Change in Appreciation (Depreciation)##
Futures Contracts	$(21,542)	$(21,542)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	122	122

NASDAQ-100 Fund
Asset Derivatives
Futures Contracts^^	$17,443	$17,443
Realized Gain (Loss)#
Futures Contracts	$85,905	$85,905
Change in Appreciation (Depreciation)##
Futures Contracts	$17,834	$17,834
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	8	8

Small Cap Growth Equity Fund
Realized Gain (Loss)#
Rights	$(6,155)	$(6,155)
Warrants	21	21
Total Realized Gain (Loss)	$(6,134)	$(6,134)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	23,300	23,300
Warrants	625	625

Emerging Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	99	99

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

Notes to Financial Statements (Continued)

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the year ended December 31, 2009.

The Large Cap Value Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2009.

The Small Cap Growth Equity Fund had no change in appreciation (depreciation) on rights and warrants and the Emerging Growth Fund had no change in appreciation (depreciation) and no realized gain (loss) on warrants during the year ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2009, are discussed below.

Futures Contracts

A Fund may seek to limit a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at December 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS
135	S&P 500 E Mini Index	3/19/10	$7,497,225	$139,085

NASDAQ-100 Fund
BUYS
12	NASDAQ 100 E Mini Index	3/19/10	$446,100	$17,443

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized

Notes to Financial Statements (Continued)

had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had warrants as shown in the Portfolio(s) of Investments at December 31, 2009.

The Fund(s) had no rights, purchased options, or written options at December 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions

Notes to Financial Statements (Continued)

in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2009.

Restricted Securities

Certain securities are restricted as to resale. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at December 31, 2009 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Funds' Net Assets
Large Cap Value Fund	$352,648	$424,069	0.2%

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover,

Notes to Financial Statements (Continued)

securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Large Cap Value Fund	0.80% of the first $100 million,
0.75% of the next $400 million,
0.70% of any excess over $500 million
Equity Index Fund	0.10%
Blue Chip Growth Fund	0.75%
NASDAQ-100 Fund	0.45% of the first $200 million,
0.44% of the next $200 million,
0.42% of any excess over $400 million
Small Cap Growth Equity Fund	1.075% of the first $200 million,
1.05% of the next $200 million,
1.025% of the next $600 million,
1.00% of any excess over $1 billion
Emerging Growth Fund	1.05% of the first $200 million,
1.00% of the next $200 million,
0.95% of any excess over $400 million

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, N.A. for the Equity Index Fund and NASDAQ-100 Fund, T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, Essex Investment Management Company, LLC for a portion of the Emerging Growth Fund, Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund, Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund, and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million
Class II	0.19%
Class III	up to 0.05%
Service Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds noted below through May 2, 2010 (other than the management, Rule 12b-1, and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), based upon each Fund's average daily net assets, in excess of the following amounts:

Equity Index Fund		NASDAQ-100 Fund
Class I*	0.05%	Initial Class	0.11%
Class II*	0.05%	Service Class	0.11%
Class III*	0.05%	Emerging Growth Fund
Service Class I*	0.05%	Initial Class	0.20%
		Service Class	0.20%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

Notes to Financial Statements (Continued)

* Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Equity Index Fund on account of Class II and Class III shares.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2009, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Large Cap Value Fund	$6,782
Small Cap Growth Equity Fund	53,448
Emerging Growth Fund	1,273

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Large Cap Value Fund	$-	$39,418,714	$-	$38,643,876
Equity Index Fund	-	18,391,347	-	15,556,559
Blue Chip Growth Fund	-	150,508,987	-	213,559,741
NASDAQ-100 Fund	-	1,453,948	-	620,498
Small Cap Growth Equity Fund	-	183,563,110	-	171,084,738
Emerging Growth Fund	-	17,205,079	-	17,516,990

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Large Cap Value Fund Initial Class
Sold	1,509,799	$11,572,069	2,822,935	$29,821,461
Issued as reinvestment of dividends	224,534	2,119,042	24,108	279,560
Redeemed	(3,158,576)	(27,151,611)	(2,986,721)	(32,256,804)
Net increase (decrease)	(1,424,243)	$(13,460,500)	(139,678)	$(2,155,783)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Large Cap Value Fund Service Class*
Sold	559,858	$4,444,148	611,646	$5,079,716
Issued as reinvestment of dividends	10,731	101,036	9	110
Redeemed	(126,363)	(1,175,515)	(9,254)	(72,846)
Net increase (decrease)	444,226	$3,369,669	602,401	$5,006,980
Equity Index Fund Class I
Sold	1,679,713	$20,860,662	381,022	$5,697,991
Issued as reinvestment of dividends	109,278	1,403,134	-	-
Redeemed	(685,782)	(8,187,164)	(995,513)	(15,099,089)
Net increase (decrease)	1,103,209	$14,076,632	(614,491)	$(9,401,098)
Equity Index Fund Class II
Sold	782,496	$8,993,982	1,216,762	$17,244,773
Issued as reinvestment of dividends	242,909	3,118,953	-	-
Redeemed	(1,563,639)	(18,287,630)	(1,836,130)	(28,250,815)
Net increase (decrease)	(538,234)	$(6,174,695)	(619,368)	$(11,006,042)
Equity Index Fund Class III
Sold	3,875	$44,944	2,439	$30,939
Issued as reinvestment of dividends	168,593	2,163,050	-	-
Redeemed	(492,124)	(5,441,972)	(98,689)	(1,502,774)
Net increase (decrease)	(319,656)	$(3,233,978)	(96,250)	$(1,471,835)
Equity Index Fund Service Class I**
Sold	53,932	$602,130	42,334	$510,104
Issued as reinvestment of dividends	1,841	23,510	-	-
Redeemed	(13,684)	(172,454)	(64)	(713)
Net increase (decrease)	42,089	$453,186	42,270	$509,391
Blue Chip Growth Fund Initial Class
Sold	9,778,384	$71,995,023	21,459,118	$191,946,833
Issued - merger	1,492,512	11,119,214	-	-
Issued as reinvestment of dividends	27,790	241,496	-	-
Redeemed	(17,122,163)	(137,267,841)	(1,991,923)	(18,379,223)
Net increase (decrease)	(5,823,477)	$(53,912,108)	19,467,195	$173,567,610
Blue Chip Growth Fund Service Class*
Sold	335,372	$2,483,134	268,784	$1,900,268
Issued - merger	74,903	557,277	-	-
Issued as reinvestment of dividends	813	7,049	-	-
Redeemed	(98,559)	(860,536)	(2,862)	(17,993)
Net increase (decrease)	312,529	$2,186,924	265,922	$1,882,275
NASDAQ-100 Fund Initial Class
Sold	625,885	$2,401,929	537,644	$2,306,228
Issued as reinvestment of dividends	44	184	42	204
Redeemed	(431,828)	(1,596,188)	(768,994)	(3,203,925)
Net increase (decrease)	194,101	$805,925	(231,308)	$(897,493)
NASDAQ-100 Fund Service Class*
Sold	111,948	$431,446	81,629	$296,248
Issued as reinvestment of dividends	-	-	- +	2
Redeemed	(49,889)	(208,220)	(73)	(222)
Net increase (decrease)	62,059	$223,226	81,556	$296,028

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Initial Class
Sold	3,609,392	$41,061,675	4,631,114	$60,700,254
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,718,125)	(32,401,500)	(2,251,146)	(30,985,160)
Net increase (decrease)	891,267	$8,660,175	2,379,968	$29,715,094
Small Cap Growth Equity Fund Service Class*
Sold	139,663	$1,601,993	81,253	$856,222
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(37,862)	(472,962)	(1,717)	(17,610)
Net increase (decrease)	101,801	$1,129,031	79,536	$838,612
Emerging Growth Fund Initial Class
Sold	391,600	$1,633,368	470,089	$2,909,978
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(496,737)	(2,091,342)	(727,718)	(4,442,924)
Net increase (decrease)	(105,137)	$(457,974)	(257,629)	$(1,532,946)
Emerging Growth Fund Service Class*
Sold	72,568	$310,589	42,413	$228,078
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,209)	(49,668)	(413)	(1,759)
Net increase (decrease)	61,359	$260,921	42,000	$226,319

*   Service Class shares commenced operations on August 15, 2008.

** Service Class I shares commenced operations on August 15, 2008.

+   Amount rounds to less than 0.5 share.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$200,657,756	$37,202,293	$(13,054,558)	$24,147,735
Equity Index Fund	298,902,844	61,160,252	(57,528,799)	3,631,453
Blue Chip Growth Fund	147,421,044	43,152,722	(539,592)	42,613,130
NASDAQ-100 Fund	8,242,677	2,255,873	(640,188)	1,615,685
Small Cap Growth Equity Fund	226,342,085	40,387,171	(13,238,553)	27,148,618
Emerging Growth Fund	9,949,480	1,685,018	(557,325)	1,127,693

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Certain positions of capital loss carryovers of the Blue Chip Growth Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

Notes to Financial Statements (Continued)

At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017
Large Cap Value Fund	$-	$-	$-	$-	$-	$-	$7,547,813	$24,296,867
Equity Index Fund	-	-	-	2,636,392	-	-	2,189,206	2,872,925
Blue Chip Growth Fund	-	-	-	-	216,675	1,968,870	8,050,709	26,008,996
NASDAQ-100 Fund	4,489,822	2,362,711	1,300,985	-	-	-	-	335,825
Small Cap Growth Equity Fund	-	-	-	-	-	-	6,728,172	15,586,021
Emerging Growth Fund	3,402,428	-	-	-	-	-	3,006,901	2,730,804

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Large Cap Value Fund	$6,841,937
Equity Index Fund	734,062
Emerging Growth Fund	100,512

The Small Cap Growth Equity Fund has elected to defer to January 1, 2010, post-October currency losses in the amount of $6,202.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$2,220,078	$-	$-
Equity Index Fund	6,708,647	-	-
Blue Chip Growth Fund	248,545	-	-
NASDAQ-100 Fund	184	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Large Cap Value Fund	$3	$279,667	$-
NASDAQ-100 Fund	206	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations.

Notes to Financial Statements (Continued)

Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$1,450,594	$(31,844,680)	$(6,897,013)	$24,149,953
Equity Index Fund	5,147,756	(7,698,523)	(870,826)	3,631,453
Blue Chip Growth Fund	233,025	(36,245,250)	(23,142)	42,614,046
NASDAQ-100 Fund	12,718	(8,489,343)	(3,707)	1,614,786
Small Cap Growth Equity Fund	-	(22,314,193)	(52,716)	27,148,021
Emerging Growth Fund	-	(9,140,133)	(106,469)	1,127,693

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss )
Large Cap Value Fund	$(1)	$14,118	$(14,117)
Equity Index Fund	218	66,904	(67,122)
Blue Chip Growth Fund	4,248,293	(4,243,645)	(4,648)
NASDAQ-100 Fund	(3)	1,003	(1,000)
Small Cap Growth Equity Fund	(1,417,620)	122,313	1,295,307
Emerging Growth Fund	(1,102,344)	1,010,053	92,291

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. Acquisition of MML Growth Equity Fund

Prior to the opening of business on May 1, 2009, the Blue Chip Growth Fund acquired all assets and liabilities of the MML Growth Equity Fund ("Growth Equity Fund"). The purpose of the transaction was to combine two funds managed by T. Rowe Price Associates, Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,313,857 Initial Class shares

Notes to Financial Statements (Continued)

and 116,110 Service Class shares of the Growth Equity Fund, valued at $11,676,491 in total, for 1,492,512 Initial Class shares and 74,903 Service Class shares of the Blue Chip Growth Fund. The investment portfolio of the Growth Equity Fund, with a fair value of $11,704,785 and identified cost of $13,656,656 at April 30, 2009, was the principal asset acquired by the Blue Chip Growth Fund. For financial reporting purposes, assets received and shares issued by the Blue Chip Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Growth Equity Fund was carried forward to align ongoing reporting of the Blue Chip Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, Blue Chip Growth Fund's net assets were $225,485,091.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Blue Chip Growth Fund, Blue Chip Growth Fund's pro forma results of operations for the year ended December 31, 2009, would have been as follows:

(Unaudited)
Net investment income	$232,667	*
Net gain (loss) on investments	$70,952,977	**
Net increase (decrease) in net assets resulting from operations	$71,185,644

*$228,260 as reported, plus $1,896 of the Growth Equity Fund premerger, plus $2,511 of pro-forma eliminated expenses.

**$69,954,257 as reported, plus $998,720 of the Growth Equity Fund premerger.

Because both the Blue Chip Growth Fund and the Growth Equity Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Growth Equity Fund that have been included in the Blue Chip Growth Fund's Statement of Operations since May 1, 2009.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Blue Chip Growth Fund during the year.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through February 18, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Large Cap Value Fund, MML Equity Index Fund, MML Blue Chip Growth Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Large Cap Value Fund, MML Equity Index Fund, MML Blue Chip Growth Fund, MML NASDAQ-100 Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (collectively the "Funds"), six of the funds comprising the MML Series Investment Fund (the MML Trust), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the MML Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 18, 2010

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 74	Chairman Trustee	Since 2005 Since 1999	Retired.	57	Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Richard H. Ayers Age: 67	Trustee	Since 1999	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1973	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 64	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 54	Trustee	Since 2008	Executive Vice President (since 2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen J. Brunette Age: 39	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (2007-2009), MML Series Investment Fund II (open-end investment company).	36
Richard J. Byrne Age: 47	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	36

John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 43	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2009, qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Blue Chip Growth Fund	2.91%
NASDAQ-100 Fund	100.00%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

86

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Large Cap Value Fund
Initial Class	$1,000	0.86%	$1,243.50	$4.86	$1,020.90	$4.38
Service Class	1,000	1.11%	1,242.70	6.27	1,019.60	5.65
Equity Index Fund
Class I	1,000	0.45%	1,223.70	2.52	1,022.90	2.29
Class II	1,000	0.29%	1,224.40	1.63	1,023.70	1.48
Class III	1,000	0.15%	1,225.70	0.84	1,024.40	0.77
Service Class I	1,000	0.70%	1,222.60	3.92	1,021.70	3.57
Blue Chip Growth Fund
Initial Class	1,000	0.84%	1,223.20	4.71	1,021.00	4.28
Service Class	1,000	1.09%	1,222.40	6.11	1,019.70	5.55
NASDAQ-100 Fund
Initial Class	1,000	0.56%	1,260.70	3.19	1,022.40	2.85
Service Class	1,000	0.81%	1,258.70	4.61	1,021.10	4.13
Small Cap Growth Equity Fund
Initial Class	1,000	1.16%	1,232.30	6.53	1,019.40	5.90
Service Class	1,000	1.41%	1,231.20	7.93	1,018.10	7.17

87

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Emerging Growth Fund
Initial Class	$1,000	1.25%	$1,169.50	$6.84	$1,018.90	$6.36
Service Class	1,000	1.50%	1,167.50	8.19	1,017.60	7.63

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

88

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.
L4540 210 CRN201012-128849

MML Series Investment Fund
Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2009

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MML Conservative Allocation Fund	24
MML Balanced Allocation Fund	25
MML Moderate Allocation Fund	26
MML Growth Allocation Fund	27
MML Aggressive Allocation Fund	28
MML American Funds® Core Allocation Fund	29
MML American Funds® Growth Fund	30
MML American Funds® International Fund	31
Statements of Assets and Liabilities	32
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	42
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	63
Trustees and Officers (Unaudited)	64
Other Information (Unaudited)
Proxy Voting	68
Quarterly Reporting	68
Fund Expenses	69

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 showed a resurgence of equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment – although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report

What are the investment objectives of the Funds that constitute the MML Allocation Fund Series, and who is the Series' investment adviser?
The MML Allocation Fund Series (the Series) comprises five Funds — each of which has a "fund of funds" structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of equity, fixed-income and money market funds advised primarily by Massachusetts Mutual Life Insurance Company (MassMutual) or a control affiliate of MassMutual, as well as in nonaffiliated funds ("underlying funds") using a specific asset allocation strategy (which varies by Fund, as described below). Underlying funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI) and non-affiliated funds.

Each Fund's assets are allocated to its underlying funds according to an asset allocation strategy, as follows:

•MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed-income funds, including money market funds.

•MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed-income funds, including money market funds.

•MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed-income funds, including money market funds.

•MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed-income funds, including money market funds.

•MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed-income funds, including money market funds.

The Series' investment adviser is MassMutual.

How did each Fund perform during the 12 months ended December 31, 2009?
The return of each Fund's Initial Class shares is shown below. Also shown are the returns of each Fund's Custom Index; the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization; the Morgan Stanley Capital International (MSCI®) World ex-U.S. Index, an unmanaged index representative of stocks domiciled in global developed markets, excluding the United States; and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

MML Conservative Allocation Fund	Custom Index	Russell 3000 Index	MSCI World ex-U.S. Index	Barclays Capital U.S. Aggregate Bond Index
21.15%	16.34%	28.34%	33.67%	5.93%*
MML Balanced Allocation Fund
23.50%	18.79%	28.34%*	33.67%	5.93%
MML Moderate Allocation Fund
25.90%	21.17%	28.34%*	33.67%	5.93%
MML Growth Allocation Fund
29.61%	24.60%	28.34%*	33.67%	5.93%
MML Aggressive Allocation Fund
34.04%	27.84%	28.34%*	33.67%	5.93%
*Benchmark return

6

MML Allocation Fund Series – Portfolio Manager Report (Continued)

All of the Series Funds outperformed their respective custom benchmarks for the full year — and all five Funds (each of which has a stock component) also outpaced the Barclays Capital U.S. Aggregate Bond Index. MML Conservative Allocation Fund, MML Balanced Allocation Fund, and MML Moderate Allocation Fund underperformed the Russell 3000 Index and the MSCI World ex-U.S. Index. MML Growth Allocation Fund outperformed the Russell 3000 Index, but underperformed the MSCI World ex-U.S. Index. MML Aggressive Allocation Fund outperformed both the Russell 3000 Index and the MSCI World ex-U.S. Index.

MML Allocation Fund Series Custom Indexes
Each of the Custom MML Conservative Allocation Index, Custom MML Balanced Allocation Index, Custom MML Moderate Allocation Index, Custom MML Growth Allocation Index, and Custom MML Aggressive Allocation Index (each, a Custom Index) comprises the Russell 3000 Index, the MSCI World ex-U.S. Index, and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute each Fund in the Series.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds' performance
The year 2009 began with a continuation of negative market performance and steep losses in the equity markets in both January and February. March began with the Dow Jones Industrial AverageSM (the "Dow") declining to the mid-6,000 range, which was a level the Dow had not seen for more than 10 years. It was unclear at that time whether or not the remedies that were put in place by the U.S. government would be effective in stabilizing the credit markets and allowing more normal investing patterns to emerge. From that low point in early March, a broad-based rally in stock prices ensued, bringing returns for the year not only back into positive territory, but well into double-digit returns across U.S. and foreign equity segments. Emerging-market equities topped the list of strong performers, but broad market indexes representing a wide range of investments, both domestic and foreign, indicated an environment that rewarded investors in 2009.

Bond market returns were subdued for the most part, and U.S. government bonds with longer maturities as a category underperformed substantially. The Barclays Capital U.S. Aggregate Bond Index, a measure of investment-grade bond performance often considered a proxy for the overall U.S. bond market, returned 5.93% for the year. High-yield bonds outperformed substantially as the year progressed, buoyed by growing optimism about corporate earnings and easing fears about debt defaults. Consequently, the Barclays Capital U.S. Corporate High-Yield Bond Index posted a 58.21% return for 2009, outperforming all broad bond market indexes and most equity indexes.

In managing the fixed-income segments of the Series Funds, we made the decision to allocate a portion of each Fund to Treasury Inflation-Protected Securities ("TIPS"). This move was based on general concerns in the financial markets about the volume of U.S. government spending, which propelled inflation worries. This led to a positive total return for the TIPS market and a positive impact on the portfolios. The Funds have weightings in TIPS ranging from 2% in the MML Aggressive Allocation Fund to 10% in the MML Conservative Allocation Fund. Exposure to high-yield bonds through the Series' investment in Oppenheimer Strategic Bond Fund positively impacted overall performance in 2009.

The equity segments of the Funds benefited from a diversified mix of large-cap U.S. stocks, with large-cap growth funds leading the way. Within the small- and mid-capitalization segments, growth funds led their value counterparts, but all were up substantially and had a positive impact on the portfolios. Similarly, foreign equities outperformed many domestic broad market index returns and the Series' foreign investments added value to the Funds' overall returns for 2009.

7

MML Allocation Fund Series – Portfolio Manager Report (Continued)

Investment adviser outlook
The factors influencing investor sentiment in early 2010 are more traditional than the types of concerns investors held at the beginning of 2009. For example, worries over liquidity, the credit markets failing, and bank failures, especially among those deemed "too big to fail," are significantly diminished. Additionally, concerns over corporate earnings and an ongoing recession have also softened. Investor worries in 2010 seem to be focusing on whether or not the U.S. government stimulus will be able to navigate a "soft landing" when it comes to its eventual stop; whether corporations will actually grow sales revenue, as opposed to cutting expenses; and whether or not real wages and an organically growing U.S. economy will surface in the coming year.

There are fewer obvious imbalances in the credit or equity markets as we begin 2010 (compared to 2009), which means a continued emphasis on diversification of investments across all capitalization ranges and investment styles. We will assess opportunities to adjust allocations within the Funds to maximize investor value and will make changes when we believe they are appropriate. For these reasons, we believe that the Series Funds will continue to be appropriate for investors seeking a diversified portfolio across market sectors, market capitalizations, styles, and managers.

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	40.6%
Fixed Income Funds	59.5%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	50.6%
Fixed Income Funds	49.5%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.00%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	60.5%
Fixed Income Funds	39.6%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	75.4%
Fixed Income Funds	24.6%
Total Long-Term Investments	100.0%
Other Assets and Liabilities	(0.0)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	90.2%
Fixed Income Funds	9.9%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

8

MML Conservative Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World ex-U.S. Index and the Custom MML Conservative Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/31/07 - 12/31/09
Initial Class	21.15%	0.29%
Barclays Capital U.S Aggregate Bond Index*	5.93%	6.45%	+
Russell 3000 Index	28.34%	-8.82%	+
MSCI World ex-U.S. Index	33.67%	-9.88%	+
Custom MML Conservative Allocation Index	16.34%	1.46%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World ex-U.S. Index and the Custom MML Conservative Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	20.91%	0.39%
Barclays Capital U.S Aggregate Bond Index*	5.93%	6.89%	++
Russell 3000 Index	28.34%	-7.76%	++
MSCI World ex-U.S. Index	33.67%	-5.04%	++
Custom MML Conservative Allocation Index	16.34%	3.15%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI World ex-U.S. Index and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Balanced Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Balanced Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/31/07 - 12/31/09
Initial Class	23.50%	-1.84%
Russell 3000 Index*	28.34%	-8.82%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.45%	+
MSCI World ex-U.S. Index	33.67%	-9.88%	+
Custom MML Balanced Allocation Index	18.79%	-0.03%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Balanced Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	23.09%	-1.95%
Russell 3000 Index*	28.34%	-7.76%	++
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	++
MSCI World ex-U.S. Index	33.67%	-5.04%	++
Custom MML Balanced Allocation Index	18.79%	1.79%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Moderate Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Moderate Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/31/07 - 12/31/09
Initial Class	25.90%	-2.86%
Russell 3000 Index*	28.34%	-8.82%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.45%	+
MSCI World ex-U.S. Index	33.67%	-9.88%	+
Custom MML Moderate Allocation Index	21.17%	-1.62%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Moderate Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	25.48%	-2.55%
Russell 3000 Index*	28.34%	-7.76%	++
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	++
MSCI World ex-U.S. Index	33.67%	-5.04%	++
Custom MML Moderate Allocation Index	21.17%	0.27%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Growth Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Growth Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/31/07 - 12/31/09
Initial Class	29.61%	-5.20%
Russell 3000 Index*	28.34%	-8.82%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.45%	+
MSCI World ex-U.S. Index	33.67%	-9.88%	+
Custom MML Growth Allocation Index	24.60%	-4.17%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Growth Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	29.29%	-4.68%
Russell 3000 Index*	28.34%	-7.76%	++
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	++
MSCI World ex-U.S. Index	33.67%	-5.04%	++
Custom MML Growth Allocation Index	24.60%	-2.33%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Aggressive Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Aggressive Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/31/07 - 12/31/09
Initial Class	34.04%	-7.05%
Russell 3000 Index*	28.34%	-8.82%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.45%	+
MSCI World ex-U.S. Index	33.67%	-9.88%	+
Custom MML Aggressive Allocation Index	27.84%	-6.94%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Aggressive Allocation Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	33.60%	-6.34%
Russell 3000 Index*	28.34%	-7.76%	++
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	++
MSCI World ex-U.S. Index	33.67%	-5.04%	++
Custom MML Aggressive Allocation Index	27.84%	-5.31%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/3/07.

++ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI World ex-U.S. Index and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML American Funds Core Allocation Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® Core Allocation Fund, and who is the Fund's investment adviser?
The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a "fund of funds" and seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series® ("the Underlying Funds") using a flexible asset allocation approach. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series — Bond Fund, the American Funds Insurance Series — Blue Chip Income and Growth Fund, the American Funds Insurance Series — Growth-Income Fund and the American Funds Insurance Series — International Fund. The Fund's investment adviser allocates the Fund's assets among a variety of different asset classes, including U.S. and foreign equity and fixed-income securities, through investing in Underlying Funds in response to changing market, economic and investment conditions. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund returned 24.52%, trailing the 26.46% return of the S&P 500® Index (the benchmark), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Finally, the Fund underperformed the 33.67% return of the Morgan Stanley Capital International (MSCI®) World ex-U.S. Index, an unmanaged index representative of stocks domiciled in global developed markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

American Funds' discussion of factors that contributed to the Fund's performance
The following paragraphs discuss the results of each of the Fund's underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component's main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series — Bond Fund (the "Bond Fund"), the Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index (the "Index") for the year. Ironically, the very components that hurt the Bond Fund's performance in 2008 were what helped to drive its results in 2009. With its credit-sensitive portfolio, the Bond Fund is invested more heavily in corporate bonds than in U.S. government bonds. In 2009, government bonds turned in a dismal performance overall, as investors looked to invest their cash wisely in the uncertain market environment. Conversely, investments that were credit sensitive or low investment-grade outperformed. The three main drivers of the Bond Fund's performance in 2009 were non-Index holdings: high-yield corporate bonds, emerging-market fixed-income (which did extremely well relative to the U.S. bond market), and corporate and sovereign bonds held in developed countries outside of the U.S., which benefited from currency appreciation, as the U.S. dollar declined in 2009. During the year, the Bond Fund also benefited from its investment-grade fixed-income investments (i.e., domestic bonds) — in which the portfolio held an overweight position relative to the Index. The Bond Fund's performance was also helped by underweight positions in U.S. Treasury securities and agency pass-throughs — both of which underperformed for the year. Conversely, hindering the Bond Fund's returns in 2009 were its corporate bond holdings within certain companies and industries, with the greatest detractor for the year being CIT, which deteriorated sharply during 2009.

The American Funds Insurance Series — Blue Chip Income and Growth Fund (the "Income and Growth Fund") outperformed the benchmark in 2009. For the year, the Income and Growth Fund's performance was driven largely by what the portfolio invested in — and those companies/sectors it avoided.

14

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

Specifically, the biggest contribution to returns was not having exposure to the consumer staples sector — a segment of the market that lagged the benchmark considerably. The energy sector was also a contributor to the Income and Growth Fund's returns, due to both the portfolio's underweight position relative to the benchmark and stock selection. For example, ConocoPhillips and Schlumberger, both portfolio holdings, did well for the year. But just as importantly, the portfolio held a largely underweight position in ExxonMobil, which helped performance, as 2009 was not a good year for the oil giant. The portfolio's overweight position in consumer discretionary stocks also helped drive the Income and Growth Fund's performance. Standouts in this sector included CBS, Time Warner, Target, Harley-Davidson, and Royal Caribbean. On the downside, the portfolio's cash position, which averaged 7% for the year (a 5% to 10% range is normal for the portfolio) detracted from performance, since during an extended market rally, it tends to benefit a portfolio to be fully invested in the market. In the technology sector, stock selection hampered returns. One laggard was Nokia, a handset manufacturer that underperformed. Also harming the portfolio was its lack of exposure to technology standouts Apple and Google. The Income and Growth Fund's overweight position in telecommunications, the worst-performing sector in the benchmark, hampered its performance, as did two portfolio holdings within the sector, AT&T and Verizon. Both companies, which lagged the broad market with single-digit returns, were top ten holdings within the portfolio.

The American Funds Insurance Series — Growth-Income Fund (the "Growth-Income Fund") outperformed the benchmark for the year. The top contributor to the Growth-Income Fund's results was its underweight position relative to the benchmark in the energy sector. Security selection within oil companies was favorable. The portfolio avoided investing in ExxonMobil, which benefited performance, and the strong results by Chevron, a portfolio holding, also contributed. The portfolio's energy exposure outside the U.S. in emerging markets also augmented performance, as CNOOC (Chinese National Offshore Oil Co.) advanced 75% for the year. Health care, which lagged the market, was a sector in which the portfolio had an underweight position. Furthermore, the portfolio's avoidance of biotechnology and pharmaceutical holdings contributed, as those two market segments did poorly. In consumer discretionary, both the portfolio's overweight position in this top-performing sector and security selection contributed to the portfolio's returns, as stellar performers included Royal Caribbean, Carnival, Time Warner, News Corp., Best Buy, Target, and Kohl's. Hampering the portfolio's full-year returns was its cash position, which averaged 12% for the year — although it started the year at almost 14% and had dropped to 7.8% by year-end.

The American Funds Insurance Series — International Fund (the "International Fund") outperformed the MSCI All Country World Index ex-U.S. (the "Index") for the year. Performance drivers included the consumer discretionary sector, where stock selection in textiles, apparel, and luxury goods companies (including Burberry) helped the portfolio's performance. In the automobile industry, avoiding Japanese auto companies contributed to the International Fund's results. Additionally, portfolio holdings in European-based auto companies — primarily Fiat, which was a standout for the year — aided results, as did an underweight position relative to the Index in utilities, which was a poor-performing sector in 2009. The International Fund also benefited from its holdings in the energy sector, where some of the best contributors came from emerging-market countries. Stellar performers in energy included Gazprom (a Russian oil supplier) and Petrobras (a Brazilian petroleum company). Consumer staples also helped the International Fund's progress in 2009 — particularly its overweight position in the beverages segment, where Anheuser-Busch/InBev was a standout. Additionally, security selection in the financials sector helped portfolio performance, as Royal Bank of Scotland did well for the time that it was in the International Fund's portfolio (although it proved to be a laggard for the full year). In addition, Bank of Santander (a Spanish bank with significant exposure in Brazil) was a top performer in the financials sector. On the downside, the portfolio's cash position, which started at 14% and dropped to 2.7% by year-end, hampered the portfolio's progress, although most of the portfolio's cash was redeployed in the third quarter of 2009. In addition, an underweight position in materials, the best-returning sector of the market for the year, and an underweight stake in metals/mining (during a year in which the value of gold exceeded $1,000 per ounce) proved to be a drag on portfolio returns.

15

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

American Funds' outlook
Looking back over 2009, our view is that the U.S. government stimulus that was put in place to bolster the economy was successful, although the government will eventually need to back off from its involvement in the economy. At this point, we believe this "unwinding" will not occur until 2011 at the earliest. Ultimately, we feel the government's involvement in the economy will lead to inflation becoming more of a problem over the next few years. Since we generally manage the Fund with a long-term (three- to five-year) perspective, we plan to position accordingly in 2010 to begin to prepare for the more inflationary environment we believe is likely to emerge in the future. Furthermore, our view is that the long-term growth in the market will predominantly come from outside the United States — in particular, from emerging market countries.

2009 was a "non-discriminating" year, when stocks of all quality levels advanced — with the equities of highly leveraged companies and small-cap issues leading the way. Towards the end of the year, however, investor sentiment changed somewhat and refocused on the importance of fundamentals. We are confident that our investment research and selection process will position the Fund to face the uncertainties that lie ahead, and we plan to take advantage of compelling opportunities to invest in quality names at value prices throughout 2010.

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	65.8%
Fixed Income Funds	34.3%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

16

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI World ex-U.S. Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	24.52%	-2.55%
S&P 500 Index*	26.46%	-7.66%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	+
MSCI World ex-U.S. Index	33.67%	-5.04%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI World ex-U.S. Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds Growth Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® Growth Fund, and who is the Fund's investment adviser?
The Fund seeks to provide investors with long-term capital growth, through the use of a "master feeder" relationship. The Fund invests all of its assets in Class 1 shares of the Growth Fund (the "Master Growth Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. Capital Research seeks to invest in attractively priced securities that, in its opinion, represent above-average, long-term investment opportunities. The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund returned 38.86%, outperforming the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outperformed the 37.21% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

American Funds' discussion of factors that contributed to the Fund's performance
There were several factors that contributed to the Fund's strong outperformance relative to its benchmark. In energy, despite the Fund's predominantly domestic equity portfolio, its holdings are concentrated in emerging-market countries — where stellar performers included Gazprom (a Russian oil supplier) and Petrobras (a Brazilian petroleum company). The Fund also benefited from its large exposure to Canadian energy company SUNCOR, which advanced 80% for the year; and its investment in Canadian Natural Resources, an oil and natural gas exploration company that gained more than 85%.

In consumer staples, the Fund benefited from its significant underweight position relative to the benchmark as well as stock selection in the food products industry, where Cosan, a Brazilian sugar and ethanol producer, appreciated 151%. In consumer discretionary, the Fund's overweight position was a performance driver, as was favorable stock selection — based on strong performance from hotels, restaurants, and leisure (gaming). Stock selection helped the Fund's performance in the technology sector, where individual standouts included Google (the Fund's largest holding, which advanced more than 100%) and Cisco Systems. Stock selection was also beneficial in the financials sector, as both Bank of Ireland and a Chinese bank proved to be significant performance drivers.

On the downside, the portfolio's cash position detracted from its results, since during an extended market rally, it tends to benefit a portfolio to be fully invested in the market. The Fund's cash position started the year at 12%, but was reduced to 4% by year-end. Also hampering the Fund's results was the industrials sector, where First Solar (an electrical equipment company) was a laggard. In addition, in the financials sector, Berkshire Hathaway advanced less than 3% — and an underweight position in the strong-performing capital markets segment hampered performance.

American Funds' outlook
Looking back over 2009, our view is that the U.S. government stimulus that was put in place to bolster the economy was successful, although the government will eventually need to back off from its involvement in the economy. At this point, we believe this "unwinding" will not occur until 2011 at the earliest. Ultimately, we feel the government's involvement in the economy will lead to inflation becoming more of a problem over the next few years. Since we generally manage the Fund with a long-term (three- to five-year) perspective, we plan to position accordingly in 2010 to begin to prepare for the more inflationary environment we believe is likely to emerge in the future. Furthermore, our view is that the long-term growth in the market will predominantly come from outside the United States — in particular, from emerging market countries.

18

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

2009 was a "non-discriminating" year, when stocks of all quality levels advanced — with the equities of highly leveraged companies and small-cap issues leading the way. Towards the end of the year, however, investor sentiment changed somewhat and refocused on the importance of fundamentals. We are confident that our investment research and selection process will position the Fund to face the uncertainties that lie ahead, and we plan to take advantage of compelling opportunities to invest in quality names at value prices throughout 2010.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	100.2%
Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

19

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	38.86%	-8.61%
S&P 500 Index*	26.46%	-7.66%	+
Russell 1000 Growth Index	37.21%	-4.78%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds International Fund – Portfolio Manager Report

What is the investment objective of MML American Funds® International Fund, and who is the Fund's investment adviser?
The Fund seeks long-term capital growth of assets, through the use of a "master feeder" relationship. The Fund invests all of its assets in Class 1 shares of the International Fund (the "Master International Fund"), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States, including emerging and developing markets. Capital Research seeks to invest in attractively priced securities that, in its opinion, represent above-average, long-term investment opportunities. The Fund's investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund returned 42.63%, outperforming the 31.78% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index (the "benchmark"), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. Similarly, the Fund outpaced the 41.45% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

American Funds' discussion of factors that contributed to the Fund's performance
The Fund outperformed its benchmark for the year. One of the portfolio's performance drivers included the consumer discretionary sector, where stock selection in textiles, apparel, and luxury goods companies (including Burberry) was additive. In the automobile industry, avoiding Japanese auto companies contributed to the Fund's results. Additionally, portfolio holdings in European-based auto companies — primarily Fiat, which was a standout for the year — aided performance, as did an underweight position relative to the benchmark in utilities, which was a poor-performing sector in 2009. The Fund also benefited from its holdings in the energy sector, where some of the best contributors came from emerging-market countries. Stellar performers in energy included Gazprom (a Russian oil supplier) and Petrobras (a Brazilian petroleum company). Consumer staples also helped the Fund's progress in 2009 — particularly its overweight position in the beverages segment, where Anheuser-Busch/InBev was a standout. Additionally, security selection in the financials sector helped portfolio performance, as Royal Bank of Scotland did well for the time that it was in the Fund's portfolio (although it proved to be a laggard for the full year). In addition, Bank of Santander (a Spanish bank with significant exposure in Brazil) was a top performer in the financials sector.

On the downside, the portfolio's cash position, which started at 14% and dropped to 2.7% by year-end, hampered the Fund's progress, although most of the portfolio's cash was redeployed in the third quarter. In addition, an underweight position in materials, the best-returning sector of the market for the year, and an underweight stake in metals/mining (during a year in which the value of gold exceeded $1,000 per ounce) proved to be a drag on Fund returns.

American Funds' outlook
Looking back over 2009, our view is that the U.S. government stimulus that was put in place to bolster the economy was successful, although the government will eventually need to back off from its involvement in the economy. At this point, we believe this "unwinding" will not occur until 2011 at the earliest. Ultimately, we feel the government's involvement in the economy will lead to inflation becoming more of a problem over the next few years. Since we generally manage the Fund with a long-term (three- to five-year) perspective, we plan to position accordingly in 2010 to begin to prepare for the more inflationary environment we believe is likely to emerge in the future. Furthermore, our view is that the long-term growth in the market will predominantly come from outside the United States — in particular, from emerging market countries. Our investment bias will, therefore, trend toward emerging market investments wherever appropriate.

21

MML American Funds International Fund – Portfolio Manager Report (Continued)

2009 was a "non-discriminating" year, when stocks of all quality levels advanced — with the equities of highly leveraged companies and small-cap issues leading the way. Towards the end of the year, however, investor sentiment changed somewhat and refocused on the importance of fundamentals. We are confident that our investment research and selection process will position the Fund to face the uncertainties that lie ahead, and we plan to take advantage of compelling opportunities to invest in quality names at value prices throughout 2010.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	100.2%
Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

22

MML American Funds International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI EAFE Index and the MSCI ACWI ex-U.S.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	42.63%	-0.94%
MSCI EAFE Index*	31.78%	-7.42%	+
MSCI ACWI ex-U.S.	41.45%	-5.03%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

*Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index and the MSCI ACWI ex-U.S. are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Conservative Allocation Fund – Portfolio of Investments

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	731,733	$7,105,132
MML Concentrated Growth Fund, Class I (a)	755,187	4,772,779
MML Equity Fund, Initial Class (a)	515,200	8,967,335
MML Equity Income Fund, Initial Class (a)	1,363,103	11,381,913
MML Foreign Fund, Initial Class (a)	251,327	2,249,373
MML Global Fund, Initial Class (a)	614,680	4,646,978
MML Income & Growth Fund, Initial Class (a)	1,760,353	13,765,959
MML Inflation-Protected and Income Fund, Initial Class (a)	2,183,672	22,666,514
MML Managed Bond Fund, Initial Class (a)	6,277,928	78,412,634
MML Mid Cap Growth Fund, Initial Class (a) (b)	483,092	4,613,525
MML Mid Cap Value Fund, Initial Class (a)	800,250	7,082,214
MML Money Market Fund, Initial Class (a)	67,136	67,093
MML Small Cap Equity Fund, Initial Class (a)	603,478	4,568,906
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	319,099	4,620,036
MML Small Company Value Fund, Class II (a)	289,773	4,549,431
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	128,193	4,735,463
Oppenheimer Global Securities Fund, Non-Service Shares (a)	173,029	4,585,271
Oppenheimer International Growth Fund, Non-Service Shares (a)	2,719,930	4,487,884
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	6,456,684	34,220,425
TOTAL MUTUAL FUNDS (Cost $203,732,301)		227,498,865
TOTAL LONG-TERM INVESTMENTS (Cost $203,732,301)		227,498,865
TOTAL INVESTMENTS – 100.1% (Cost $203,732,301) (c)		227,498,865
Other Assets/ (Liabilities) – (0.1)%		(140,930)
NET ASSETS – 100.0%		$227,357,935

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,209,335	$11,742,641
MML Concentrated Growth Fund, Class I (a)	936,488	5,918,607
MML Equity Fund, Initial Class (a)	797,742	13,885,128
MML Equity Income Fund, Initial Class (a)	2,025,761	16,915,101
MML Foreign Fund, Initial Class (a)	311,525	2,788,145
MML Global Fund, Initial Class (a)	761,738	5,758,739
MML Income & Growth Fund, Initial Class (a)	2,544,618	19,898,912
MML Inflation-Protected and Income Fund, Initial Class (a)	2,166,049	22,483,591
MML Managed Bond Fund, Initial Class (a)	6,671,754	83,331,607
MML Mid Cap Growth Fund, Initial Class (a) (b)	897,696	8,572,993
MML Mid Cap Value Fund, Initial Class (a)	991,321	8,773,192
MML Money Market Fund, Initial Class (a)	50,667	50,635
MML Small Cap Equity Fund, Initial Class (a)	1,121,137	8,488,076
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	395,255	5,722,659
MML Small Company Value Fund, Class II (a)	538,107	8,448,283
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	238,296	8,802,668
Oppenheimer Global Securities Fund, Non-Service Shares (a)	321,620	8,522,942
Oppenheimer International Growth Fund, Non-Service Shares (a)	5,055,280	8,341,212
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	6,406,610	33,955,033
TOTAL MUTUAL FUNDS (Cost $246,942,320)		282,400,164
TOTAL LONG-TERM INVESTMENTS (Cost $246,942,320)		282,400,164
TOTAL INVESTMENTS – 100.1% (Cost $246,942,320) (c)		282,400,164
Other Assets/ (Liabilities) – (0.1)%		(160,880)
NET ASSETS – 100.0%		$282,239,284

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	3,928,425	$38,145,005
MML Concentrated Growth Fund, Class I (a)	3,650,862	23,073,451
MML Equity Fund, Initial Class (a)	2,486,549	43,279,717
MML Equity Income Fund, Initial Class (a)	6,138,315	51,254,933
MML Foreign Fund, Initial Class (a)	1,619,241	14,492,206
MML Global Fund, Initial Class (a)	1,979,604	14,965,808
MML Income & Growth Fund, Initial Class (a)	6,610,952	51,697,645
MML Inflation-Protected and Income Fund, Initial Class (a)	4,224,035	43,845,483
MML Managed Bond Fund, Initial Class (a)	14,449,442	180,476,564
MML Mid Cap Growth Fund, Initial Class (a) (b)	3,109,018	29,691,125
MML Mid Cap Value Fund, Initial Class (a)	2,575,847	22,796,243
MML Money Market Fund, Initial Class (a)	137,355	137,267
MML Small Cap Equity Fund, Initial Class (a)	2,911,569	22,043,355
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	1,539,832	22,294,282
MML Small Company Value Fund, Class II (a)	1,862,799	29,245,937
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	825,521	30,494,728
Oppenheimer Global Securities Fund, Non-Service Shares (a)	835,722	22,146,632
Oppenheimer International Growth Fund, Non-Service Shares (a)	17,512,056	28,894,892
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	12,496,195	66,229,836
TOTAL MUTUAL FUNDS (Cost $635,628,191)		735,205,109
TOTAL LONG-TERM INVESTMENTS (Cost $635,628,191)		735,205,109
TOTAL INVESTMENTS – 100.1% (Cost $635,628,191) (c)		735,205,109
Other Assets/ (Liabilities) – (0.1)%		(368,785)
NET ASSETS – 100.0%		$734,836,324

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.0%
Diversified Financial – 100.0%
MML Blue Chip Growth Fund, Initial Class (a)	6,587,287	$63,962,560
MML Concentrated Growth Fund, Class I (a)	5,101,520	32,241,609
MML Equity Fund, Initial Class (a)	4,053,802	70,558,613
MML Equity Income Fund, Initial Class (a)	9,803,903	81,862,588
MML Foreign Fund, Initial Class (a)	2,262,522	20,249,575
MML Global Fund, Initial Class (a)	4,149,203	31,367,977
MML Income & Growth Fund, Initial Class (a)	13,197,032	103,200,794
MML Inflation-Protected and Income Fund, Initial Class (a)	3,934,339	40,838,441
MML Managed Bond Fund, Initial Class (a)	12,907,605	161,218,691
MML Mid Cap Growth Fund, Initial Class (a) (b)	5,429,783	51,854,431
MML Mid Cap Value Fund, Initial Class (a)	5,999,531	53,095,849
MML Money Market Fund, Initial Class (a)	158,820	158,719
MML Small Cap Equity Fund, Initial Class (a)	4,067,372	30,793,885
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	2,868,054	41,524,804
MML Small Company Value Fund, Class II (a)	3,253,184	51,074,988
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	1,441,894	53,263,557
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,167,811	30,946,994
Oppenheimer International Growth Fund, Non-Service Shares (a)	36,709,196	60,570,174
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	9,698,680	51,403,005
TOTAL MUTUAL FUNDS (Cost $874,138,010)		1,030,187,254
TOTAL LONG-TERM INVESTMENTS (Cost $874,138,010)		1,030,187,254
TOTAL INVESTMENTS – 100.0% (Cost $874,138,010) (c)		1,030,187,254
Other Assets/ (Liabilities) – (0.0)%		(501,438)
NET ASSETS – 100.0%		$1,029,685,816

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	364,545	$3,539,737
MML Concentrated Growth Fund, Class I (a)	322,662	2,039,221
MML Equity Fund, Initial Class (a)	219,709	3,824,157
MML Equity Income Fund, Initial Class (a)	523,006	4,367,102
MML Foreign Fund, Initial Class (a)	160,993	1,440,891
MML Global Fund, Initial Class (a)	262,400	1,983,747
MML Income & Growth Fund, Initial Class (a)	751,028	5,873,036
MML Inflation-Protected and Income Fund, Initial Class (a)	93,347	968,943
MML Managed Bond Fund, Initial Class (a)	192,054	2,398,797
MML Mid Cap Growth Fund, Initial Class (a) (b)	360,350	3,441,347
MML Mid Cap Value Fund, Initial Class (a)	341,400	3,021,388
MML Small Cap Equity Fund, Initial Class (a)	192,747	1,459,278
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	169,888	2,459,704
MML Small Company Value Fund, Class II (a)	184,956	2,903,804
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	82,052	3,031,003
Oppenheimer Global Securities Fund, Non-Service Shares (a)	55,388	1,467,793
Oppenheimer International Growth Fund, Non-Service Shares (a)	2,031,270	3,351,596
Oppenheimer Strategic Bond Fund, Non-Service Shares (a)	276,105	1,463,359
TOTAL MUTUAL FUNDS (Cost $43,056,865)		49,034,903
TOTAL LONG-TERM INVESTMENTS (Cost $43,056,865)		49,034,903
TOTAL INVESTMENTS – 100.1% (Cost $43,056,865) (c)		49,034,903
Other Assets/ (Liabilities) – (0.1)%		(37,841)
NET ASSETS – 100.0%		$48,997,062

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
American Funds Blue Chip Income and Growth Fund	7,052,406	$59,028,642
American Funds Bond Fund	7,681,780	79,352,789
American Funds Growth-Income Fund	2,240,263	70,277,039
American Funds International Fund	1,316,502	22,604,342
TOTAL MUTUAL FUNDS (Cost $193,628,877)		231,262,812
TOTAL LONG-TERM INVESTMENTS (Cost $193,628,877)		231,262,812
TOTAL INVESTMENTS – 100.1% (Cost $193,628,877) (a)		231,262,812
Other Assets/ (Liabilities) – (0.1)%		(254,847)
NET ASSETS – 100.0%		$231,007,965

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.2%
Diversified Financial – 100.2%
American Funds Growth Fund	477,366	$22,173,631
TOTAL MUTUAL FUNDS (Cost $17,047,710)		22,173,631
TOTAL LONG-TERM INVESTMENTS (Cost $17,047,710)		22,173,631
TOTAL INVESTMENTS – 100.2% (Cost $17,047,710) (a)		22,173,631
Other Assets/ (Liabilities) – (0.2)%		(43,275)
NET ASSETS – 100.0%		$22,130,356

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.2%
Diversified Financial – 100.2%
American Funds International Fund	1,243,464	$21,350,269
TOTAL MUTUAL FUNDS (Cost $16,114,243)		21,350,269
TOTAL LONG-TERM INVESTMENTS (Cost $16,114,243)		21,350,269
TOTAL INVESTMENTS – 100.2% (Cost $16,114,243) (a)		21,350,269
Other Assets/ (Liabilities) – (0.2)%		(42,744)
NET ASSETS – 100.0%		$21,307,525

Notes to Portfolio of Investments
(a)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

31

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 2) (b)	227,498,865	282,400,164
Total investments	227,498,865	282,400,164
Receivables from:
Investments sold	-	-
Investment adviser (Note 3)	5	-
Fund shares sold	97,060	59,127
Total assets	227,595,930	282,459,291
Liabilities:
Payables for:
Investments purchased	81,227	50,523
Fund shares repurchased	14,789	7,560
Trustees' fees and expenses (Note 3)	7,694	10,841
Affiliates (Note 3):
Investment management fees	19,172	23,642
Administration fees	-	-
Service fees	83,782	95,107
Accrued expense and other liabilities	31,331	32,334
Total liabilities	237,995	220,007
Net assets	$227,357,935	$282,239,284
Net assets consist of:
Paid-in capital	$202,503,601	$257,284,333
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	3,690,114	4,162,389
Accumulated net realized gain (loss) on investments	(2,602,344)	(14,665,282)
Net unrealized appreciation (depreciation) on investments	23,766,564	35,457,844
Net assets	$227,357,935	$282,239,284

(a) Cost of investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$203,732,301	$246,942,320

The accompanying notes are an integral part of the financial statements.

32

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$231,262,812	$22,173,631	$21,350,269
735,205,109	1,030,187,254	49,034,903	-	-	-
735,205,109	1,030,187,254	49,034,903	231,262,812	22,173,631	21,350,269

-	8,545	-	-	394,680	584,806
-	-	4,745	7,979	4,312	4,335
90,552	90,457	8,894	418,870	6,330	4,118
735,295,661	1,030,286,256	49,048,542	231,689,661	22,578,953	21,943,528

70,398	-	7,347	414,406	-	-
19,111	97,958	507	3,999	400,930	588,844
29,880	41,776	2,311	6,950	620	621

61,428	86,087	4,071	38,824	2,777	2,703
-	-	-	48,530	4,628	4,505
238,843	330,575	8,498	138,410	13,023	12,710
39,677	44,044	28,746	30,577	26,619	26,620
459,337	600,440	51,480	681,696	448,597	636,003
$734,836,324	$1,029,685,816	$48,997,062	$231,007,965	$22,130,356	$21,307,525

$667,837,188	$945,113,914	$48,106,204	$188,234,170	$16,959,753	$15,625,048
10,880,970	12,430,188	567,545	3,730,139	56,130	211,146
(43,458,752)	(83,907,530)	(5,654,725)	1,409,721	(11,448)	235,305
99,576,918	156,049,244	5,978,038	37,633,935	5,125,921	5,236,026
$734,836,324	$1,029,685,816	$48,997,062	$231,007,965	$22,130,356	$21,307,525

$-	$-	$-	$193,628,877	$17,047,710	$16,114,243
$635,628,191	$874,138,010	$43,056,865	$-	$-	$-

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$83,809,587	$120,939,748
Shares outstanding (a)	8,539,805	12,995,034
Net asset value, offering price and redemption price per share	$9.81	$9.31
Service Class shares:
Net assets	$143,548,348	$161,299,536
Shares outstanding (a)	14,675,157	17,377,272
Net asset value, offering price and redemption price per share	$9.78	$9.28
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$331,627,665	$470,601,398	$33,930,929	$-	$-	$-
36,532,628	54,757,025	4,139,691	-	-	-
$9.08	$8.59	$8.20	$-	$-	$-

$403,208,659	$559,084,418	$15,066,133	$-	$-	$-
44,551,333	65,233,632	1,845,288	-	-	-
$9.05	$8.57	$8.16	$-	$-	$-

$-	$-	$-	$231,007,965	$22,130,356	$21,307,525
-	-	-	24,161,560	2,516,073	2,176,704
$-	$-	$-	$9.56	$8.80	$9.79

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$1,003	$1,441
Dividends - affiliated issuers (Note 7)	3,709,163	4,259,090
Total investment income	3,710,166	4,260,531
Expenses (Note 3):
Investment management fees	160,532	212,254
Custody fees	13,660	13,326
Audit fees	28,264	28,268
Legal fees	4,391	5,833
Proxy fees	702	702
Shareholder reporting fees	10,446	12,449
Trustees' fees	15,446	21,803
	233,441	294,635
Administration fees:
Service Class I	-	-
Service fees:
Service Class	225,004	276,964
Service Class I	-	-
Total expenses	458,445	571,599
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-
Service Class fees waived by advisor	-	-
Service Class I fees waived by advisor	-	-
Net expenses	458,445	571,599
Net investment income (loss)	3,251,721	3,688,932
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	14,981	22,113
Investment transactions - affiliated issuers	(1,795,217)	(13,088,836)
Realized gain distributions - unaffiliated issuers	-	-
Realized gain distributions - affiliated issuers (Note 7)	597,050	672,824
Net realized gain (loss)	(1,183,186)	(12,393,899)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	32,142,579	57,697,293
Net change in unrealized appreciation (depreciation)	32,142,579	57,697,293
Net realized gain (loss) and change in unrealized appreciation (depreciation)	30,959,393	45,303,394
Net increase (decrease) in net assets resulting from operations	$34,211,114	$48,992,326

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$5,469	$9,200	$213	$4,943,041	$157,308	$310,753
10,901,994	13,375,940	593,252	-	-	-
10,907,463	13,385,140	593,465	4,943,041	157,308	310,753

571,604	785,859	38,399	323,302	21,670	21,334
13,755	13,705	13,679	6,850	1,209	1,223
28,339	28,369	28,223	28,275	28,226	28,225
15,623	21,698	1,090	54,528	1,401	1,495
702	702	701	702	702	702
25,869	33,497	6,068	16,450	3,685	3,661
60,166	83,290	4,451	13,326	1,169	1,170
716,058	967,120	92,611	443,433	58,062	57,810

-	-	-	404,127	36,117	35,556

721,238	971,176	25,331	-	-	-
-	-	-	404,127	36,117	35,556
1,437,296	1,938,296	117,942	1,251,687	130,296	128,922

-	-	(11,531)	-	-	-
-	-	(4,282)	-	-	-
-	-	-	(39,305)	(29,168)	(29,364)
1,437,296	1,938,296	102,129	1,212,382	101,128	99,558
9,470,167	11,446,844	491,336	3,730,659	56,180	211,195

82,656	136,503	3,221	1,373,379	51,156	231,849
(39,762,221)	(80,384,722)	(5,150,050)	-	-	-
-	-	-	97,439	-	77,404
2,073,347	2,703,663	149,704	-	-	-
(37,606,218)	(77,544,556)	(4,997,125)	1,470,818	51,156	309,253

171,532,071	289,878,914	16,773,725	38,813,208	5,241,052	5,199,420
171,532,071	289,878,914	16,773,725	38,813,208	5,241,052	5,199,420
133,925,853	212,334,358	11,776,600	40,284,026	5,292,208	5,508,673
$143,396,020	$223,781,202	$12,267,936	$44,014,685	$5,348,388	$5,719,868

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,251,721	$1,010,710
Net realized gain (loss) on investment transactions	(1,183,186)	(822,911)
Net change in unrealized appreciation (depreciation) on investments	32,142,579	(8,376,464)
Net increase (decrease) in net assets resulting from operations	34,211,114	(8,188,665)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(440,055)	(4)
Service Class *	(585,099)	(0)†
Total distributions from net investment income	(1,025,154)	(4)
From net realized gains:
Initial Class	(60,928)	(1,144)
Service Class *	(82,478)	(3)
Total distributions from net realized gains	(143,406)	(1,147)
Net fund share transactions (Note 5):
Initial Class	16,592,868	61,606,233
Service Class *	86,452,720	37,698,794
Increase (decrease) in net assets from fund share transactions	103,045,588	99,305,027
Total increase (decrease) in net assets	136,088,142	91,115,211
Net assets
Beginning of year	91,269,793	154,582
End of year	$227,357,935	$91,269,793
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,690,114	$1,023,850

†	Amount is less than $0.50.
*	Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

38

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$3,688,932	$1,401,002	$9,470,167	$3,552,997	$11,446,844	$3,079,082
(12,393,899)	(1,558,383)	(37,606,218)	(3,695,991)	(77,544,556)	(4,091,712)
57,697,293	(22,239,085)	171,532,071	(71,954,104)	289,878,914	(133,827,837)
48,992,326	(22,396,466)	143,396,020	(72,097,098)	223,781,202	(134,840,467)

(651,524)	-	(1,734,059)	-	(1,572,165)	-
(778,602)	-	(1,905,319)	-	(1,654,924)	-
(1,430,126)	-	(3,639,378)	-	(3,227,089)	-

(94,907)	(1,504)	(310,541)	(1,740)	(546,541)	(2,157)
(115,508)	(2)	(348,797)	(1)	(593,326)	(1)
(210,415)	(1,506)	(659,338)	(1,741)	(1,139,867)	(2,158)

11,054,596	111,190,822	15,015,228	325,397,547	11,674,517	490,160,771
85,964,149	48,921,533	182,266,054	145,005,005	259,601,068	183,524,175
97,018,745	160,112,355	197,281,282	470,402,552	271,275,585	673,684,946
144,370,530	137,714,383	336,378,586	398,303,713	490,689,831	538,842,321

137,868,754	154,371	398,457,738	154,025	538,995,985	153,664
$282,239,284	$137,868,754	$734,836,324	$398,457,738	$1,029,685,816	$538,995,985
$4,162,389	$1,427,794	$10,880,970	$3,632,522	$12,430,188	$3,227,041

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$491,336	$86,628
Net realized gain (loss) on investment transactions	(4,997,125)	(438,050)
Net change in unrealized appreciation (depreciation) on investments	16,773,725	(10,793,194)
Net increase (decrease) in net assets resulting from operations	12,267,936	(11,144,616)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(73,956)	-
Service Class *	(27,035)	-
Service Class I	-	-
Total distributions from net investment income	(100,991)	-
From net realized gains:
Initial Class	(93,482)	(2,396)
Service Class *	(35,493)	(8)
Total distributions from net realized gains	(128,975)	(2,404)
Net fund share transactions (Note 5):
Initial Class	1,024,449	35,507,397
Service Class *	7,504,641	3,916,329
Service Class I	-	-
Increase (decrease) in net assets from fund share transactions	8,529,090	39,423,726
Total increase (decrease) in net assets	20,567,060	28,276,706
Net assets
Beginning of year	28,430,002	153,296
End of year	$48,997,062	$28,430,002
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$567,545	$99,528

*	Service Class shares commenced operations on August 15, 2008.
**	Fund commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

40

MML American Funds Core Allocation Fund		MML American Funds Growth Fund		MML American Funds International Fund
Year Ended December 31, 2009	Period Ended December 31, 2008*	Year Ended December 31, 2009	Period Ended December 31, 2008*	Year Ended December 31, 2009	Period Ended December 31, 2008*

$3,730,659	$1,842,366	$56,180	$63,462	$211,195	$140,654
1,470,818	(61,097)	51,156	(62,604)	309,253	(73,948)
38,813,208	(1,179,273)	5,241,052	(115,131)	5,199,420	36,606
44,014,685	601,996	5,348,388	(114,273)	5,719,868	103,312

-	-	-	-	-	-
-	-	-	-	-	-
(1,842,885)	-	(63,512)	-	(140,703)	-
(1,842,885)	-	(63,512)	-	(140,703)	-

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
120,962,490	67,271,679	10,765,687	6,194,066	9,318,714	6,306,334
120,962,490	67,271,679	10,765,687	6,194,066	9,318,714	6,306,334
163,134,290	67,873,675	16,050,563	6,079,793	14,897,879	6,409,646

67,873,675	-	6,079,793	-	6,409,646	-
$231,007,965	$67,873,675	$22,130,356	$6,079,793	$21,307,525	$6,409,646
$3,730,139	$1,842,366	$56,130	$63,462	$211,146	$140,654

41

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Conservative Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$8.15	$10.11		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.28		0.13
Net realized and unrealized gain (loss) on investments	1.53	(2.24)		0.18
Total income (loss) from investment operations	1.72	(1.96)		0.31
Less distributions to shareholders:
From net investment income	(0.05)	(0.00	) †	(0.20)
From net realized gains	(0.01)	(0.00	) †	-
Total distributions	(0.06)	(0.00	) †	(0.20)
Net asset value, end of period	$9.81	$8.15		$10.11
Total Return ^^	21.15%	(19.38%	)	3.09%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$83,810	$52,819		$155
Ratio of expenses to average daily net assets: !
Before expense waiver	0.15%	0.27%		61.88%	*
After expense waiver	N/A	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	2.11%	3.06%		3.81%	*
Portfolio turnover rate !!	47%	37%		0%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$8.14	$9.79
Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.05
Net realized and unrealized gain (loss) on investments	1.52	(1.70)
Total income (loss) from investment operations	1.70	(1.65)
Less distributions to shareholders:
From net investment income	(0.05)	(0.00	) †
From net realized gains	(0.01)	(0.00	) †
Total distributions	(0.06)	(0.00	) †
Net asset value, end of period	$9.78	$8.14
Total Return ^^	20.91%	(16.85%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$143,548	$38,451
Ratio of expenses to average daily net assets: !
Before expense waiver	0.40%	0.49%	*
After expense waiver	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	1.96%	1.62%	*
Portfolio turnover rate !!	47%	37%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
++ For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Balanced Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$7.59	$10.08		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.21		0.11
Net realized and unrealized gain (loss) on investments	1.63	(2.70)		0.19
Total income (loss) from investment operations	1.78	(2.49)		0.30
Less distributions to shareholders:
From net investment income	(0.05)	-		(0.22)
From net realized gains	(0.01)	(0.00	) †	-
Total distributions	(0.06)	(0.00	) †	(0.22)
Net asset value, end of period	$9.31	$7.59		$10.08
Total Return ^^	23.50%	(24.70%	)	2.96%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$120,940	$88,583		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.14%	0.20%		61.68%	*
After expense waiver	N/A	0.20%	##	0.20%	*#
Net investment income (loss) to average daily net assets	1.83%	2.43%		3.23%	*
Portfolio turnover rate !!	42%	21%		0%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.59	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.02
Net realized and unrealized gain (loss) on investments	1.61	(2.03)
Total income (loss) from investment operations	1.75	(2.01)
Less distributions to shareholders:
From net investment income	(0.05)	-
From net realized gains	(0.01)	(0.00	) †
Total distributions	(0.06)	(0.00	) †
Net asset value, end of period	$9.28	$7.59
Total Return ^^	23.09%	(20.94%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$161,300	$49,286
Ratio of expenses to average daily net assets: !
Before expense waiver	0.39%	0.47%	*
After expense waiver	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	1.65%	0.87%	*
Portfolio turnover rate !!	42%	21%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
++ For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Moderate Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$7.26	$10.04		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.18		0.11
Net realized and unrealized gain (loss) on investments	1.74	(2.96)		0.15
Total income (loss) from investment operations	1.88	(2.78)		0.26
Less distributions to shareholders:
From net investment income	(0.05)	-		(0.22)
From net realized gains	(0.01)	(0.00	) †	-
Total distributions	(0.06)	(0.00	) †	(0.22)
Net asset value, end of period	$9.08	$7.26		$10.04
Total Return ^^	25.90%	(27.69%	)	2.63%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$331,628	$251,682		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.13%	0.14%		61.59%	*
After expense waiver	N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	1.77%	2.09%		3.05%	*
Portfolio turnover rate !!	39%	18%		0%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.26	$9.44
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.02
Net realized and unrealized gain (loss) on investments	1.73	(2.20)
Total income (loss) from investment operations	1.85	(2.18)
Less distributions to shareholders:
From net investment income	(0.05)	-
From net realized gains	(0.01)	(0.00	) †
Total distributions	(0.06)	(0.00	) †
Net asset value, end of period	$9.05	$7.26
Total Return ^^	25.48%	(23.09%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$403,209	$146,775
Ratio of expenses to average daily net assets: !
Before expense waiver	0.38%	0.39%	*
After expense waiver	N/A	N/A
Net investment income (loss) to average daily net assets	1.54%	0.86%	*
Portfolio turnover rate !!	39%	18%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
++ For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$6.66	$10.02		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.10		0.08
Net realized and unrealized gain (loss) on investments	1.85	(3.46)		0.17
Total income (loss) from investment operations	1.97	(3.36)		0.25
Less distributions to shareholders:
From net investment income	(0.03)	-		(0.23)
From net realized gains	(0.01)	(0.00	) †	-
Total distributions	(0.04)	(0.00	) †	(0.23)
Net asset value, end of period	$8.59	$6.66		$10.02
Total Return ^^	29.61%	(33.53%	)	2.45%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$470,601	$354,595		$154
Ratio of expenses to average daily net assets: !
Before expense waiver	0.12%	0.13%		61.40%	*
After expense waiver	N/A	N/A		0.20%	*#
Net investment income (loss) to average daily net assets	1.57%	1.24%		2.44%	*
Portfolio turnover rate !!	40%	14%		0%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.66	$9.20
Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.85	(2.55)
Total income (loss) from investment operations	1.95	(2.54)
Less distributions to shareholders:
From net investment income	(0.03)	-
From net realized gains	(0.01)	(0.00	) †
Total distributions	(0.04)	(0.00	) †
Net asset value, end of period	$8.57	$6.66
Total Return ^^	29.29%	(27.61%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$559,084	$184,401
Ratio of expenses to average daily net assets: !
Before expense waiver	0.37%	0.39%	*
After expense waiver	N/A	N/A
Net investment income (loss) to average daily net assets	1.34%	0.24%	*
Portfolio turnover rate !!	40%	14%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
++ For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Aggressive Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Period Ended 12/31/07++
Net asset value, beginning of period	$6.15	$9.99		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.04		0.06
Net realized and unrealized gain (loss) on investments	2.00	(3.88)		0.16
Total income (loss) from investment operations	2.09	(3.84)		0.22
Less distributions to shareholders:
From net investment income	(0.02)	-		(0.23)
From net realized gains	(0.02)	(0.00	) †	-
Total distributions	(0.04)	(0.00	) †	(0.23)
Net asset value, end of period	$8.20	$6.15		$9.99
Total Return ^^	34.04%	(38.43%	)	2.15%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$33,931	$24,477		$153
Ratio of expenses to average daily net assets: !
Before expense waiver	0.24%	0.40%		61.22%	*
After expense waiver	0.20% #	0.20%	#	0.20%	*#
Net investment income (loss) to average daily net assets	1.34%	0.46%		1.85%	*
Portfolio turnover rate !!	38%	18%		0%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.14	$8.98
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	1.98	(2.83)
Total income (loss) from investment operations	2.06	(2.84)
Less distributions to shareholders:
From net investment income	(0.02)	-
From net realized gains	(0.02)	(0.00	) †
Total distributions	(0.04)	(0.00	) †
Net asset value, end of period	$8.16	$6.14
Total Return ^^	33.60%	(31.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15,066	$3,953
Ratio of expenses to average daily net assets: !
Before expense waiver	0.49%	0.63%	*
After expense waiver	0.45% #	0.45%	*#
Net investment income (loss) to average daily net assets	1.11%	(0.27%	) *
Portfolio turnover rate !!	38%	18%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
++ For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.
! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$7.75	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.72
Net realized and unrealized gain (loss) on investments	1.69	(2.97)
Total income (loss) from investment operations	1.89	(2.25)
Less distributions to shareholders:
From net investment income	(0.08)	-
Total distributions	(0.08)	-
Net asset value, end of period	$9.56	$7.75
Total Return ^^	24.52%	(22.50%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$231,008	$67,874
Ratio of expenses to average daily net assets: !
Before expense waiver	0.77%	1.85%	*
After expense waiver	0.75% #	0.75%	*#
Net investment income (loss) to average daily net assets	2.31%	25.06%	*
Portfolio turnover rate !!	10%	1%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

! Expenses of the underlying funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!! Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Growth Fund

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$6.36	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.22
Net realized and unrealized gain (loss) on investments	2.44	(3.86)
Total income (loss) from investment operations	2.47	(3.64)
Less distributions to shareholders:
From net investment income	(0.03)	-
Total distributions	(0.03)	-
Net asset value, end of period	$8.80	$6.36
Total Return ^^	38.86%	(36.40%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$22,130	$6,080
Ratio of expenses to average daily net assets: !
Before expense waiver	0.90%	13.92%	*
After expense waiver	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	0.39%	9.23%	*
Portfolio turnover rate !!	9%	5%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

! Expenses of the Master Fund are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!! Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds International Fund

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+
Net asset value, beginning of period	$6.92	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.51
Net realized and unrealized gain (loss) on investments	2.82	(3.59)
Total income (loss) from investment operations	2.94	(3.08)
Less distributions to shareholders:
From net investment income	(0.07)	-
Total distributions	(0.07)	-
Net asset value, end of period	$9.79	$6.92
Total Return ^^	42.63%	(30.80%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$21,308	$6,410
Ratio of expenses to average daily net assets: !
Before expense waiver	0.91%	13.59%	*
After expense waiver	0.70% #	0.70%	*#
Net investment income (loss) to average daily net assets	1.48%	19.94%	*
Portfolio turnover rate !!	12%	7%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

! Expenses of the Master Fund are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!! Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

Notes to Financial Statements

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are eight series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Conservative Allocation Fund ("Conservative Allocation Fund"), MML Balanced Allocation Fund ("Balanced Allocation Fund"), MML Moderate Allocation Fund ("Moderate Allocation Fund"), MML Growth Allocation Fund ("Growth Allocation Fund"), MML Aggressive Allocation Fund ("Aggressive Allocation Fund"), MML American Funds Core Allocation Fund ("American Funds Core Allocation Fund"), MML American Funds Growth Fund ("American Funds Growth Fund"), and MML American Funds International Fund ("American Funds International Fund").

The American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund commenced operations on August 15, 2008.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the "Allocation Funds") invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II, Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, and non-affiliated funds are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder's interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company. American Funds Growth Fund and American Funds International Fund (each a "Feeder Fund", collectively the "Feeder Funds") invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a "Master Fund," collectively the "Master Funds"). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds' financial statements. As of December 31, 2009, the American Funds Growth Fund and American Funds International Fund owned 0.09% and 0.23% of the Growth and International Master Funds, respectively.

Each Fund, other than the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, offers the following two classes of shares: Initial Class and Service

50

Notes to Financial Statements (Continued)

Class shares. The American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund offer one class of shares: Service Class I shares. Service Class shares and Service Class I shares commenced operations on August 15, 2008. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign

51

Notes to Financial Statements (Continued)

markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

All Funds had long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, as of December 31, 2009.

52

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Indirect Expenses

The Funds incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2009, these expenses were as follows, based upon each Fund's average daily net assets:

Indirect Operating Expenses
Conservative Allocation Fund	0.63%
Balanced Allocation Fund	0.67%
Moderate Allocation Fund	0.70%
Growth Allocation Fund	0.75%
Aggressive Allocation Fund	0.81%
American Funds Core Allocation Fund	0.41%
American Funds Growth Fund	0.36%
American Funds International Fund	0.55%

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized

53

Notes to Financial Statements (Continued)

capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Conservative Allocation Fund	0.10%	Aggressive Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%
Moderate Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Growth Allocation Fund	0.10%	American Funds International Fund	0.15%

Administration Fees

For the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Core Allocation Fund	0.25%
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

54

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds through May 2, 2010 (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), based upon each Fund's average daily net assets, as follows:

Conservative Allocation Fund^^		Growth Allocation Fund^^
Initial Class	0.20%	Initial Class	0.20%
Service Class	0.45%	Service Class	0.45%
Balanced Allocation Fund^^		Aggressive Allocation Fund^^
Initial Class	0.20%	Initial Class	0.20%
Service Class	0.45%	Service Class	0.45%
Moderate Allocation Fund^^		American Funds Core Allocation Fund^^	0.75%
Initial Class	0.20%	American Funds Growth Fund^	0.70%
Service Class	0.45%	American Funds International Fund^	0.70%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

^ Expense cap excludes Master Fund fees and expenses.
^^ Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$180,864,281	$-	$75,041,636
Balanced Allocation Fund	-	187,800,425	-	87,960,443
Moderate Allocation Fund	-	428,234,495	-	223,459,345
Growth Allocation Fund	-	596,060,779	-	314,640,627
Aggressive Allocation Fund	-	23,473,139	-	14,520,385
American Funds Core Allocation Fund	-	139,564,972	-	16,376,630
American Funds Growth Fund	-	12,172,472	-	1,340,133
American Funds International Fund	-	11,236,126	-	1,696,158

55

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	4,068,117	$34,653,159	7,958,581	$75,250,754
Issued as reinvestment of dividends	53,869	500,983	117	1,149
Redeemed	(2,065,952)	(18,561,274)	(1,490,223)	(13,645,670)
Net increase (decrease)	2,056,034	$16,592,868	6,468,475	$61,606,233
Conservative Allocation Fund Service Class*
Sold	11,176,989	$97,578,744	4,783,762	$38,171,073
Issued as reinvestment of dividends	71,937	667,577	- +	3
Redeemed	(1,298,330)	(11,793,601)	(59,201)	(472,282)
Net increase (decrease)	9,950,596	$86,452,720	4,724,561	$37,698,794
Balanced Allocation Fund Initial Class
Sold	2,755,854	$22,826,549	12,840,812	$121,550,834
Issued as reinvestment of dividends	85,015	746,431	156	1,504
Redeemed	(1,520,617)	(12,518,384)	(1,181,507)	(10,361,516)
Net increase (decrease)	1,320,252	$11,054,596	11,659,461	$111,190,822
Balanced Allocation Fund Service Class*
Sold	11,491,581	$91,151,113	6,510,353	$49,018,020
Issued as reinvestment of dividends	102,067	894,111	- +	2
Redeemed	(713,174)	(6,081,075)	(13,555)	(96,489)
Net increase (decrease)	10,880,474	$85,964,149	6,496,798	$48,921,533
Moderate Allocation Fund Initial Class
Sold	4,921,477	$38,992,944	35,999,869	$336,634,207
Issued as reinvestment of dividends	240,258	2,044,599	184	1,740
Redeemed	(3,292,868)	(26,022,315)	(1,351,626)	(11,238,400)
Net increase (decrease)	1,868,867	$15,015,228	34,648,427	$325,397,547
Moderate Allocation Fund Service Class*
Sold	26,769,575	$202,976,229	20,357,455	$145,932,433
Issued as reinvestment of dividends	265,502	2,254,116	- +	1
Redeemed	(2,710,904)	(22,964,291)	(130,295)	(927,429)
Net increase (decrease)	24,324,173	$182,266,054	20,227,160	$145,005,005
Growth Allocation Fund Initial Class
Sold	5,369,261	$39,792,900	54,699,995	$501,919,743
Issued as reinvestment of dividends	265,170	2,118,708	235	2,157
Redeemed	(4,134,189)	(30,237,091)	(1,458,784)	(11,761,129)
Net increase (decrease)	1,500,242	$11,674,517	53,241,446	$490,160,771
Growth Allocation Fund Service Class*
Sold	39,214,962	$272,922,097	27,726,524	$183,679,355
Issued as reinvestment of dividends	281,735	2,248,248	- +	1
Redeemed	(1,967,542)	(15,569,277)	(22,047)	(155,181)
Net increase (decrease)	37,529,155	$259,601,068	27,704,477	$183,524,175
Aggressive Allocation Fund Initial Class
Sold	507,428	$3,537,373	4,235,589	$37,812,789
Issued as reinvestment of dividends	22,177	167,438	267	2,396
Redeemed	(368,978)	(2,680,362)	(272,130)	(2,307,788)
Net increase (decrease)	160,627	$1,024,449	3,963,726	$35,507,397

56

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Aggressive Allocation Fund Service Class*
Sold	1,308,234	$8,168,607	659,414	$4,017,427
Issued as reinvestment of dividends	8,304	62,527	1	8
Redeemed	(114,862)	(726,493)	(15,803)	(101,106)
Net increase (decrease)	1,201,676	$7,504,641	643,612	$3,916,329
American Funds Core Allocation Fund Service Class I**
Sold	16,641,191	$131,873,715	8,776,525	$67,394,040
Issued as reinvestment of dividends	206,139	1,842,885	-	-
Redeemed	(1,446,034)	(12,754,110)	(16,261)	(122,361)
Net increase (decrease)	15,401,296	$120,962,490	8,760,264	$67,271,679
American Funds Growth Fund Service Class I**
Sold	1,822,448	$12,797,555	962,569	$6,233,781
Issued as reinvestment of dividends	7,949	63,512	-	-
Redeemed	(270,438)	(2,095,380)	(6,455)	(39,715)
Net increase (decrease)	1,559,959	$10,765,687	956,114	$6,194,066
American Funds International Fund Service Class I**
Sold	1,483,639	$11,380,441	939,832	$6,401,985
Issued as reinvestment of dividends	15,721	140,703	-	-
Redeemed	(248,657)	(2,202,430)	(13,831)	(95,651)
Net increase (decrease)	1,250,703	$9,318,714	926,001	$6,306,334

*Service Class shares commenced operations on August 15, 2008.

**Fund commenced operations on August 15, 2008.

+Amount rounds to less than 0.5 share.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$205,944,238	$21,554,627	$-	$21,554,627
Balanced Allocation Fund	251,842,551	30,557,613	-	30,557,613
Moderate Allocation Fund	647,445,997	87,759,112	-	87,759,112
Growth Allocation Fund	891,786,358	138,400,896	-	138,400,896
Aggressive Allocation Fund	44,444,811	4,760,855	(170,763)	4,590,092
American Funds Core Allocation Fund	194,254,812	37,008,000	-	37,008,000
American Funds Growth Fund	17,208,149	4,965,482	-	4,965,482
American Funds International Fund	16,240,009	5,110,260	-	5,110,260

57

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

Expiring 2017
Conservative Allocation Fund	$390,407
Balanced Allocation Fund	9,765,052
Moderate Allocation Fund	31,640,946
Growth Allocation Fund	66,259,182
Aggressive Allocation Fund	4,266,778

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$1,052,280	$116,280	$-
Balanced Allocation Fund	1,435,833	204,708	-
Moderate Allocation Fund	3,695,558	603,158	-
Growth Allocation Fund	3,236,265	1,130,691	-
Aggressive Allocation Fund	118,245	111,721	-
American Funds Core Allocation Fund	1,842,885	-	-
American Funds Growth Fund	63,512	-	-
American Funds International Fund	140,703	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$4	$1,147	$-
Balanced Allocation Fund	-	1,506	-
Moderate Allocation Fund	-	1,741	-
Growth Allocation Fund	-	2,158	-
Aggressive Allocation Fund	-	2,404	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

58

Notes to Financial Statements (Continued)

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$3,697,732	$(390,407)	$(7,618)	$21,554,627
Balanced Allocation Fund	4,173,155	(9,765,052)	(10,765)	30,557,613
Moderate Allocation Fund	10,910,649	(31,640,946)	(29,679)	87,759,112
Growth Allocation Fund	12,471,712	(66,259,182)	(41,524)	138,400,896
Aggressive Allocation Fund	569,846	(4,266,778)	(2,302)	4,590,092
American Funds Core Allocation Fund	5,366,087	406,582	(6,874)	37,008,000
American Funds Growth Fund	94,242	111,493	(614)	4,965,482
American Funds International Fund	306,728	266,103	(614)	5,110,260

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss	)
Conservative Allocation Fund	$-	$(439,697)	$439,697
Balanced Allocation Fund	-	(475,789)	475,789
Moderate Allocation Fund	1	(1,417,660)	1,417,659
Growth Allocation Fund	-	(983,392)	983,392
Aggressive Allocation Fund	1	(77,673)	77,672
American Funds Core Allocation Fund	1	-	(1)

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Investment in Affiliated Issuers

A summary of the Funds' transactions in the securities of affiliated issuers during the year ended December 31, 2009, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,368,103	1,003,822	1,640,192	731,733	$7,105,132	$8,473	$-	$129,689
MML Concentrated Growth Fund, Class I	-	818,295	63,108	755,187	4,772,779	14,508	-	49,192
MML Equity Fund, Initial Class	487,414	443,781	415,995	515,200	8,967,335	188,758	-	(636,452)
MML Equity Income Fund, Initial Class	970,528	1,017,076	624,501	1,363,103	11,381,913	214,600	-	(988,973)

59

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund (Continued)
MML Foreign Fund, Initial Class	-	275,965	24,638	251,327	$2,249,373	$41,515	$-	$30,657
MML Global Fund, Initial Class	-	671,512	56,832	614,680	4,646,978	36,001	-	65,321
MML Income & Growth Fund, Initial Class	-	1,880,058	119,705	1,760,353	13,765,959	93,991	-	141,481
MML Inflation-Protected and Income Fund, Initial Class	1,844,789	1,794,410	1,455,527	2,183,672	22,666,514	410,909	-	(100,965)
MML Managed Bond Fund, Initial Class	1,843,356	4,793,745	359,173	6,277,928	78,412,634	2,271,044	363,084	68,030
MML Mid Cap Growth Fund, Initial Class	447,406	406,709	371,023	483,092	4,613,525	-	-	(2,959)
MML Mid Cap Value Fund, Initial Class	277,856	616,093	93,699	800,250	7,082,214	115,016	-	(64,048)
MML Money Market Fund, Initial Class	-	11,038,725	10,971,589	67,136	67,093	-	-	581
MML Small Cap Equity Fund, Initial Class	548,366	485,330	430,218	603,478	4,568,906	17,482	-	(64,181)
MML Small Cap Growth Equity Fund, Initial Class	-	352,975	33,876	319,099	4,620,036	-	-	71,377
MML Small Company Value Fund, Class II	-	322,948	33,175	289,773	4,549,431	9,977	107,642	96,947
Oppenheimer Capital Appreciation Fund, Non-Service Shares	-	137,265	9,072	128,193	4,735,463	-	-	39,569
Oppenheimer Global Securities Fund, Non-Service Shares	192,387	183,442	202,800	173,029	4,585,271	118,442	112,934	(254,892)
Oppenheimer International Growth Fund, Non-Service Shares	3,206,078	2,771,079	3,257,227	2,719,930	4,487,884	79,604	-	(158,424)
Oppenheimer Strategic Bond Fund, Non-Service Shares	2,976,558	3,953,302	473,176	6,456,684	34,220,425	88,843	13,390	(217,167)
					$227,498,865	$3,709,163	$597,050	$(1,795,217)

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,848,430	926,121	1,565,216	1,209,335	$11,742,641	$14,842	$-	$(1,698,601)
MML Concentrated Growth Fund, Class I	952,713	523,307	539,532	936,488	5,918,607	19,166	-	(2,343,746)
MML Equity Fund, Initial Class	836,101	484,555	522,914	797,742	13,885,128	311,147	-	(2,355,426)
MML Equity Income Fund, Initial Class	1,875,893	1,177,024	1,027,156	2,025,761	16,915,101	340,451	-	(2,603,492)
MML Foreign Fund, Initial Class	-	328,876	17,351	311,525	2,788,145	54,715	-	21,088
MML Global Fund, Initial Class	-	799,782	38,044	761,738	5,758,739	47,445	-	44,143
MML Income & Growth Fund, Initial Class	-	2,606,265	61,647	2,544,618	19,898,912	144,530	-	107,107
MML Inflation-Protected and Income Fund, Initial Class	2,762,788	1,641,093	2,237,832	2,166,049	22,483,591	412,092	-	(616,700)
MML Managed Bond Fund, Initial Class	1,657,199	5,099,449	84,894	6,671,754	83,331,607	2,259,311	294,990	23,586
MML Mid Cap Growth Fund, Initial Class	671,697	406,169	180,170	897,696	8,572,993	-	-	(391,541)
MML Mid Cap Value Fund, Initial Class	625,830	457,997	92,506	991,321	8,773,192	152,049	-	(68,098)
MML Money Market Fund, Initial Class	-	13,357,819	13,307,152	50,667	50,635	-	-	733
MML Small Cap Equity Fund, Initial Class	823,962	489,817	192,642	1,121,137	8,488,076	33,516	-	(328,365)
MML Small Cap Growth Equity Fund, Initial Class	-	420,437	25,182	395,255	5,722,659	-	-	57,649
MML Small Company Value Fund, Class II	-	577,539	39,432	538,107	8,448,283	18,469	199,253	129,774
Oppenheimer Capital Appreciation Fund, Non-Service Shares	165,242	98,637	25,583	238,296	8,802,668	17,919	-	(23,084)
Oppenheimer Global Securities Fund, Non-Service Shares	288,927	192,364	159,671	321,620	8,522,942	167,485	159,695	(1,165,582)
Oppenheimer International Growth Fund, Non-Service Shares	6,015,167	3,414,181	4,374,068	5,055,280	8,341,212	140,649	-	(1,271,947)
Oppenheimer Strategic Bond Fund, Non-Service Shares	4,455,668	2,951,127	1,000,185	6,406,610	33,955,033	125,304	18,886	(606,334)
					$282,400,164	$4,259,090	$672,824	$(13,088,836)

60

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	5,884,091	2,228,191	4,183,857	3,928,425	$38,145,005	$49,589	$-	$(6,899,245)
MML Concentrated Growth Fund, Class I	3,611,295	1,510,117	1,470,550	3,650,862	23,073,451	76,882	-	(6,802,542)
MML Equity Fund, Initial Class	2,395,838	1,080,927	990,216	2,486,549	43,279,717	998,073	-	(5,730,246)
MML Equity Income Fund, Initial Class	5,970,364	2,812,609	2,644,658	6,138,315	51,254,933	1,062,313	-	(7,052,912)
MML Foreign Fund, Initial Class	-	1,718,390	99,149	1,619,241	14,492,206	292,683	-	126,381
MML Global Fund, Initial Class	-	2,089,857	110,253	1,979,604	14,965,808	126,921	-	125,151
MML Income & Growth Fund, Initial Class	-	6,810,782	199,830	6,610,952	51,697,645	387,105	-	356,655
MML Inflation-Protected and Income Fund, Initial Class	5,918,451	2,725,155	4,419,571	4,224,035	43,845,483	818,432	-	(1,568,322)
MML Managed Bond Fund, Initial Class	4,738,435	10,006,115	295,108	14,449,442	180,476,564	5,123,133	797,758	89,419
MML Mid Cap Growth Fund, Initial Class	1,924,060	1,450,196	265,238	3,109,018	29,691,125	-	-	(270,116)
MML Mid Cap Value Fund, Initial Class	2,390,286	1,166,041	980,480	2,575,847	22,796,243	407,803	-	(1,255,966)
MML Money Market Fund, Initial Class	-	35,281,020	35,143,665	137,355	137,267	-	-	1,448
MML Small Cap Equity Fund, Initial Class	2,360,069	1,023,341	471,841	2,911,569	22,043,355	88,401	-	(711,876)
MML Small Cap Growth Equity Fund, Initial Class	1,230,182	537,045	227,395	1,539,832	22,294,282	-	-	(465,861)
MML Small Company Value Fund, Class II	-	2,012,264	149,465	1,862,799	29,245,937	63,738	687,640	478,314
Oppenheimer Capital Appreciation Fund, Non-Service Shares	478,872	378,833	32,184	825,521	30,494,728	50,202	-	33,266
Oppenheimer Global Securities Fund, Non-Service Shares	1,035,133	505,879	705,290	835,722	22,146,632	580,119	553,137	(4,395,273)
Oppenheimer International Growth Fund, Non-Service Shares	24,139,724	10,284,849	16,912,517	17,512,056	28,894,892	545,626	-	(5,510,118)
Oppenheimer Strategic Bond Fund, Non-Service Shares	8,496,375	4,696,520	696,700	12,496,195	66,229,836	230,974	34,812	(310,378)
					$735,205,109	$10,901,994	$2,073,347	$(39,762,221)

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	10,219,700	3,828,309	7,460,722	6,587,287	$63,962,560	$82,144	$-	$(14,451,900)
MML Concentrated Growth Fund, Class I	6,071,620	2,387,050	3,357,150	5,101,520	32,241,609	106,163	-	(15,437,770)
MML Equity Fund, Initial Class	4,001,022	1,757,299	1,704,519	4,053,802	70,558,613	1,606,831	-	(10,432,002)
MML Equity Income Fund, Initial Class	9,576,843	4,411,039	4,183,979	9,803,903	81,862,588	1,675,004	-	(11,796,005)
MML Foreign Fund, Initial Class	-	2,335,252	72,730	2,262,522	20,249,575	403,916	-	90,592
MML Global Fund, Initial Class	-	4,259,988	110,785	4,149,203	31,367,977	262,709	-	124,606
MML Income & Growth Fund, Initial Class	-	13,337,807	140,775	13,197,032	103,200,794	762,156	-	271,679
MML Inflation-Protected and Income Fund, Initial Class	4,730,038	2,288,378	3,084,077	3,934,339	40,838,441	763,703	-	(1,801,293)
MML Managed Bond Fund, Initial Class	3,370,337	9,647,423	110,155	12,907,605	161,218,691	4,221,932	570,335	28,467
MML Mid Cap Growth Fund, Initial Class	3,427,382	2,306,729	304,328	5,429,783	51,854,431	-	-	(314,095)
MML Mid Cap Value Fund, Initial Class	3,193,408	3,038,212	232,089	5,999,531	53,095,849	933,653	-	(89,904)
MML Money Market Fund, Initial Class	-	39,265,436	39,106,616	158,820	158,719	-	-	1,675
MML Small Cap Equity Fund, Initial Class	4,205,152	1,679,641	1,817,421	4,067,372	30,793,885	122,837	-	(3,414,844)
MML Small Cap Growth Equity Fund, Initial Class	1,643,634	1,367,149	142,729	2,868,054	41,524,804	-	-	(191,383)
MML Small Company Value Fund, Class II	-	3,418,714	165,530	3,253,184	51,074,988	111,463	1,202,531	517,273
Oppenheimer Capital Appreciation Fund, Non-Service Shares	846,394	618,589	23,089	1,441,894	53,263,557	89,432	-	8,649
Oppenheimer Global Securities Fund, Non-Service Shares	1,660,514	784,721	1,277,424	1,167,811	30,946,994	936,967	893,387	(7,848,170)
Oppenheimer International Growth Fund, Non-Service Shares	46,087,125	19,502,018	28,879,947	36,709,196	60,570,174	1,048,820	-	(13,395,684)

61

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund (Continued)
Oppenheimer Strategic Bond Fund, Non-Service Shares	9,059,104	4,386,947	3,747,371	9,698,680	$51,403,005	$248,210	$37,410	$(2,254,613)
					$1,030,187,254	$13,375,940	$2,703,663	$(80,384,722)

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	571,679	162,754	369,888	364,545	$3,539,737	$4,542	$-	$(982,866)
MML Concentrated Growth Fund, Class I	378,129	112,888	168,355	322,662	2,039,221	6,711	-	(818,212)
MML Equity Fund, Initial Class	208,054	70,140	58,485	219,709	3,824,157	87,036	-	(354,917)
MML Equity Income Fund, Initial Class	498,757	175,107	150,858	523,006	4,367,102	89,280	-	(439,190)
MML Foreign Fund, Initial Class	-	167,044	6,051	160,993	1,440,891	28,727	-	7,652
MML Global Fund, Initial Class	-	270,764	8,364	262,400	1,983,747	16,607	-	9,722
MML Income & Growth Fund, Initial Class	-	774,440	23,412	751,028	5,873,036	43,347	-	26,015
MML Inflation-Protected and Income Fund, Initial Class	108,023	42,194	56,870	93,347	968,943	18,251	-	(41,597)
MML Managed Bond Fund, Initial Class	65,142	134,334	7,422	192,054	2,398,797	74,000	10,990	1,703
MML Mid Cap Growth Fund, Initial Class	267,423	120,558	27,631	360,350	3,441,347	-	-	(45,842)
MML Mid Cap Value Fund, Initial Class	207,336	153,654	19,590	341,400	3,021,388	53,129	-	(15,266)
MML Money Market Fund, Initial Class	-	33,643	33,643	-	-	-	-	-
MML Small Cap Equity Fund, Initial Class	273,989	77,586	158,828	192,747	1,459,278	5,818	-	(307,602)
MML Small Cap Growth Equity Fund, Initial Class	142,574	45,199	17,885	169,888	2,459,704	-	-	(43,749)
MML Small Company Value Fund, Class II	-	195,436	10,480	184,956	2,903,804	6,304	68,015	28,178
Oppenheimer Capital Appreciation Fund, Non-Service Shares	44,352	41,357	3,657	82,052	3,031,003	4,693	-	(768)
Oppenheimer Global Securities Fund, Non-Service Shares	129,715	44,173	118,500	55,388	1,467,793	73,387	69,974	(859,895)
Oppenheimer International Growth Fund, Non-Service Shares	3,356,784	1,007,888	2,333,402	2,031,270	3,351,596	76,607	-	(1,307,657)
Oppenheimer Strategic Bond Fund, Non-Service Shares	174,891	114,680	13,466	276,105	1,463,359	4,813	725	(5,759)
					$49,034,903	$593,252	$149,704	$(5,150,050)

8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through February 23, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund and MML American Funds International Fund (collectively the Funds), eight of the funds comprising the MML Series Investment Fund (the MML Trust), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the MML Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 23, 2010

63

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 74	Chairman Trustee	Since 2005 Since 1999	Retired.	57	Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Richard H. Ayers Age: 67	Trustee	Since 1999	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1973	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

64

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 64	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 54	Trustee	Since 2008	Executive Vice President (since 2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen J. Brunette Age: 39	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (2007-2009), MML Series Investment Fund II (open-end investment company).	36

Richard J. Byrne Age: 47	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	36

John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	87

65

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	87

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 43	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

67

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser uses to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

68

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.14%	$1,128.40	$0.75	$1,024.50	$0.71
Service Class	1,000	0.39%	1,127.40	2.09	1,023.20	1.99
Balanced Allocation Fund
Initial Class	1,000	0.14%	1,144.60	0.76	1,024.50	0.71
Service Class	1,000	0.39%	1,142.20	2.11	1,023.20	1.99
Moderate Allocation Fund
Initial Class	1,000	0.12%	1,161.50	0.65	1,024.60	0.61
Service Class	1,000	0.37%	1,159.00	2.01	1,023.30	1.89
Growth Allocation Fund
Initial Class	1,000	0.12%	1,185.70	0.66	1,024.60	0.61
Service Class	1,000	0.37%	1,184.40	2.04	1,023.30	1.89
Aggressive Allocation Fund
Initial Class	1,000	0.20%	1,214.10	1.12	1,024.20	1.02
Service Class	1,000	0.45%	1,211.60	2.51	1,022.90	2.29
American Funds Core Allocation Fund
Service Class I	1,000	0.75%	1,168.30	4.10	1,021.40	3.82

69

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
American Funds Growth Fund
Service Class I **	$1,000	1.04%	$1,231.70	$5.85	$1,019.96	$5.30
American Funds International Fund
Service Class I **	1,000	1.23%	1,239.90	6.94	1,019.00	6.26

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

** The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

70

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540b 210 CRN201012-128855

MML Series Investment Fund
Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2009

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MML Asset Allocation Fund	45
MML Equity Income Fund	51
MML Income & Growth Fund	54
MML Growth & Income Fund	58
MML Large Cap Growth Fund	60
MML Concentrated Growth Fund	62
MML Mid Cap Value Fund	63
MML Mid Cap Growth Fund	65
MML Small/Mid Cap Value Fund	68
MML Small Company Value Fund	70
MML Small Cap Index Fund	73
MML Global Fund	81
MML Foreign Fund	83
Statements of Assets and Liabilities	86
Statements of Operations	94
Statements of Changes in Net Assets	98
Financial Highlights	106
Notes to Financial Statements	121
Report of Independent Registered Public Accounting Firm	148
Trustees and Officers (Unaudited)	149
Federal Tax Information (Unaudited)	153
Other Information (Unaudited)
Proxy Voting	154
Quarterly Reporting	154
Trustees' Approval of Investment Advisory Contracts	154
Fund Expenses	155

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund – President's Letter to Shareholders

 To Our Shareholders

Richard J. Byrne

“The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.”

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 showed a resurgence of equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment – although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Richard J. Byrne
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

4

MML Series Investment Fund – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment objective of MML Asset Allocation Fund, and who is the Fund's subadviser?
The Fund seeks to provide high total return consistent with preservation of capital over the long term by investing its assets in both equity and fixed-income securities. The Fund's subadviser has full discretion to determine the asset allocation between equity and fixed-income securities. The Fund will be measured against a neutral target of 60% equity and 40% fixed-income securities, around which the subadviser can allocate up to 80% in equities and 60% in fixed-income. The Fund's subadviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 17.02% — underperforming the 26.46% return of the S&P 500® Index (the "stock benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies — but exceeding the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index (the "bond benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. In addition, the Fund trailed the 23.35% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Stock selection among financials overall was a negative factor for the Fund in 2009. Our emphasis in this area remained on a small group of companies that were, for the most part, in stronger financial condition than their peers and were benefiting from diminished competition. Companies that we view as financially weaker companies, however, experienced stronger rebounds from the market bottom during 2009. Finally, the Fund's cash position was also a drag in the rising market that prevailed for the majority of the year.

Within the equity portion of the Fund, several investments in the information technology sector enjoyed strong returns during 2009. Google rose on gains in advertising revenue and Apple experienced a surge in the popularity of its iPhone. Goldman Sachs was another top contributor, benefiting from resurgent capital markets. In the health care sector, Cerner was helped by U.S. government incentives to digitize medical records. American Tower also boosted Fund results, benefiting from the growing ubiquity of mobile browsing and the need for carriers to upgrade wireless infrastructures. In addition, an underweight position relative to the stock benchmark in energy companies helped Fund results, as did stock selection and an emphasis on consumer discretionary stocks, including Target. Finally, Fund performance was also driven by de-emphasizing utilities, which lagged during the equity market's rebound.

Within the bond portion of the Fund, the portfolio's underweight position relative to the bond benchmark in Treasuries and its shorter-than-bond-benchmark duration supported relative results. (Duration is a measure of a bond or bond portfolio's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.) Treasuries were weaker due to higher supply from the government, which increased borrowing to finance a rising fiscal deficit. Signs of an improving U.S. economy toward year-end also prompted a selloff in Treasuries.

Several of the Fund's corporate bonds enjoyed favorable returns, including some media and energy companies. Bonds of financial companies had mixed returns. Bank of America was a positive contributor, while Wells Fargo and Lincoln National detracted from absolute returns.

Subadviser outlook
Aggressive cost-cutting has helped many companies achieve results that have exceeded market expectations. We continue to focus on finding companies that will be able to reliably grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies gradually fade.

6

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Within the bond portion of the Fund, we have investments in higher-yielding assets, including investment-grade corporate bonds and high-yield debt. We expect the Federal Reserve to keep an accommodative monetary policy as long as unemployment remains elevated and inflation stays tame. Against this backdrop, Treasury yields may fluctuate within a wider range in 2010 than they did in 2009, but we do not expect them to spike sharply higher.

MML Asset Allocation Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
U.S. Treasury Note 2.750% 2/15/19	4.4%
U.S. Treasury Note 3.125% 5/15/19	3.0%
Philip Morris International, Inc.	2.3%
Google, Inc. Class A	2.1%
The Goldman Sachs Group, Inc.	2.1%
PepsiCo, Inc.	1.7%
Target Corp.	1.7%
Federal National Mortgage Association Pool #891436 6.000% 3/01/36	1.6%
Federal National Mortgage Association 2.750% 3/13/14	1.6%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	1.6%
22.1%

MML Asset Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equities	60.3%
Bonds & Notes	37.3%
Total Long-Term Investments	97.6%
Total Short-Term Investments and Other Assets and Liabilities	2.4%
Net Assets	100.0%

7

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	17.02%	-3.91%
S&P 500 Index*	26.46%	-2.20%
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.38%
Lipper Balanced Fund Index	23.35%	1.00%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Asset Allocation Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	16.56%	-7.62%
S&P 500 Index*	26.46%	-7.66%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.89%	+
Lipper Balanced Fund Index	23.35%	-1.46%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Equity Income Fund – Portfolio Manager Report

What is the investment objective of MML Equity Income Fund, and who is the Fund's subadviser?	The Fund seeks dividend income and long-term capital growth by investing in the common stocks of established companies. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 25.19%, trailing the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the 19.69% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Looking at positive contributors to the Fund's 2009 return relative to the benchmark, the key contribution by far came from our stock selection in the financials sector. Among individual contributors, credit card company American Express benefited from its strong global brand, relatively higher-quality borrowers, and declining loan loss reserves. The Fund's positioning in the diversified financial services segment also made an important contribution to relative results. In particular, it was beneficial to hold an underweight position relative to the benchmark in shares of Bank of America early in the year, when the stock lagged because of ongoing credit challenges.

Stock selection also made the energy sector a key source of relative strength for the Fund in 2009. In the oil, gas, and consumable fuels industry it was beneficial to hold an underweight position in shares of ExxonMobil. This big, integrated oil firm is traditionally a more defensive, less-volatile play; consequently, it lagged during the market rebound of 2009. In addition, investors favored companies more closely tied to changes in oil prices, and also looked down on the firm's proposed acquisition of XTO Energy. Another notable contribution came from oil services firm Schlumberger, which did well thanks to cost controls, higher oil prices, and a strong balance sheet.

It was a similar story in the industrials sector, where the Fund's strong performance was driven by stock selection. The leading contributor in this market segment was 3M, which was attractive because of its focus on new product development and global growth. Cost-cutting helped make for better margins in recent quarters, and helped position the company to benefit from any improvement in sales volumes. Agricultural equipment maker Deere and industrial product manufacturer Illinois Tool Works were also key performers, benefiting from economic improvement and a number of company-specific factors.

An overweight position in consumer discretionary shares also benefited the Fund: specifically, portfolio weights in the household durables, specialty retail, and media segments helped the most. Indeed, Whirlpool was among the top contributors to both absolute and relative results. Specialty retailer Tiffany was another key contributor, helped by cost-cutting, its strong brand, and global expansion. New York Times in the media segment also turned in a strong return for the year. Finally, it helped the portfolio in 2009 to have no exposure to poor-performing cable company Comcast.

A few sectors detracted from the Fund's full-year return. Stock selection in the health care sector hampered the Fund's full-year results. Pharmaceutical firm Eli Lilly underperformed because of investor concerns over the state of the company's drug pipeline and long-term earnings potential. The single largest individual detractor from the Fund's relative results was construction materials firm Vulcan Materials, which suffered from exposure to Florida's poor housing and construction markets. The company also slashed its dividend during the year.

9

MML Equity Income Fund – Portfolio Manager Report (Continued)

Subadviser outlook
Looking ahead, we are fairly optimistic on stocks, believing we have turned the corner on the economy. Our view is that equity valuations are reasonable, corporate earnings are recovering, and there remains a lot of cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy in 2010 — and that stocks remain vulnerable to external shocks on the financial and political fronts.

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
JP Morgan Chase & Co.	3.4%
Chevron Corp.	2.7%
T. Rowe Price Reserve Investment Fund	2.6%
Exxon Mobil Corp.	2.3%
General Electric Co.	2.3%
American Express Co.	2.2%
Bank of America Corp.	2.2%
AT&T, Inc.	2.0%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	2.0%
Wells Fargo & Co.	1.9%
23.6%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	19.9%
Energy	13.6%
Industrial	12.6%
Consumer, Non-cyclical	10.7%
Communications	10.6%
Consumer, Cyclical	9.2%
Utilities	7.4%
Basic Materials	6.5%
Technology	5.4%
Mutual Funds	2.6%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

10

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	25.19%	-2.24%
S&P 500 Index*	26.46%	-2.20%
Russell 1000 Value Index	19.69%	-4.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	24.74%	-7.47%
S&P 500 Index*	26.46%	-7.66%	+
Russell 1000 Value Index	19.69%	-10.46%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Income & Growth Fund – Portfolio Manager Report

What is the investment objective of MML Income & Growth Fund, and who is the Fund's subadviser?
The Fund seeks growth of capital by investing in common stocks of companies which the Fund's subadviser believes offer prospects for capital growth. Income is a secondary objective. The Fund's subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 18.06%, underperforming the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund lagged the benchmark due to a number of factors. The portfolio's emphasis on value stocks weighed on results versus the benchmark, as value stocks underperformed their growth counterparts for the year. In addition, stock selection was a negative factor and detracted from the Fund's performance in eight out of 10 market sectors.

The portfolio's holdings in the energy and financials sectors had the greatest negative impact on the Fund's relative performance versus the benchmark in 2009. Stock selection among energy producers detracted the most in the energy sector. Diversified energy producer ExxonMobil, by far the portfolio's largest holding during the year, and oil refiner Valero Energy were the two biggest detractors in this sector. Both stocks slumped as higher oil prices (up 78% for the year) and reduced demand for gasoline hurt refining profit margins. Financial stocks were the performance leaders in the stock market in the second and third quarters of 2009, but the portfolio's underperformance in this sector resulted from some missed opportunities during the sector's sharp rally — particularly among capital markets firms and diversified financial services companies. In the financials sector, underweight positions relative to the benchmark in investment bank Goldman Sachs and financial giant Bank of America proved to be the greatest hindrance to the Fund's relative performance.

Just two sectors of the portfolio — utilities and materials — contributed positively to the Fund's performance relative to the benchmark, and the outperformance was modest in both sectors. In the utilities sector, stock choices among electric utilities and an underweight position in multi-utilities contributed most of the outperformance. The Fund's success in the materials sector was driven almost entirely by stock selection among chemicals companies. One of the portfolio's best contributors was fertilizer producer Terra Industries, which rallied sharply after an acquisition offer from a competitor.

The portfolio's top overall contributor to performance for the year was disk drive maker Western Digital, which rose substantially late in 2009 due to the dramatic growth in online downloading and social networking, which stoked demand for larger and larger hard drives, boosting the company's earnings.

Subadviser outlook
Although 2009 was a strong year for the markets, many concerns remain as we head into 2010. Various factors that have had a strong influence over the markets in the past several years — specifically, housing prices, unemployment levels, commodity prices (such as oil and gold), and Federal Reserve policy — have the potential to influence the direction of the markets in 2010. Of course, no one can accurately predict to what extent these factors may affect the equity markets this year. Still, we are confident that the Fund's strategy to maintain a structured, disciplined investment approach for both stock selection and portfolio construction — incorporating both growth and value measures, with a value tilt, in an effort to seek consistent long-term performance — will help the portfolio to weather any uncertainty we may face in 2010.

12

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Exxon Mobil Corp.	3.9%
Johnson & Johnson	2.8%
International Business Machines Corp.	2.8%
Chevron Corp.	2.5%
Microsoft Corp.	2.3%
Pfizer, Inc.	2.2%
AT&T, Inc.	2.2%
JP Morgan Chase & Co.	1.9%
Verizon Communications, Inc.	1.8%
The Procter & Gamble Co.	1.8%
24.2%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	20.9%
Technology	16.4%
Financial	13.2%
Industrial	12.2%
Energy	11.9%
Communications	10.0%
Consumer, Cyclical	8.2%
Utilities	4.3%
Basic Materials	2.2%
Mutual Funds	0.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

13

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	18.06%	-4.23%
S&P 500 Index	26.46%	-2.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Income & Growth Fund Service Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	17.59%	-10.03%
S&P 500 Index	26.46%	-7.66%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Growth & Income Fund – Portfolio Manager Report

What is the investment objective of MML Growth & Income Fund, and who is the Fund's subadviser?
The Fund seeks capital appreciation and income by investing at least 80% of its net assets, under normal market conditions, in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase. The Fund's subadviser is Capital Guardian Trust Company (Capital Guardian).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 27.66%, outperforming the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During the year, Fund performance was driven by positions in Goldman Sachs, Google, Cerner, and Apple — each of which more than doubled in value. Goldman Sachs benefited from resurgent capital markets. Google rose on gains in advertising revenue and hopes for its Android operating system for mobile devices. Cerner was helped by government incentives to digitize medical records. And Apple experienced a surge in sales, particularly with respect to the popularity of its iPhone. Holdings in American Tower also fueled Fund results, benefiting from the growing popularity of mobile browsing and the resulting need for carriers to upgrade wireless infrastructures.

Stock selection and an underweight position relative to the benchmark in the energy sector also helped the Fund's results for the year. Oilfield services giant Schlumberger, for example, was a strong contributor. Furthermore, the Fund's underweight position in ExxonMobil proved beneficial, as that stock posted negative returns for the year. Stock selection and an emphasis on consumer discretionary stocks, including Target, were positive factors. The Fund was also helped by de-emphasizing utilities stocks, which lagged in the equity market's rebound.

Hindering the Fund's performance for the year were stock selection and an underweight position in the industrials sector. Stock selection among financials overall also proved to be a negative factor. We are generally focused on companies with strong balance sheets that are expected to return to normalized earnings more quickly than their peers. Financially weaker companies, however, experienced stronger rebounds from the market bottom and turned out to be the standout performers for 2009. Finally, the Fund's cash position was also a drag on performance in the rising market that prevailed for most of the year.

During 2009, we added to the Fund's holdings in consumer staples companies, including Philip Morris International and Procter & Gamble. We also boosted the portfolio's stake in energy companies, including Royal Dutch Shell and Weatherford International. Further, we lowered the Fund's weighting in the industrials sector by reducing or eliminating a number of stocks that hampered results in 2009. These included United Parcel Service, Fluor, and General Electric. We also eliminated the portfolio's position in Genentech, although the health care sector remained an area of focus as we entered 2010.

Subadviser outlook
We have significant investments in media and retail companies, believing predictions about a continued slowdown in consumer spending may be overly pessimistic. The Fund also holds consumer-oriented companies in the areas of tobacco and beverages for their cash flows and potential ability to increase dividends.

15

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Aggressive cost-cutting has helped many companies achieve results that have exceeded market expectations. We continue to focus on finding companies that will be able to reliably grow revenues beyond 2010 as the economic cycle continues and the benefits of monetary and fiscal policies gradually fade. The Fund has investments in companies that we believe fit this description in the areas of technology, where product cycles have revived revenue growth; health care, where we expect historic legislation to provide growth opportunities; and materials, where supply bottlenecks and rising global demand for specific products should, in our view, lead to pricing power.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Philip Morris International, Inc.	3.7%
Google, Inc. Class A	3.6%
The Goldman Sachs Group, Inc.	3.3%
PepsiCo, Inc.	2.8%
Target Corp.	2.7%
Baxter International, Inc.	2.5%
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	2.3%
Celgene Corp.	2.2%
Cerner Corp.	2.0%
American Tower Corp. Class A	1.9%
27.0%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	28.0%
Communications	15.0%
Financial	10.9%
Technology	10.1%
Energy	9.7%
Basic Materials	8.9%
Consumer, Cyclical	8.1%
Industrial	6.8%
Utilities	1.1%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

16

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	27.66%	-6.05%
S&P 500 Index	26.46%	-2.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	27.35%	-9.69%
S&P 500 Index	26.46%	-7.66%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MML Large Cap Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of large capitalization companies. Effective May 1, 2009, Rainier Investment Management, Inc. (Rainier) replaced AllianceBernstein L.P. (AllianceBernstein) as the Fund's subadviser.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 31.75%, underperforming the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
For full-year 2009, the best-performing sector of the portfolio was technology, which was fueled by strong gains in Cognizant Technology Solutions Corp., Broadcom Corp., and Apple Inc. The only significant performance detractors in the technology sector resulted from not participating in large benchmark holding International Business Machines Corp. (IBM) — and holding a lower-than-benchmark weighting in Microsoft Corp. By far, the best-performing stock of the year was Amazon.com Inc. The stock, which was a strong contributor earlier in 2009, jumped an impressive 44% in the fourth quarter of the year.

The economically sensitive materials and processing sector was the second-largest contributor for the year, led by Precision Castparts Corp. and Freeport-McMoRan Copper & Gold Inc. Materials and processing stocks had been poor performers in 2008, when investors became overly pessimistic about the outlook for these companies; these stocks rebounded sharply in 2009, however, because performance for many of the companies within the sector was tied to the strong economic recovery experienced by emerging market economies.

On the downside, the most disappointing sector for the year was health care, which struggled in the midst of uncertainty surrounding upcoming regulatory reforms. The portfolio's returns were undermined by a combination of a rally in large-capitalization pharmaceutical shares that the Fund did not own and, on a stock-specific basis, poor performance from two biotech holdings, Gilead Sciences Inc. and Celgene Corp. Although the portfolio held an underweight position relative to the benchmark in this sector as the year came to a close, we selectively added companies from this sector to the portfolio because we believe that the valuation of most health care stocks reflected excessively negative sentiment.

Subadviser outlook
Having emerged from a period of extremes in market volatility and price movement activity, it is our view that we are entering a period in which strong company fundamentals will again be the predominant factor affecting stock prices. Such an environment has the potential to be more rewarding for the Fund's investment process and strategies.

As we enter a new decade, we believe that we are on firmer ground overall. Investors are more sober in their approach to stocks and cognizant of the risks of overvaluation and excessive leverage. This more realistic view of equities, combined with the high level of skepticism that seems to accompany the general outlook for stocks in 2010, is far preferable to investors' "giddy enthusiasm" for equities at the turn of the millennium.

We will continue to focus on the fundamentals of each stock in which we invest, concentrating on companies that, in our view, can build and sustain competitive advantages in the marketplace.

18

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	4.0%
Cisco Systems, Inc.	3.2%
Microsoft Corp.	3.1%
Visa, Inc. Class A	2.9%
Google, Inc. Class A	2.8%
Amazon.com, Inc.	2.7%
Colgate-Palmolive Co.	2.2%
PepsiCo, Inc.	2.2%
Freeport-McMoRan Copper & Gold, Inc.	1.9%
EMC Corp.	1.8%
26.8%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	25.4%
Technology	21.0%
Communications	16.7%
Industrial	11.5%
Financial	7.4%
Consumer, Cyclical	7.0%
Energy	4.7%
Basic Materials	4.4%
Utilities	1.2%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

19

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	31.75%	-3.23%
Russell 1000 Growth Index	37.21%	0.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	31.43%	-7.83%
Russell 1000 Growth Index	37.21%	-4.78%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment objective of MML Concentrated Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund's subadviser believes offer above-average growth potential and trade at a significant discount to the subadviser's assessment of their intrinsic value. Any income realized will be incidental to the Fund's objective. The Fund's subadviser is Legg Mason Capital Management, Inc. (Legg Mason).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class I shares returned 42.58%, outperforming the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Investors saw the major domestic stock indexes follow what seemed like a roller-coaster ride during 2009, with most stocks declining precipitously between January 1 and March 9 — before rising considerably between March 10 and December 31. The dynamics of the collapse and subsequent rally were particularly pronounced for financial stocks. Even stocks within the financials sector posted significant gains, with Bank of America up 300% from March through December, and Wells Fargo up 172% in that same time frame. The nature of the financial crisis was such that many investors were unloading their bank shares in a panic as the political rhetoric calling for nationalization heated up. As the crisis subsided, however, the risk of nationalization abated, and investors began to discount the substantial normalized earnings power of many well-known financial stocks. During 2009, the equity markets were characterized by the panic of the crisis and the outsized profits earned by those investors willing to take a chance on any companies with low probabilities of survival. Government efforts to restore liquidity and repair balance sheets, particularly through the Troubled Asset Relief Program (TARP), helped restore confidence and drew capital back into the system.

The Fund's outperformance in 2009 was largely due to its positions in information technology stocks like Apple and Google, which both more than doubled for the year. But the Fund also benefited from more sizable positions in bellwethers like EMC Corporation, Microsoft, and Cisco Systems. In addition, consumer discretionary names like Amazon.com also rose substantially. Amazon.com's 160% gain contributed more to the Fund's performance than any other stock. Energy and financial stocks were also positive performers, with Transocean up 77% for the year, Halliburton up 70%, American Express up 123%, and Aflac higher by 106%. Major laggards for the year included State Street Corporation, which dropped 41% while in the Fund's portfolio; managed-care organization Aetna; biotechnology company Genzyme; and industrial companies General Electric and Caterpillar.

Subadviser outlook
Many observers remain skeptical that the rally of 2009 will carry over into 2010, as the deeper structural issues facing the U.S. economy come to bear, including a "shadow" inventory of homes that are approaching foreclosure and have the potential to swamp the real estate market. Souring commercial real estate loans and unemployment that looks to remain elevated throughout the year and into 2011 are also touted as reasons for concern. However, we remain bullish on the outlook for U.S. equities in 2010.

We used the second half of 2009 to broaden out the portfolio and add larger-capitalized quality companies. Moving into 2010, our view is that the portfolio is well positioned to take advantage of the shift in market leadership that we and other observers have been anticipating.

21

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

MML Concentrated Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
American Express Co.	4.9%
EMC Corp.	4.6%
Microsoft Corp.	4.5%
Amazon.com, Inc.	4.0%
Cisco Systems, Inc.	3.9%
Allergan, Inc.	3.6%
PepsiCo, Inc.	3.6%
Google, Inc. Class A	3.5%
Yahoo!, Inc.	3.4%
Qualcomm, Inc.	3.4%
39.4%

MML Concentrated Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Communications	24.1%
Consumer, Non-cyclical	21.6%
Technology	17.3%
Industrial	10.4%
Financial	10.1%
Consumer, Cyclical	6.2%
Energy	5.9%
Basic Materials	1.9%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

22

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Class I	42.58%	-10.24%
Class II	42.82%	-10.12%
Russell 1000 Growth Index	37.21%	0.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Concentrated Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	42.11%	-21.15%
Russell 1000 Growth Index	37.21%	-4.78%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Mid Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of medium size companies which the Fund's subadviser believes offer prospects for long-term capital growth. Income is a secondary objective. The Fund's subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 30.31%, trailing the 34.21% return of Russell Midcap® Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Despite the Fund's impressive double-digit performance in 2009, it still lagged the benchmark for a variety of reasons. In the consumer discretionary sector, the Fund's relative performance was hampered by both an underweight position in the sector relative to the benchmark as well as security selection. In 2009, the portfolio did not own any media companies, which outperformed as advertising revenues improved. Its holdings among hotels, restaurants, and other leisure stocks also detracted from results for the year. In the automobiles segment, the portfolio did not own car maker Ford Motor, which was able to restructure its business without the help of the U.S. government — unlike competitors General Motors and Chrysler — and steadily gained market share as a result.

In the financials sector, although the Fund's underweight position added some value, security selection detracted from relative results. Although we continued to approach the financials sector with conservatism, concentrating our investments in the less-volatile insurance and thrift names, a number of our holdings underperformed during the low-quality rally. A top detractor was Marsh & McLennan, the global insurance broker. Another notable laggard was Marsh's rival, AON Corp. Conversely, the capital markets segment of the financials sector supplied key performance driver Ameriprise, whose share price rose after the company announced it would acquire most of Bank of America's investment management group.

In health care, an overweight position in health care equipment makers and security selection among health care providers proved advantageous. One stellar performer here was Beckman Coulter, a manufacturer of biomedical laboratory instruments. An overweight position and security selection in the consumer staples sector also boosted relative performance for the Fund in 2009. Many consumer staples companies were pressured by cheaper store brands during the recession, but those with strong cash flows and an international presence seemed to overcome the negative effects more successfully. Many also benefited from improving margins, even as sales volume lagged. Investments in beverages companies and food and staples retailers added the most to relative results from the consumer staples sector.

Finally, the information technology sector was the source of top holding Emulex, a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom's offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Subadviser outlook
We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2009, we viewed opportunity in consumer staples and health care stocks, reflected by the portfolio's overweight positions in these sectors relative to the benchmark. As 2010 began, our fundamental analysis and valuation work led to smaller relative weightings in financials and materials stocks.

24

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Marsh & McLennan Cos., Inc.	3.6%
Northern Trust Corp.	3.0%
Aon Corp.	2.9%
Imperial Oil Ltd.	2.8%
iShares Russell Midcap Value Index Fund	2.6%
Wisconsin Energy Corp.	2.4%
The Chubb Corp.	2.3%
Lowe's Cos., Inc.	2.2%
ConAgra Foods, Inc.	2.1%
Waste Management, Inc.	2.1%
26.0%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	25.2%
Consumer, Non-cyclical	18.2%
Industrial	13.5%
Consumer, Cyclical	10.5%
Utilities	10.1%
Energy	8.2%
Technology	6.2%
Communications	3.2%
Mutual Funds	2.6%
Basic Materials	2.6%
Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

25

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	30.31%	1.83%
Russell Midcap Value Index	34.21%	-2.80%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	30.20%	-0.40%
Russell Midcap Value Index	34.21%	-8.46%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

26

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MML Mid Cap Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's subadviser expects to grow at a faster rate than the average company. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 45.36%, trailing the 46.29% return of the Russell Midcap® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. Conversely, the Fund's 45.36% return outpaced the 37.38% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund had strong absolute performance in 2009, although it did underperform the benchmark. Information technology ("IT") was the greatest detractor, as the portfolio's stock holdings were unable to keep up with their benchmark peers. The IT services industry included two primary detractors: SAIC (a government defense contractor) and Western Union (a non-benchmark holding). Elsewhere in the sector, infrared camera maker FLIR Systems posted a strong rise in profit, but suffered from a weak outlook for the coming year and from concerns that a large government contract would not be renewed.

Materials — a sector where we tend to hold an underweight position relative to the benchmark, as most companies here do not meet our long-term growth standards — was another area of relative weakness for the Fund, due to unfavorable stock selection. Agnico-Eagle Mines was the leading detractor here, as this gold-mining firm reported lower-than-expected production from its largest mine. Our stock choices in energy hurt the Fund's relative returns as well, particularly our positions in CNX Gas, a natural gas firm that lost traction partly due to declining liquid natural gas prices; and Smith International, a drilling fluid and drill bit provider, which was dragged down by an acquisition.

On the upside, our stock selection in the consumer discretionary sector provided the greatest boost to the Fund's relative results in 2009. The Fund also benefited from an overweight position in the Internet catalog and retail industry, where online travel agent Expedia was a leading holding. Additionally, clothing retailer J. Crew Group and Lamar Advertising, which focuses on billboards, were strong-performing consumer discretionary stocks in the Fund's portfolio.

Another contributor to the Fund's progress in 2009 was the consumer staples sector — where both favorable stock selection and a beneficial underweight position played important roles. Much of the outperformance relative to this sector is attributable to the portfolio's position in Whole Foods Market, which reported stronger-than-expected, same-store sales and overall earnings due to a strong cost-control initiative that was launched during the year.

Subadviser outlook
The market's recent rally was one of the most significant on record. In retrospect, it is clear that stock prices were factoring in a depression, and investors reacted positively when it appeared that the worst-case scenario had been avoided. We caution, however, that full recovery is likely to be a multi-year process requiring major structural adjustments. A particular challenge here is the high level of public debt in the U.S., which the U.S. Congress appears unlikely to bring under control in the absence of a crisis. In our view, if the problem is not handled responsibly at some point in the future, it could have significant consequences for the U.S. economy.

27

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
T. Rowe Price Government Reserve Investment Fund	3.9%
Global Payments, Inc.	1.6%
AMETEK, Inc.	1.4%
Expedia, Inc.	1.4%
Marriott International, Inc. Class A	1.4%
Juniper Networks, Inc.	1.4%
Western Union Co.	1.4%
Cephalon, Inc.	1.2%
Agnico-Eagle Mines Ltd.	1.2%
McDermott International, Inc.	1.2%
16.1%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	23.9%
Technology	15.0%
Industrial	13.7%
Consumer, Cyclical	12.7%
Communications	11.5%
Financial	9.1%
Energy	6.8%
Mutual Funds	3.9%
Basic Materials	1.7%
Utilities	0.9%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

28

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	45.36%	0.57%
Russell Midcap Growth Index*	46.29%	-1.98%
S&P MidCap 400 Index	37.38%	-1.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index and the S&P MidCap 400 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	44.90%	-5.41%
Russell Midcap Growth Index*	46.29%	-7.58%	+
S&P MidCap 400 Index	37.38%	-6.58%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

29

MML Small/Mid Cap Value Fund – Portfolio Manager Report

What is the investment objective of MML Small/Mid Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity investments in small- and mid-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund's subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class Shares returned 42.73%, outperforming the 34.39% return of the Russell 2500TM Index (the "benchmark"), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
U.S. and global equities ended a tumultuous 2009 with robust gains, propelled by growing investor confidence that the financial crisis was over and an economic recovery was underway. The portfolio's pro-cyclical positioning served it well in this environment, with sector selection being a strong contributor to performance. Towards the end of 2008 and continuing into 2009, we added a number of stocks to the portfolio that were priced at extremely compelling valuations. We found many opportunities among consumer cyclical and technology stocks, capitalizing on investor fears that the economy was going to completely shut down.

Our research identified companies with strong cash balances and market leadership positions that we believed would enable them to survive the economic storm and thrive in the eventual recovery. As evidence emerged in the middle of the year that economic conditions were looking up, many of these stocks soared on prospects of a recovery. Our research also showed the outlook for many regional banks was deteriorating early in 2009. The market for commercial real estate was beginning to decline, and the typical loans held by most small banks were at risk. For this reason, we maintained a significant underweight position relative to the benchmark in this sector throughout the year. Within financials, we focused on more defensive insurance names, which held up relatively well compared to regional banks.

The portfolio's overweight positions in the technology, consumer cyclicals, and energy sectors, and its underweight position in financials helped performance in 2009. Conversely, an underweight position in consumer growth stocks was the most significant detractor.

Strong stock selection was also a major contributor to the Fund's full-year results. Most sectors saw positive contributions from security selection. Technology holdings realized the greatest benefit, as demand for certain products, such as PCs, exceeded initial estimates. Consumer staples, where one of the portfolio's holdings underwent acquisition, and energy, where higher oil prices drove performance, were two of the sectors where our stock selection was very successful. Conversely, the portfolio's consumer growth and consumer cyclical holdings were detractors from the Fund's full-year returns, as strong aggregate performance for those holdings fell short of that achieved by other comparable stocks the portfolio did not own. Top-performing portfolio holdings included Western Digital, Perot Systems, Whiting Petroleum, SanDisk, and Flextronics. The leading detractors included Gannett, Callaway Golf, Kelly Services, Webster Financial, and ArvinMeritor.

Subadviser outlook
We believe there are a number of companies that the market is mispricing due to company-specific controversies. We have added a number of the companies that we view as attractively valued to the portfolio, where we believe that improved external demand or internal company restructuring efforts will result in strong longer-term profits. Many of the best values in our portfolio are companies exposed to the most distressed parts of the economy, such as housing and autos. The Fund's holdings trade at compelling valuation discounts to their value benchmarks and have the potential to offer superior returns on equity moving forward, in our view.

30

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Federal-Mogul Corp.	1.5%
Cimarex Energy Co.	1.3%
Washington Federal, Inc.	1.3%
Northeast Utilities	1.3%
Convergys Corp.	1.3%
Thomas & Betts Corp.	1.3%
Signet Jewelers Ltd.	1.3%
First Niagara Financial Group, Inc.	1.3%
Anixter International, Inc.	1.2%
LifePoint Hospitals, Inc.	1.2%
13.0%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Cyclical	20.5%
Financial	17.9%
Industrial	16.6%
Consumer, Non-cyclical	13.5%
Energy	8.4%
Utilities	6.8%
Technology	6.7%
Basic Materials	6.2%
Communications	3.6%
Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%
Net Assets	100.0%

31

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class and the Russell 2500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	42.73%	-7.33%
Russell 2500 Index	34.39%	-2.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class and the Russell 2500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	42.32%	-6.28%
Russell 2500 Index	34.39%	-8.17%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

32

MML Small Company Value Fund – Portfolio Manager Report

What is the investment objective of MML Small Company Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform since its inception on February 27, 2009?
The Fund's Class II shares returned 61.26%, underperforming the 63.36%* return of the Russell 2000 Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Fund also lagged the 62.88%* return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

* For the reporting period from March 1 – December 31, 2009.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During the reporting period, several factors contributed to the Fund's absolute performance. For example, in the financials sector, stock selection and a substantially underweight position relative to the benchmark helped drive the Fund's results. Investments in commercial banks, notably SVB Financial Group, East West Bancorp, and Wintrust Financial, were especially helpful. An underweight position in this sector also aided relative results. Stock selection in the capital markets component of the financials sector also fueled the Fund's relative performance, led by Ares Capital — a business development company that specializes in loans to small and mid-size businesses as well as acquisitions, recapitalizations, and leveraged buyout transactions.

As the credit markets unraveled in 2008, the share prices of some real estate investment trusts (REITs) had fallen sharply, due to portfolio devaluation and diminishing investor confidence in real estate values. Improving economic and credit market conditions in 2009, however, allowed the share prices of several well-positioned REITs, including portfolio holding LaSalle Hotel Properties, to rebound off their early 2009 lows — which contributed to the Fund's favorable results, along with an underweight position and favorable stock selection in the utilities sector. Diversified energy company Black Hills was a notable contributor within utilities. Finally, the portfolio's investments in the energy sector outperformed mainly due to stock selection. Whiting Petroleum, an independent oil and gas exploration and production company, was a top contributor within the sector.

On the downside, our selection of consumer discretionary stocks detracted the most from the Fund's relative performance in 2009, as several companies that held up well through the worst of the economic downturn did not fully participate in the stock market rally that developed shortly after the Fund's inception. Examples of detractors in this sector include specialty retailer Aarons, funeral memorial products company Matthews International, and for-profit education provider Corinthian Colleges. Stock selection in the health care sector also contributed to the Fund's underperformance — as National Healthcare, an operator of long-term care centers that provides health care services throughout the southeastern U.S., and Owens & Minor, a hospital and surgical supplies distributor, were notable detractors.

The materials sector was the benchmark's best-performing group. While the portfolio's performance in this sector lagged considerably, having an overweight position in materials helped offset some of the detrimental effects of our less-than-favorable stock selection.

33

MML Small Company Value Fund – Portfolio Manager Report (Continued)

Subadviser outlook
In 2010, we would not be surprised to see the post-bear market rally continue to follow a historical pattern — a bounce off the bottom, typically giving way to stocks trading in a range, followed by a period of modest gains. The caveats to this somewhat bullish scenario are focused on what the U.S. Congress may decide regarding financial regulation, health care reform, and higher taxes. Small-cap stocks appear reasonably well positioned as an asset class, but investors will need to be very astute to sort out the winners from the losers. We believe our research-based approach is well suited to such an environment.

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Landstar System, Inc.	1.9%
Aaron's, Inc.	1.9%
ProAssurance Corp.	1.8%
Owens & Minor, Inc.	1.8%
Nordson Corp.	1.5%
Whiting Petroleum Corp.	1.4%
Beacon Roofing Supply, Inc.	1.4%
Kirby Corp.	1.3%
SVB Financial Group	1.3%
AptarGroup, Inc.	1.3%
15.6%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Industrial	23.6%
Financial	20.3%
Consumer, Non-cyclical	12.5%
Consumer, Cyclical	11.8%
Basic Materials	8.3%
Energy	7.3%
Technology	5.9%
Utilities	3.8%
Communications	2.1%
Mutual Funds	1.0%
Diversified	0.5%
Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%
Net Assets	100.0%

34

MML Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN
	Since Inception 2/27/09 - 12/31/09
Class II	61.26%
Service Class I	60.83%
Russell 2000 Value Index*	63.36%	+
Russell 2000 Index	62.88%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 3/1/09.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

35

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment objective of MML Small Cap Index Fund, and who is the Fund's subadviser?
The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index).

The Fund seeks to achieve its objective by investing at least 80% of its net assets in the securities of companies that make up the S&P SmallCap 600 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 24.80%, trailing the 25.57% return of the S&P SmallCap 600 Index (the "benchmark"), a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor's for industry group representation, market size, liquidity, adequate float size and other trading requirements. The benchmark tracks the performance of the small-cap portion of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Most sectors within the benchmark posted positive returns for the 12 months ending December 31, 2009. The largest gain came from energy, which returned 62.76% for the year. Energy had a weight of 5.19% in the benchmark at year-end. Other strong performers were consumer discretionary and information technology, which posted returns of 52.03% and 84.16%, respectively. Financials, with a weight of 18.67% of the benchmark, was one of the only negative sectors, with a return of -4.79% for the year. Telecommunication services was the other sector that struggled in 2009, with a return of -41.50% and a weight of 0.56% in the benchmark.

The beginning of the first quarter 2009 continued to be marked by extreme volatility in equity markets worldwide, as grim economic news persisted — including the announcement that the U.S. had officially entered a recession. Increasing unemployment, decreases in manufacturing, and continued weakness in consumer spending were all part of the economic backdrop in the U.S. during the first quarter. In the face of a still-declining economy, President Barack Obama's new administration implemented rescue measures and passed a $787 billion stimulus plan on February 17, 2009. The U.S equity market hit a low for the year on March 9, 2009. But global equity markets staged a rally in late March, when U.S. Secretary of Treasury Timothy Geithner provided additional details on the government's plan to relieve banks of their toxic assets and improve the flow of credit.

The stock market rally that began in March displayed no signs of a slowdown during the third quarter of 2009. By the end of September, the benchmark had climbed substantially from its low on March 9. This recovery was supported in part by an improvement in economic data, such as second-quarter GDP (gross domestic product) growth numbers, which came in at a revised -0.7% — a substantial improvement from the -6.4% result for the first quarter. (GDP reflects the total value of goods and services produced in the United States.) Third-quarter market performance was also boosted by a number of corporate earnings reports that beat expectations.

The fourth quarter of 2009 began on a weak note, following substandard macroeconomic data and questions about the quality of company earnings. The market improved in November and December, benefiting from strong macro and earnings announcements and as more banks repaid their Troubled Asset Relief Program (TARP) loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve's (the "Fed") pledge to keep interest rates low for the foreseeable future, and a better-than-expected sales forecast from auto makers.

36

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Subadviser outlook
U.S. economic data has been somewhat inconclusive recently, but as 2010 began, it was generally trending upwards, including improving industrial order and retail sales numbers. Stronger-than-expected economic data in the United States has helped stabilize the dollar. The stabilization allows the Fed to continue to keep key target interest rates at low levels, gives investors higher confidence that U.S. assets will hold their value, and helps maintain the still-competitive environment for U.S. exports – all positives for U.S. equities. We believe the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark in 2010.

"Standard & Poor's®," "S&P®," "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Mednax, Inc.	0.7%
Varian Semiconductor Equipment Associates, Inc.	0.6%
Skyworks Solutions, Inc.	0.6%
Gardner Denver, Inc.	0.5%
St. Mary Land & Exploration Co.	0.5%
Oil States International, Inc.	0.5%
Piedmont Natural Gas Co., Inc.	0.5%
Rock-Tenn Co. Class A	0.5%
Tractor Supply Co.	0.5%
Prosperity Bancshares, Inc.	0.5%
5.4%

MML Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	19.7%
Industrial	18.6%
Financial	18.0%
Consumer, Cyclical	16.2%
Technology	10.5%
Communications	5.3%
Energy	4.5%
Utilities	3.6%
Basic Materials	3.5%
Mutual Funds	0.1%
Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Net Assets	100.0%

37

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund Initial Class and the S&P SmallCap 600 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	24.80%	-3.91%
S&P SmallCap 600 Index	25.57%	-3.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Small Cap Index Fund Service Class and the S&P SmallCap 600 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	24.51%	-11.12%
S&P SmallCap 600 Index	25.57%	-9.44%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

38

MML Global Fund – Portfolio Manager Report

What is the investment objective of MML Global Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital appreciation by mainly investing in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Effective May 1, 2009, Massachusetts Financial Services Company (MFS) replaced Neuberger Berman Management, Inc. (Neuberger Berman) as the Fund's subadviser.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class I shares returned 32.06%, outpacing the 29.99% return of the Morgan Stanley Capital International (MSCI®) World Index (the "benchmark"), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
For the portion of the year when the Fund was subadvised by Neuberger Berman (January 1 – April 30, 2009):

With the respect to the Fund's domestic portfolio, holdings in the telecommunications sector, where the portfolio held an underweight position compared to the benchmark, had the largest adverse impact on relative performance. Stock selection and an underweight position in financials, a poor-performing segment, were bright spots for the portfolio, as sector holdings had the largest positive impact on relative performance. Consumer discretionary holdings were also positive, as the companies that offer consumers lower price products as a value proposition (which Neuberger Berman favored) advanced. In the international component of the portfolio, the consumer staples, energy, and financials sectors were the greatest contributors to relative portfolio returns, driven largely by strong stock performance. An underweight position in utilities also boosted results. Health care was the major detractor from performance, largely driven by weak stock performance.

For the remainder of the year, when the Fund was subadvised by MFS (May 1 – December 31, 2009):

Stock selection and an overweight position in the consumer staples sector were the primary contributors to relative performance. Holdings of brewer Heineken (the Netherlands) and global food company Nestle (Switzerland) were among the portfolio's top contributors. Stock selection in the retailing sector was an additional positive factor for relative returns — as overweight positions in strong-performing luxury goods companies Cie Financ Richemont (Switzerland) and LVMH Moët Hennessy Louis Vuitton (France) aided results. Finally, the portfolio's currency exposure was also a contributor to relative performance.

On the downside, stock selection in the leisure sector was the primary detractor from the Fund's relative performance. Stocks in other sectors that were among the portfolio's top detractors included pharmaceutical company Merck, drug store operator Walgreen's, financial services firm Bank of New York Mellon, and ground delivery service company United Parcel Service. Not holding strong-performing financial services firms HSBC Holdings (United Kingdom) and Banco Santander (Spain) and computer and personal electronics maker Apple held back relative results, as these benchmark constituents significantly outperformed. Finally, the portfolio's cash position, used to buy new holdings and provide liquidity, was also a detractor from relative performance. In a period when equity markets rose, holding cash hurt performance versus the benchmark, which has no cash position.

Subadviser outlook
We continue to favor high-quality companies with enduring business models, clear competitive advantages, resilient earnings and cash flows, high returns on capital, and strong balance sheets. We believe these companies are best positioned to outperform the market through economic cycles. Our positioning relative to the benchmark has not changed significantly over the past several quarters. We are closely monitoring shifts within the market and taking advantage of relative valuation opportunities as they emerge. Some of these are economically sensitive companies that have underperformed due to short-term earnings concerns, but continue to have attractive long-term prospects and valuations. More

39

MML Global Fund – Portfolio Manager Report (Continued)

recently, we have found opportunities in stable businesses that have become more attractively valued following the recent market rally. As of December 31, 2009, the portfolio held its largest overweight positions in the consumer staples and health care sectors — and the smallest underweight positions in the financial services and utilities/communications sectors.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Nestle SA	3.3%
Linde AG	2.7%
Heineken NV	2.7%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton SA	2.3%
Oracle Corp.	2.2%
Reckitt Benckiser Group PLC	2.1%
Diageo PLC	2.0%
3M Co.	2.0%
The Walt Disney Co.	2.0%
23.9%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
United States	39.0%
France	12.5%
Switzerland	12.1%
United Kingdom	10.1%
Germany	7.4%
Japan	6.3%
Netherlands	4.8%
Canada	1.4%
Republic of Korea	1.3%
Ireland	1.3%
Sweden	0.8%
Singapore	0.7%
Austria	0.5%
Italy	0.4%
Czech Republic	0.4%
Mexico	0.0%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

40

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II and the MSCI World Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Class I	32.06%	-5.32%
Class II	31.96%	-5.09%
MSCI World Index	29.99%	-2.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class I	31.77%	-8.84%
MSCI World Index	29.99%	-7.91%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

41

MML Foreign Fund – Portfolio Manager Report

What is the investment objective of MML Foreign Fund, and who is the Fund's subadviser?
The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. The Fund invests primarily to predominantly in large to medium capitalization companies with market capitalization values greater than $2 billion. The Fund's subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Initial Class shares returned 29.28%, trailing the 31.78% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index (the "benchmark"), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, stock selection in the information technology sector benefited the Fund's performance relative to the benchmark. In particular, South Korean electronics manufacturer Samsung Electronics (although not a benchmark component) and German chip maker Infineon Technologies were significant contributors. Stock selection and an underweight position relative to the benchmark in the utilities sector — specifically, the underperforming electric utilities industry — also helped the Fund's relative results in 2009. In addition, stock selection in the consumer discretionary sector, where UK-based home improvement chain Kingfisher was a standout performer, had a positive impact. Other key contributors to the Fund's relative performance included Norway's Telenor, in the telecommunication services sector, and Brazil's national oil and gas company Vale (not a benchmark holding), in the materials sector.

During the period, the U.S. dollar depreciated against most foreign currencies. This also contributed to the Fund's 2009 absolute performance, since investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Hampering the Fund's relative performance in 2009 were its stock selection in the materials sector and an underweight position in the metals and mining industry. Stock selection and an underweight allocation in the financials sector hurt relative results as well — and Japanese consumer credit company Promise and global insurer ACE (not a benchmark component) were significant detractors in this market segment. An overweight position in the health care sector, specifically Swiss pharmaceuticals and chemicals company Lonza Group, also hurt the Fund's full-year results. Additional significant detractors included Japanese game designer Nintendo (in the information technology sector) and France Telecom (telecommunication services).

From a geographic perspective, Asia was a major contributor to the Fund's 2009 performance and our decision to hold an underweight position in Japan proved particularly beneficial. Our European investments, however, hindered the Fund's full-year results. Stock selection in France and Switzerland, in particular, detracted from the Fund's relative performance.

Subadviser outlook
Our investment focus has always centered on individual companies and longer-term returns. We believe the continued leadership of the market's riskiest stocks is unsustainable, and as markets become more discriminating, our view is that asset prices will ultimately reflect fundamental values as they frequently have over the long term.

Despite a strong rally, the valuations of higher-quality stocks relative to lower-quality holdings are creating compelling opportunities in the stocks that we think are likely to survive an uncertain recovery and thrive in a more discriminating market environment. We plan to take advantage of these buying opportunities as they arise to help the Fund face the challenges it may encounter in 2010.

42

MML Foreign Fund – Portfolio Manager Report (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Telefonica SA Sponsored ADR (Spain)	2.3%
Samsung Electronics Co., Ltd.	2.2%
Sanofi-Aventis	2.0%
Nestle SA	1.9%
DBS Group Holdings, Ltd.	1.9%
Novartis AG	1.8%
Telenor ASA	1.7%
Vodafone Group PLC Sponsored ADR (United Kingdom)	1.7%
Unilever PLC	1.7%
Total SA	1.6%
18.8%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
United Kingdom	20.3%
Germany	11.2%
France	10.2%
Switzerland	8.4%
Netherlands	4.8%
Spain	4.7%
Japan	4.5%
Republic of Korea	4.1%
Singapore	4.0%
Brazil	3.6%
Italy	2.4%
Taiwan	2.2%
Norway	2.2%
Israel	1.5%
Hong Kong	1.4%
South Africa	1.2%
Ireland	1.1%
Portugal	1.0%
China	1.0%
India	1.0%
Sweden	0.9%
Austria	0.8%
Russia	0.7%
Canada	0.6%
Bermuda	0.5%
Denmark	0.5%
Finland	0.3%
Australia	0.3%
Total Long-Term Investments	95.4%
Short-Term Investments and Other Assets and Liabilities	4.6%
Net Assets	100.0%

43

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 5/1/06 - 12/31/09
Initial Class	29.28%	-1.05%
MSCI EAFE Index	31.78%	-2.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/15/08 - 12/31/09
Service Class	29.01%	-6.15%
MSCI EAFE Index	31.78%	-7.42%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

44

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES (g) – 60.3%
COMMON STOCK – 60.3%
Aerospace & Defense – 0.4%
The Boeing Co.	6,000	$324,780
United Technologies Corp.	3,400	235,994
		560,774
Agriculture – 2.3%
Philip Morris International, Inc.	68,000	3,276,920
Auto Manufacturers – 0.2%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	9,100	308,490
Banks – 0.2%
Bank of New York Mellon Corp.	4,300	120,271
State Street Corp.	3,400	148,036
		268,307
Beverages – 2.1%
The Coca-Cola Co.	9,600	547,200
PepsiCo, Inc.	40,300	2,450,240
		2,997,440
Biotechnology – 1.4%
Celgene Corp. (a)	36,600	2,037,888
Chemicals – 1.3%
Air Products & Chemicals, Inc.	5,800	470,148
Monsanto Co.	11,800	964,650
Potash Corporation of Saskatchewan, Inc.	4,300	466,550
		1,901,348
Commercial Services – 1.0%
Iron Mountain, Inc. (a)	13,900	316,364
Paychex, Inc.	28,900	885,496
Strayer Education, Inc.	1,120	237,989
		1,439,849
Computers – 2.6%
Apple, Inc. (a)	5,200	1,096,472
Hewlett-Packard Co.	9,600	494,496
International Business Machines Corp.	6,100	798,490
NetApp, Inc. (a)	18,700	643,093
Research In Motion Ltd. (a)	9,900	668,646
		3,701,197
Cosmetics & Personal Care – 1.2%
Colgate-Palmolive Co.	7,400	607,910
The Procter & Gamble Co.	19,300	1,170,159
		1,778,069
Diversified Financial – 4.2%
The Charles Schwab Corp.	42,900	807,378
CME Group, Inc.	600	201,570
The Goldman Sachs Group, Inc.	18,000	3,039,120
JP Morgan Chase & Co.	41,300	1,720,971
T. Rowe Price Group, Inc.	6,300	335,475
		6,104,514
Electric – 0.1%
Edison International	4,500	156,510
Exelon Corp.	300	14,661
		171,171
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	12,100	515,460
Electronics – 0.8%
Agilent Technologies, Inc. (a)	7,100	220,597
Jabil Circuit, Inc.	26,300	456,831
Mettler-Toledo International, Inc. (a)	1,300	136,487
Tyco Electronics Ltd.	14,100	346,155
		1,160,070
Energy — Alternate Sources – 0.5%
First Solar, Inc. (a)	5,300	717,620
Engineering & Construction – 0.1%
Jacobs Engineering Group, Inc. (a)	3,000	112,830
Foods – 0.9%
General Mills, Inc.	5,900	417,779
Kraft Foods, Inc. Class A	26,744	726,902
Unilever NV NY Shares	5,400	174,582
		1,319,263
Forest Products & Paper – 0.5%
Plum Creek Timber Co., Inc.	17,700	668,352
Gas – 0.3%
Sempra Energy	8,100	453,438
Health Care — Products – 2.5%
Baxter International, Inc.	33,800	1,983,384
Johnson & Johnson	10,400	669,864
Medtronic, Inc.	23,200	1,020,336
		3,673,584
Health Care — Services – 2.9%
Aetna, Inc.	10,000	317,000
Cerner Corp. (a)	21,300	1,755,972
DaVita, Inc. (a)	28,900	1,697,586
UnitedHealth Group, Inc.	13,800	420,624
		4,191,182
Insurance – 2.2%
Allstate Corp.	39,300	1,180,572
Aon Corp.	4,100	157,194
Berkshire Hathaway, Inc. Class A (a)	6	595,200
The Progressive Corp. (a)	57,000	1,025,430
RenaissanceRe Holdings Ltd.	3,400	180,710
		3,139,106
Internet – 2.2%
Google, Inc. Class A (a)	5,050	3,130,899
Yahoo!, Inc. (a)	6,800	114,104
		3,245,003
Iron & Steel – 1.8%
Allegheny Technologies, Inc.	25,700	1,150,589
Cliffs Natural Resources, Inc.	13,400	617,606
Nucor Corp.	16,300	760,395
		2,528,590
Leisure Time – 0.2%
Carnival Corp. (a)	9,500	301,055
Machinery — Diversified – 0.2%
Cummins, Inc.	6,100	279,746
Manufacturing – 1.0%
Danaher Corp.	6,500	488,800
General Electric Co.	26,200	396,406
Illinois Tool Works, Inc.	7,400	355,126

The accompanying notes are an integral part of the financial statements.

45

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Parker Hannifin Corp.	3,300	$177,804
		1,418,136
Media – 2.5%
CBS Corp. Class B	42,200	592,910
Gannett Co., Inc.	27,100	402,435
Scripps Networks Interactive Class A	10,400	431,600
Time Warner Cable, Inc.	10,900	451,151
Viacom, Inc. Class B (a)	19,700	585,681
The Walt Disney Co.	36,000	1,161,000
		3,624,777
Mining – 2.0%
Barrick Gold Corp.	27,600	1,086,888
Freeport-McMoRan Copper & Gold, Inc. (a)	5,300	425,537
Vulcan Materials Co.	26,700	1,406,289
		2,918,714
Oil & Gas – 4.0%
Anadarko Petroleum Corp.	8,400	524,328
Cenovus Energy, Inc.	10,000	252,000
Chevron Corp.	17,100	1,316,529
Diamond Offshore Drilling, Inc.	3,900	383,838
Exxon Mobil Corp.	5,200	354,588
Marathon Oil Corp.	5,700	177,954
Pioneer Natural Resources Co.	9,500	457,615
Royal Dutch Shell PLC Sponsored ADR (United Kingdom) A Shares	33,000	1,983,630
Royal Dutch Shell PLC Sponsored ADR (United Kingdom) B Shares	4,600	267,398
		5,717,880
Oil & Gas Services – 1.6%
Schlumberger Ltd.	23,800	1,549,142
Transocean Ltd. (a)	2,500	207,000
Weatherford International Ltd. (a)	33,500	599,985
		2,356,127
Pharmaceuticals – 3.1%
Allergan, Inc.	18,200	1,146,782
Merck & Co., Inc.	43,825	1,601,365
Shire PLC Sponsored ADR (United Kingdom)	19,500	1,144,650
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	9,700	544,946
		4,437,743
Real Estate Investment Trusts (REITS) – 0.1%
Ventas, Inc.	4,500	196,830
Retail – 3.9%
Coach, Inc.	3,500	127,855
The Home Depot, Inc.	25,500	737,715
Lowe's Cos., Inc.	44,900	1,050,211
Target Corp.	49,200	2,379,804
Wal-Mart Stores, Inc.	24,300	1,298,835
		5,594,420
Savings & Loans – 0.2%
Hudson City Bancorp, Inc.	23,600	324,028
Semiconductors – 1.1%
Broadcom Corp. Class A (a)	21,900	688,755
Maxim Integrated Products, Inc.	26,700	542,010
Microchip Technology, Inc.	9,900	287,694
		1,518,459
Software – 2.0%
Adobe Systems, Inc. (a)	28,000	1,029,840
Microsoft Corp.	17,100	521,379
Oracle Corp.	13,600	333,744
Visa, Inc. Class A	12,000	1,049,520
		2,934,483
Telecommunications – 4.3%
American Tower Corp. Class A (a)	40,700	1,758,647
AT&T, Inc.	10,300	288,709
Cisco Systems, Inc. (a)	66,600	1,594,404
Juniper Networks, Inc. (a)	52,300	1,394,841
Qualcomm, Inc.	25,700	1,188,882
		6,225,483
Toys, Games & Hobbies – 0.3%
Nintendo Co. Ltd. Sponsored ADR (Japan)	16,200	483,084
Transportation – 1.4%
FedEx Corp.	9,700	809,465
Norfolk Southern Corp.	14,800	775,816
Union Pacific Corp.	2,100	134,190
United Parcel Service, Inc. Class B	6,100	349,957
		2,069,428
Water – 0.3%
American Water Works Co., Inc.	19,900	445,959
TOTAL COMMON STOCK (Cost $77,361,022)		87,116,817
TOTAL EQUITIES (Cost $77,361,022)		87,116,817
	Principal Amount
BONDS & NOTES – 37.3%
CORPORATE DEBT – 12.4%
Aerospace & Defense – 0.3%
Lockheed Martin Corp. 7.650% 5/01/16	$310,000	368,612
Northrop Grumman Systems Corp. 7.125% 2/15/11	60,000	63,515
Raytheon Co. 6.400% 12/15/18	60,000	68,198
		500,325
Auto Manufacturers – 0.4%
Daimler Finance NA LLC 7.300% 1/15/12	170,000	184,814
Volvo Treasury AB (b) 5.950% 4/01/15	430,000	443,723
		628,537
Banks – 1.8%
Bank of America Corp. 5.750% 12/01/17	560,000	573,450
Bank of America Corp. 6.500% 8/01/16	550,000	591,427
Barclays Bank PLC 2.500% 1/23/13	435,000	434,499
Capital One Financial Corp. 6.250% 11/15/13	230,000	249,017

The accompanying notes are an integral part of the financial statements.

46

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CoBank ACB FRN (Acquired 6/06/07, Cost $257,000) (b) (c) 0.854% 6/15/22	$295,000	$218,953
HBOS PLC (b) 6.750% 5/21/18	100,000	92,791
Northern Trust Corp. 5.500% 8/15/13	90,000	98,450
Societe Generale (b) 5.750% 4/20/16	100,000	101,342
US AgBank FCB VRN (Acquired 5/10/07, Cost $346,511) (b) (c) 6.110% 12/31/49	345,000	208,087
		2,568,016
Biotechnology – 0.0%
Biogen Idec, Inc. 6.000% 3/01/13	35,000	37,173
Chemicals – 0.1%
Nalco Co. 8.875% 11/15/13	100,000	103,000
Commercial Services – 0.1%
Altegrity, Inc. (b) 10.500% 11/01/15	100,000	89,250
Cosmetics & Personal Care – 0.1%
The Procter & Gamble Co. 4.700% 2/15/19	90,000	92,132
Diversified Financial – 4.2%
American Express Co. 8.150% 3/19/38	50,000	62,558
Capital One Bank USA NA 8.800% 7/15/19	600,000	709,000
The Charles Schwab Corp. 6.375% 9/01/17	40,000	43,314
Citigroup, Inc. 6.125% 11/21/17	275,000	277,193
Federal Home Loan Mortgage Corp. 1.500% 1/07/11	1,710,000	1,724,601
Federal National Mortgage Association 2.750% 3/13/14	2,300,000	2,315,748
Ford Motor Credit Co. LLC 8.000% 12/15/16	200,000	200,266
JP Morgan Chase & Co. 6.300% 4/23/19	350,000	385,027
Morgan Stanley 5.625% 9/23/19	125,000	125,914
Morgan Stanley 6.000% 5/13/14	125,000	134,400
National Rural Utilities Cooperative Finance Corp. 5.500% 7/01/13	50,000	54,120
		6,032,141
Electric – 1.7%
The AES Corp. 7.750% 10/15/15	100,000	101,500
Alabama Power Co. 5.800% 11/15/13	90,000	98,621
Appalachian Power Co. 5.550% 4/01/11	75,000	78,001
The Cleveland Electric Illuminating Co. 8.875% 11/15/18	110,000	135,806
Consumers Energy Co. Series M 5.500% 8/15/16	65,000	68,264
EDF SA (b) 6.500% 1/26/19	90,000	101,036
Edison Mission Energy 7.750% 6/15/16	175,000	148,750
Georgia Power Co. 4.250% 12/01/19	1,025,000	993,271
Jersey Central Power & Light Co. 7.350% 2/01/19	50,000	56,751
Ohio Edison Co. 6.400% 7/15/16	25,000	26,866
Pacific Gas & Electric Co. 4.200% 3/01/11	50,000	51,596
Pacific Gas & Electric Co. 8.250% 10/15/18	110,000	134,315
PacifiCorp 6.000% 1/15/39	30,000	31,529
Progress Energy, Inc. 4.875% 12/01/19	525,000	510,197
		2,536,503
Foods – 0.1%
Delhaize Group 6.500% 6/15/17	25,000	27,151
Kraft Foods, Inc. 6.125% 8/23/18	100,000	105,435
		132,586
Health Care — Services – 0.3%
HCA, Inc. 9.250% 11/15/16	150,000	161,062
Tenet Healthcare Corp. (b) 8.875% 7/01/19	150,000	162,000
WellPoint, Inc. 7.000% 2/15/19	70,000	78,290
		401,352
Insurance – 0.3%
Berkshire Hathaway Finance Corp. 4.600% 5/15/13	120,000	126,732
Liberty Mutual Group, Inc. (b) 7.500% 8/15/36	195,000	178,532
Monumental Global Funding III FRN (b) 0.484% 1/15/14	170,000	156,515
		461,779
Machinery — Construction & Mining – 0.0%
Atlas Copco AB (b) 5.600% 5/22/17	50,000	50,408
Media – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. (b) 8.375% 4/30/14	100,000	102,750
COX Communications, Inc. 7.750% 11/01/10	50,000	52,343
News America, Inc. 6.400% 12/15/35	225,000	231,039
News America, Inc. 6.650% 11/15/37	50,000	52,815
Nielsen Finance LLC/Nielsen Finance Co. 10.000% 8/01/14	200,000	208,500
Thomson Reuters Corp. 5.950% 7/15/13	50,000	54,736
Time Warner, Inc. 5.875% 11/15/16	70,000	75,566
Time Warner, Inc. 6.500% 11/15/36	25,000	26,103
		803,852

The accompanying notes are an integral part of the financial statements.

47

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas – 0.6%
ConocoPhillips 5.750% 2/01/19	$150,000	$164,182
Occidental Petroleum Corp. 7.000% 11/01/13	200,000	229,797
Petrobras International Finance Co. 6.875% 1/20/40	75,000	77,070
Statoil ASA 2.900% 10/15/14	365,000	363,490
		834,539
Pharmaceuticals – 0.1%
AstraZeneca PLC 5.400% 9/15/12	50,000	54,618
Express Scripts, Inc. 7.250% 6/15/19	95,000	107,937
		162,555
Pipelines – 0.5%
Enbridge Energy Partners LP 6.500% 4/15/18	25,000	26,739
Gulfstream Natural Gas System LLC. (b) 6.190% 11/01/25	250,000	242,599
Kinder Morgan Energy Partners LP 5.125% 11/15/14	65,000	68,226
Kinder Morgan Energy Partners LP 6.000% 2/01/17	145,000	152,237
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	70,000	77,364
TransCanada PipeLines Ltd. 6.200% 10/15/37	75,000	79,204
TransCanada PipeLines Ltd. 6.500% 8/15/18	40,000	44,618
		690,987
Retail – 0.3%
CVS Caremark Corp. 6.600% 3/15/19	25,000	27,357
CVS Pass-Through Trust (b) 5.789% 1/10/26	8,366	7,736
New Albertsons, Inc. 7.250% 5/01/13	275,000	278,438
Walgreen Co. 5.250% 1/15/19	110,000	116,733
		430,264
Software – 0.2%
Oracle Corp. 6.125% 7/08/39	250,000	262,509
Telecommunications – 0.6%
AT&T, Inc. 5.625% 6/15/16	50,000	53,712
AT&T, Inc. 6.300% 1/15/38	60,000	60,944
France Telecom 5.375% 7/08/19	350,000	368,959
Telecom Italia Capital SA 5.250% 10/01/15	50,000	52,277
Telecom Italia Capital SA 7.721% 6/04/38	25,000	28,783
Verizon Communications, Inc. 8.950% 3/01/39	55,000	74,418
Vodafone Group PLC 6.150% 2/27/37	80,000	83,338
Windstream Corp. 7.000% 3/15/19	200,000	187,000
		909,431
Transportation – 0.1%
Norfolk Southern Corp. 5.750% 4/01/18	50,000	52,891
Norfolk Southern Corp. 7.050% 5/01/37	30,000	35,380
Union Pacific Corp. 5.700% 8/15/18	105,000	109,987
Union Pacific Corp. 5.750% 11/15/17	15,000	15,826
		214,084
Water – 0.0%
Veolia Environnement 5.250% 6/03/13	50,000	52,880
TOTAL CORPORATE DEBT (Cost $17,464,054)		17,994,303
MUNICIPAL OBLIGATIONS – 0.1%
Dartmouth College 4.750% 6/01/19	175,000	177,245
TOTAL MUNICIPAL OBLIGATIONS (Cost $172,125)		177,245
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.1%
Automobile ABS – 0.0%
AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A4A 5.560% 6/06/14	50,000	51,568
CarMax Auto Owner Trust, Series 2007-2, Class A3 5.230% 12/15/11	17,763	18,043
		69,611
Commercial MBS – 0.9%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 VRN 5.224% 4/10/37	800,000	757,768
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 VRN 5.197% 11/15/30	550,000	541,038
		1,298,806
Credit Card ABS – 0.1%
Washington Mutual Master Note Trust, Series 2006-A2A, Class A FRN (b) 0.283% 6/15/15	100,000	97,113
Student Loans ABS – 0.0%
New Century Home Equity Loan Trust, Series 2006-2, Class A2B FRN 0.391% 8/25/36	44,756	28,956
WL Collateral CMO – 0.1%
Bear Stearns Asset Backed Securities Trust, Series 2005-AC3, Class 2A1 5.250% 6/25/20	81,016	73,688
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,584,599)		1,568,174

The accompanying notes are an integral part of the financial statements.

48

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS – 1.7%
Bolivaria Republic of Venezuela (b) 5.375% 8/07/10	$60,000	$58,500
Brazilian Government International Bond 12.500% 1/05/16	400,000	260,545
Colombia Government International Bond 7.375% 1/27/17	225,000	253,125
Croatia Government International Bond (b) 6.750% 11/05/19	100,000	107,708
Gabonese Republic (b) 8.200% 12/12/17	100,000	104,500
Indonesia Government Bond IDR (d) 9.500% 6/15/15	895,000,000	96,778
Indonesia Government Bond IDR (d) 10.750% 5/15/16	85,000,000	9,655
Indonesia Government Bond IDR (d) 11.000% 10/15/14	75,000,000	8,602
Indonesia Government Bond IDR (d) 12.500% 3/15/13	80,000,000	9,421
Indonesia Government Bond IDR (d) 12.800% 6/15/21	95,000,000	11,780
Mexican Bonos MXN (d) 7.750% 12/14/17	1,400,000	106,490
Republic of Argentina FRN 0.943% 8/03/12	175,000	60,288
Republic of Argentina 7.000% 10/03/15	100,000	85,650
Republic of Colombia COP (d) 9.850% 6/28/27	52,000,000	29,453
Republic of Colombia COP (d) 12.000% 10/22/15	155,000,000	92,988
Republic of Iraq (b) 5.800% 1/15/28	250,000	191,250
Republic of Turkey 7.500% 11/07/19	200,000	225,500
Republic of Turkey TRY (d) 16.000% 3/07/12	174,975	131,531
Republic of Venezuela 9.375% 1/13/34	130,000	87,425
State of Qatar (b) 5.250% 1/20/20	100,000	100,750
Thailand Government Bond THB (d) 3.625% 5/22/15	2,750,000	82,278
Thailand Government Bond THB (d) 5.250% 5/12/14	775,000	24,976
Turkey Government Bond TRY (d) 10.000% 2/15/12	156,018	116,081
United Mexican States MXN (d) 10.000% 12/05/24	300,000	26,319
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,240,358)		2,281,593
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 12.1%
Collateralized Mortgage Obligations – 0.4%
Federal Home Loan Mortgage Corp., Series 3312, Class PA 5.500% 5/15/37	100,636	106,047
Federal Home Loan Mortgage Corp., Series 3233, Class PA 6.000% 10/15/36	89,519	95,994
Federal National Mortgage Association, Series 2007-33, Class HE 5.500% 4/25/37	133,503	140,879
Federal National Mortgage Association, Series 2007-40, Class PT 5.500% 5/25/37	276,539	291,276
		634,196
Pass-Through Securities – 11.7%
Federal Home Loan Mortgage Corp. Pool #G13305 5.000% 11/01/23	563,767	590,656
Pool #A74199 5.000% 2/01/38	1,068,735	1,097,333
Pool #G03865 5.500% 12/01/37	524,434	550,246
Pool #1Q0357 5.705% 11/01/37	89,667	94,190
Pool #1N0364 6.243% 2/01/37	79,814	83,882
Pool #G04553 6.500% 8/01/38	37,808	40,529
Federal Home Loan Mortgage Corp. TBA Pool #23453 6.500% 12/01/35(e)	1,625,000	1,739,257
Federal National Mortgage Association Pool #931195 4.500% 5/01/24	1,200,193	1,236,762
Pool #934854 4.500% 5/01/24	987,173	1,017,251
Pool #992261 4.500% 1/01/39	367,593	367,363
Pool #891908 5.500% 6/01/21	474,212	504,665
Pool #888352 5.500% 5/01/37	1,156,300	1,216,102
Pool #929318 5.500% 3/01/38	96,240	100,962
Pool #962553 5.500% 4/01/38	132,642	139,149
Pool #891436 6.000% 3/01/36	2,217,365	2,360,194
Pool #888408 6.000% 3/01/37	67,070	70,526
Pool #888637 6.000% 9/01/37	374,178	397,111
Pool #940664 6.000% 9/01/37	1,513,197	1,605,939
Pool #944066 6.500% 7/01/37	435,472	464,832
Pool #256860 6.500% 8/01/37	36,161	38,599
Pool #888373 7.000% 3/01/37	260,696	283,045
Pool #955210 7.000% 12/01/37	112,244	122,325
Pool #256975 7.000% 10/01/47	78,758	85,831
Federal National Mortgage Association TBA Pool #19888 5.000% 8/01/35(e)	1,300,000	1,333,922

The accompanying notes are an integral part of the financial statements.

49

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #52325 6.500% 3/01/35 (e)	$1,225,000	$1,311,803
		16,852,474
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $16,929,269)		17,486,670
U.S. TREASURY OBLIGATIONS – 9.9%
U.S. Treasury Bonds & Notes – 9.9%
U.S. Treasury Note 0.875% 3/31/11	1,500,000	1,502,900
U.S. Treasury Note 2.250% 5/31/14	2,250,000	2,235,059
U.S. Treasury Note 2.750% 2/15/19	6,915,000	6,368,012
U.S. Treasury Note 3.125% 5/15/19	4,500,000	4,262,168
		14,368,139
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,411,606)		14,368,139
TOTAL BONDS & NOTES (Cost $52,802,011)		53,876,124
TOTAL LONG-TERM INVESTMENTS (Cost $130,163,033)		140,992,941
SHORT-TERM INVESTMENTS – 4.4%
Repurchase Agreement – 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (f)	6,353,065	6,353,065
TOTAL SHORT-TERM INVESTMENTS (Cost $6,353,065)		6,353,065
TOTAL INVESTMENTS – 102.0% (Cost $136,516,098) (h)		147,346,006
Other Assets/ (Liabilities) – (2.0)%		(2,898,008)
NET ASSETS – 100.0%		$144,447,998

Notes to Portfolio of Investments
ABS	Asset Backed Security
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
COP	Colombian Peso
FRN	Floating Rate Note
IDR	Indonesian Rupiah
MBS	Mortgage Backed Security
MXN	Mexican Peso
TBA	To Be Announced
THB	Thai Baht
TRY	New Turkish Lira
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $2,892,907 or 2.00% of net assets.
(c)	Restricted security. (Note 2).
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(f)	Maturity value of $6,353,069. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $6,480,352.
(g)	A portion of the Portfolio of Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

50

MML Equity Income Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 95.4%
COMMON STOCK – 95.4%
Aerospace & Defense – 1.6%
The Boeing Co.	83,800	$4,536,094
Lockheed Martin Corp.	36,100	2,720,135
		7,256,229
Airlines – 0.6%
Southwest Airlines Co.	233,700	2,671,191
Banks – 8.8%
Allied Irish Banks PLC (a)	134,150	233,316
Bank of America Corp.	648,077	9,760,040
Bank of New York Mellon Corp.	180,600	5,051,382
Capital One Financial Corp.	81,700	3,132,378
KeyCorp	247,700	1,374,735
Marshall & Ilsley Corp.	101,400	552,630
Regions Financial Corp.	233,300	1,234,157
SunTrust Banks, Inc.	141,900	2,879,151
U.S. Bancorp	296,700	6,678,717
Wells Fargo & Co.	317,200	8,561,228
		39,457,734
Biotechnology – 0.6%
Amgen, Inc. (a)	46,200	2,613,534
Building Materials – 0.9%
Masco Corp.	220,900	3,050,629
USG Corp. (a)	80,000	1,124,000
		4,174,629
Chemicals – 1.7%
EI du Pont de Nemours & Co.	115,500	3,888,885
International Flavors & Fragrances, Inc.	90,300	3,714,942
		7,603,827
Coal – 0.1%
CONSOL Energy, Inc.	7,900	393,420
Commercial Services – 0.2%
H&R Block, Inc.	34,300	775,866
Computers – 1.5%
Computer Sciences Corp. (a)	77,400	4,452,822
Dell, Inc. (a)	168,700	2,422,532
		6,875,354
Distribution & Wholesale – 0.4%
Genuine Parts Co.	51,600	1,958,736
Diversified Financial – 7.5%
American Express Co.	243,700	9,874,724
JP Morgan Chase & Co.	361,600	15,067,872
Legg Mason, Inc.	113,300	3,417,128
NYSE Euronext	88,900	2,249,170
SLM Corp. (a)	247,700	2,791,579
		33,400,473
Electric – 6.5%
CenterPoint Energy, Inc.	53,600	777,736
Constellation Energy Group, Inc.	64,500	2,268,465
Duke Energy Corp.	180,600	3,108,126
Entergy Corp.	43,900	3,592,776
Exelon Corp.	32,400	1,583,388
FirstEnergy Corp.	37,000	1,718,650
NRG Energy, Inc. (a)	45,500	1,074,255
PG&E Corp.	64,500	2,879,925
Pinnacle West Capital Corp.	64,500	2,359,410
PPL Corp.	57,100	1,844,901
Progress Energy, Inc.	83,800	3,436,638
TECO Energy, Inc.	61,900	1,004,018
Xcel Energy, Inc.	154,800	3,284,856
		28,933,144
Foods – 2.5%
The Hershey Co.	161,200	5,769,348
Kraft Foods, Inc. Class A	122,500	3,329,550
McCormick & Co., Inc.	51,600	1,864,308
		10,963,206
Forest Products & Paper – 2.4%
International Paper Co.	230,300	6,167,434
MeadWestvaco Corp.	104,200	2,983,246
Weyerhaeuser Co.	38,700	1,669,518
		10,820,198
Gas – 0.9%
NiSource, Inc.	266,200	4,094,156
Hand & Machine Tools – 0.5%
The Black & Decker Corp.	32,200	2,087,526
Health Care — Products – 1.0%
Johnson & Johnson	66,500	4,283,265
Health Care — Services – 0.5%
WellPoint, Inc. (a)	38,500	2,244,165
Home Builders – 0.2%
D.R. Horton, Inc.	72,200	784,814
Home Furnishing – 1.3%
Harman International Industries, Inc.	39,600	1,397,088
Whirlpool Corp.	57,400	4,629,884
		6,026,972
Household Products – 2.7%
Avery Dennison Corp.	83,800	3,057,862
Fortune Brands, Inc.	129,000	5,572,800
Kimberly-Clark Corp.	51,600	3,287,436
		11,918,098
Insurance – 3.6%
The Chubb Corp.	38,700	1,903,266
Lincoln National Corp.	130,800	3,254,304
Marsh & McLennan Cos., Inc.	206,400	4,557,312
The Progressive Corp. (a)	102,100	1,836,779
Sun Life Financial, Inc.	103,700	2,978,264
The Travelers Cos., Inc.	33,100	1,650,366
		16,180,291
Internet – 0.6%
eBay, Inc. (a)	115,100	2,709,454
Iron & Steel – 1.1%
Nucor Corp.	103,700	4,837,605
Leisure Time – 0.5%
Harley-Davidson, Inc.	90,300	2,275,560
Lodging – 0.9%
Marriott International, Inc. Class A	114,664	3,124,594
MGM MIRAGE (a)	119,200	1,087,104
		4,211,698
Machinery — Diversified – 1.4%
Deere & Co.	84,300	4,559,787
Eaton Corp.	23,700	1,507,794
		6,067,581
Manufacturing – 7.2%
3M Co.	96,200	7,952,854
Cooper Industries PLC Class A	67,600	2,882,464
General Electric Co.	679,800	10,285,374
Honeywell International, Inc.	110,300	4,323,760

The accompanying notes are an integral part of the financial statements.

51

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Illinois Tool Works, Inc.	121,400	$5,825,986
Pall Corp.	25,800	933,960
		32,204,398
Media – 5.2%
Cablevision Systems Corp. Class A	126,100	3,255,902
The McGraw-Hill Cos., Inc.	148,300	4,969,533
New York Times Co. Class A (a)	186,100	2,300,196
Time Warner, Inc.	207,333	6,041,684
The Walt Disney Co.	167,700	5,408,325
WPP PLC	140,300	1,370,985
		23,346,625
Mining – 1.3%
Alcoa, Inc.	129,000	2,079,480
Vulcan Materials Co.	68,500	3,607,895
		5,687,375
Oil & Gas – 11.4%
Anadarko Petroleum Corp.	77,400	4,831,308
BP PLC Sponsored ADR (United Kingdom)	96,700	5,605,699
Chevron Corp.	153,900	11,848,761
ConocoPhillips	38,500	1,966,195
Exxon Mobil Corp.	153,900	10,494,441
Murphy Oil Corp.	96,700	5,241,140
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	147,500	8,866,225
Sunoco, Inc.	75,100	1,960,110
		50,813,879
Oil & Gas Services – 1.5%
BJ Services Co.	64,100	1,192,260
Schlumberger Ltd.	83,800	5,454,542
		6,646,802
Pharmaceuticals – 3.4%
Bristol-Myers Squibb Co.	154,800	3,908,700
Eli Lilly & Co.	111,500	3,981,665
Merck & Co., Inc.	144,500	5,280,030
Pfizer, Inc.	100,654	1,830,896
		15,001,291
Pipelines – 0.6%
Spectra Energy Corp.	96,750	1,984,342
The Williams Cos., Inc.	39,100	824,228
		2,808,570
Retail – 4.0%
Bed Bath & Beyond, Inc. (a)	124,300	4,801,709
The Home Depot, Inc.	250,100	7,235,393
Macy's, Inc.	93,400	1,565,384
Tiffany & Co.	61,300	2,635,900
Wal-Mart Stores, Inc.	31,100	1,662,295
		17,900,681
Semiconductors – 1.9%
Analog Devices, Inc.	135,400	4,275,932
Applied Materials, Inc.	109,600	1,527,824
Intel Corp.	128,400	2,619,360
		8,423,116
Software – 2.0%
Electronic Arts, Inc. (a)	97,900	1,737,725
Microsoft Corp.	238,600	7,274,914
		9,012,639
Telecommunications – 4.7%
AT&T, Inc.	323,500	9,067,705
Cisco Systems, Inc. (a)	77,900	1,864,926
Qwest Communications International, Inc.	645,000	2,715,450
Sprint Nextel Corp. (a)	288,000	1,054,080
Verizon Communications, Inc.	134,800	4,465,924
Vodafone Group PLC	821,700	1,904,165
		21,072,250
Toys, Games & Hobbies – 0.7%
Mattel, Inc.	157,400	3,144,852
Transportation – 1.0%
United Parcel Service, Inc. Class B	79,400	4,555,178
TOTAL COMMON STOCK (Cost $423,996,002)		426,236,382
TOTAL EQUITIES (Cost $423,996,002)		426,236,382
	Principal Amount
BONDS & NOTES – 0.5%
CORPORATE DEBT – 0.5%
Auto Manufacturers – 0.5%
Ford Motor Co. 4.250% 12/15/36	$1,826,000	2,305,325
TOTAL CORPORATE DEBT (Cost $833,200)		2,305,325
TOTAL BONDS & NOTES (Cost $833,200)		2,305,325
	Number of Shares
MUTUAL FUNDS – 2.6%
Diversified Financial – 2.6%
T. Rowe Price Reserve Investment Fund	11,728,535	11,728,535
TOTAL MUTUAL FUNDS (Cost $11,728,535)		11,728,535
TOTAL LONG-TERM INVESTMENTS (Cost $436,557,737)		440,270,242
	Principal Amount
SHORT-TERM INVESTMENTS – 1.7%
Repurchase Agreement – 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$7,356,301	7,356,301
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	15,040	15,040
TOTAL SHORT-TERM INVESTMENTS (Cost $7,371,341)		7,371,341
TOTAL INVESTMENTS – 100.2% (Cost $443,929,078) (c)		447,641,583
Other Assets/ (Liabilities) – (0.2)%		(713,194)
NET ASSETS – 100.0%		$446,928,389

The accompanying notes are an integral part of the financial statements.

52

MML Equity Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,356,306. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $7,505,473.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

53

MML Income & Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.3%
COMMON STOCK – 99.2%
Advertising – 0.0%
Harte-Hanks, Inc.	11,434	$123,259
Aerospace & Defense – 2.5%
General Dynamics Corp.	18,584	1,266,871
Lockheed Martin Corp.	20,493	1,544,148
Northrop Grumman Corp.	57,654	3,219,976
Raytheon Co.	12,751	656,931
		6,687,926
Agriculture – 1.2%
Altria Group, Inc.	8,643	169,662
Archer-Daniels-Midland Co.	13,195	413,135
Lorillard, Inc.	463	37,147
Philip Morris International, Inc.	14,857	715,959
Reynolds American, Inc.	36,798	1,949,190
		3,285,093
Apparel – 0.1%
The Timberland Co. Class A (a)	9,622	172,522
Auto Manufacturers – 0.4%
Ford Motor Co. (a)	60,934	609,340
Navistar International Corp. (a)	9,861	381,128
		990,468
Automotive & Parts – 0.3%
TRW Automotive Holdings Corp. (a)	4,688	111,949
WABCO Holdings, Inc.	23,674	610,553
		722,502
Banks – 4.4%
Bank of America Corp.	218,849	3,295,866
Bank of New York Mellon Corp.	33,910	948,462
Canadian Imperial Bank of Commerce	13,466	870,173
Cullen/Frost Bankers, Inc.	2,209	110,450
Fifth Third Bancorp	21,371	208,367
First Horizon National Corp. (a)	11,001	147,417
Huntington Bancshares, Inc.	12,423	45,344
PNC Financial Services Group, Inc.	3,251	171,620
Regions Financial Corp.	11,914	63,025
Royal Bank of Canada	13,047	698,667
SunTrust Banks, Inc.	5,928	120,279
The Toronto-Dominion Bank	14,540	911,949
U.S. Bancorp	85,672	1,928,477
Wells Fargo & Co.	88,919	2,399,924
		11,920,020
Beverages – 0.6%
The Coca-Cola Co.	16,716	952,812
Coca-Cola Enterprises, Inc.	23,012	487,854
Constellation Brands, Inc. Class A (a)	8,065	128,476
		1,569,142
Biotechnology – 1.5%
Amgen, Inc. (a)	74,271	4,201,510
Chemicals – 1.9%
Ashland, Inc.	31,797	1,259,797
CF Industries Holdings, Inc.	6,090	552,850
EI du Pont de Nemours & Co.	66,294	2,232,119
Minerals Technologies, Inc.	4,424	240,975
OM Group, Inc. (a)	12,825	402,577
Terra Industries, Inc.	7,720	248,507
The Valspar Corp.	12,708	344,895
		5,281,720
Commercial Services – 1.1%
Apollo Group, Inc. Class A (a)	1,050	63,609
Convergys Corp. (a)	27,128	291,626
Donnelley (R.R.) & Sons Co.	74,985	1,669,916
Manpower, Inc.	3,477	189,775
Rent-A-Center, Inc. (a)	43,405	769,137
Western Union Co.	8,204	154,645
		3,138,708
Computers – 9.0%
Accenture PLC Class A	65,125	2,702,688
Apple, Inc. (a)	18,616	3,925,370
Computer Sciences Corp. (a)	27,321	1,571,777
EMC Corp. (a)	39,502	690,100
Hewlett-Packard Co.	89,382	4,604,067
International Business Machines Corp.	57,448	7,519,943
Synopsys, Inc. (a)	20,244	451,036
Western Digital Corp. (a)	69,030	3,047,674
		24,512,655
Cosmetics & Personal Care – 2.1%
The Estee Lauder Cos., Inc. Class A	18,858	911,973
The Procter & Gamble Co.	79,934	4,846,398
		5,758,371
Distribution & Wholesale – 0.2%
Ingram Micro, Inc. Class A (a)	5,534	96,568
Tech Data Corp. (a)	8,165	380,979
		477,547
Diversified Financial – 4.7%
American Express Co.	19,252	780,091
BlackRock, Inc.	1,975	458,595
Citigroup, Inc.	224,910	744,452
CME Group, Inc.	2,452	823,750
Discover Financial Services	3,265	48,028
Federated Investors, Inc. Class B	2,508	68,970
The Goldman Sachs Group, Inc.	10,571	1,784,808
Janus Capital Group, Inc.	18,178	244,494
JP Morgan Chase & Co.	122,736	5,114,409
Legg Mason, Inc.	2,877	86,770
Morgan Stanley	57,175	1,692,380
NYSE Euronext	6,881	174,089
TD Ameritrade Holding Corp. (a)	43,271	838,592
		12,859,428
Electric – 4.3%
Constellation Energy Group, Inc.	65,076	2,288,723
DTE Energy Co.	33,654	1,466,978
Duke Energy Corp.	3,735	64,279
Edison International	29,947	1,041,557
Entergy Corp.	4,013	328,424
Exelon Corp.	18,176	888,261
FPL Group, Inc.	51,569	2,723,875

The accompanying notes are an integral part of the financial statements.

54

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Integrys Energy Group, Inc.	19,387	$814,060
NRG Energy, Inc. (a)	13,539	319,656
PG&E Corp.	6,186	276,205
Public Service Enterprise Group, Inc.	44,114	1,466,790
		11,678,808
Electrical Components & Equipment – 0.6%
Emerson Electric Co.	29,431	1,253,761
GrafTech International Ltd. (a)	25,997	404,253
		1,658,014
Electronics – 1.3%
Arrow Electronics, Inc. (a)	19,521	578,017
Avnet, Inc. (a)	10,343	311,945
Brady Corp. Class A	16,581	497,596
Celestica, Inc. (a)	179,288	1,692,478
Garmin Ltd.	6,344	194,761
PerkinElmer, Inc.	9,353	192,578
		3,467,375
Engineering & Construction – 1.1%
Emcor Group, Inc. (a)	75,459	2,029,847
Fluor Corp.	10,179	458,462
The Shaw Group, Inc. (a)	20,147	579,227
		3,067,536
Environmental Controls – 0.0%
Darling International, Inc. (a)	9,114	76,375
Foods – 1.5%
ConAgra Foods, Inc.	3,250	74,913
Del Monte Foods Co.	6,327	71,748
Fresh Del Monte Produce, Inc. (a)	9,153	202,281
General Mills, Inc.	23,272	1,647,890
Kraft Foods, Inc. Class A	31,252	849,429
Sara Lee Corp.	8,755	106,636
SUPERVALU, Inc.	95,464	1,213,348
		4,166,245
Forest Products & Paper – 0.1%
Domtar Corp. (a)	2,321	128,607
International Paper Co.	6,173	165,313
		293,920
Gas – 0.1%
UGI Corp.	6,250	151,188
Hand & Machine Tools – 0.1%
Lincoln Electric Holdings, Inc.	4,755	254,202
Health Care — Products – 5.0%
Baxter International, Inc.	24,180	1,418,882
Becton, Dickinson & Co.	33,251	2,622,174
Boston Scientific Corp. (a)	57,415	516,735
C.R. Bard, Inc.	10,483	816,626
Hill-Rom Holdings, Inc.	27,370	656,606
Johnson & Johnson	118,344	7,622,537
		13,653,560
Health Care — Services – 1.8%
Coventry Health Care, Inc. (a)	72,183	1,753,325
Humana, Inc. (a)	17,182	754,118
WellCare Health Plans, Inc. (a)	3,689	135,607
WellPoint, Inc. (a)	39,444	2,299,191
		4,942,241
Home Builders – 0.6%
NVR, Inc. (a)	2,163	1,537,266
Home Furnishing – 0.1%
Harman International Industries, Inc.	9,134	322,248
Household Products – 1.1%
Blyth, Inc.	1,375	46,365
The Clorox Co.	3,985	243,085
Kimberly-Clark Corp.	44,700	2,847,837
		3,137,287
Insurance – 3.5%
ACE Ltd. (a)	35,900	1,809,360
Allied World Assurance Co. Holdings Ltd.	3,037	139,915
American Financial Group, Inc.	30,763	767,537
Aspen Insurance Holdings Ltd.	40,486	1,030,369
Axis Capital Holdings Ltd.	14,515	412,371
Conseco, Inc. (a)	45,704	228,520
Endurance Specialty Holdings Ltd.	7,365	274,199
Genworth Financial, Inc. Class A (a)	24,245	275,181
The Hartford Financial Services Group, Inc.	12,702	295,449
Metlife, Inc.	24,487	865,615
Principal Financial Group, Inc.	41,382	994,823
Prudential Financial, Inc.	29,170	1,451,499
StanCorp Financial Group, Inc.	1,769	70,795
The Travelers Cos., Inc.	16,697	832,512
		9,448,145
Internet – 2.0%
AOL, Inc. (a)	9,693	225,653
Google, Inc. Class A (a)	4,931	3,057,121
Netflix, Inc. (a)	7,210	397,560
Symantec Corp. (a)	72,361	1,294,538
Yahoo!, Inc. (a)	29,687	498,148
		5,473,020
Iron & Steel – 0.2%
Reliance Steel & Aluminum Co.	10,577	457,138
Lodging – 0.4%
Wyndham Worldwide Corp.	52,694	1,062,838
Machinery — Construction & Mining – 0.4%
Caterpillar, Inc.	17,260	983,647
Machinery — Diversified – 0.7%
Chart Industries, Inc. (a)	2,686	44,454
Cummins, Inc.	4,963	227,603
Eaton Corp.	21,781	1,385,707
Rockwell Automation, Inc.	4,247	199,524
		1,857,288
Manufacturing – 3.1%
3M Co.	10,306	851,997
Actuant Corp. Class A	5,970	110,624
Acuity Brands, Inc.	10,425	371,547
Carlisle Cos., Inc.	27,204	932,009
Dover Corp.	27,691	1,152,223
General Electric Co.	222,273	3,362,990
Honeywell International, Inc.	14,565	570,948
Parker Hannifin Corp.	17,318	933,094
Trinity Industries, Inc.	9,031	157,501
		8,442,933
Media – 2.5%
Comcast Corp. Class A	112,164	1,891,085

The accompanying notes are an integral part of the financial statements.

55

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gannett Co., Inc.	55,507	$824,279
Time Warner, Inc.	96,252	2,804,784
The Walt Disney Co.	38,981	1,257,137
		6,777,285
Metal Fabricate & Hardware – 0.3%
Mueller Industries, Inc.	17,023	422,851
The Timken Co.	14,147	335,425
Worthington Industries, Inc.	13,393	175,047
		933,323
Office Furnishings – 0.0%
Herman Miller, Inc.	3,011	48,116
Oil & Gas – 11.4%
Apache Corp.	9,864	1,017,669
Chevron Corp.	89,253	6,871,588
ConocoPhillips	94,303	4,816,054
ENSCO International PLC Sponsored ADR (United Kingdom)	5,501	219,710
Exxon Mobil Corp.	156,925	10,700,716
Hess Corp.	10,661	644,991
Murphy Oil Corp.	36,421	1,974,018
Occidental Petroleum Corp.	55,481	4,513,379
Tesoro Corp.	6,095	82,587
Valero Energy Corp.	15,582	260,999
		31,101,711
Oil & Gas Services – 0.4%
Helix Energy Solutions Group, Inc. (a)	26,225	308,144
National Oilwell Varco, Inc.	12,968	571,759
Willbros Group, Inc. (a)	6,269	105,758
		985,661
Pharmaceuticals – 4.8%
Bristol-Myers Squibb Co.	117,712	2,972,228
Eli Lilly & Co.	93,287	3,331,279
Merck & Co., Inc.	12,042	440,015
Pfizer, Inc.	331,386	6,027,911
Talecris Biotherapeutics Holdings Corp. (a)	15,891	353,892
		13,125,325
Pipelines – 0.1%
The Williams Cos., Inc.	15,184	320,079
Real Estate Investment Trusts (REITS) – 0.6%
Boston Properties, Inc.	401	26,895
CapitalSource, Inc.	32,802	130,224
Equity Residential	1,077	36,381
HRPT Properties Trust	31,504	203,831
Public Storage	7,590	618,205
Simon Property Group, Inc.	8,357	666,889
Vornado Realty Trust	378	26,437
		1,708,862
Retail – 5.9%
AnnTaylor Stores Corp. (a)	27,547	375,741
AutoNation, Inc. (a)	15,275	292,516
Barnes & Noble, Inc.	23,027	439,125
Big Lots, Inc. (a)	10,789	312,665
Dollar Tree, Inc. (a)	4,216	203,633
Family Dollar Stores, Inc.	22,128	615,822
The Gap, Inc.	134,555	2,818,927
The Home Depot, Inc.	10,354	299,541
Jones Apparel Group, Inc.	39,227	629,986
McDonald's Corp.	50,828	3,173,700
Panera Bread Co. Class A (a)	4,980	333,511
Polo Ralph Lauren Corp.	9,937	804,698
RadioShack Corp.	69,078	1,347,021
Ross Stores, Inc.	26,396	1,127,373
Wal-Mart Stores, Inc.	53,352	2,851,665
World Fuel Services Corp.	17,155	459,583
		16,085,507
Semiconductors – 4.0%
Amkor Technology, Inc. (a)	139,112	996,042
Analog Devices, Inc.	4,848	153,100
Broadcom Corp. Class A (a)	21,087	663,186
Intel Corp.	194,506	3,967,922
LSI Corp. (a)	281,793	1,693,576
Maxim Integrated Products, Inc.	15,679	318,284
NVIDIA Corp. (a)	22,420	418,806
Texas Instruments, Inc.	59,112	1,540,459
Xilinx, Inc.	44,606	1,117,826
		10,869,201
Software – 3.4%
Broadridge Financial Solutions, Inc.	22,275	502,524
Microsoft Corp.	205,701	6,271,823
Novell, Inc. (a)	52,589	218,244
Oracle Corp.	78,770	1,933,016
Parametric Technology Corp. (a)	837	13,677
Sybase, Inc. (a)	8,139	353,233
		9,292,517
Telecommunications – 5.4%
AT&T, Inc.	213,610	5,987,488
Cisco Systems, Inc. (a)	98,715	2,363,237
Qualcomm, Inc.	5,893	272,610
Qwest Communications International, Inc.	212,008	892,554
Sprint Nextel Corp. (a)	62,625	229,208
Verizon Communications, Inc.	153,271	5,077,868
		14,822,965
Toys, Games & Hobbies – 0.3%
Hasbro, Inc.	28,254	905,823
Transportation – 2.1%
CSX Corp.	23,564	1,142,619
FedEx Corp.	5,430	453,134
Norfolk Southern Corp.	20,770	1,088,763
Union Pacific Corp.	32,606	2,083,523
United Parcel Service, Inc. Class B	10,283	589,936
UTI Worldwide, Inc.	27,350	391,652
		5,749,627
TOTAL COMMON STOCK (Cost $241,723,436)		270,558,147
CONVERTIBLE PREFERRED STOCK – 0.1%
Banks – 0.1%
Bank of America Corp.	13,462	200,853
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $201,930)		200,853
TOTAL EQUITIES (Cost $241,925,366)		270,759,000
MUTUAL FUNDS – 0.1%
Diversified Financial – 0.1%
Financial Select Sector SPDR Fund	26,188	376,845
TOTAL MUTUAL FUNDS (Cost $373,441)		376,845
TOTAL LONG-TERM INVESTMENTS (Cost $242,298,807)		271,135,845

The accompanying notes are an integral part of the financial statements.

56

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$2,066,098	$2,066,098
TOTAL SHORT-TERM INVESTMENTS (Cost $2,066,098)		2,066,098
TOTAL INVESTMENTS – 100.2% (Cost $244,364,905) (c)		273,201,943
Other Assets/ (Liabilities) – (0.2)%		(532,845)
NET ASSETS – 100.0%		$272,669,098

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,066,099. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24 and an aggregate market value, including accrued interest, of $2,109,664.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

57

MML Growth & Income Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.6%
COMMON STOCK – 98.6%
Aerospace & Defense – 0.6%
The Boeing Co.	10,300	$557,539
United Technologies Corp.	5,800	402,578
		960,117
Agriculture – 3.9%
Altria Group, Inc.	16,200	318,006
Philip Morris International, Inc.	123,400	5,946,646
		6,264,652
Auto Manufacturers – 0.5%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	21,100	715,290
Banks – 0.4%
Bank of New York Mellon Corp.	9,000	251,730
State Street Corp.	7,700	335,258
		586,988
Beverages – 3.4%
The Coca-Cola Co.	16,600	946,200
PepsiCo, Inc.	73,200	4,450,560
		5,396,760
Biotechnology – 2.2%
Celgene Corp. (a)	62,500	3,480,000
Chemicals – 2.1%
Air Products & Chemicals, Inc.	9,600	778,176
Monsanto Co.	19,700	1,610,475
Potash Corporation of Saskatchewan, Inc.	8,900	965,650
		3,354,301
Commercial Services – 1.6%
Iron Mountain, Inc. (a)	22,900	521,204
Paychex, Inc.	52,400	1,605,536
Strayer Education, Inc.	2,050	435,605
		2,562,345
Computers – 4.0%
Apple, Inc. (a)	9,700	2,045,342
Hewlett-Packard Co.	15,500	798,405
International Business Machines Corp.	10,200	1,335,180
NetApp, Inc. (a)	28,200	969,798
Research In Motion Ltd. (a)	16,900	1,141,426
		6,290,151
Cosmetics & Personal Care – 2.0%
Colgate-Palmolive Co.	14,300	1,174,745
The Procter & Gamble Co.	33,500	2,031,105
		3,205,850
Diversified Financial – 6.4%
The Charles Schwab Corp.	73,500	1,383,270
The Goldman Sachs Group, Inc.	30,700	5,183,388
JP Morgan Chase & Co.	71,400	2,975,238
T. Rowe Price Group, Inc.	10,500	559,125
		10,101,021
Electric – 0.2%
Edison International	8,400	292,152
Exelon Corp.	1,100	53,757
		345,909
Electrical Components & Equipment – 0.6%
Emerson Electric Co.	22,100	941,460
Electronics – 1.5%
Agilent Technologies, Inc. (a)	21,800	677,326
Jabil Circuit, Inc.	48,400	840,708
Mettler-Toledo International, Inc. (a)	2,500	262,475
Tyco Electronics Ltd.	27,700	680,035
		2,460,544
Energy — Alternate Sources – 0.8%
First Solar, Inc. (a)	9,500	1,286,300
Engineering & Construction – 0.1%
Jacobs Engineering Group, Inc. (a)	4,500	169,245
Foods – 1.7%
General Mills, Inc.	11,200	793,072
Kraft Foods, Inc. Class A	59,701	1,622,673
Unilever NV NY Shares	9,900	320,067
		2,735,812
Forest Products & Paper – 0.8%
Plum Creek Timber Co., Inc.	32,300	1,219,648
Gas – 0.5%
Sempra Energy	13,200	738,936
Health Care — Products – 4.5%
Baxter International, Inc.	69,100	4,054,788
Johnson & Johnson	19,800	1,275,318
Medtronic, Inc.	41,600	1,829,568
		7,159,674
Health Care — Services – 4.6%
Aetna, Inc.	17,500	554,750
Cerner Corp. (a)	38,700	3,190,428
DaVita, Inc. (a)	46,500	2,731,410
UnitedHealth Group, Inc.	25,000	762,000
		7,238,588
Insurance – 3.5%
Allstate Corp.	70,900	2,129,836
Aon Corp.	7,400	283,716
Berkshire Hathaway, Inc. Class A (a)	10	992,000
The Progressive Corp. (a)	106,500	1,915,935
RenaissanceRe Holdings Ltd.	5,800	308,270
		5,629,757
Internet – 3.7%
Google, Inc. Class A (a)	9,200	5,703,816
Yahoo!, Inc. (a)	13,400	224,852
		5,928,668
Iron & Steel – 2.7%
Allegheny Technologies, Inc.	42,300	1,893,771
Cliffs Natural Resources, Inc.	21,100	972,499
Nucor Corp.	29,600	1,380,840
		4,247,110
Leisure Time – 0.5%
Carnival Corp. (a)	23,300	738,377
Machinery — Diversified – 0.4%
Cummins, Inc.	12,500	573,250
Manufacturing – 1.7%
Danaher Corp.	10,400	782,080
General Electric Co.	52,600	795,838
Illinois Tool Works, Inc.	14,900	715,051

The accompanying notes are an integral part of the financial statements.

58

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Parker Hannifin Corp.	6,200	$334,056
		2,627,025
Media – 4.2%
CBS Corp. Class B	88,600	1,244,830
Gannett Co., Inc.	35,400	525,690
Scripps Networks Interactive Class A	18,300	759,450
Time Warner Cable, Inc.	22,000	910,580
Viacom, Inc. Class B (a)	37,900	1,126,767
The Walt Disney Co.	66,400	2,141,400
		6,708,717
Mining – 3.3%
Barrick Gold Corp.	49,900	1,965,062
Freeport-McMoRan Copper & Gold, Inc. (a)	9,700	778,813
Vulcan Materials Co.	48,600	2,559,762
		5,303,637
Oil & Gas – 6.3%
Anadarko Petroleum Corp.	11,500	717,830
Cenovus Energy, Inc.	18,100	456,120
Chevron Corp.	28,300	2,178,817
Diamond Offshore Drilling, Inc.	7,100	698,782
Exxon Mobil Corp.	9,300	634,167
Marathon Oil Corp.	13,800	430,836
Pioneer Natural Resources Co.	18,300	881,511
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	61,300	3,684,743
Royal Dutch Shell PLC Sponsored ADR (United Kingdom)	5,800	337,154
		10,019,960
Oil & Gas Services – 2.6%
Schlumberger Ltd.	42,900	2,792,361
Transocean Ltd. (a)	2,900	240,120
Weatherford International Ltd. (a)	57,500	1,029,825
		4,062,306
Pharmaceuticals – 5.1%
Allergan, Inc.	32,700	2,060,427
Merck & Co., Inc.	76,509	2,795,639
Shire PLC Sponsored ADR (United Kingdom)	35,600	2,089,720
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	19,400	1,089,892
		8,035,678
Real Estate Investment Trusts (REITS) – 0.2%
Ventas, Inc.	8,900	389,286
Retail – 6.6%
Coach, Inc.	6,350	231,965
Costco Wholesale Corp.	4,900	289,933
The Home Depot, Inc.	43,000	1,243,990
Lowe's Cos., Inc.	76,200	1,782,318
Target Corp.	89,400	4,324,278
Urban Outfitters, Inc. (a)	14,100	493,359
Wal-Mart Stores, Inc.	40,400	2,159,380
		10,525,223
Savings & Loans – 0.4%
Hudson City Bancorp, Inc.	46,500	638,445
Semiconductors – 1.7%
Broadcom Corp. Class A (a)	40,500	1,273,725
Maxim Integrated Products, Inc.	46,400	941,920
Microchip Technology, Inc.	18,500	537,610
		2,753,255
Software – 3.0%
Adobe Systems, Inc. (a)	50,400	1,853,712
Microsoft Corp.	25,300	771,397
Oracle Corp.	24,600	603,684
Visa, Inc. Class A	18,200	1,591,772
		4,820,565
Telecommunications – 7.0%
American Tower Corp. Class A (a)	71,500	3,089,515
AT&T, Inc.	22,800	639,084
Cisco Systems, Inc. (a)	119,600	2,863,224
Juniper Networks, Inc. (a)	89,100	2,376,297
Qualcomm, Inc.	46,900	2,169,594
		11,137,714
Toys, Games & Hobbies – 0.5%
Nintendo Co. Ltd. Sponsored ADR (Japan)	29,100	867,762
Transportation – 2.4%
FedEx Corp.	17,400	1,452,030
Norfolk Southern Corp.	26,400	1,383,888
Union Pacific Corp.	4,000	255,600
United Parcel Service, Inc. Class B	12,400	711,388
		3,802,906
Water – 0.4%
American Water Works Co., Inc.	30,700	687,987
TOTAL COMMON STOCK (Cost $140,633,326)		156,711,219
TOTAL EQUITIES (Cost $140,633,326)		156,711,219
TOTAL LONG-TERM INVESTMENTS (Cost $140,633,326)		156,711,219
	Principal Amount
SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreement – 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$1,131,466	1,131,466
TOTAL SHORT-TERM INVESTMENTS (Cost $1,131,466)		1,131,466
TOTAL INVESTMENTS – 99.3% (Cost $141,764,792) (c)		157,842,685
Other Assets/ (Liabilities) – 0.7%		1,142,040
NET ASSETS – 100.0%		$158,984,725

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,131,467. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $1,154,985.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.3%
COMMON STOCK – 99.3%
Aerospace & Defense – 1.4%
United Technologies Corp.	8,350	$579,573
Agriculture – 1.4%
Philip Morris International, Inc.	12,300	592,737
Apparel – 0.8%
Nike, Inc. Class B	4,800	317,136
Beverages – 2.2%
PepsiCo, Inc.	14,780	898,624
Biotechnology – 2.6%
Alexion Pharmaceuticals, Inc. (a)	5,220	254,840
Amgen, Inc. (a)	8,700	492,159
Celgene Corp. (a)	6,320	351,898
		1,098,897
Chemicals – 2.5%
FMC Corp.	6,560	365,786
Praxair, Inc.	8,510	683,438
		1,049,224
Computers – 8.7%
Apple, Inc. (a)	7,940	1,674,229
Cognizant Technology Solutions Corp. Class A (a)	9,190	416,307
EMC Corp. (a)	42,960	750,511
Hewlett-Packard Co.	5,440	280,214
NetApp, Inc. (a)	6,460	222,159
Research In Motion Ltd. (a)	4,190	282,993
		3,626,413
Cosmetics & Personal Care – 3.0%
Avon Products, Inc.	11,020	347,130
Colgate-Palmolive Co.	11,170	917,615
		1,264,745
Diversified Financial – 7.4%
BlackRock, Inc.	3,100	719,820
Franklin Resources, Inc.	6,630	698,470
The Goldman Sachs Group, Inc.	3,820	644,969
IntercontinentalExchange, Inc. (a)	4,080	458,184
JP Morgan Chase & Co.	13,570	565,462
		3,086,905
Electric – 1.2%
The AES Corp. (a)	37,240	495,664
Electrical Components & Equipment – 0.8%
AMETEK, Inc.	8,240	315,098
Engineering & Construction – 0.9%
ABB Ltd. Sponsored ADR (Switzerland) (a)	19,140	365,574
Entertainment – 0.6%
DreamWorks Animation SKG, Inc. Class A (a)	6,730	268,864
Foods – 1.1%
General Mills, Inc.	6,670	472,303
Health Care — Products – 4.9%
Alcon, Inc.	3,770	619,599
Baxter International, Inc.	7,410	434,819
Medtronic, Inc.	11,950	525,561
QIAGEN NV (a)	9,140	204,005
St. Jude Medical, Inc. (a)	7,100	261,138
		2,045,122
Health Care — Services – 0.4%
UnitedHealth Group, Inc.	5,860	178,613
Household Products – 0.8%
Church & Dwight Co., Inc.	5,830	352,423
Internet – 6.6%
Amazon.com, Inc. (a)	8,450	1,136,694
Check Point Software Technologies Ltd. (a)	12,780	432,987
Google, Inc. Class A (a)	1,890	1,171,762
		2,741,443
Leisure Time – 1.0%
Carnival Corp. (a)	12,590	398,977
Machinery — Diversified – 2.3%
Cummins, Inc.	14,770	677,352
Deere & Co.	5,630	304,527
		981,879
Manufacturing – 2.6%
3M Co.	7,160	591,917
Danaher Corp.	6,690	503,088
		1,095,005
Media – 3.5%
Comcast Corp. Class A	17,440	294,038
DIRECTV Class A (a)	10,570	352,510
Time Warner, Inc.	16,270	474,108
The Walt Disney Co.	10,120	326,370
		1,447,026
Metal Fabricate & Hardware – 1.2%
Precision Castparts Corp.	4,650	513,127
Mining – 1.9%
Freeport-McMoRan Copper & Gold, Inc. (a)	9,830	789,251
Oil & Gas – 1.4%
Southwestern Energy Co. (a)	12,090	582,738
Oil & Gas Services – 3.3%
Cameron International Corp. (a)	16,570	692,626
Transocean Ltd. (a)	8,240	682,272
		1,374,898
Pharmaceuticals – 6.0%
Abbott Laboratories	9,230	498,328
Allergan, Inc.	7,050	444,220
Express Scripts, Inc. (a)	6,360	549,822
Gilead Sciences, Inc. (a)	7,250	313,780
Shire PLC Sponsored ADR (United Kingdom)	5,630	330,481
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	6,370	357,867
		2,494,498
Retail – 4.6%
Best Buy Co., Inc.	6,910	272,669
Coach, Inc.	6,810	248,769
The Gap, Inc.	7,940	166,343
Kohl's Corp. (a)	5,410	291,761
Lowe's Cos., Inc.	16,860	394,355
McDonald's Corp.	2,570	160,471
Target Corp.	8,030	388,411
		1,922,779

The accompanying notes are an integral part of the financial statements.

60

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors – 4.7%
Broadcom Corp. Class A (a)	12,030	$378,343
Intel Corp.	35,110	716,244
Marvell Technology Group Ltd. (a)	28,420	589,715
NVIDIA Corp. (a)	13,910	259,839
		1,944,141
Software – 9.5%
Adobe Systems, Inc. (a)	17,270	635,191
Citrix Systems, Inc. (a)	9,130	379,899
Microsoft Corp.	42,600	1,298,874
Oracle Corp.	18,190	446,383
Visa, Inc. Class A	13,620	1,191,205
		3,951,552
Telecommunications – 7.7%
American Tower Corp. Class A (a)	16,440	710,372
Cisco Systems, Inc. (a)	55,350	1,325,079
Juniper Networks, Inc. (a)	16,340	435,788
Qualcomm, Inc.	15,990	739,698
		3,210,937
Transportation – 2.3%
CSX Corp.	9,030	437,865
Expeditors International of Washington, Inc.	14,470	502,543
		940,408
TOTAL COMMON STOCK (Cost $35,017,853)		41,396,574
TOTAL EQUITIES (Cost $35,017,853)		41,396,574
TOTAL LONG-TERM INVESTMENTS (Cost $35,017,853)		41,396,574
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreement – 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$354,824	354,824
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	19,890	19,890
TOTAL SHORT-TERM INVESTMENTS (Cost $374,714)		374,714
TOTAL INVESTMENTS – 100.2% (Cost $35,392,567) (c)		41,771,288
Other Assets/ (Liabilities) – (0.2)%		(64,120)
NET ASSETS – 100.0%		$41,707,168

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $354,824. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $364,942.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK – 97.5%
Aerospace & Defense – 4.5%
Goodrich Corp.	35,500	$2,280,876
United Technologies Corp.	37,400	2,595,934
		4,876,810
Apparel – 2.3%
Nike, Inc. Class B	37,800	2,497,446
Banks – 2.3%
Wells Fargo & Co.	93,300	2,518,167
Beverages – 5.0%
Diageo PLC Sponsored ADR (United Kingdom)	20,700	1,436,787
PepsiCo, Inc.	63,800	3,879,040
		5,315,827
Biotechnology – 2.0%
Genzyme Corp. (a)	43,300	2,122,133
Chemicals – 1.9%
Monsanto Co.	24,800	2,027,400
Commercial Services – 5.4%
Paychex, Inc.	111,000	3,401,040
Quanta Services, Inc. (a)	116,600	2,429,944
		5,830,984
Computers – 8.0%
Apple, Inc. (a)	17,200	3,626,792
EMC Corp. (a)	282,400	4,933,528
		8,560,320
Diversified Financial – 4.9%
American Express Co.	129,100	5,231,132
Environmental Controls – 2.2%
Nalco Holding Co.	92,100	2,349,471
Health Care — Products – 5.6%
Medtronic, Inc.	72,900	3,206,142
Stryker Corp.	56,100	2,825,757
		6,031,899
Insurance – 2.9%
Aflac, Inc.	66,600	3,080,250
Internet – 13.8%
Amazon.com, Inc. (a)	32,300	4,344,996
Google, Inc. Class A (a)	5,975	3,704,380
Rackspace Hosting, Inc. (a)	150,700	3,142,095
Yahoo!, Inc. (a)	218,200	3,661,396
		14,852,867
Oil & Gas – 1.3%
Chesapeake Energy Corp.	51,800	1,340,584
Oil & Gas Services – 4.6%
Halliburton Co.	83,000	2,497,470
Transocean Ltd. (a)	29,900	2,475,720
		4,973,190
Pharmaceuticals – 3.6%
Allergan, Inc.	62,000	3,906,620
Retail – 3.9%
Costco Wholesale Corp.	33,200	1,964,444
Yum! Brands, Inc.	63,300	2,213,601
		4,178,045
Software – 9.4%
Autodesk, Inc. (a)	103,700	2,635,017
Microsoft Corp.	159,400	4,860,106
Red Hat, Inc. (a)	82,500	2,549,250
		10,044,373
Telecommunications – 10.2%
Cisco Systems, Inc. (a)	176,100	4,215,834
Nokia Oyj Sponsored ADR (Finland)	241,500	3,103,275
Qualcomm, Inc.	79,000	3,654,540
		10,973,649
Transportation – 3.7%
Expeditors International of Washington, Inc.	56,800	1,972,664
United Parcel Service, Inc. Class B	34,500	1,979,265
		3,951,929
TOTAL COMMON STOCK (Cost $83,475,898)		104,663,096
TOTAL EQUITIES (Cost $83,475,898)		104,663,096
TOTAL LONG-TERM INVESTMENTS (Cost $83,475,898)		104,663,096
	Principal Amount
SHORT-TERM INVESTMENTS – 2.7%
Repurchase Agreement – 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$2,924,288	2,924,288
TOTAL SHORT-TERM INVESTMENTS (Cost $2,924,288)		2,924,288
TOTAL INVESTMENTS – 100.2% (Cost $86,400,186) (c)		107,587,384
Other Assets/ (Liabilities) – (0.2)%		(246,927)
NET ASSETS – 100.0%		$107,340,457

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,924,289. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $2,986,471.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.7%
COMMON STOCK – 97.7%
Aerospace & Defense – 0.8%
Northrop Grumman Corp.	51,000	$2,848,350
Airlines – 0.3%
Southwest Airlines Co.	106,840	1,221,181
Banks – 5.5%
City National Corp.	37,300	1,700,880
Commerce Bancshares, Inc.	117,766	4,559,899
Northern Trust Corp.	221,402	11,601,465
Northwest Bancshares, Inc.	117,000	1,324,440
State Street Corp.	44,300	1,928,822
		21,115,506
Beverages – 0.7%
Coca-Cola Enterprises, Inc.	67,900	1,439,480
The Pepsi Bottling Group, Inc.	28,800	1,080,000
		2,519,480
Chemicals – 0.8%
International Flavors & Fragrances, Inc.	27,152	1,117,033
Minerals Technologies, Inc.	36,481	1,987,120
		3,104,153
Commercial Services – 0.5%
Automatic Data Processing, Inc.	45,200	1,935,464
Computers – 1.8%
Cadence Design Systems, Inc. (a)	360,800	2,161,192
Diebold, Inc.	122,707	3,491,014
Synopsys, Inc. (a)	52,100	1,160,788
		6,812,994
Distribution & Wholesale – 1.5%
Genuine Parts Co.	154,218	5,854,115
Diversified Financial – 1.1%
AllianceBernstein Holding LP	86,300	2,425,030
Ameriprise Financial, Inc.	44,706	1,735,487
		4,160,517
Electric – 9.1%
Ameren Corp.	33,889	947,198
American Electric Power Co., Inc.	19,648	683,554
Great Plains Energy, Inc.	20,957	406,356
IDACORP, Inc.	192,573	6,152,707
Northeast Utilities	115,771	2,985,734
PG&E Corp.	33,900	1,513,635
Portland General Electric Co.	158,581	3,236,638
Westar Energy, Inc.	290,577	6,311,333
Wisconsin Energy Corp.	182,939	9,115,850
Xcel Energy, Inc.	164,185	3,484,006
		34,837,011
Electrical Components & Equipment – 2.7%
Emerson Electric Co.	46,200	1,968,120
Hubbell, Inc. Class B	85,551	4,046,562
Molex, Inc.	201,480	4,341,894
		10,356,576
Electronics – 0.2%
AVX Corp.	51,437	651,707
Woodward Governor Co.	9,000	231,930
		883,637
Entertainment – 2.3%
International Speedway Corp. Class A	170,821	4,859,857
Speedway Motorsports, Inc.	222,154	3,914,354
		8,774,211
Environmental Controls – 4.6%
IESI-BFC Ltd.	206,050	3,300,921
Republic Services, Inc.	222,628	6,302,598
Waste Management, Inc.	239,212	8,087,758
		17,691,277
Foods – 7.7%
Campbell Soup Co.	176,200	5,955,560
ConAgra Foods, Inc.	351,809	8,109,197
H.J. Heinz Co.	160,400	6,858,704
The Hershey Co.	58,900	2,108,031
Kellogg Co.	36,700	1,952,440
Kraft Foods, Inc. Class A	157,000	4,267,260
		29,251,192
Forest Products & Paper – 0.5%
Weyerhaeuser Co.	41,555	1,792,683
Gas – 1.0%
Southwest Gas Corp.	128,204	3,657,660
Health Care — Products – 3.2%
Beckman Coulter, Inc.	46,281	3,028,629
Boston Scientific Corp. (a)	269,100	2,421,900
CareFusion Corp. (a)	39,250	981,642
Covidien PLC	16,100	771,029
Symmetry Medical, Inc. (a)	367,763	2,964,170
Zimmer Holdings, Inc. (a)	34,000	2,009,740
		12,177,110
Health Care — Services – 1.6%
LifePoint Hospitals, Inc. (a)	137,500	4,470,125
Select Medical Holdings Corp. (a)	155,905	1,655,711
		6,125,836
Household Products – 3.2%
Fortune Brands, Inc.	136,100	5,879,520
Kimberly-Clark Corp.	100,294	6,389,731
		12,269,251
Insurance – 14.5%
ACE Ltd. (a)	108,700	5,478,480
Allstate Corp.	162,500	4,881,500
Aon Corp.	288,400	11,057,256
The Chubb Corp.	178,600	8,783,548
HCC Insurance Holdings, Inc.	137,335	3,841,260
Marsh & McLennan Cos., Inc.	624,811	13,795,827
Transatlantic Holdings, Inc.	51,255	2,670,898
The Travelers Cos., Inc.	98,000	4,886,280
		55,395,049
Lodging – 0.3%
Hyatt Hotels Corp. Class A (a)	43,233	1,288,776
Machinery — Diversified – 1.4%
Altra Holdings, Inc. (a)	353,550	4,366,342
Robbins & Myers, Inc.	40,300	947,856
		5,314,198
Manufacturing – 0.4%
Dover Corp.	38,800	1,614,468

The accompanying notes are an integral part of the financial statements.

63

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Metal Fabricate & Hardware – 1.5%
Kaydon Corp.	164,010	$5,864,998
Mining – 1.3%
Newmont Mining Corp.	50,489	2,388,635
Vulcan Materials Co.	49,900	2,628,233
		5,016,868
Office Equipment/Supplies – 1.5%
Pitney Bowes, Inc.	256,000	5,826,560
Oil & Gas – 7.4%
Apache Corp.	22,494	2,320,706
EOG Resources, Inc.	20,400	1,984,920
EQT Corp.	115,862	5,088,659
Helmerich & Payne, Inc.	17,300	689,924
Imperial Oil Ltd.	271,800	10,560,333
Murphy Oil Corp.	57,400	3,111,080
Noble Energy, Inc.	63,000	4,486,860
		28,242,482
Oil & Gas Services – 0.8%
Baker Hughes, Inc.	30,600	1,238,688
BJ Services Co.	96,600	1,796,760
		3,035,448
Packaging & Containers – 1.6%
Bemis Co., Inc.	132,963	3,942,353
Sonoco Products Co.	67,300	1,968,525
		5,910,878
Pharmaceuticals – 1.4%
Cardinal Health, Inc.	66,200	2,134,288
Patterson Cos., Inc. (a)	72,400	2,025,752
Talecris Biotherapeutics Holdings Corp. (a)	44,291	986,361
		5,146,401
Real Estate Investment Trusts (REITS) – 2.3%
Boston Properties, Inc.	32,150	2,156,301
Government Properties Income Trust	128,195	2,945,921
Host Hotels & Resorts, Inc. (a)	325,638	3,800,195
		8,902,417
Retail – 5.6%
CEC Entertainment, Inc. (a)	150,500	4,803,960
Family Dollar Stores, Inc.	83,500	2,323,805
Lowe's Cos., Inc.	358,300	8,380,637
PetSmart, Inc.	139,800	3,731,262
Target Corp.	40,900	1,978,333
		21,217,997
Savings & Loans – 1.8%
Hudson City Bancorp, Inc.	197,800	2,715,794
People's United Financial, Inc.	240,912	4,023,230
		6,739,024
Semiconductors – 2.7%
Applied Materials, Inc.	293,000	4,084,420
Emulex Corp. (a)	282,600	3,080,340
KLA-Tencor Corp.	11,700	423,072
Verigy Ltd. (a)	194,300	2,500,641
		10,088,473
Software – 0.2%
IMS Health, Inc.	38,700	815,022
Telecommunications – 3.2%
BCE, Inc.	156,377	4,333,429
CenturyTel, Inc.	163,687	5,927,106
Iowa Telecommunications Services, Inc.	111,000	1,860,360
		12,120,895
Toys, Games & Hobbies – 0.4%
Mattel, Inc.	78,300	1,564,434
Transportation – 0.3%
Heartland Express, Inc.	75,700	1,155,939
TOTAL COMMON STOCK (Cost $325,688,900)		372,648,531
TOTAL EQUITIES (Cost $325,688,900)		372,648,531
MUTUAL FUNDS – 2.6%
Diversified Financial – 2.6%
iShares Russell Midcap Value Index Fund	273,800	10,125,124
TOTAL MUTUAL FUNDS (Cost $9,731,304)		10,125,124
TOTAL LONG-TERM INVESTMENTS (Cost $335,420,204)		382,773,655
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreement – 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$3,282,987	3,282,987
TOTAL SHORT-TERM INVESTMENTS (Cost $3,282,987)		3,282,987
TOTAL INVESTMENTS – 101.2% (Cost $338,703,191) (c)		386,056,642
Other Assets/ (Liabilities) – (1.2)%		(4,510,809)
NET ASSETS – 100.0%		$381,545,833

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $3,282,989. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $3,350,747.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

64

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 95.3%
COMMON STOCK – 95.3%
Advertising – 1.1%
Lamar Advertising Co. Class A (a)	101,400	$3,152,526
Aerospace & Defense – 2.3%
Alliant Techsystems, Inc. (a)	15,000	1,324,050
Goodrich Corp.	32,000	2,056,000
Rockwell Collins, Inc.	58,000	3,210,880
		6,590,930
Airlines – 0.5%
Southwest Airlines Co.	120,000	1,371,600
Automotive & Parts – 0.5%
WABCO Holdings, Inc.	52,000	1,341,080
Banks – 2.6%
Fifth Third Bancorp	138,000	1,345,500
KeyCorp	249,000	1,381,950
M&T Bank Corp.	19,000	1,270,910
Marshall & Ilsley Corp.	248,000	1,351,600
SunTrust Banks, Inc.	66,000	1,339,140
TCF Financial Corp.	46,000	626,520
		7,315,620
Biotechnology – 3.4%
Alexion Pharmaceuticals, Inc. (a)	24,000	1,171,680
Human Genome Sciences, Inc. (a)	93,000	2,845,800
Illumina, Inc. (a)	42,000	1,287,300
Millipore Corp. (a)	19,000	1,374,650
Myriad Genetics, Inc. (a)	19,000	495,900
Regeneron Pharmaceuticals, Inc. (a)	5,000	120,900
Vertex Pharmaceuticals, Inc. (a)	57,000	2,442,450
		9,738,680
Coal – 1.5%
CONSOL Energy, Inc.	55,000	2,739,000
Peabody Energy Corp.	37,000	1,672,770
		4,411,770
Commercial Services – 6.6%
Education Management Corp. (a)	30,000	660,300
Global Payments, Inc.	84,000	4,524,240
Hertz Global Holdings, Inc. (a)	176,000	2,097,920
Manpower, Inc.	40,000	2,183,200
Quanta Services, Inc. (a)	83,000	1,729,720
Robert Half International, Inc.	109,000	2,913,570
Verisk Analytics, Inc. Class A (a)	24,000	726,720
Western Union Co.	205,000	3,864,250
		18,699,920
Computers – 1.7%
IHS, Inc. Class A (a)	47,000	2,576,070
MICROS Systems, Inc. (a)	61,000	1,892,830
Palm, Inc. (a)	48,000	481,920
		4,950,820
Distribution & Wholesale – 1.0%
Fastenal Co.	68,900	2,868,996
Diversified Financial – 3.9%
E*TRADE Financial Corp. (a)	407,000	712,250
Eaton Vance Corp.	74,000	2,250,340
Interactive Brokers Group, Inc. Class A (a)	65,000	1,151,800
IntercontinentalExchange, Inc. (a)	19,000	2,133,700
Janus Capital Group, Inc.	116,000	1,560,200
Raymond James Financial, Inc.	51,000	1,212,270
TD Ameritrade Holding Corp. (a)	111,000	2,151,180
		11,171,740
Electric – 0.9%
Calpine Corp. (a)	226,000	2,486,000
Electrical Components & Equipment – 1.9%
A123 Systems, Inc. (a)	14,000	314,160
AMETEK, Inc.	107,000	4,091,680
SunPower Corp. Class B (a)	48,000	1,005,600
		5,411,440
Electronics – 3.4%
Dolby Laboratories, Inc. Class A (a)	60,000	2,863,800
FLIR Systems, Inc. (a)	76,000	2,486,720
Trimble Navigation Ltd. (a)	68,000	1,713,600
Waters Corp. (a)	42,000	2,602,320
		9,666,440
Energy — Alternate Sources – 0.2%
First Solar, Inc. (a)	4,000	541,600
Engineering & Construction – 1.7%
Foster Wheeler AG (a)	48,000	1,413,120
McDermott International, Inc. (a)	143,000	3,433,430
		4,846,550
Environmental Controls – 0.3%
Stericycle, Inc. (a)	15,000	827,550
Foods – 1.1%
Whole Foods Market, Inc. (a)	112,000	3,074,400
Health Care — Products – 5.9%
C.R. Bard, Inc.	34,000	2,648,600
CareFusion Corp. (a)	111,000	2,776,110
Edwards Lifesciences Corp. (a)	37,000	3,213,450
Henry Schein, Inc. (a)	56,000	2,945,600
IDEXX Laboratories, Inc. (a)	15,000	801,600
Intuitive Surgical, Inc. (a)	6,500	1,971,580
QIAGEN NV (a)	112,000	2,499,840
		16,856,780
Health Care — Services – 1.6%
Cerner Corp. (a)	11,000	906,840
Covance, Inc. (a)	40,000	2,182,800
Humana, Inc. (a)	32,000	1,404,480
		4,494,120
Insurance – 2.3%
Aon Corp.	54,000	2,070,360
Assurant, Inc.	37,000	1,090,760
Principal Financial Group, Inc.	66,000	1,586,640
W.R. Berkley Corp.	74,000	1,823,360
		6,571,120

The accompanying notes are an integral part of the financial statements.

65

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet – 3.2%
Akamai Technologies, Inc. (a)	22,000	$557,260
Expedia, Inc. (a)	159,000	4,087,890
McAfee, Inc. (a)	71,000	2,880,470
VeriSign, Inc. (a)	67,000	1,624,080
		9,149,700
Lodging – 2.8%
Choice Hotels International, Inc.	36,000	1,139,760
Gaylord Entertainment Co. (a)	53,000	1,046,750
Hyatt Hotels Corp. Class A (a)	14,800	441,188
Marriott International, Inc. Class A	148,000	4,033,000
Wynn Resorts Ltd.	25,000	1,455,750
		8,116,448
Machinery — Diversified – 2.6%
Gardner Denver, Inc.	35,200	1,497,760
IDEX Corp.	82,000	2,554,300
Roper Industries, Inc.	65,000	3,404,050
		7,456,110
Manufacturing – 1.0%
Danaher Corp.	19,000	1,428,800
Harsco Corp.	42,000	1,353,660
		2,782,460
Media – 3.4%
Cablevision Systems Corp. Class A	98,000	2,530,360
Discovery Communications, Inc., Series A (a)	56,000	1,717,520
Discovery Communications, Inc., Series C (a)	65,000	1,723,800
FactSet Research Systems, Inc.	37,000	2,437,190
Liberty Media Corp. - Starz Class A (a)	27,000	1,246,050
		9,654,920
Mining – 1.7%
Agnico-Eagle Mines Ltd.	64,000	3,456,000
Franco-Nevada Corp.	56,000	1,503,679
		4,959,679
Oil & Gas – 2.4%
CNX Gas Corp. (a)	74,000	2,184,480
EOG Resources, Inc.	6,000	583,800
Murphy Oil Corp.	27,000	1,463,400
Ultra Petroleum Corp. (a)	54,000	2,692,440
		6,924,120
Oil & Gas Services – 2.7%
Cameron International Corp. (a)	38,000	1,588,400
FMC Technologies, Inc. (a)	56,000	3,239,040
Smith International, Inc.	74,000	2,010,580
Trican Well Service Ltd.	55,000	738,939
		7,576,959
Pharmaceuticals – 5.6%
Allergan, Inc.	18,000	1,134,180
BioMarin Pharmaceutical, Inc. (a)	48,000	902,880
Cephalon, Inc. (a)	56,000	3,494,960
DENTSPLY International, Inc.	61,000	2,145,370
Elan Corp. PLC Sponsored ADR (Ireland) (a)	131,000	854,120
Onyx Pharmaceuticals, Inc. (a)	21,000	616,140
OSI Pharmaceuticals, Inc. (a)	46,000	1,427,380
Perrigo Co.	52,000	2,071,680
Theravance, Inc. (a)	40,000	522,800
Valeant Pharmaceuticals International (a)	49,000	1,557,710
Warner Chilcott PLC Class A (a)	46,000	1,309,620
		16,036,840
Real Estate – 0.3%
The St. Joe Co. (a)	26,000	751,140
Retail – 7.9%
Bed Bath & Beyond, Inc. (a)	65,000	2,510,950
CarMax, Inc. (a)	133,000	3,225,250
Chipotle Mexican Grill, Inc. (a)	35,000	3,085,600
Coach, Inc.	48,000	1,753,440
Dollar General Corp. (a)	56,000	1,256,080
J. Crew Group, Inc. (a)	23,000	1,029,020
MSC Industrial Direct Co., Inc. Class A	32,000	1,504,000
O'Reilly Automotive, Inc. (a)	58,000	2,210,960
Panera Bread Co. Class A (a)	13,000	870,610
Shoppers Drug Mart Corp.	60,000	2,603,536
Starbucks Corp. (a)	55,000	1,268,300
Tim Hortons, Inc.	40,000	1,220,400
		22,538,146
Semiconductors – 7.9%
Altera Corp.	133,000	3,009,790
Cree, Inc. (a)	33,000	1,860,210
Intersil Corp. Class A	113,000	1,733,420
Marvell Technology Group Ltd. (a)	111,000	2,303,250
MEMC Electronic Materials, Inc. (a)	63,000	858,060
Microchip Technology, Inc.	88,000	2,557,280
National Semiconductor Corp.	108,000	1,658,880
PMC-Sierra, Inc. (a)	120,000	1,039,200
Rovi Corp. (a)	55,000	1,752,850
Silicon Laboratories, Inc. (a)	19,000	918,460
Varian Semiconductor Equipment Associates, Inc. (a)	52,000	1,865,760
Xilinx, Inc.	114,000	2,856,840
		22,414,000
Software – 5.1%
Autodesk, Inc. (a)	38,000	965,580
Electronic Arts, Inc. (a)	120,000	2,130,000
Fiserv, Inc. (a)	56,000	2,714,880
MSCI, Inc. Class A (a)	84,000	2,671,200
Red Hat, Inc. (a)	102,000	3,151,800
SAIC, Inc. (a)	74,000	1,401,560
Salesforce.com, Inc. (a)	19,000	1,401,630
		14,436,650
Telecommunications – 3.8%
American Tower Corp. Class A (a)	79,000	3,413,590
Crown Castle International Corp. (a)	9,000	351,360
JDS Uniphase Corp. (a)	316,000	2,607,000
Juniper Networks, Inc. (a)	146,000	3,893,820
Leap Wireless International, Inc. (a)	35,000	614,250
		10,880,020

The accompanying notes are an integral part of the financial statements.

66

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation – 0.5%
UTI Worldwide, Inc.	91,000	$1,303,120
TOTAL COMMON STOCK (Cost $232,944,652)		271,369,994
TOTAL EQUITIES (Cost $232,944,652)		271,369,994
MUTUAL FUNDS – 3.9%
Diversified Financial – 3.9%
T. Rowe Price Government Reserve Investment Fund	11,131,548	11,131,548
TOTAL MUTUAL FUNDS (Cost $11,131,548)		11,131,548
TOTAL LONG-TERM INVESTMENTS (Cost $244,076,200)		282,501,542
	Principal Amount
SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$3,446,108	3,446,108
TOTAL SHORT-TERM INVESTMENTS (Cost $3,446,108)		3,446,108
TOTAL INVESTMENTS – 100.4% (Cost $247,522,308) (c)		285,947,650
Other Assets/ (Liabilities) – (0.4)%		(1,250,642)
NET ASSETS – 100.0%		$284,697,008

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,446,110. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $3,518,043.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

67

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 100.2%
COMMON STOCK – 100.2%
Agriculture – 2.1%
Bunge Ltd.	26,300	$1,678,729
Universal Corp.	48,600	2,216,646
		3,895,375
Airlines – 1.1%
Alaska Air Group, Inc. (a)	33,700	1,164,672
SkyWest, Inc.	51,100	864,612
		2,029,284
Automotive & Parts – 3.7%
Dana Holding Corp. (a)	177,500	1,924,100
Federal-Mogul Corp. Class A (a)	160,000	2,768,000
TRW Automotive Holdings Corp. (a)	84,500	2,017,860
		6,709,960
Banks – 3.7%
Associated Banc-Corp.	157,900	1,738,479
City National Corp.	26,900	1,226,640
Comerica, Inc.	54,700	1,617,479
Webster Financial Corp.	96,900	1,150,203
Whitney Holding Corp.	112,200	1,022,142
		6,754,943
Beverages – 1.1%
Constellation Brands, Inc. Class A (a)	121,550	1,936,292
Building Materials – 0.6%
Masco Corp.	78,100	1,078,561
Chemicals – 3.4%
Arch Chemicals, Inc.	40,000	1,235,200
Cytec Industries, Inc.	44,700	1,627,974
Huntsman Corp.	119,850	1,353,106
Rockwood Holdings, Inc. (a)	86,700	2,042,652
		6,258,932
Commercial Services – 3.1%
Convergys Corp. (a)	213,600	2,296,200
Hertz Global Holdings, Inc. (a)	143,000	1,704,560
Kelly Services, Inc. Class A (a)	142,000	1,694,060
		5,694,820
Computers – 2.4%
NCR Corp. (a)	105,300	1,171,989
SanDisk Corp. (a)	40,700	1,179,893
Western Digital Corp. (a)	45,000	1,986,750
		4,338,632
Distribution & Wholesale – 2.2%
United Stationers, Inc. (a)	33,300	1,893,105
WESCO International, Inc. (a)	80,100	2,163,501
		4,056,606
Electric – 5.6%
CMS Energy Corp.	131,500	2,059,290
Northeast Utilities	89,800	2,315,942
Pepco Holdings, Inc.	102,800	1,732,180
Portland General Electric Co.	89,725	1,831,287
RRI Energy, Inc. (a)	156,700	896,324
Wisconsin Energy Corp.	27,300	1,360,359
		10,195,382
Electrical Components & Equipment – 1.5%
EnerSys (a)	74,400	1,627,128
General Cable Corp. (a)	34,600	1,017,932
		2,645,060
Electronics – 5.3%
Arrow Electronics, Inc. (a)	56,600	1,675,926
AU Optronics Corp. Sponsored ADR (Taiwan)	171,966	2,061,872
Avnet, Inc. (a)	60,400	1,821,664
Flextronics International Ltd. (a)	238,800	1,745,628
Thomas & Betts Corp. (a)	64,000	2,290,560
		9,595,650
Foods – 3.9%
Dean Foods Co. (a)	87,400	1,576,696
Del Monte Foods Co.	97,900	1,110,186
Smithfield Foods, Inc. (a)	117,600	1,786,344
SUPERVALU, Inc.	99,000	1,258,290
Tyson Foods, Inc. Class A	119,000	1,460,130
		7,191,646
Gas – 1.2%
NiSource, Inc.	136,825	2,104,368
Hand & Machine Tools – 0.6%
Regal-Beloit Corp.	20,700	1,075,158
Health Care — Services – 2.6%
AMERIGROUP Corp. (a)	51,900	1,399,224
LifePoint Hospitals, Inc. (a)	69,300	2,252,943
Molina Healthcare, Inc. (a)	48,000	1,097,760
		4,749,927
Home Builders – 1.2%
NVR, Inc. (a)	1,700	1,208,207
Pulte Homes, Inc. (a)	98,400	984,000
		2,192,207
Home Furnishing – 0.8%
Whirlpool Corp.	17,400	1,403,484
Insurance – 5.7%
Arch Capital Group Ltd. (a)	17,000	1,216,350
Aspen Insurance Holdings Ltd.	58,800	1,496,460
Endurance Specialty Holdings Ltd.	48,600	1,809,378
Fidelity National Financial, Inc. Class A	83,300	1,121,218
Reinsurance Group of America, Inc. Class A	43,800	2,087,070
StanCorp Financial Group, Inc.	26,900	1,076,538
Unum Group	81,150	1,584,048
		10,391,062
Iron & Steel – 2.7%
AK Steel Holding Corp.	61,400	1,310,890
Reliance Steel & Aluminum Co.	44,300	1,914,646
Steel Dynamics, Inc.	97,700	1,731,244
		4,956,780
Leisure Time – 0.8%
Callaway Golf Co.	190,900	1,439,386
Lodging – 1.4%
Boyd Gaming Corp. (a)	117,900	986,823
Wyndham Worldwide Corp.	77,800	1,569,226
		2,556,049

The accompanying notes are an integral part of the financial statements.

68

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery — Construction & Mining – 1.2%
Terex Corp. (a)	109,800	$2,175,138
Machinery — Diversified – 1.2%
Briggs & Stratton Corp.	54,700	1,023,437
Gardner Denver, Inc.	26,600	1,131,830
		2,155,267
Manufacturing – 2.0%
A.O. Smith Corp.	25,000	1,084,750
Acuity Brands, Inc.	27,500	980,100
Teleflex, Inc.	29,700	1,600,533
		3,665,383
Media – 0.8%
CBS Corp. Class B	107,100	1,504,755
Metal Fabricate & Hardware – 2.0%
Commercial Metals Co.	100,900	1,579,085
Mueller Industries, Inc.	84,028	2,087,256
		3,666,341
Oil & Gas – 6.1%
Cimarex Energy Co.	45,900	2,431,323
Forest Oil Corp. (a)	90,900	2,022,525
Helmerich & Payne, Inc.	50,800	2,025,904
Mariner Energy, Inc. (a)	125,600	1,458,216
Rowan Cos., Inc. (a)	86,300	1,953,832
Whiting Petroleum Corp. (a)	16,700	1,193,215
		11,085,015
Oil & Gas Services – 2.3%
Helix Energy Solutions Group, Inc. (a)	176,800	2,077,400
Oil States International, Inc. (a)	53,100	2,086,299
		4,163,699
Packaging & Containers – 1.5%
Owens-IIlinois, Inc. (a)	31,700	1,041,979
Sonoco Products Co.	56,500	1,652,625
		2,694,604
Pharmaceuticals – 0.6%
Omnicare, Inc.	48,400	1,170,312
Real Estate – 1.7%
Brookfield Properties Corp.	20,700	250,884
CB Richard Ellis Group, Inc. Class A (a)	97,500	1,323,075
Jones Lang Lasalle, Inc.	24,100	1,455,640
		3,029,599
Real Estate Investment Trusts (REITS) – 3.7%
Brandywine Realty Trust	125,100	1,426,140
CBL & Associates Properties, Inc.	120,000	1,160,400
Digital Realty Trust, Inc.	25,300	1,272,084
Sunstone Hotel Investors, Inc. (a)	133,204	1,182,852
Tanger Factory Outlet Centers, Inc.	43,700	1,703,863
		6,745,339
Retail – 10.0%
AnnTaylor Stores Corp. (a)	109,500	1,493,580
Darden Restaurants, Inc.	49,900	1,749,993
Dress Barn, Inc. (a)	72,600	1,677,060
Foot Locker, Inc.	179,600	2,000,744
Insight Enterprises, Inc. (a)	116,700	1,332,714
J.C. Penney Co., Inc.	36,000	957,960
Jones Apparel Group, Inc.	96,700	1,553,002
Limited Brands, Inc.	86,100	1,656,564
Men's Wearhouse, Inc.	88,000	1,853,280
Office Depot, Inc. (a)	269,600	1,738,920
Signet Jewelers Ltd. (a)	85,500	2,284,560
		18,298,377
Savings & Loans – 3.2%
Astoria Financial Corp.	94,800	1,178,364
First Niagara Financial Group, Inc.	163,300	2,271,503
Washington Federal, Inc.	119,800	2,316,932
		5,766,799
Semiconductors – 3.5%
Amkor Technology, Inc. (a)	173,600	1,242,976
Lam Research Corp. (a)	48,600	1,905,606
Siliconware Precision Industries Co. Sponsored ADR (Taiwan)	251,500	1,763,015
Teradyne, Inc. (a)	142,700	1,531,171
		6,442,768
Telecommunications – 2.8%
Amdocs Ltd. (a)	40,700	1,161,171
Anixter International, Inc. (a)	48,000	2,260,800
CommScope, Inc. (a)	62,400	1,655,472
		5,077,443
Transportation – 0.9%
Con-way, Inc.	44,800	1,563,968
TOTAL COMMON STOCK (Cost $171,306,655)		182,454,371
TOTAL EQUITIES (Cost $171,306,655)		182,454,371
TOTAL LONG-TERM INVESTMENTS (Cost $171,306,655)		182,454,371
	Principal Amount
SHORT-TERM INVESTMENTS – 1.0%
Repurchase Agreement – 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$1,873,225	1,873,225
TOTAL SHORT-TERM INVESTMENTS (Cost $1,873,225)		1,873,225
TOTAL INVESTMENTS – 101.2% (Cost $173,179,880) (c)		184,327,596
Other Assets/ (Liabilities) – (1.2)%		(2,203,424)
NET ASSETS – 100.0%		$182,124,172

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,873,226. Collateralized by U.S. Government Agency obligations with rates ranging from 3.417% - 3.711%, maturity date of 3/01/34, and an aggregate market value, including accrued interest, of $1,910,894.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

69

MML Small Company Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 96.1%
COMMON STOCK – 94.7%
Aerospace & Defense – 0.6%
Kaman Corp.	19,900	$459,491
Kratos Defense & Security Solutions, Inc. (a)	11,700	123,435
		582,926
Agriculture – 0.4%
Alliance One International, Inc. (a)	86,900	424,072
Airlines – 0.9%
Alaska Air Group, Inc. (a)	25,000	864,000
Banks – 5.2%
East West Bancorp, Inc.	76,500	1,208,700
Glacier Bancorp, Inc.	40,400	554,288
Home Bancshares, Inc.	31,600	760,612
Signature Bank (a)	15,100	481,690
SVB Financial Group (a)	30,100	1,254,869
Wintrust Financial Corp.	25,400	782,066
		5,042,225
Biotechnology – 0.7%
Exelixis, Inc. (a)	51,100	376,607
Myriad Genetics, Inc. (a)	9,900	258,390
		634,997
Building Materials – 2.6%
Comfort Systems USA, Inc.	35,400	436,836
Drew Industries, Inc. (a)	36,600	755,790
Gibraltar Industries, Inc. (a)	39,600	622,908
Universal Forest Products, Inc.	20,200	743,562
		2,559,096
Chemicals – 2.7%
Airgas, Inc.	19,200	913,920
American Vanguard Corp.	37,600	312,080
Arch Chemicals, Inc.	27,350	844,568
Innospec, Inc.	39,000	393,510
Symyx Technologies, Inc. (a)	35,500	195,250
		2,659,328
Coal – 0.2%
Cloud Peak Energy, Inc. (a)	16,300	237,328
Commercial Services – 7.8%
Aaron's, Inc.	66,400	1,841,272
Corinthian Colleges, Inc. (a)	29,000	399,330
Dollar Thrifty Automotive Group, Inc. (a)	20,100	514,761
Electro Rent Corp.	48,500	559,690
FTI Consulting, Inc. (a)	20,170	951,217
Landauer, Inc.	10,000	614,000
McGrath Rentcorp	44,300	990,548
MPS Group, Inc. (a)	42,900	589,446
Navigant Consulting, Inc. (a)	50,800	754,888
On Assignment, Inc. (a)	10,200	72,930
Startek, Inc. (a)	38,100	284,988
		7,573,070
Computers – 0.9%
Palm, Inc. (a)	49,700	498,988
Xyratex Ltd. (a)	29,300	389,983
		888,971
Distribution & Wholesale – 3.8%
Beacon Roofing Supply, Inc. (a)	83,600	1,337,600
Owens & Minor, Inc.	40,000	1,717,200
Pool Corp.	31,200	595,296
		3,650,096
Diversified Financial – 1.9%
JMP Group, Inc.	27,800	270,216
Piper Jaffray Cos., Inc. (a)	10,900	551,649
Stifel Financial Corp. (a)	16,850	998,194
		1,820,059
Electric – 2.7%
Black Hills Corp.	25,000	665,750
Cleco Corp.	34,750	949,718
El Paso Electric Co. (a)	34,600	701,688
The Empire District Electric Co.	15,400	288,442
		2,605,598
Electrical Components & Equipment – 2.1%
Advanced Energy Industries, Inc. (a)	43,900	662,012
Belden, Inc.	28,900	633,488
C&D Technologies, Inc. (a)	35,300	54,715
Littelfuse, Inc. (a)	20,700	665,505
		2,015,720
Electronics – 2.0%
Analogic Corp.	10,040	386,640
Methode Electronics, Inc.	17,300	150,164
Newport Corp. (a)	28,000	257,320
Woodward Governor Co.	45,800	1,180,266
		1,974,390
Engineering & Construction – 1.3%
Insituform Technologies, Inc. Class A (a)	44,000	999,680
Sterling Construction Co., Inc. (a)	12,600	241,668
		1,241,348
Entertainment – 0.3%
Ascent Media Corp. Series A (a)	12,200	311,466
Environmental Controls – 1.0%
Waste Connections, Inc. (a)	29,300	976,862
Foods – 0.6%
Nash Finch Co.	16,900	626,821
Forest Products & Paper – 3.0%
Clearwater Paper Corp. (a)	13,000	714,610
Deltic Timber Corp.	16,900	780,442
Potlatch Corp.	24,650	785,842
Wausau Paper Corp.	53,400	619,440
		2,900,334
Gas – 1.1%
Southwest Gas Corp.	23,300	664,749
Vectren Corp.	16,100	397,348
		1,062,097

The accompanying notes are an integral part of the financial statements.

70

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools – 0.2%
Franklin Electric Co., Inc.	7,600	$221,008
Health Care — Products – 1.5%
AngioDynamics, Inc. (a)	29,000	466,320
West Pharmaceutical Services, Inc.	24,000	940,800
		1,407,120
Health Care — Services – 1.1%
National Healthcare Corp.	17,500	631,925
Triple-S Management Corp. Class B (a)	25,000	440,000
		1,071,925
Holding Company — Diversified – 0.5%
Compass Diversified Holdings	39,500	504,020
Home Builders – 1.5%
M/I Homes, Inc. (a)	21,400	222,346
Meritage Home Corp. (a)	35,200	680,416
Winnebago Industries, Inc. (a)	49,000	597,800
		1,500,562
Home Furnishing – 0.3%
Stanley Furniture Co., Inc. (a)	25,400	257,810
Household Products – 0.4%
CSS Industries, Inc.	20,500	398,520
Insurance – 4.1%
Employers Holdings, Inc.	20,500	314,470
Markel Corp. (a)	1,820	618,800
Max Capital Group Ltd.	37,000	825,100
National Interstate Corp.	28,300	479,968
ProAssurance Corp. (a)	32,200	1,729,462
		3,967,800
Internet – 0.6%
Websense, Inc. (a)	33,550	585,783
Investment Companies – 1.9%
Ares Capital Corp.	86,600	1,078,170
Hercules Technology Growth Capital, Inc.	53,000	550,670
Kohlberg Capital Corp.	50,700	231,192
		1,860,032
Iron & Steel – 0.7%
Carpenter Technology Corp.	23,850	642,758
Lodging – 0.7%
Orient-Express Hotels Ltd. (a)	67,100	680,394
Machinery — Construction & Mining – 0.4%
Astec Industries, Inc. (a)	13,100	352,914
Machinery — Diversified – 3.0%
Cascade Corp.	13,600	373,864
IDEX Corp.	34,900	1,087,135
Nordson Corp.	23,800	1,456,084
		2,917,083
Manufacturing – 3.8%
Ameron International Corp.	12,200	774,212
AptarGroup, Inc.	34,300	1,225,882
Matthews International Corp. Class A	32,750	1,160,332
Myers Industries, Inc.	56,100	510,510
		3,670,936
Media – 0.1%
Saga Communications, Inc. Class A (a)	9,900	124,245
Metal Fabricate & Hardware – 1.4%
Circor International, Inc.	18,400	463,312
Sims Group Ltd. Sponsored ADR (Australia)	44,700	871,650
		1,334,962
Mining – 1.9%
Amcol International Corp.	16,200	460,404
Franco-Nevada Corp.	22,100	593,416
International Royalty Corp.	111,300	796,908
		1,850,728
Oil & Gas – 4.9%
Arena Resources, Inc. (a)	11,800	508,816
Atwood Oceanics, Inc. (a)	13,500	483,975
Encore Acquisition Co. (a)	8,400	403,368
Forest Oil Corp. (a)	21,850	486,163
Hercules Offshore, Inc. (a)	28,500	136,230
Mariner Energy, Inc. (a)	26,700	309,987
Penn Virginia Corp.	48,600	1,034,694
Whiting Petroleum Corp. (a)	19,250	1,375,412
		4,738,645
Oil & Gas Services – 1.6%
CARBO Ceramics, Inc.	11,950	814,632
TETRA Technologies, Inc. (a)	61,200	678,096
Union Drilling, Inc. (a)	14,300	89,375
		1,582,103
Real Estate Investment Trusts (REITS) – 6.3%
Acadia Realty Trust	23,800	401,506
CBL & Associates Properties, Inc.	100,100	967,967
Cedar Shopping Centers, Inc.	45,600	310,080
First Potomac Realty Trust	36,300	456,291
Hatteras Financial Corp.	23,800	665,448
Kilroy Realty Corp.	34,600	1,061,182
LaSalle Hotel Properties	40,450	858,753
Parkway Properties, Inc.	12,700	264,414
Redwood Trust, Inc.	33,300	481,518
Washington Real Estate Investment Trust	22,400	617,120
		6,084,279
Retail – 3.5%
Casey's General Stores, Inc.	21,800	695,856
Fred's, Inc. Class A	35,600	363,120
Haverty Furniture Cos., Inc.	44,900	616,477
MarineMax, Inc. (a)	35,200	323,488
Men's Wearhouse, Inc.	31,300	659,178
Stein Mart, Inc. (a)	64,400	686,504
		3,344,623
Semiconductors – 3.0%
ATMI, Inc. (a)	21,000	391,020
Brooks Automation, Inc. (a)	51,100	438,438
Cabot Microelectronics Corp. (a)	9,900	326,304
Formfactor, Inc. (a)	26,500	576,640
Microsemi Corp. (a)	33,300	591,075
Teradyne, Inc. (a)	58,200	624,486
		2,947,963

The accompanying notes are an integral part of the financial statements.

71

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software – 2.0%
Progress Software Corp. (a)	37,850	$1,105,599
SYNNEX Corp. (a)	25,700	787,962
		1,893,561
Telecommunications – 1.4%
Ixia (a)	66,500	494,760
Premiere Global Services, Inc. (a)	64,800	534,600
Sonus Networks, Inc. (a)	146,400	308,904
		1,338,264
Textiles – 0.9%
Culp, Inc. (a)	22,000	219,560
G&K Services, Inc. Class A	24,200	608,146
		827,706
Transportation – 5.2%
Genesee & Wyoming, Inc. Class A (a)	36,550	1,192,992
Kirby Corp. (a)	36,550	1,273,037
Landstar System, Inc.	48,250	1,870,652
UTI Worldwide, Inc.	47,100	674,472
		5,011,153
TOTAL COMMON STOCK (Cost $75,262,506)		91,767,701
CONVERTIBLE PREFERRED STOCK – 1.4%
Banks – 0.1%
East West Bancorp, Inc., Series A	100	123,625
Insurance – 0.7%
Assured Guaranty Ltd.	7,300	663,716
Oil & Gas – 0.6%
Whiting Petroleum Corp.	2,900	521,014
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $770,359)		1,308,355
TOTAL EQUITIES (Cost $76,032,865)		93,076,056
MUTUAL FUNDS – 1.0%
Diversified Financial – 1.0%
First Opportunity Fund, Inc.	50,200	302,706
iShares Russell 2000 Value Index Fund	12,200	708,088
T. Rowe Price Reserve Investment Fund	1,137	1,137
TOTAL MUTUAL FUNDS (Cost $850,322)		1,011,931
TOTAL LONG-TERM INVESTMENTS (Cost $76,883,187)		94,087,987
	Principal Amount
SHORT-TERM INVESTMENTS – 3.1%
Repurchase Agreement – 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$3,008,056	3,008,056
TOTAL SHORT-TERM INVESTMENTS (Cost $3,008,056)		3,008,056
TOTAL INVESTMENTS – 100.2% (Cost $79,891,243) (c)		97,096,043
Other Assets/ (Liabilities) – (0.2)%		(215,855)
NET ASSETS – 100.0%		$96,880,188

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,008,058. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $3,069,511.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

72

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.9%
COMMON STOCK – 99.9%
Advertising – 0.1%
inVentiv Health Inc. (a)	3,471	$56,126
Aerospace & Defense – 2.4%
AAR CORP. (a)	3,952	90,817
Aerovironment, Inc. (a)	1,500	43,620
Cubic Corp.	1,600	59,680
Curtiss-Wright Corp.	4,640	145,325
Esterline Technologies Corp. (a)	3,019	123,084
GenCorp, Inc. (a)	5,204	36,428
Kaman Corp.	2,631	60,750
Moog, Inc. Class A (a)	4,590	134,166
Orbital Sciences Corp. (a)	5,802	88,538
Teledyne Technologies, Inc. (a)	3,711	142,354
Triumph Group, Inc.	1,739	83,907
		1,008,669
Agriculture – 0.2%
Alliance One International, Inc. (a)	9,205	44,920
The Andersons, Inc.	1,929	49,807
		94,727
Airlines – 0.4%
Allegiant Travel Co. (a)	1,565	73,821
SkyWest, Inc.	5,700	96,444
		170,265
Apparel – 2.1%
Carter's, Inc. (a)	5,800	152,250
Crocs, Inc. (a)	8,789	50,537
Deckers Outdoor Corp. (a)	1,313	133,558
Iconix Brand Group, Inc. (a)	7,286	92,168
K-Swiss, Inc. Class A (a)	2,821	28,041
Maidenform Brands, Inc. (a)	2,000	33,380
Oxford Industries, Inc.	1,400	28,952
Perry Ellis International, Inc. (a)	1,035	15,587
Quiksilver, Inc. (a)	13,395	27,058
Skechers U.S.A., Inc. Class A (a)	3,390	99,700
True Religion Apparel, Inc. (a)	2,700	49,923
Volcom, Inc. (a)	1,638	27,420
Wolverine World Wide, Inc.	5,085	138,414
		876,988
Automotive & Parts – 0.3%
ATC Technology Corp. (a)	2,087	49,775
Spartan Motors, Inc.	3,400	19,142
Standard Motor Products, Inc. (a)	1,882	16,035
Superior Industries International, Inc.	2,428	37,148
		122,100
Banks – 6.2%
Bank Mutual Corp.	4,900	33,908
Bank of the Ozarks, Inc.	1,300	38,051
Boston Private Financial Holdings, Inc.	6,650	38,371
City Holding Co.	1,639	52,989
Columbia Banking System, Inc.	2,812	45,498
Community Bank System, Inc.	3,412	65,886
East West Bancorp, Inc.	9,390	148,362
First BanCorp	7,996	18,391
First Commonwealth Financial Corp.	7,900	36,735
First Financial Bancorp	4,500	65,520
First Financial Bankshares, Inc.	2,100	113,883
First Midwest Bancorp, Inc.	5,615	61,147
Glacier Bancorp, Inc.	6,399	87,794
Hancock Holding Co.	2,855	125,020
Hanmi Financial Corp. (a)	3,900	4,680
Home Bancshares, Inc.	2,000	48,140
Independent Bank Corp.	2,029	42,386
Nara Bancorp, Inc. (a)	3,179	36,050
National Penn Bancshares, Inc.	12,550	72,665
NBT Bancorp, Inc.	3,500	71,295
Old National Bancorp	9,076	112,815
Pinnacle Financial Partners, Inc. (a)	3,339	47,481
PrivateBancorp, Inc.	6,003	53,847
Prosperity Bancshares, Inc.	4,809	194,620
S&T Bancorp, Inc.	2,500	42,525
Signature Bank (a)	4,146	132,257
Simmons First National Corp. Class A	1,540	42,812
The South Financial Group, Inc.	25,513	16,448
Sterling Bancorp	1,900	13,566
Sterling Bancshares, Inc.	8,508	43,646
Susquehanna Bancshares, Inc.	8,874	52,268
Tompkins Financial Corp.	699	28,310
Trustco Bank Corp. NY	7,900	49,770
UMB Financial Corp.	3,038	119,545
Umpqua Holdings Corp.	9,054	121,414
United Bankshares, Inc.	3,922	78,322
United Community Banks (a)	8,052	27,296
Whitney Holding Corp.	10,113	92,129
Wilshire Bancorp, Inc.	2,057	16,847
Wintrust Financial Corp.	2,476	76,236
		2,568,925
Beverages – 0.2%
Boston Beer Co., Inc. Class A (a)	1,000	46,600
Peet's Coffee & Tea, Inc. (a)	1,400	46,662
		93,262
Biotechnology – 0.9%
Arqule, Inc. (a)	3,000	11,070
Cambrex Corp. (a)	3,000	16,740
CryoLife, Inc. (a)	2,926	18,785
Enzo Biochem, Inc. (a)	3,400	18,292
Integra LifeSciences Holdings (a)	2,136	78,562
Martek Biosciences Corp. (a)	3,396	64,320
Regeneron Pharmaceuticals, Inc. (a)	6,436	155,623
		363,392
Building Materials – 1.7%
AAON, Inc.	1,300	25,337
Apogee Enterprises, Inc.	2,805	39,270
Comfort Systems USA, Inc.	3,989	49,224

The accompanying notes are an integral part of the financial statements.

73

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Drew Industries, Inc. (a)	1,967	$40,619
Eagle Materials, Inc.	4,500	117,225
Gibraltar Industries, Inc. (a)	3,147	49,502
NCI Building Systems, Inc. (a)	9,287	16,810
Quanex Building Products Corp.	3,874	65,742
Simpson Manufacturing Co., Inc.	3,906	105,032
Texas Industries, Inc.	2,875	100,596
Universal Forest Products, Inc.	1,924	70,822
		680,179
Chemicals – 1.9%
A. Schulman, Inc.	2,700	54,486
American Vanguard Corp.	2,100	17,430
Arch Chemicals, Inc.	2,617	80,813
Balchem Corp.	1,900	63,669
H.B. Fuller Co.	4,982	113,340
NewMarket Corp.	1,225	140,593
OM Group, Inc. (a)	3,172	99,569
Penford Corp.	1,200	10,428
PolyOne Corp. (a)	9,565	71,451
Quaker Chemical Corp.	1,100	22,704
Stepan Co.	775	50,228
Zep, Inc.	2,200	38,104
		762,815
Commercial Services – 5.9%
ABM Industries, Inc.	4,741	97,949
Administaff, Inc.	2,253	53,148
American Public Education, Inc. (a)	1,800	61,848
AMN Healthcare Services, Inc. (a)	3,378	30,605
Arbitron, Inc.	2,724	63,796
Bowne & Co., Inc.	3,943	26,339
Capella Education Co. (a)	1,500	112,950
CDI Corp.	1,326	17,172
Chemed Corp.	2,335	112,010
Coinstar, Inc. (a)	3,297	91,591
Consolidated Graphics, Inc. (a)	1,142	39,993
Corvel Corp. (a)	766	25,692
Cross Country Healthcare, Inc. (a)	3,200	31,712
Exponent, Inc. (a)	1,442	40,145
Forrester Research, Inc. (a)	1,400	36,330
The Geo Group, Inc. (a)	5,200	113,776
Healthcare Services Group, Inc.	4,396	94,338
Healthspring, Inc. (a)	5,080	89,459
Heartland Payment Systems, Inc.	3,900	51,207
Heidrick & Struggles International, Inc.	1,723	53,826
Hillenbrand, Inc.	6,356	119,747
HMS Holdings Corp. (a)	2,588	126,010
Kelly Services, Inc. Class A (a)	2,645	31,555
Kendle International, Inc. (a)	1,352	24,755
Landauer, Inc.	1,000	61,400
Live Nation, Inc. (a)	8,653	73,637
Maximus, Inc.	1,793	89,650
Midas, Inc. (a)	1,500	12,675
Monro Muffler Brake, Inc.	2,013	67,315
On Assignment, Inc. (a)	3,700	26,455
PAREXEL International Corp. (a)	5,973	84,219
Pre-Paid Legal Services, Inc. (a)	739	30,358
Rewards Network, Inc.	900	11,376
Spherion Corp. (a)	5,300	29,786
Startek, Inc. (a)	1,300	9,724
TeleTech Holdings, Inc. (a)	3,400	68,102
Ticketmaster (a)	3,900	47,658
TrueBlue, Inc. (a)	4,534	67,148
Universal Technical Institute, Inc. (a)	2,070	41,814
Viad Corp.	2,127	43,880
Volt Information Sciences, Inc. (a)	1,300	13,000
Wright Express Corp. (a)	3,966	126,357
		2,450,507
Computers – 1.8%
Agilysys, Inc.	2,093	19,046
CACI International, Inc. Class A (a)	3,044	148,699
Ciber, Inc. (a)	6,428	22,177
Compellent Technologies, Inc. (a)	2,242	50,849
Hutchinson Technology, Inc. (a)	2,421	24,839
Integral Systems, Inc. (a)	1,800	15,588
Manhattan Associates, Inc. (a)	2,363	56,783
Mercury Computer Systems, Inc. (a)	2,400	26,424
MTS Systems Corp.	1,769	50,841
Netscout Systems, Inc. (a)	3,526	51,621
Radiant Systems, Inc. (a)	2,700	28,080
RadiSys Corp. (a)	2,400	22,920
Stratasys, Inc. (a)	2,100	36,288
SYKES Enterprises, Inc. (a)	3,566	90,826
Synaptics, Inc. (a)	3,450	105,743
		750,724
Cosmetics & Personal Care – 0.4%
Chattem, Inc. (a)	1,921	179,229
Distribution & Wholesale – 1.4%
Brightpoint, Inc. (a)	6,472	47,569
MWI Veterinary Supply, Inc. (a)	1,200	45,240
Pool Corp.	5,001	95,419
ScanSource, Inc. (a)	2,726	72,784
United Stationers, Inc. (a)	2,407	136,838
Watsco, Inc.	3,271	160,214
		558,064
Diversified Financial – 2.2%
Financial Federal Corp.	2,658	73,095
Greenhill & Co., Inc.	2,100	168,504
Investment Technology Group, Inc. (a)	4,525	89,143
LaBranche & Co., Inc. (a)	5,313	15,089
National Financial Partners Corp. (a)	4,247	34,358
optionsXpress Holdings, Inc.	4,400	67,980
Piper Jaffray Cos., Inc. (a)	1,665	84,266
Portfolio Recovery Associates, Inc. (a)	1,620	72,706
Stifel Financial Corp. (a)	3,134	185,658
SWS Group, Inc.	2,883	34,884
TradeStation Group, Inc. (a)	3,333	26,297

The accompanying notes are an integral part of the financial statements.

74

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
World Acceptance Corp. (a)	1,622	$58,116
		910,096
Electric – 1.5%
Allete, Inc.	3,008	98,301
Avista Corp.	5,657	122,135
Central Vermont Public Service Corp.	1,200	24,960
CH Energy Group, Inc.	1,600	68,032
El Paso Electric Co. (a)	4,362	88,461
UIL Holdings Corp.	3,133	87,975
Unisource Energy Corp. Co.	3,725	119,908
		609,772
Electrical Components & Equipment – 0.8%
Advanced Energy Industries, Inc. (a)	3,424	51,634
Belden, Inc.	4,771	104,580
Encore Wire Corp.	1,883	39,675
Greatbatch, Inc. (a)	2,400	46,152
Littelfuse, Inc. (a)	2,300	73,945
Magnetek, Inc. (a)	3,000	4,620
Vicor Corp. (a)	2,000	18,600
		339,206
Electronics – 3.9%
American Science & Engineering, Inc.	920	69,773
Analogic Corp.	1,289	49,639
Badger Meter, Inc.	1,500	59,730
Bel Fuse, Inc. Class B	1,100	23,639
Benchmark Electronics, Inc. (a)	6,650	125,752
Brady Corp. Class A	5,288	158,693
Checkpoint Systems, Inc. (a)	3,921	59,795
CTS Corp.	3,500	33,670
Cymer, Inc. (a)	2,951	113,259
Daktronics, Inc.	3,554	32,732
Dionex Corp. (a)	1,836	135,625
Electro Scientific Industries, Inc. (a)	2,800	30,296
Faro Technologies, Inc. (a)	1,666	35,719
FEI Co. (a)	3,854	90,029
II-VI, Inc. (a)	2,516	80,009
Keithley Instruments, Inc.	1,400	6,510
Lo-Jack Corp. (a)	2,000	8,080
Methode Electronics, Inc.	3,900	33,852
Newport Corp. (a)	3,800	34,922
Park Electrochemical Corp.	2,144	59,260
Plexus Corp. (a)	4,081	116,309
Rogers Corp. (a)	1,642	49,769
Sonic Solutions, Inc. (a)	2,800	33,124
Technitrol, Inc.	4,278	18,738
TTM Technologies, Inc. (a)	4,454	51,355
Watts Water Technologies, Inc. Class A	2,955	91,369
		1,601,648
Energy — Alternate Sources – 0.1%
Headwaters, Inc. (a)	6,099	39,766
Engineering & Construction – 0.8%
Dycom Industries, Inc. (a)	3,968	31,863
Emcor Group, Inc. (a)	6,750	181,575
Insituform Technologies, Inc. Class A (a)	3,917	88,994
Stanley, Inc. (a)	1,700	46,597
		349,029
Entertainment – 0.2%
Pinnacle Entertainment, Inc. (a)	6,141	55,146
Shuffle Master, Inc. (a)	5,594	46,095
		101,241
Environmental Controls – 0.8%
Calgon Carbon Corp. (a)	5,664	78,729
Darling International, Inc. (a)	8,513	71,339
TETRA Technologies, Inc. (a)	6,263	170,166
		320,234
Foods – 1.9%
Cal-Maine Foods, Inc.	1,300	44,304
Calavo Growers, Inc.	1,208	20,536
Diamond Foods, Inc.	1,700	60,418
The Great Atlantic & Pacific Tea Co., Inc. (a)	2,968	34,993
Hain Celestial Group, Inc. (a)	4,198	71,408
J&J Snack Foods Corp.	1,500	59,940
Lance, Inc.	3,332	87,631
Nash Finch Co.	1,341	49,738
Sanderson Farms, Inc.	1,823	76,858
Spartan Stores, Inc.	2,353	33,624
TreeHouse Foods, Inc. (a)	3,235	125,712
United Natural Foods, Inc. (a)	4,453	119,073
		784,235
Forest Products & Paper – 1.4%
Buckeye Technologies, Inc. (a)	4,000	39,040
Clearwater Paper Corp. (a)	1,200	65,964
Deltic Timber Corp.	1,118	51,629
Neenah Paper, Inc.	1,508	21,037
Rock-Tenn Co. Class A	3,924	197,809
Schweitzer-Mauduit International, Inc.	1,858	130,710
Wausau Paper Corp.	5,000	58,000
		564,189
Gas – 2.0%
The Laclede Group, Inc.	2,268	76,590
New Jersey Resources Corp.	4,269	159,661
Northwest Natural Gas Co.	2,738	123,320
Piedmont Natural Gas Co., Inc.	7,450	199,287
South Jersey Industries, Inc.	3,088	117,900
Southwest Gas Corp.	4,614	131,637
		808,395
Hand & Machine Tools – 0.3%
Baldor Electric Co.	4,282	120,281
Health Care — Products – 3.6%
Abaxis, Inc. (a)	2,315	59,148
American Medical Systems Holdings, Inc. (a)	7,666	147,877
Cantel Medical Corp. (a)	1,314	26,517
CONMED Corp. (a)	2,956	67,397
The Cooper Cos., Inc.	4,565	174,018
Cyberonics, Inc. (a)	2,515	51,407
Haemonetics Corp. (a)	2,665	146,975
Hanger Orthopedic Group, Inc. (a)	3,300	45,639
ICU Medical, Inc. (a)	1,317	47,991
Invacare Corp.	3,295	82,177
Kensey Nash Corp. (a)	1,200	30,600
LCA-Vision, Inc. (a)	1,977	10,122

The accompanying notes are an integral part of the financial statements.

75

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Meridian Bioscience, Inc.	4,143	$89,282
Merit Medical Systems, Inc. (a)	2,912	56,172
Natus Medical, Inc. (a)	2,900	42,891
Osteotech, Inc. (a)	1,900	6,080
Palomar Medical Technologies, Inc. (a)	1,900	19,152
PSS World Medical, Inc. (a)	6,141	138,602
SurModics, Inc. (a)	1,730	39,202
Symmetry Medical, Inc. (a)	3,756	30,273
West Pharmaceutical Services, Inc.	3,384	132,653
Zoll Medical Corp. (a)	2,225	59,452
		1,503,627
Health Care — Services – 3.6%
Air Methods Corp. (a)	1,118	37,587
Almost Family, Inc. (a)	773	30,557
Amedisys, Inc. (a)	2,862	138,979
AMERIGROUP Corp. (a)	5,174	139,491
AmSurg Corp. (a)	3,156	69,495
Bio-Reference Laboratories, Inc. (a)	1,200	47,028
Centene Corp. (a)	4,473	94,693
Genoptix, Inc. (a)	1,700	60,401
Gentiva Health Services, Inc. (a)	2,992	80,814
Healthways, Inc. (a)	3,485	63,915
The IPC Hospitalist Co. (a)	1,398	46,483
LHC Group, Inc. (a)	1,542	51,826
Magellan Health Services, Inc. (a)	3,590	146,221
Medcath Corp. (a)	1,836	14,523
Mednax, Inc. (a)	4,779	287,266
Molina Healthcare, Inc. (a)	1,400	32,018
Odyssey Healthcare, Inc. (a)	3,400	52,972
RehabCare Group, Inc. (a)	2,448	74,493
Res-Care, Inc. (a)	2,700	30,240
		1,499,002
Home Builders – 0.4%
M/I Homes, Inc. (a)	1,867	19,398
Meritage Home Corp. (a)	3,215	62,146
Skyline Corp.	700	12,880
Standard Pacific Corp. (a)	9,680	36,203
Winnebago Industries, Inc. (a)	3,053	37,247
		167,874
Home Furnishing – 0.5%
Audiovox Corp. Class A (a)	1,900	13,471
DTS, Inc. (a)	1,800	61,578
Ethan Allen Interiors, Inc.	2,686	36,046
La-Z-Boy, Inc. (a)	5,300	50,509
Universal Electronics, Inc. (a)	1,404	32,601
		194,205
Household Products – 0.6%
Blyth, Inc.	597	20,131
Central Garden & Pet Co. Class A (a)	7,200	71,568
Helen of Troy Ltd. (a)	3,100	75,826
Kid Brands, Inc. (a)	1,700	7,446
The Standard Register Co.	1,300	6,630
WD-40 Co.	1,668	53,976
		235,577
Housewares – 0.5%
National Presto Industries, Inc.	445	48,607
The Toro Co.	3,455	144,454
		193,061
Insurance – 2.7%
American Physicians Capital, Inc.	924	28,016
AMERISAFE, Inc. (a)	2,000	35,940
Delphi Financial Group, Inc. Class A	4,800	107,376
eHealth, Inc. (a)	2,400	39,432
Employers Holdings, Inc.	4,300	65,962
Infinity Property & Casualty Corp.	1,416	57,546
Navigators Group, Inc. (a)	1,364	64,258
Presidential Life Corp.	2,100	19,215
ProAssurance Corp. (a)	3,349	179,875
RLI Corp.	1,814	96,595
Safety Insurance Group, Inc.	1,500	54,345
Selective Insurance Group	5,442	89,521
Stewart Information Services Corp.	1,863	21,015
Tower Group, Inc.	4,617	108,084
United Fire & Casualty Co.	2,298	41,892
Zenith National Insurance Corp.	3,825	113,832
		1,122,904
Internet – 2.3%
Blue Coat Systems, Inc. (a)	4,119	117,556
Blue Nile, Inc. (a)	1,479	93,665
Comscore, Inc. (a)	2,500	43,875
CyberSources Corp. (a)	7,199	144,772
DealerTrack Holdings, Inc. (a)	4,078	76,625
eResearch Technology, Inc. (a)	4,400	26,444
InfoSpace, Inc. (a)	3,600	30,852
j2 Global Communications, Inc. (a)	4,706	95,767
The Knot, Inc. (a)	3,053	30,744
NutriSystem, Inc.	3,216	100,243
PC-Tel, Inc. (a)	2,000	11,840
Perficient, Inc. (a)	3,382	28,510
Stamps.com, Inc. (a)	1,300	11,700
United Online, Inc.	8,641	62,129
Websense, Inc. (a)	4,521	78,937
		953,659
Iron & Steel – 0.1%
Olympic Steel, Inc.	902	29,387
Leisure Time – 1.0%
Arctic Cat, Inc. (a)	1,300	11,908
Brunswick Corp.	9,093	115,572
Callaway Golf Co.	6,670	50,292
Interval Leisure Group, Inc. (a)	4,100	51,127
Multimedia Games, Inc. (a)	2,500	15,025
Nautilus, Inc. (a)	2,500	5,075
Polaris Industries, Inc.	3,342	145,811
		394,810
Lodging – 0.1%
Marcus Corp.	2,200	28,204
Monarch Casino & Resort, Inc. (a)	1,200	9,720
		37,924

The accompanying notes are an integral part of the financial statements.

76

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery — Construction & Mining – 0.1%
Astec Industries, Inc. (a)	2,047	$55,146
Machinery — Diversified – 1.9%
Albany International Corp. Class A	2,812	63,157
Applied Industrial Technologies, Inc.	3,796	83,778
Briggs & Stratton Corp.	5,132	96,020
Cascade Corp.	900	24,741
Cognex Corp.	4,088	72,439
Gardner Denver, Inc.	5,294	225,260
Gerber Scientific, Inc. (a)	2,500	12,625
Intermec, Inc. (a)	5,100	65,586
Intevac, Inc. (a)	2,253	25,842
Lindsay Corp.	1,288	51,327
Robbins & Myers, Inc.	3,424	80,532
		801,307
Manufacturing – 2.7%
A.O. Smith Corp.	2,304	99,971
Actuant Corp. Class A	6,961	128,987
Acuity Brands, Inc.	4,432	157,956
AZZ, Inc. (a)	1,300	42,510
Barnes Group, Inc.	4,600	77,740
Ceradyne, Inc. (a)	2,600	49,946
Clarcor, Inc.	5,177	167,942
EnPro Industries, Inc. (a)	2,049	54,114
ESCO Technologies, Inc.	2,700	96,795
Griffon Corp. (a)	4,576	55,919
John Bean Technologies Corp.	2,900	49,329
Lydall, Inc. (a)	1,800	9,378
Myers Industries, Inc.	2,900	26,390
Standex International Corp.	1,300	26,117
Sturm, Ruger & Co., Inc.	2,000	19,400
Tredegar Corp.	2,300	36,386
		1,098,880
Media – 0.1%
The E.W. Scripps Co. Class A (a)	2,966	20,643
Metal Fabricate & Hardware – 0.7%
A.M. Castle & Co.	1,783	24,409
Circor International, Inc.	1,700	42,806
Kaydon Corp.	3,426	122,514
Lawson Products, Inc.	380	6,707
Mueller Industries, Inc.	3,922	97,423
		293,859
Mining – 0.7%
Amcol International Corp.	2,589	73,579
Brush Engineered Materials, Inc. (a)	2,083	38,619
Century Aluminum Co. (a)	5,883	95,246
RTI International Metals, Inc. (a)	3,064	77,121
		284,565
Office Furnishings – 0.1%
Interface, Inc. Class A	5,850	48,614
Oil & Gas – 1.8%
Holly Corp.	4,300	110,209
Penn Virginia Corp.	4,608	98,104
Petroleum Development Corp. (a)	1,949	35,491
PetroQuest Energy, Inc. (a)	5,459	33,464
Pioneer Drilling Co. (a)	5,213	41,183
Seahawk Drilling, Inc. (a)	1,200	27,048
St. Mary Land & Exploration Co.	6,361	217,801
Stone Energy Corp. (a)	4,315	77,886
Swift Energy Co. (a)	3,844	92,102
		733,288
Oil & Gas Services – 2.7%
Basic Energy Services, Inc. (a)	2,338	20,808
CARBO Ceramics, Inc.	1,969	134,227
Dril-Quip, Inc. (a)	3,051	172,320
Gulf Island Fabrication, Inc.	1,432	30,115
Hornbeck Offshore Services, Inc. (a)	2,322	54,056
ION Geophysical Corp. (a)	12,140	71,869
Lufkin Industries, Inc.	1,539	112,655
Matrix Service Co. (a)	2,684	28,584
Oil States International, Inc. (a)	5,100	200,379
SEACOR Holdings, Inc. (a)	2,075	158,219
Superior Well Services, Inc. (a)	1,835	26,167
TETRA Technologies, Inc. (a)	7,721	85,549
		1,094,948
Pharmaceuticals – 2.3%
Align Technology, Inc. (a)	6,900	122,958
Cubist Pharmaceuticals, Inc. (a)	5,954	112,947
Emergent Biosolutions, Inc. (a)	1,686	22,913
HealthExtras, Inc. (a)	3,946	143,911
Mannatech, Inc.	1,700	5,304
Neogen Corp. (a)	2,250	53,122
Par Pharmaceutical Cos., Inc. (a)	3,600	97,416
PetMed Express, Inc.	2,400	42,312
PharMerica Corp. (a)	3,186	50,594
Salix Pharmaceuticals Ltd. (a)	5,777	146,736
Savient Pharmaceuticals, Inc. (a)	6,764	92,058
Theragenics Corp. (a)	4,000	5,360
Viropharma, Inc. (a)	7,931	66,541
		962,172
Real Estate – 0.2%
Forestar Real Estate Group, Inc. (a)	3,723	81,832
Real Estate Investment Trusts (REITS) – 6.4%
Acadia Realty Trust	4,064	68,560
BioMed Realty Trust, Inc.	10,112	159,567
Cedar Shopping Centers, Inc.	4,700	31,960
Colonial Properties Trust	6,834	80,163
DiamondRock Hospitality Co.	12,127	102,716
Eastgroup Properties	2,639	101,021
Entertainment Properties Trust	4,257	150,144
Extra Space Storage, Inc.	8,924	103,072
Franklin Street Properties Corp.	6,835	99,859
Healthcare Realty Trust, Inc.	6,100	130,906
Home Properties, Inc.	3,419	163,121
Inland Real Estate Corp.	7,219	58,835
Kilroy Realty Corp.	4,475	137,248
Kite Realty Group Trust	6,306	25,665

The accompanying notes are an integral part of the financial statements.

77

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
LaSalle Hotel Properties	6,541	$138,865
Lexington Realty Trust	10,433	63,433
LTC Properties, Inc.	2,406	64,361
Medical Properties Trust, Inc.	8,248	82,480
Mid-America Apartment Communities, Inc.	3,020	145,806
National Retail Properties, Inc.	8,497	180,306
Parkway Properties, Inc.	2,214	46,095
Pennsylvania Real Estate Investment Trust	3,797	32,123
Post Properties, Inc.	4,880	95,648
PS Business Parks, Inc.	1,804	90,290
Sovran Self Storage, Inc.	2,798	99,973
Tanger Factory Outlet Centers, Inc.	4,082	159,157
Urstadt Biddle Properties, Inc. Class A	2,200	33,594
		2,644,968
Retail – 8.9%
Big 5 Sporting Goods Corp.	2,200	37,796
BJ's Restaurants, Inc. (a)	2,178	40,990
Brown Shoe Co., Inc.	4,450	43,921
The Buckle, Inc.	2,700	79,056
Buffalo Wild Wings, Inc. (a)	1,839	74,057
Cabela's, Inc. (a)	4,179	59,593
California Pizza Kitchen, Inc. (a)	2,491	33,504
Casey's General Stores, Inc.	5,179	165,314
Cash America International, Inc.	3,035	106,104
The Cato Corp. Class A	3,100	62,186
CEC Entertainment, Inc. (a)	2,370	75,650
The Children's Place Retail Store, Inc. (a)	2,808	92,692
Christopher & Banks Corp.	3,800	28,956
CKE Restaurants, Inc.	5,678	48,036
Cracker Barrel Old Country Store, Inc.	2,300	87,377
DineEquity, Inc. (a)	1,546	37,552
Dress Barn, Inc. (a)	5,551	128,228
EZCORP, Inc. (a)	5,070	87,255
The Finish Line, Inc. Class A	5,669	71,146
First Cash Financial Services, Inc. (a)	2,700	59,913
Fred's, Inc. Class A	4,087	41,687
Genesco, Inc. (a)	2,340	64,256
Group 1 Automotive, Inc. (a)	2,453	69,543
The Gymboree Corp. (a)	3,027	131,644
Haverty Furniture Cos., Inc.	2,000	27,460
Hibbett Sports, Inc. (a)	2,974	65,398
Hot Topic, Inc. (a)	4,600	29,256
HSN, Inc. (a)	4,100	82,779
Insight Enterprises, Inc. (a)	4,700	53,674
Jack in the Box, Inc. (a)	5,840	114,873
Jo-Ann Stores, Inc. (a)	2,709	98,174
Jos. A. Bank Clothiers, Inc. (a)	1,827	77,081
Landrys Restaurants, Inc. (a)	846	18,011
Lithia Motors, Inc. Class A (a)	2,116	17,394
Liz Claiborne, Inc. (a)	9,800	55,174
Lumber Liquidators Holdings, Inc. (a)	1,578	42,290
MarineMax, Inc. (a)	1,960	18,012
Men's Wearhouse, Inc.	5,352	112,713
Movado Group, Inc.	1,800	17,496
O'Charley's, Inc. (a)	2,000	13,100
OfficeMax, Inc. (a)	7,896	100,200
P.F. Chang's China Bistro, Inc. (a)	2,415	91,553
Papa John's International, Inc. (a)	2,222	51,906
The Pep Boys-Manny, Moe & Jack	4,500	38,070
Red Robin Gourmet Burgers, Inc. (a)	1,587	28,407
Ruby Tuesday, Inc. (a)	6,609	47,585
Ruth's Hospitality Group, Inc. (a)	2,000	4,180
School Specialty, Inc. (a)	1,601	37,447
Sonic Automotive, Inc. Class A (a)	3,992	41,477
Sonic Corp. (a)	6,272	63,159
Stage Stores, Inc.	3,996	49,391
The Steak'n Shake Co. (a)	125	40,515
Stein Mart, Inc. (a)	2,700	28,782
Texas Roadhouse, Inc. (a)	5,273	59,216
Tractor Supply Co. (a)	3,690	195,422
Tuesday Morning Corp. (a)	3,200	8,256
World Fuel Services Corp.	6,002	160,794
Zale Corp. (a)	2,389	6,498
Zumiez, Inc. (a)	2,133	27,132
		3,649,331
Savings & Loans – 0.2%
Brookline Bancorp, Inc.	6,000	59,460
Dime Community Bancshares	2,600	30,472
		89,932
Semiconductors – 4.7%
Actel Corp. (a)	2,700	32,076
ATMI, Inc. (a)	3,180	59,212
Brooks Automation, Inc. (a)	6,673	57,254
Cabot Microelectronics Corp. (a)	2,432	80,159
Cohu, Inc.	2,400	33,480
Cypress Semiconductor Corp. (a)	16,000	168,960
Diodes, Inc. (a)	3,491	71,391
DSP Group, Inc. (a)	2,393	13,473
Exar Corp. (a)	4,493	31,945
Hittite Microwave Corp. (a)	2,200	89,650
Kopin Corp. (a)	6,900	28,842
Kulicke & Soffa Industries, Inc. (a)	7,216	38,894
Micrel, Inc.	4,445	36,449
Microsemi Corp. (a)	8,314	147,573
MKS Instruments, Inc. (a)	5,067	88,216
Pericom Semiconductor Corp. (a)	2,657	30,635
Rudolph Technologies, Inc. (a)	3,166	21,276
Sigma Designs, Inc. (a)	2,800	29,960
Skyworks Solutions, Inc. (a)	17,757	251,972
Standard Microsystems Corp. (a)	2,300	47,794
Supertex, Inc. (a)	1,300	38,740
TriQuint Semiconductor, Inc. (a)	15,500	93,000
Ultratech, Inc. (a)	2,437	36,214
Varian Semiconductor Equipment Associates, Inc. (a)	7,450	267,306

The accompanying notes are an integral part of the financial statements.

78

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Veeco Instruments, Inc. (a)	4,054	$133,944
		1,928,415
Software – 3.9%
Avid Technology, Inc. (a)	2,900	37,004
Blackbaud, Inc.	4,476	105,768
CommVault Systems, Inc. (a)	4,300	101,867
Computer Programs & Systems, Inc.	982	45,221
Concur Technologies, Inc. (a)	4,359	186,347
CSG Systems International, Inc. (a)	3,591	68,552
Digi International, Inc. (a)	2,500	22,800
Ebix, Inc. (a)	1,033	50,441
Eclipsys Corp. (a)	5,800	107,416
Epicor Software Corp. (a)	4,655	35,471
EPIQ Systems, Inc. (a)	3,349	46,853
JDA Software Group, Inc. (a)	3,122	79,517
Omnicell, Inc. (a)	3,294	38,507
Phase Forward, Inc. (a)	4,491	68,937
Phoenix Technologies Ltd. (a)	2,928	8,052
Progress Software Corp. (a)	4,042	118,067
Quality Systems, Inc.	1,907	119,741
Smith Micro Software, Inc. (a)	3,000	27,420
SYNNEX Corp. (a)	2,213	67,851
Take-Two Interactive Software, Inc. (a)	8,367	84,088
Taleo Corp. Class A (a)	3,908	91,916
THQ, Inc. (a)	6,853	34,539
Tyler Technologies, Inc. (a)	2,900	57,739
		1,604,114
Storage & Warehousing – 0.1%
Mobile Mini, Inc. (a)	3,645	51,358
Telecommunications – 2.8%
Adaptec, Inc. (a)	12,300	41,205
Anixter International, Inc. (a)	2,977	140,217
Applied Signal Technology, Inc.	1,400	27,006
Arris Group, Inc. (a)	12,857	146,955
Black Box Corp.	1,751	49,623
Cbeyond, Inc. (a)	2,700	42,525
Comtech Telecommunications (a)	2,816	98,701
EMS Technologies, Inc. (a)	1,500	21,750
General Communication, Inc. Class A (a)	4,400	28,072
Harmonic, Inc. (a)	9,905	62,699
Iowa Telecommunications Services, Inc.	3,400	56,984
Netgear, Inc. (a)	3,543	76,848
Network Equipment Technologies, Inc. (a)	3,000	12,150
Neutral Tandem, Inc. (a)	3,400	77,350
Novatel Wireless, Inc. (a)	3,139	25,018
Symmetricom, Inc. (a)	4,600	23,920
Tekelec (a)	6,900	105,432
Tollgrade Communications, Inc. (a)	1,300	7,943
USA Mobility, Inc.	2,331	25,664
Viasat, Inc. (a)	2,900	92,162
		1,162,224
Textiles – 0.3%
G&K Services, Inc. Class A	1,919	48,225
UniFirst Corp.	1,421	68,364
		116,589
Toys, Games & Hobbies – 0.2%
JAKKS Pacific, Inc. (a)	2,862	34,687
RC2 Corp. (a)	2,181	32,170
		66,857
Transportation – 1.7%
Arkansas Best Corp.	2,594	76,341
Bristow Group, Inc. (a)	3,682	141,573
Forward Air Corp.	3,009	75,376
Heartland Express, Inc.	5,352	81,725
Hub Group, Inc. Class A (a)	3,853	103,376
Knight Transportation, Inc.	5,928	114,351
Old Dominion Freight Line, Inc. (a)	2,858	87,741
		680,483
Water – 0.2%
American States Water Co.	1,856	65,721
TOTAL COMMON STOCK (Cost $50,110,137)		41,151,340
TOTAL EQUITIES (Cost $50,110,137)		41,151,340
MUTUAL FUNDS – 0.1%
Diversified Financial – 0.1%
iShares S&P SmallCap 600 Index Fund	573	31,354
TOTAL MUTUAL FUNDS (Cost $35,710)		31,354
TOTAL LONG-TERM INVESTMENTS (Cost $50,145,847)		41,182,694
	Principal Amount
SHORT-TERM INVESTMENTS – 0.2%
Repurchase Agreement – 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$14,519	14,519
U.S. Treasury Bills – 0.2%
U.S. Treasury Bill 0.123% 5/06/10 (c)	80,000	79,966
TOTAL SHORT-TERM INVESTMENTS (Cost $94,485)		94,485
TOTAL INVESTMENTS – 100.2% (Cost $50,240,332) (d)		41,277,179
Other Assets/ (Liabilities) – (0.2)%		(80,025)
NET ASSETS – 100.0%		$41,197,154

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $14,519. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $19,330.

The accompanying notes are an integral part of the financial statements.

79

MML Small Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

80

MML Global Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.0%
COMMON STOCK – 99.0%
Advertising – 1.5%
Omnicom Group, Inc.	31,900	$1,248,885
Apparel – 2.8%
Burberry Group PLC	79,030	758,252
Nike, Inc. Class B	25,220	1,666,286
		2,424,538
Banks – 6.7%
Bank of New York Mellon Corp.	54,090	1,512,897
Erste Group Bank AG	11,095	411,216
Intesa Sanpaolo (a)	77,256	346,119
Julius Baer Group Ltd.	23,127	806,827
Komercni Banka AS	1,542	328,490
Standard Chartered PLC	32,180	806,444
State Street Corp.	35,070	1,526,948
		5,738,941
Beverages – 6.7%
Diageo PLC	100,830	1,759,662
Grupo Modelo SAB de CV Class C (a)	4,400	24,457
Heineken NV	48,770	2,310,652
PepsiCo, Inc.	12,650	769,120
Pernod-Ricard SA	10,502	901,348
		5,765,239
Chemicals – 7.5%
Air Liquide	9,506	1,122,003
Givaudan SA Registered	1,452	1,154,291
International Flavors & Fragrances, Inc.	6,360	261,650
Linde AG	19,300	2,322,802
Praxair, Inc.	5,830	468,207
The Sherwin-Williams Co.	5,590	344,624
Shin-Etsu Chemical Co. Ltd.	14,500	817,695
		6,491,272
Computers – 1.7%
Accenture PLC Class A	27,100	1,124,650
DST Systems, Inc. (a)	6,950	302,672
		1,427,322
Cosmetics & Personal Care – 2.5%
Beiersdorf AG	5,110	335,802
Kao Corp.	35,700	833,817
The Procter & Gamble Co.	16,260	985,844
		2,155,463
Diversified Financial – 3.9%
Aeon Credit Service Co. Ltd.	19,900	191,301
American Express Co.	18,270	740,300
Deutsche Boerse AG	10,040	834,651
The Goldman Sachs Group, Inc.	4,600	776,664
UBS AG (a)	50,118	769,054
		3,311,970
Electric – 0.4%
E.ON AG	8,455	352,940
Electrical Components & Equipment – 2.6%
Legrand SA	29,500	822,515
Schneider Electric SA	12,418	1,438,498
		2,261,013
Electronics – 3.1%
Fanuc Ltd.	3,400	316,303
Hirose Electric Co. Ltd.	2,300	239,842
Hoya Corp.	38,800	1,029,115
Waters Corp. (a)	17,010	1,053,939
		2,639,199
Entertainment – 0.9%
Ladbrokes PLC	130,510	287,384
William Hill PLC	171,410	510,824
		798,208
Foods – 7.3%
Danone	15,069	917,595
General Mills, Inc.	15,440	1,093,306
The J.M. Smucker Co.	16,540	1,021,345
Nestle SA	58,343	2,831,319
Tesco PLC	65,750	452,077
		6,315,642
Forest Products & Paper – 0.8%
Svenska Cellulosa AB Class B	49,600	662,516
Gas – 1.2%
Gaz De France	23,469	1,018,067
Health Care — Products – 7.1%
Alcon, Inc.	2,620	430,597
Cie Generale d'Optique Essilor International SA	6,130	364,903
Johnson & Johnson	15,670	1,009,305
Medtronic, Inc.	35,080	1,542,819
Sonova Holding AG	1,974	238,430
St. Jude Medical, Inc. (a)	15,630	574,871
Synthes, Inc.	7,080	926,226
Zimmer Holdings, Inc. (a)	17,950	1,061,025
		6,148,176
Health Care — Services – 1.0%
Thermo Fisher Scientific, Inc. (a)	18,680	890,849
Holding Company — Diversified – 2.3%
LVMH Moet Hennessy Louis Vuitton SA	17,810	1,999,537
Household Products – 2.1%
Reckitt Benckiser Group PLC	33,990	1,842,815
Insurance – 1.7%
AXA SA	36,600	865,508
Swiss Reinsurance Co. Ltd.	12,450	595,828
		1,461,336
Leisure Time – 0.4%
Harley-Davidson, Inc.	12,130	305,676
Machinery — Diversified – 0.6%
Rockwell Automation, Inc.	11,400	535,572
Manufacturing – 2.7%
3M Co.	21,190	1,751,777
Smiths Group PLC	34,354	562,520
		2,314,297
Media – 4.3%
Vivendi SA	15,511	457,863
The Walt Disney Co.	52,600	1,696,350
Wolters Kluwer NV	26,090	571,785
WPP PLC	99,519	972,481
		3,698,479
Office Equipment/Supplies – 1.0%
Canon, Inc.	20,800	879,746
Oil & Gas – 3.7%
Chevron Corp.	10,370	798,386
Inpex Corp.	98	735,892
Royal Dutch Shell PLC Class A	22,900	692,605

The accompanying notes are an integral part of the financial statements.

81

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Total SA	14,430	$924,600
		3,151,483
Oil & Gas Services – 1.0%
National Oilwell Varco, Inc.	19,540	861,519
Pharmaceuticals – 6.8%
Actelion Ltd. (a)	4,110	219,267
Bayer AG	17,704	1,414,846
DENTSPLY International, Inc.	19,930	700,938
GlaxoSmithKline PLC	10,060	213,254
Merck KGaA	11,620	1,085,993
Roche Holding AG	13,090	2,224,348
		5,858,646
Retail – 3.8%
Abercrombie & Fitch Co. Class A	10,290	358,606
Compagnie Financiere Richemont AG Class A	34,311	1,146,809
Lawson, Inc.	4,700	207,158
Sally Beauty Holdings, Inc. (a)	20,750	158,737
Walgreen Co.	38,180	1,401,970
		3,273,280
Semiconductors – 2.3%
Intel Corp.	40,890	834,156
Samsung Electronics Co., Ltd.	1,679	1,146,728
		1,980,884
Software – 2.2%
Oracle Corp.	75,290	1,847,617
Telecommunications – 2.4%
Cisco Systems, Inc. (a)	61,540	1,473,267
Singapore Telecommunications Ltd.	248,000	546,567
		2,019,834
Transportation – 4.0%
Canadian National Railway Co.	22,750	1,236,690
TNT NV	39,435	1,206,934
United Parcel Service, Inc. Class B	17,090	980,453
		3,424,077
TOTAL COMMON STOCK (Cost $68,684,349)		85,105,038
TOTAL EQUITIES (Cost $68,684,349)		85,105,038
TOTAL LONG-TERM INVESTMENTS (Cost $68,684,349)		85,105,038
	Principal Amount
SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$1,056,079	1,056,079
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	4,572	4,572
TOTAL SHORT-TERM INVESTMENTS (Cost $1,060,651)		1,060,651
TOTAL INVESTMENTS – 100.2% (Cost $69,745,000) (c)		86,165,689
Other Assets/ (Liabilities) – (0.2)%		(139,079)
NET ASSETS – 100.0%		$86,026,610

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $1,056,080. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $1,077,642.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

82

MML Foreign Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 95.4%
COMMON STOCK – 95.4%
Aerospace & Defense – 1.9%
BAE Systems PLC	539,710	$3,112,469
Empresa Brasileira de Aeronautica SA ADR (Brazil)	74,920	1,656,482
Rolls-Royce Group PLC (a)	101,011	788,836
		5,557,787
Apparel – 0.5%
Burberry Group PLC	155,432	1,491,290
Auto Manufacturers – 2.0%
Bayerische Motoren Werke AG	71,171	3,235,207
Toyota Motor Corp. Sponsored ADR (Japan)	30,510	2,567,721
		5,802,928
Automotive & Parts – 1.2%
Compagnie Generale des Etablissements Michelin Class B	44,250	3,393,858
Banks – 8.4%
Banco Espirito Santo SA	472,526	3,071,023
Banco Santander SA	104,831	1,722,182
DBS Group Holdings, Ltd.	507,479	5,522,088
HSBC Holdings PLC	158,400	1,803,162
ICICI Bank Ltd. Sponsored ADR (India)	75,120	2,832,775
Intesa Sanpaolo (a)	449,621	2,014,375
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (a)	71,430	3,632,216
Mitsubishi UFJ Financial Group, Inc.	202,000	989,508
Nordea Bank AB	116,605	1,179,581
UniCredit Italiano SpA (a)	603,380	2,006,861
		24,773,771
Building Materials – 1.1%
CRH PLC	122,682	3,353,154
Chemicals – 1.4%
Akzo Nobel NV	23,060	1,519,787
Lonza Group AG Registered	36,480	2,555,549
		4,075,336
Commercial Services – 3.0%
Adecco SA	45,420	2,504,810
G4S PLC	710,680	2,972,253
Randstad Holding NV (a)	51,493	2,545,757
Rentokil Initial PLC (a)	379,332	703,763
		8,726,583
Computers – 0.9%
Compal Electronics, Inc.	832,785	1,144,947
Lite On Technology Corp.	1,033,075	1,544,859
		2,689,806
Distribution & Wholesale – 0.4%
Wolseley PLC (a)	54,369	1,088,428
Diversified Financial – 0.5%
Invesco Ltd.	62,993	1,479,706
Electric – 2.9%
E.ON AG	105,760	4,414,771
Iberdrola SA	317,270	3,019,919
National Grid PLC	87,453	956,637
		8,391,327
Electronics – 2.1%
Flextronics International Ltd. (a)	168,720	1,233,343
Koninklijke Philips Electronics NV	135,910	4,023,878
Venture Corp. Ltd.	159,387	1,000,279
		6,257,500
Energy — Alternate Sources – 0.5%
Vestas Wind Systems A/S (a)	23,872	1,460,493
Food Services – 0.9%
Compass Group PLC	388,212	2,774,676
Foods – 5.9%
Cadbury Schweppes PLC	116,851	1,504,732
George Weston Ltd.	26,400	1,688,187
Nestle SA	117,140	5,684,669
Tesco PLC	513,700	3,532,047
Unilever PLC	150,227	4,812,065
		17,221,700
Forest Products & Paper – 0.3%
UPM Kymmene Oyj	74,550	886,523
Gas – 1.0%
Gaz De France	66,928	2,903,284
Health Care — Services – 0.9%
Rhoen-Klinikum AG	104,543	2,556,735
Holding Company — Diversified – 0.5%
Hutchison Whampoa Ltd.	198,291	1,357,240
Home Furnishing – 0.5%
Sony Corp.	54,635	1,584,442
Insurance – 5.8%
ACE Ltd. (a)	52,664	2,654,266
Aviva PLC	459,175	2,910,150
AXA SA	135,127	3,195,451
ING Groep NV (a)	255,170	2,466,515
Muenchener Rueckversicherungs AG	22,640	3,528,912
Swiss Reinsurance Co. Ltd.	50,180	2,401,497
		17,156,791
Internet – 1.5%
Check Point Software Technologies Ltd. (a)	134,429	4,554,455
Iron & Steel – 0.7%
POSCO ADR (Republic of Korea)	15,301	2,005,961
Lodging – 0.6%
Accor SA	34,930	1,897,333
Manufacturing – 3.4%
FUJIFILM Holdings Corp.	51,226	1,531,109
Konica Minolta Holdings, Inc.	147,500	1,513,509
Olympus Corp.	44,610	1,434,077
Siemens AG	49,746	4,562,372
Smiths Group PLC	49,316	807,511
		9,848,578
Media – 3.6%
British Sky Broadcasting Group PLC	311,184	2,805,202
Pearson PLC	220,574	3,173,147
Reed Elsevier NV	120,013	1,472,410

The accompanying notes are an integral part of the financial statements.

83

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vivendi SA	108,720	$3,209,262
		10,660,021
Mining – 1.7%
Alumina Ltd. (a)	469,994	771,299
Vale SA Sponsored ADR (Brazil)	169,772	4,213,741
		4,985,040
Oil & Gas – 9.6%
BP PLC	468,264	4,531,888
ENI SpA	118,312	3,011,800
Petroleo Brasileiro SA Sponsored ADR (Brazil)	108,710	4,608,217
Repsol YPF SA	80,012	2,136,021
Royal Dutch Shell PLC Class B	140,834	4,106,840
Sasol Ltd. Sponsored ADR (South Africa)	86,770	3,465,594
Statoil ASA	63,410	1,580,511
Total SA	75,062	4,809,586
		28,250,457
Oil & Gas Services – 0.7%
SBM Offshore NV	103,116	2,017,469
Pharmaceuticals – 8.4%
Celesio AG	63,560	1,614,710
GlaxoSmithKline PLC	200,324	4,246,514
Merck KGaA	31,130	2,909,376
Novartis AG	96,350	5,243,534
Roche Holding AG	21,390	3,634,744
Sanofi-Aventis	76,548	5,999,718
Takeda Pharmaceutical Co. Ltd.	25,446	1,045,207
		24,693,803
Real Estate – 0.9%
Cheung Kong Holdings	196,215	2,526,077
Retail – 1.8%
Kingfisher PLC	960,424	3,523,118
Marks & Spencer Group PLC	254,310	1,650,971
		5,174,089
Semiconductors – 4.5%
Infineon Technologies AG (a)	509,387	2,811,811
Samsung Electronics Co., Ltd.	9,300	6,351,742
Taiwan Semiconductor Manufacturing Co. Ltd.	1,959,275	3,930,182
		13,093,735
Software – 1.8%
SAP AG Sponsored ADR (Germany)	84,430	3,952,169
The Sage Group PLC	392,080	1,392,979
		5,345,148
Telecommunications – 11.6%
China Telecom Corp. Ltd. Class H	7,215,643	2,985,382
France Telecom SA	176,007	4,393,979
Mobile TeleSystems Sponsored ADR (Russia)	40,450	1,977,601
Singapore Telecommunications Ltd.	1,849,000	4,075,008
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	156,360	1,436,948
Telefonica SA Sponsored ADR (Spain)	83,245	6,952,622
Telekom Austria AG	163,910	2,339,992
Telenor ASA (a)	353,766	4,958,496
Vodafone Group PLC Sponsored ADR (United Kingdom)	212,863	4,915,007
		34,035,035
Toys, Games & Hobbies – 0.9%
Nintendo Co. Ltd.	10,600	2,514,117
Transportation – 1.0%
Deutsche Post AG	152,521	2,934,383
Water – 0.1%
Suez Environnement Co.	11,761	271,671
TOTAL COMMON STOCK (Cost $300,064,779)		279,790,730
TOTAL EQUITIES (Cost $300,064,779)		279,790,730
TOTAL LONG-TERM INVESTMENTS (Cost $300,064,779)		279,790,730
	Principal Amount
SHORT-TERM INVESTMENTS – 2.5%
Repurchase Agreement – 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$7,317,636	7,317,636
TOTAL SHORT-TERM INVESTMENTS (Cost $7,317,636)		7,317,636
TOTAL INVESTMENTS – 97.9% (Cost $307,382,415) (c)		287,108,366
Other Assets/ (Liabilities) – 2.1%		6,018,702
NET ASSETS – 100.0%		$293,127,068

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,317,640. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $7,468,809.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

84

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

		MML Asset Allocation Fund	MML Equity Income Fund
Assets:
	Investments, at value (Note 2) (a)	$140,992,941	$440,270,242
	Short-term investments, at value (Note 2) (b)	6,353,065	7,371,341
	Total investments	147,346,006	447,641,583
	Cash	-	-
	Foreign currency, at value (c)	15,280	-
	Receivables from:
	Investments sold	1,014,431	689,892
	Fund shares sold	224,835	16,000
	Interest and dividends	623,356	693,348
	Foreign taxes withheld	3,803	12,510
	Total assets	149,227,711	449,053,333
Liabilities:
	Payables for:
	Investments purchased	186,092	687,483
	Fund shares repurchased	16,405	1,011,885
	Investments purchased on a when-issued basis (Note 2)	4,429,897	-
	Trustees' fees and expenses (Note 3)	28,254	48,014
	Affiliates (Note 3):
	Investment management fees	67,188	283,779
	Administration fees	-	-
	Service fees	3,199	10,043
	Accrued expense and other liabilities	48,678	83,740
	Total liabilities	4,779,713	2,124,944
	Net assets	$144,447,998	$446,928,389
Net assets consist of:
	Paid-in capital	$198,865,296	$511,044,406
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	3,405,921	8,271,169
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(68,639,771)	(76,097,356)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	10,816,552	3,710,170
	Net assets	$144,447,998	$446,928,389

(a)	Cost of investments:	$130,163,033	$436,557,737
(b)	Cost of short-term investments:	$6,353,065	$7,371,341
(c)	Cost of foreign currency:	$28,583	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Growth & Income Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund

$271,135,845	$156,711,219	$41,396,574	$104,663,096
2,066,098	1,131,466	374,714	2,924,288
273,201,943	157,842,685	41,771,288	107,587,384
-	44	-	-
-	-	-	-

1,730,481	1,527,305	86,934	-
64,751	3,478	918	15,110
322,488	277,336	22,323	64,024
-	5,884	6,286	-
275,319,663	159,656,732	41,887,749	107,666,518

2,374,479	329,219	88,382	-
52,427	191,139	26,866	202,533
-	-	-	-
20,296	30,390	8,012	12,271

149,342	66,984	22,897	49,488
-	-	-	19,549
1,346	6,732	374	715
52,675	47,543	34,050	41,505
2,650,565	672,007	180,581	326,061
$272,669,098	$158,984,725	$41,707,168	$107,340,457

$273,543,984	$228,050,926	$49,538,275	$151,518,291
2,869,415	2,050,709	121,775	419,755
(32,581,359)	(87,194,803)	(14,331,603)	(65,784,787)
28,837,058	16,077,893	6,378,721	21,187,198
$272,669,098	$158,984,725	$41,707,168	$107,340,457

$242,298,807	$140,633,326	$35,017,853	$83,475,898
$2,066,098	$1,131,466	$374,714	$2,924,288
$-	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Asset Allocation Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$138,937,653	$430,299,515
Shares outstanding (a)	17,929,980	51,554,605
Net asset value, offering price and redemption price per share	$7.75	$8.35
Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Class II shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Service Class shares:
Net assets	$5,510,345	$16,628,874
Shares outstanding (a)	713,515	1,998,425
Net asset value, offering price and redemption price per share	$7.72	$8.32
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Growth & Income Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund

$270,263,206	$147,773,030	$41,070,817	$-
34,570,490	20,118,481	4,665,392	-
$7.82	$7.35	$8.80	$-

$-	$-	$-	$82,035,093
-	-	-	12,972,308
$-	$-	$-	$6.32

$-	$-	$-	$24,102,338
-	-	-	3,797,948
$-	$-	$-	$6.35

$2,405,892	$11,211,695	$636,351	$-
308,665	1,531,828	72,508	-
$7.79	$7.32	$8.78	$-

$-	$-	$-	$1,203,026
-	-	-	191,160
$-	$-	$-	$6.29

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

		MML Mid Cap Value Fund	MML Mid Cap Growth Fund
Assets:
	Investments, at value (Note 2) (a)	$382,773,655	$282,501,542
	Short-term investments, at value (Note 2) (b)	3,282,987	3,446,108
	Total investments	386,056,642	285,947,650
	Cash	-	-
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	3,877,271	398,106
	Open forward foreign currency contracts (Note 2)	135,991	-
	Investment adviser (Note 3)	-	-
	Fund shares sold	17,348	11,739
	Interest and dividends	1,031,419	61,274
	Foreign taxes withheld	-	-
	Total assets	391,118,671	286,418,769
Liabilities:
	Payables for:
	Investments purchased	5,164,142	649,551
	Fund shares repurchased	4,005,776	784,472
	Variation margin on open futures contracts (Note 2)	-	-
	Trustees' fees and expenses (Note 3)	47,788	35,174
	Affiliates (Note 3):
	Investment management fees	271,003	183,478
	Administration fees	-	-
	Service fees	3,704	5,870
	Accrued expense and other liabilities	80,425	63,216
	Total liabilities	9,572,838	1,721,761
	Net assets	$381,545,833	$284,697,008
Net assets consist of:
	Paid-in capital	$430,562,105	$282,922,898
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	5,790,597	(35,230)
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(102,296,914)	(36,616,132)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	47,490,045	38,425,472
	Net assets	$381,545,833	$284,697,008

(a)	Cost of investments:	$335,420,204	$244,076,200
(b)	Cost of short-term investments:	$3,282,987	$3,446,108
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund	MML Small Company Value Fund	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund

$182,454,371	$94,087,987	$41,182,694	$85,105,038	$279,790,730
1,873,225	3,008,056	94,485	1,060,651	7,317,636
184,327,596	97,096,043	41,277,179	86,165,689	287,108,366
-	-	-	31	-
-	-	-	326	1,159,616

-	17,496	-	61,307	9,797
-	-	-	-
-	9,048	-	11,017	-
3,586	12,795	4,991	10,118	4,638,387
84,822	111,181	42,172	65,629	360,257
-	-	-	23,268	282,372
184,416,004	97,246,563	41,324,342	86,337,385	293,558,795

216,475	238,604	-	106,938	-
1,880,634	533	70,547	86,949	84,093
-	-	1,360	-	-
26,205	2,038	7,061	6,794	36,438

115,666	67,463	12,063	43,454	217,530
-	19,841	-	18,564	-
2,282	320	1,625	370	2,582
50,570	37,576	34,532	47,706	91,084
2,291,832	366,375	127,188	310,775	431,727
$182,124,172	$96,880,188	$41,197,154	$86,026,610	$293,127,068

$252,319,466	$79,436,263	$53,828,928	$87,784,638	$336,942,465
1,093,440	(2,025)	229,984	491,191	4,919,382
(82,436,450)	241,150	(3,902,283)	(18,670,305)	(28,507,214)
11,147,716	17,204,800	(8,959,475)	16,421,086	(20,227,565)
$182,124,172	$96,880,188	$41,197,154	$86,026,610	$293,127,068

$171,306,655	$76,883,187	$50,145,847	$68,684,349	$300,064,779
$1,873,225	$3,008,056	$94,485	$1,060,651	$7,317,636
$-	$-	$-	$326	$1,124,613

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MML Mid Cap Value Fund	MML Mid Cap Growth Fund
Initial Class shares:
Net assets	$375,385,795	$274,953,938
Shares outstanding (a)	42,395,247	28,783,272
Net asset value, offering price and redemption price per share	$8.85	$9.55
Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Class II shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-
Service Class shares:
Net assets	$6,160,038	$9,743,070
Shares outstanding (a)	697,994	1,023,176
Net asset value, offering price and redemption price per share	$8.83	$9.52
Service Class I shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund	MML Small Company Value Fund	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund

$178,317,747	$-	$38,456,070	$-	$288,814,521
24,274,132	-	4,895,513	-	32,283,866
$7.35	$-	$7.86	$-	$8.95

$-	$-	$-	$65,305,086	$-
-	-	-	8,641,479	-
$-	$-	$-	$7.56	$-

$-	$96,202,809	$-	$20,162,718	$-
-	6,128,818	-	2,638,817	-
$-	$15.70	$-	$7.64	$-

$3,806,425	$-	$2,741,084	$-	$4,312,547
519,645	-	350,231	-	483,387
$7.33	$-	$7.83	$-	$8.92

$-	$677,379	$-	$558,806	$-
-	43,223	-	73,846	-
$-	$15.67	$-	$7.57	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MML Asset Allocation Fund	MML Equity Income Fund
Investment income (Note 2):
	Dividends (a)	$1,539,966	$11,373,626
	Interest	2,581,848	128,894
	Total investment income	4,121,814	11,502,520
Expenses (Note 3):
	Investment management fees	740,967	2,940,320
	Custody fees	20,133	42,374
	Audit fees	31,548	30,093
	Legal fees	3,961	10,793
	Proxy fees	1,302	941
	Shareholder reporting fees	34,309	93,512
	Trustees' fees	20,021	51,123
		852,241	3,169,156
	Administration fees:
	Class I	-	-
	Class II	-	-
	Service Class I	-	-
	Service fees:
	Service Class	8,960	30,141
	Service Class I	-	-
	Total expenses	861,201	3,199,297
	Expenses waived (Note 3):
	Class I management fees waived	-	-
	Class II management fees waived	-	-
	Service Class I management fees waived	-	-
	Net expenses	861,201	3,199,297
	Net investment income (loss)	3,260,613	8,303,223
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(26,417,300)	(51,942,411)
	Futures contracts	-	-
	Foreign currency transactions	1,073	25
	Net realized gain (loss)	(26,416,227)	(51,942,386)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	44,223,562	142,548,513
	Translation of assets and liabilities in foreign currencies	(696)	(475)
	Net change in unrealized appreciation (depreciation)	44,222,866	142,548,038
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	17,806,639	90,605,652
	Net increase (decrease) in net assets resulting from operations	$21,067,252	$98,908,875

(a)	Net of withholding tax of:	$21,080	$82,438

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML Growth & Income Fund	MML Large Cap Growth Fund	MML Concentrated Growth Fund

$4,003,961	$2,890,264	$433,124	$1,259,398
786	724	142	499
4,004,747	2,890,988	433,266	1,259,897

1,034,879	696,169	243,032	564,369
32,738	15,561	10,359	13,463
30,718	30,106	30,175	30,710
4,483	4,121	1,117	2,766
1,039	1,302	1,016	1,177
29,472	34,465	11,719	24,620
15,824	20,187	5,505	12,615
1,149,153	801,911	302,923	649,720

-	-	-	172,684
-	-	-	29,727
-	-	-	2,102

3,666	17,183	1,114	-
-	-	-	2,190
1,152,819	819,094	304,037	856,423
-	-	-	(18,680)
-	-	-	(5,779)
-	-	-	(261)
1,152,819	819,094	304,037	831,703
2,851,928	2,071,894	129,229	428,194

(13,160,534)	(27,416,912)	(6,221,455)	(14,043,481)
192,612	-	-	-
559	-	-	-
(12,967,363)	(27,416,912)	(6,221,455)	(14,043,481)

50,695,546	60,520,917	16,548,652	48,295,568
20	-	-	-
50,695,566	60,520,917	16,548,652	48,295,568
37,728,203	33,104,005	10,327,197	34,252,087
$40,580,131	$35,175,899	$10,456,426	$34,680,281

$8,574	$41,824	$1,716	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MML Mid Cap Value Fund	MML Mid Cap Growth Fund
Investment income (Note 2):
	Dividends (a)	$9,258,411	$1,363,383
	Interest	860	14,890
	Total investment income	9,259,271	1,378,273
Expenses (Note 3):
	Investment management fees	2,681,743	1,781,384
	Custody fees	67,751	42,041
	Audit fees	30,608	30,659
	Legal fees	9,222	6,724
	Proxy fees	1,039	941
	Shareholder reporting fees	74,795	54,193
	Trustees' fees	43,024	29,834
		2,908,182	1,945,776
	Administration fees:
	Class I	-	-
	Class II	-	-
	Service Class I	-	-
	Service fees:
	Service Class	10,804	17,363
	Service Class I	-	-
	Total expenses	2,918,986	1,963,139
	Expenses waived (Note 3):
	Class I fees waived by advisor	-	-
	Class II fees waived by advisor	-	-
	Service Class I fees waived by advisor	-	-
	Net expenses	2,918,986	1,963,139
	Net investment income (loss)	6,340,285	(584,866)
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(1,862,225)	(20,742,663)
	Futures contracts	-	-
	Foreign currency transactions	(593,647)	335
	Net realized gain (loss)	(2,455,872)	(20,742,328)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	88,542,641	110,156,690
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	199,453	147
	Net change in unrealized appreciation (depreciation)	88,742,094	110,156,837
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	86,286,222	89,414,509
	Net increase (decrease) in net assets resulting from operations	$92,626,507	$88,829,643

(a)	Net of withholding tax of:	$51,418	$10,991

*	Fund commenced operations on February 27, 2009.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund	MML Small Company Value Fund*	MML Small Cap Index Fund	MML Global Fund	MML Foreign Fund

$2,392,083	$706,139	$418,117	$972,854	$7,388,461
1,442	714	410	362	3,405
2,393,525	706,853	418,527	973,216	7,391,866

1,187,718	385,740	123,808	299,958	2,126,777
18,468	16,262	17,723	76,763	156,958
30,115	30,221	30,177	32,229	32,124
4,763	6,205	1,044	1,430	6,953
1,291	941	957	1,702	1,176
38,689	17,797	10,434	11,802	55,086
21,906	3,004	5,063	5,077	31,982
1,302,950	460,170	189,206	428,961	2,411,056

-	-	-	88,092	-
-	112,835	-	32,529	-
-	618	-	1,287	-

7,028	-	5,035	-	7,825
-	618	-	1,149	-
1,309,978	574,241	194,241	552,018	2,418,881

-	-	-	(74,812)	-
-	(51,455)	-	(43,096)	-
-	(284)	-	(1,095)	-
1,309,978	522,502	194,241	433,015	2,418,881
1,083,547	184,351	224,286	540,201	4,972,985

(20,202,597)	2,544,681	(2,547,311)	(6,755,082)	(20,751,447)
-	-	146,255	(46,391)	-
-	958	-	(62,712)	(26,844)
(20,202,597)	2,545,639	(2,401,056)	(6,864,185)	(20,778,291)

78,767,432	17,204,800	10,605,839	23,884,868	82,337,982
-	-	(29,825)	-	-
-	-	-	2,678	79,560
78,767,432	17,204,800	10,576,014	23,887,546	82,417,542
58,564,835	19,750,439	8,174,958	17,023,361	61,639,251
$59,648,382	$19,934,790	$8,399,244	$17,563,562	$66,612,236

$1,739	$1,551	$112	$63,953	$704,981

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Allocation Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,260,613	$5,264,778
Net realized gain (loss) on investment transactions	(26,416,227)	(40,930,010)
Net change in unrealized appreciation (depreciation) on investments	44,222,866	(32,350,270)
Net increase (decrease) in net assets resulting from operations	21,067,252	(68,015,502)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(5,404,123)	(160,237)
Service Class *	(168,250)	(80)
Total distributions from net investment income	(5,572,373)	(160,317)
From net realized gains:
Initial Class	-	-
Service Class *	-	-
Total distributions from net realized gains	-	-
Net fund share transactions (Note 5):
Initial Class	(12,329,765)	(50,818,926)
Service Class *	3,200,454	1,782,991
Increase (decrease) in net assets from fund share transactions	(9,129,311)	(49,035,935)
Total increase (decrease) in net assets	6,365,568	(117,211,754)
Net assets
Beginning of year	138,082,430	255,294,184
End of year	$144,447,998	$138,082,430
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,405,921	$5,552,206

*	Service Class shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Income & Growth Fund		MML Growth & Income Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$8,303,223	$9,400,761	$2,851,928	$2,083,523	$2,071,894	$2,862,196
(51,942,386)	(24,006,438)	(12,967,363)	(16,127,940)	(27,416,912)	(58,835,920)
142,548,038	(147,476,428)	50,695,566	(32,268,822)	60,520,917	(42,058,219)
98,908,875	(162,082,105)	40,580,131	(46,313,239)	35,175,899	(98,031,943)

(9,089,369)	-	(2,061,951)	(1,916)	(2,675,505)	-
(323,441)	-	(13,965)	(2)	(184,375)	-
(9,412,810)	-	(2,075,916)	(1,918)	(2,859,880)	-

-	(5,677,873)	-	(6,864)	-	-
-	(1,337)	-	(6)	-	-
-	(5,679,210)	-	(6,870)	-	-

(9,460,280)	142,939,258	155,681,017	(27,512,765)	(15,696,871)	(38,573,821)
6,728,535	6,370,283	1,386,647	659,761	7,810,429	1,358,185
(2,731,745)	149,309,541	157,067,664	(26,853,004)	(7,886,442)	(37,215,636)
86,764,320	(18,451,774)	195,571,879	(73,175,031)	24,429,577	(135,247,579)

360,164,069	378,615,843	77,097,219	150,272,250	134,555,148	269,802,727
$446,928,389	$360,164,069	$272,669,098	$77,097,219	$158,984,725	$134,555,148
$8,271,169	$9,380,732	$2,869,415	$2,062,917	$2,050,709	$2,842,220

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$129,229	$193,730
Net realized gain (loss) on investment transactions	(6,221,455)	(7,549,228)
Net change in unrealized appreciation (depreciation) on investments	16,548,652	(20,022,748)
Net increase (decrease) in net assets resulting from operations	10,456,426	(27,378,246)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(177,283)	-
Class I	-	-
Class II	-	-
Service Class *	(2,376)	-
Service Class I **	-	-
Total distributions from net investment income	(179,659)	-
Net fund share transactions (Note 5):
Initial Class	(5,262,576)	(10,678,299)
Class I	-	-
Class II	-	-
Service Class *	260,471	263,900
Service Class I **	-	-
Increase (decrease) in net assets from fund share transactions	(5,002,105)	(10,414,399)
Total increase (decrease) in net assets	5,274,662	(37,792,645)
Net assets
Beginning of year	36,432,506	74,225,151
End of year	$41,707,168	$36,432,506
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$121,775	$188,557

*	Service Class shares commenced operations on August 15, 2008.
**	Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$428,194	$374,039	$6,340,285	$7,541,621
(14,043,481)	(49,084,815)	(2,455,872)	(81,276,994)
48,295,568	(37,383,134)	88,742,094	(21,239,052)
34,680,281	(86,093,910)	92,626,507	(94,974,425)

-	-	(7,031,877)	(15,668)
(273,859)	-	-	-
(69,794)	-	-	-
-	-	(103,215)	(4)
(5,108)	-	-	-
(348,761)	-	(7,135,092)	(15,672)

-	-	(122,786)	(18,448,689)
(3,984,483)	89,139,781	-	-
(3,458,179)	(9,133,233)	-	-
-	-	2,465,079	2,222,528
362,513	561,093	-	-
(7,080,149)	80,567,641	2,342,293	(16,226,161)
27,251,371	(5,526,269)	87,833,708	(111,216,258)

80,089,086	85,615,355	293,712,125	404,928,383
$107,340,457	$80,089,086	$381,545,833	$293,712,125
$419,755	$340,322	$5,790,597	$7,322,340

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Mid Cap Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(584,866)	$(501,365)
Net realized gain (loss) on investment transactions	(20,742,328)	(15,579,953)
Net change in unrealized appreciation (depreciation) on investments	110,156,837	(99,068,384)
Net increase (decrease) in net assets resulting from operations	88,829,643	(115,149,702)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class *	-	-
Service Class I **	-	-
Total distributions from net investment income	-	-
From net realized gains:
Initial Class	-	(4,530,895)
Class II	-	-
Service Class *	-	(1,688)
Service Class I **	-	-
Total distributions from net realized gains	-	(4,532,583)
Net fund share transactions (Note 5):
Initial Class	5,026,169	17,861,147
Class II	-	-
Service Class *	3,198,019	3,762,968
Service Class I **	-	-
Increase (decrease) in net assets from fund share transactions	8,224,188	21,624,115
Total increase (decrease) in net assets	97,053,831	(98,058,170)
Net assets
Beginning of year	187,643,177	285,701,347
End of year	$284,697,008	$187,643,177
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(35,230)	$(31,930)

*	Service Class shares commenced operations on August 15, 2008.
**	Service Class I shares commenced operations on August 15, 2008.
***	Fund commenced operations on February 27, 2009.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund		MML Small Company Value Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2009***

$1,083,547	$2,250,503	$184,351
(20,202,597)	(45,989,078)	2,545,639
78,767,432	(44,792,875)	17,204,800
59,648,382	(88,531,450)	19,934,790

(2,007,657)	-	-
-	-	(209,952)
(38,998)	-	-
-	-	(902)
(2,046,655)	-	(210,854)

-	-	-
-	-	(2,265,082)
-	-	-
-	-	(14,929)
-	-	(2,280,011)

(23,196,315)	(14,887,144)	-
-	-	78,852,336
1,055,440	1,498,829	-
-	-	583,927
(22,140,875)	(13,388,315)	79,436,263
35,460,852	(101,919,765)	96,880,188

146,663,320	248,583,085	-
$182,124,172	$146,663,320	$96,880,188
$1,093,440	$2,110,865	$(2,025)

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Index Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$224,286	$471,588
Net realized gain (loss) on investment transactions	(2,401,056)	(785,273)
Net change in unrealized appreciation (depreciation) on investments	10,576,014	(16,590,002)
Net increase (decrease) in net assets resulting from operations	8,399,244	(16,903,687)
Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(417,813)	-
Class I	-	-
Class II	-	-
Service Class *	(27,020)	-
Service Class I **	-	-
Total distributions from net investment income	(444,833)	-
From net realized gains:
Initial Class	(675,436)	(576,998)
Class I	-	-
Class II	-	-
Service Class *	(44,276)	(1,067)
Service Class I **	-	-
Total distributions from net realized gains	(719,712)	(578,065)
Net fund share transactions (Note 5):
Initial Class	(2,154,683)	(7,489,602)
Class I	-	-
Class II	-	-
Service Class *	989,088	1,206,086
Service Class I **	-	-
Increase (decrease) in net assets from fund share transactions	(1,165,595)	(6,283,516)
Total increase (decrease) in net assets	6,069,104	(23,765,268)
Net assets
Beginning of year	35,128,050	58,893,318
End of year	$41,197,154	$35,128,050
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$229,984	$470,282

*	Service Class shares commenced operations on August 15, 2008.
**	Service Class I shares commenced operations on August 15, 2008.

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Foreign Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$540,201	$762,500	$4,972,985	$7,950,855
(6,864,185)	(11,830,120)	(20,778,291)	(8,232,537)
23,887,546	(9,414,076)	82,417,542	(149,026,855)
17,563,562	(20,481,696)	66,612,236	(149,308,537)

-	-	(6,097,987)	(118,041)
(548,755)	-	-	-
(133,588)	-	-	-
-	-	(83,617)	(40)
(5,335)	-	-	-
(687,678)	-	(6,181,604)	(118,081)

-	-	-	-
-	(36,256)	-	-
-	(126,609)	-	-
-	-	-	-
-	(416)	-	-
-	(163,281)	-	-

-	-	20,624,883	(902,429)
47,920,652	(54,812)	-	-
(3,367,089)	(8,718,882)	-	-
-	-	1,687,192	1,695,188
135,804	294,855	-	-
44,689,367	(8,478,839)	22,312,075	792,759
61,565,251	(29,123,816)	82,742,707	(148,633,859)

24,461,359	53,585,175	210,384,361	359,018,220
$86,026,610	$24,461,359	$293,127,068	$210,384,361
$491,191	$682,746	$4,919,382	$6,154,845

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Asset Allocation Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.90	$9.91		$10.30	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.23		0.25	0.16
Net realized and unrealized gain (loss) on investments	0.98	(3.23)		(0.13)	0.31
Total income (loss) from investment operations	1.15	(3.00)		0.12	0.47
Less distributions to shareholders:
From net investment income	(0.30)	(0.01)		(0.25)	(0.16)
From net realized gains	-	-		(0.26)	(0.01)
Total distributions	(0.30)	(0.01)		(0.51)	(0.17)
Net asset value, end of period	$7.75	$6.90		$9.91	$10.30
Total Return ^^	17.02%	(30.32%	)	1.14%	4.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$138,938	$136,326		$255,294	$266,212
Ratio of expenses to average daily net assets:
Before expense waiver	0.63%	0.62%		0.59%	0.61%	*
After expense waiver	N/A	0.60%	#	0.57% #	0.57%	*#
Net investment income (loss) to average daily net assets	2.43%	2.63%		2.34%	2.40%	*
Portfolio turnover rate	109%	67%		62%	38%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.90	$8.98
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.08
Net realized and unrealized gain (loss) on investments	0.97	(2.15)
Total income (loss) from investment operations	1.12	(2.07)
Less distributions to shareholders:
From net investment income	(0.30)	(0.01)
Total distributions	(0.30)	(0.01)
Net asset value, end of period	$7.72	$6.90
Total Return ^^	16.56%	(23.10%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,510	$1,757
Net expenses to average daily net assets	0.88%	0.90%	*
Net investment income (loss) to average daily net assets	2.09%	3.09%	*
Portfolio turnover rate	109%	67%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Income Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.82	$10.77		$10.97	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.22		0.20	0.11
Net realized and unrealized gain (loss) on investments	1.56	(4.04)		0.15	0.99
Total income (loss) from investment operations	1.71	(3.82)		0.35	1.10
Less distributions to shareholders:
From net investment income	(0.18)	-		(0.17)	(0.10)
From net realized gains	-	(0.13)		(0.38)	(0.03)
Total distributions	(0.18)	(0.13)		(0.55)	(0.13)
Net asset value, end of period	$8.35	$6.82		$10.77	$10.97
Total Return ^^	25.19%	(35.80%	)	3.13%	11.01%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$430,300	$353,862		$378,616	$292,357
Net expenses to average daily net assets	0.81%	0.80%		0.78%	0.80%	*
Net investment income (loss) to average daily net assets	2.13%	2.51%		1.76%	1.66%	*
Portfolio turnover rate	31%	32%		27%	12%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.82	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.54	(2.74)
Total income (loss) from investment operations	1.67	(2.65)
Less distributions to shareholders:
From net investment income	(0.17)	-
From net realized gains	-	(0.13)
Total distributions	(0.17)	(0.13)
Net asset value, end of period	$8.32	$6.82
Total Return ^^	24.74%	(27.98%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$16,629	$6,302
Net expenses to average daily net assets	1.06%	1.06%	*
Net investment income (loss) to average daily net assets	1.77%	3.36%	*
Portfolio turnover rate	31%	32%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Income & Growth Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$6.68	$10.24		$11.03		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.16		0.17		0.13
Net realized and unrealized gain (loss) on investments	1.07	(3.72)		(0.24)		1.04
Total income (loss) from investment operations	1.20	(3.56)		(0.07)		1.17
Less distributions to shareholders:
From net investment income	(0.06)	(0.00	) †	(0.17)		(0.14)
From net realized gains	-	(0.00	) †	(0.55)		-
Tax return of capital	-	-		(0.00	) †	-
Total distributions	(0.06)	(0.00	) †	(0.72)		(0.14)
Net asset value, end of period	$7.82	$6.68		$10.24		$11.03
Total Return ^^	18.06%	(34.76%	)	(0.77%	)	11.66%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$270,263	$76,447		$150,272		$180,804
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	0.74%		0.70%		0.72%	*
After expense waiver	N/A	0.73%	#	0.70%	##	0.70%	*#
Net investment income (loss) to average daily net assets	1.79%	1.82%		1.48%		1.84%	*
Portfolio turnover rate	52%	59%		57%		38%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.68	$9.09
Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.06	(2.47)
Total income (loss) from investment operations	1.17	(2.41)
Less distributions to shareholders:
From net investment income	(0.06)	(0.00	) †
From net realized gains	-	(0.00	) †
Total distributions	(0.06)	(0.00	) †
Net asset value, end of period	$7.79	$6.68
Total Return ^^	17.59%	(26.51%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,406	$650
Net expenses to average daily net assets	0.97%	1.03%	*
Net investment income (loss) to average daily net assets	1.59%	2.33%	*
Portfolio turnover rate	52%	59%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth & Income Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$5.87	$9.80		$10.36		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.11		0.12		0.07
Net realized and unrealized gain (loss) on investments	1.52	(4.04)		(0.14)		0.37
Total income (loss) from investment operations	1.61	(3.93)		(0.02)		0.44
Less distributions to shareholders:
From net investment income	(0.13)	-		(0.12)		(0.08)
From net realized gains	-	-		(0.42)		-
Tax return of capital	-	-		(0.00	) †	-
Total distributions	(0.13)	-		(0.54)		(0.08)
Net asset value, end of period	$7.35	$5.87		$9.80		$10.36
Total Return ^^	27.66%	(40.10%	)	(0.33%	)	4.35%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$147,773	$133,236		$269,803		$302,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	0.56%		0.54%		0.55%	*
After expense waiver	N/A	0.55%	#	0.52%	#	0.52%	*#
Net investment income (loss) to average daily net assets	1.51%	1.39%		1.13%		1.11%	*
Portfolio turnover rate	47%	48%		38%		22%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$5.86	$8.59
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.52	(2.78)
Total income (loss) from investment operations	1.59	(2.73)
Less distributions to shareholders:
From net investment income	(0.13)	-
Total distributions	(0.13)	-
Net asset value, end of period	$7.32	$5.86
Total Return ^^	27.35%	(31.78%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,212	$1,319
Net expenses to average daily net assets	0.83%	0.84%	*
Net investment income (loss) to average daily net assets	1.05%	2.15%	*
Portfolio turnover rate	47%	48%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Growth Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.71	$11.34		$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments	2.10	(4.66)		1.35	(0.00	) †
Total income (loss) from investment operations	2.13	(4.63)		1.36	0.01
Less distributions to shareholders:
From net investment income	(0.04)	-		(0.02)	(0.01)
Total distributions	(0.04)	-		(0.02)	(0.01)
Net asset value, end of period	$8.80	$6.71		$11.34	$10.00
Total Return ^^	31.75%	(40.83%	)	13.57%	0.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$41,071	$36,197		$74,225	$77,892
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.78%		0.72%	0.76%	*
After expense waiver	N/A	0.77%	#	N/A	0.73%	*#
Net investment income (loss) to average daily net assets	0.35%	0.35%		0.12%	0.15%	*
Portfolio turnover rate	151%	86%		85%	61%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.71	$9.87
Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.09	(3.17)
Total income (loss) from investment operations	2.10	(3.16)
Less distributions to shareholders:
From net investment income	(0.03)	-
Total distributions	(0.03)	-
Net asset value, end of period	$8.78	$6.71
Total Return ^^	31.43%	(32.02%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$636	$236
Net expenses to average daily net assets	1.06%	1.13%	*
Net investment income (loss) to average daily net assets	0.08%	0.53%	*
Portfolio turnover rate	151%	86%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund

	Class I
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.45	$11.09		$10.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.03		0.02	0.01
Net realized and unrealized gain (loss) on investments	1.87	(6.67)		1.54	0.21
Total income (loss) from investment operations	1.89	(6.64)		1.56	0.22
Less distributions to shareholders:
From net investment income	(0.02)	-		(0.02)	-
From net realized gains	-	-		(0.66)	(0.01)
Total distributions	(0.02)	-		(0.68)	(0.01)
Net asset value, end of period	$6.32	$4.45		$11.09	$10.21
Total Return ^^	42.58%	(59.87%	)	15.04%	2.19%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$82,035	$59,617		$23,930	$18,032
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%	0.93%		0.91%	0.94%	*
After expense waiver	0.90% #	0.90%	#	0.76% #	0.76%	*#
Net investment income (loss) to average daily net assets	0.44%	0.40%		0.16%	0.11%	*
Portfolio turnover rate	69%	104%		59%	43%	**

	Class II
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.46	$11.10		$10.21	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03		0.03	0.01
Net realized and unrealized gain (loss) on investments	1.88	(6.67)		1.55	0.22
Total income (loss) from investment operations	1.91	(6.64)		1.58	0.23
Less distributions to shareholders:
From net investment income	(0.02)	-		(0.03)	-
From net realized gains	-	-		(0.66)	(0.02)
Total distributions	(0.02)	-		(0.69)	(0.02)
Net asset value, end of period	$6.35	$4.46		$11.10	$10.21
Total Return ^^	42.82%	(59.82%	)	15.20%	2.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$24,102	$19,978		$61,686	$64,702
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.82%		0.81%	0.84%	*
After expense waiver	0.80% #	0.76%	#	0.66% #	0.66%	*#
Net investment income (loss) to average daily net assets	0.52%	0.40%		0.26%	0.21%	*
Portfolio turnover rate	69%	104%		59%	43%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Concentrated Growth Fund (Continued)

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$4.45	$8.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.86	(4.34)
Total income (loss) from investment operations	1.87	(4.33)
Less distributions to shareholders:
From net investment income	(0.03)	-
Total distributions	(0.03)	-
Net asset value, end of period	$6.29	$4.45
Total Return ^^	42.11%	(49.32%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,203	$494
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%	1.19%	*
After expense waiver	1.15% #	N/A
Net investment income (loss) to average daily net assets	0.15%	0.73%	*
Portfolio turnover rate	69%	104%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.93	$9.18		$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.17		0.15	0.10
Net realized and unrealized gain (loss) on investments	1.93	(2.42)		(0.35)	1.03
Total income (loss) from investment operations	2.08	(2.25)		(0.20)	1.13
Less distributions to shareholders:
From net investment income	(0.16)	(0.00	) †	(0.10)	(0.10)
From net realized gains	-	-		(1.33)	(0.22)
Total distributions	(0.16)	(0.00	) †	(1.43)	(0.32)
Net asset value, end of period	$8.85	$6.93		$9.18	$10.81
Total Return ^^	30.31%	(24.51%	)	(2.32% )	11.23%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$375,386	$291,433		$404,928	$358,906
Net expenses to average daily net assets	0.91%	0.90%		0.88%	0.90%	*
Net investment income (loss) to average daily net assets	1.99%	2.09%		1.33%	1.44%	*
Portfolio turnover rate	159%	189%		206%	173%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.92	$9.06
Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.94	(2.23)
Total income (loss) from investment operations	2.07	(2.14)
Less distributions to shareholders:
From net investment income	(0.16)	(0.00	) †
Total distributions	(0.16)	(0.00	) †
Net asset value, end of period	$8.83	$6.92
Total Return ^^	30.20%	(23.62%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,160	$2,279
Net expenses to average daily net assets	1.16%	1.16%	*
Net investment income (loss) to average daily net assets	1.76%	3.51%	*
Portfolio turnover rate	159%	189%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Growth Fund

	Initial Class
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.57		$11.18		$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	3.00		(4.41)		1.71	0.05
Total income (loss) from investment operations	2.98		(4.43)		1.72	0.04
Less distributions to shareholders:
From net investment income	-		-		(0.01)	-
From net realized gains	-		(0.18)		(0.57)	-
Total distributions	-		(0.18)		(0.58)	-
Net asset value, end of period	$9.55		$6.57		$11.18	$10.04
Total Return ^^	45.36%		(40.21%	)	16.89%	0.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$274,954		$183,886		$285,701	$285,149
Net expenses to average daily net assets	0.84%		0.83%		0.81%	0.83%	*
Net investment income (loss) to average daily net assets	(0.25%	)	(0.21%	)	0.08%	(0.11%	) *
Portfolio turnover rate	52%		32%		31%	30%	**

	Service Class
	Year Ended 12/31/09		Period Ended 12/31/08+++
Net asset value, beginning of period	$6.57		$10.46
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	2.99		(3.70)
Total income (loss) from investment operations	2.95		(3.71)
Less distributions to shareholders:
From net realized gains	-		(0.18)
Total distributions	-		(0.18)
Net asset value, end of period	$9.52		$6.57
Total Return ^^	44.90%		(36.09%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,743		$3,757
Net expenses to average daily net assets	1.09%		1.11%	*
Net investment income (loss) to average daily net assets	(0.50%	)	(0.29%	) *
Portfolio turnover rate	52%		32%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$5.21	$8.45		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.08		0.11		0.08
Net realized and unrealized gain (loss) on investments	2.18	(3.32)		(2.02)		0.44
Total income (loss) from investment operations	2.22	(3.24)		(1.91)		0.52
Less distributions to shareholders:
From net investment income	(0.08)	-		(0.09)		(0.07)
Tax return of capital	-	-		(0.00	) †	-
Total distributions	(0.08)	-		(0.09)		(0.07)
Net asset value, end of period	$7.35	$5.21		$8.45		$10.45
Total Return ^^	42.73%	(38.34%	)	(18.31%	)	5.20%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$178,318	$145,129		$248,583		$207,239
Net expenses to average daily net assets	0.82%	0.81%		0.79%		0.83%	*
Net investment income (loss) to average daily net assets	0.69%	1.10%		1.14%		1.29%	*
Portfolio turnover rate	65%	145%		152%		173%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$5.21	$8.11
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.18	(2.93)
Total income (loss) from investment operations	2.20	(2.90)
Less distributions to shareholders:
From net investment income	(0.08)	-
Total distributions	(0.08)	-
Net asset value, end of period	$7.33	$5.21
Total Return ^^	42.32%	(35.76%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,806	$1,535
Net expenses to average daily net assets	1.07%	1.07%	*
Net investment income (loss) to average daily net assets	0.40%	1.79%	*
Portfolio turnover rate	65%	145%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Company Value Fund

	Class II
	Period Ended 12/31/09+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05
Net realized and unrealized gain (loss) on investments	6.07
Total income (loss) from investment operations	6.12
Less distributions to shareholders:
From net investment income	(0.04)
From net realized gains	(0.38)
Total distributions	(0.42)
Net asset value, end of period	$15.70
Total Return ^^	61.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$96,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%	*
After expense waiver	1.15%	*#
Net investment income (loss) to average daily net assets	0.41%	*
Portfolio turnover rate	44%	**

	Service Class I
	Period Ended 12/31/09+
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03
Net realized and unrealized gain (loss) on investments	6.04
Total income (loss) from investment operations	6.07
Less distributions to shareholders:
From net investment income	(0.02)
From net realized gains	(0.38)
Total distributions	(0.40)
Net asset value, end of period	$15.67
Total Return ^^	60.83%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$677
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%	*
After expense waiver	1.40%	*#
Net investment income (loss) to average daily net assets	0.25%	*
Portfolio turnover rate	44%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period February 27, 2009 (commencement of operations) through December 31, 2009.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Index Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.49	$9.56		$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.08		0.09	0.04
Net realized and unrealized gain (loss) on investments	1.55	(3.05)		(0.13)	0.10
Total income (loss) from investment operations	1.59	(2.97)		(0.04)	0.14
Less distributions to shareholders:
From net investment income	(0.08)	-		(0.09)	(0.04)
From net realized gains	(0.14)	(0.10)		(0.41)	-
Total distributions	(0.22)	(0.10)		(0.50)	(0.04)
Net asset value, end of period	$7.86	$6.49		$9.56	$10.10
Total Return ^^	24.80%	(31.36%	)	(0.57% )	1.41%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$38,456	$33,944		$58,893	$68,783
Ratio of expenses to average daily net assets:
Before expense waiver	0.53%	0.54%		0.44%	0.52%	*
After expense waiver	N/A	0.53%	#	N/A	0.45%	*#
Net investment income (loss) to average daily net assets	0.65%	0.98%		0.90%	0.60%	*
Portfolio turnover rate	16%	23%		15%	73%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$6.48	$9.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.54	(3.05)
Total income (loss) from investment operations	1.57	(3.02)
Less distributions to shareholders:
From net investment income	(0.08)	-
From net realized gains	(0.14)	(0.10)
Total distributions	(0.22)	(0.10)
Net asset value, end of period	$7.83	$6.48
Total Return ^^	24.51%	(31.75%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,741	$1,184
Net expenses to average daily net assets	0.78%	0.91%	*
Net investment income (loss) to average daily net assets	0.41%	1.33%	*
Portfolio turnover rate	16%	23%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund

	Class I
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$5.78	$10.31	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investments	1.80	(4.64)	0.22	0.53
Total income (loss) from investment operations	1.85	(4.49)	0.38	0.63
Less distributions to shareholders:
From net investment income	(0.07)	-	(0.16)	(0.11)
From net realized gains	-	(0.04)	(0.43)	-
Total distributions	(0.07)	(0.04)	(0.59)	(0.11)
Net asset value, end of period	$7.56	$5.78	$10.31	$10.52
Total Return ^^	32.06%	(43.70% )	3.57%	6.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$65,305	$5,589	$10,156	$9,698
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	1.27%	1.15%	1.15%	*
After expense waiver	0.90% #	0.83% #	0.71% #	0.71%	*#
Net investment income (loss) to average daily net assets	0.76%	1.82%	1.41%	1.47%	*
Portfolio turnover rate	88%	65%	56%	41%	**

	Class II
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$5.83	$10.31	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.17	0.17	0.10
Net realized and unrealized gain (loss) on investments	1.76	(4.61)	0.22	0.53
Total income (loss) from investment operations	1.86	(4.44)	0.39	0.63
Less distributions to shareholders:
From net investment income	(0.05)	-	(0.17)	(0.11)
From net realized gains	-	(0.04)	(0.43)	-
Total distributions	(0.05)	(0.04)	(0.60)	(0.11)
Net asset value, end of period	$7.64	$5.83	$10.31	$10.52
Total Return ^^	31.96%	(43.27% )	3.75%	6.30%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$20,163	$18,607	$43,429	$51,804
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%	1.17%	1.05%	1.04%	*
After expense waiver	0.80% #	0.72% #	0.61% #	0.61%	*#
Net investment income (loss) to average daily net assets	1.63%	1.95%	1.51%	1.60%	*
Portfolio turnover rate	88%	65%	56%	41%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund (Continued)

	Service Class I
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$5.80	$8.72
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.01
Net realized and unrealized gain (loss) on investments	1.76	(2.89)
Total income (loss) from investment operations	1.84	(2.88)
Less distributions to shareholders:
From net investment income	(0.07)	-
From net realized gains	-	(0.04)
Total distributions	(0.07)	(0.04)
Net asset value, end of period	$7.57	$5.80
Total Return ^^	31.77%	(33.21%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$559	$265
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%	1.19%	*
After expense waiver	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	1.20%	0.46%	*
Portfolio turnover rate	88%	65%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Foreign Fund

	Initial Class
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.08	$12.02		$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.27		0.24	0.13
Net realized and unrealized gain (loss) on investments	1.90	(5.21)		1.24	1.00
Total income (loss) from investment operations	2.06	(4.94)		1.48	1.13
Less distributions to shareholders:
From net investment income	(0.19)	(0.00	) †	(0.27)	(0.12)
From net realized gains	-	-		(0.19)	(0.01)
Total distributions	(0.19)	(0.00	) †	(0.46)	(0.13)
Net asset value, end of period	$8.95	$7.08		$12.02	$11.00
Total Return ^^	29.28%	(41.07%	)	13.48%	11.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$288,815	$208,709		$359,018	$253,512
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	1.00%		1.00%	1.03%	*
After expense waiver	N/A	0.98%	#	N/A	1.02%	*#
Net investment income (loss) to average daily net assets	2.08%	2.74%		2.00%	1.90%	*
Portfolio turnover rate	11%	10%		9%	9%	**

	Service Class
	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$7.07	$9.96
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.03
Net realized and unrealized gain (loss) on investments	1.89	(2.92)
Total income (loss) from investment operations	2.04	(2.89)
Less distributions to shareholders:
From net investment income	(0.19)	(0.00	) †
Total distributions	(0.19)	(0.00	) †
Net asset value, end of period	$8.92	$7.07
Total Return ^^	29.01%	(28.99%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,313	$1,675
Net expenses to average daily net assets	1.26%	1.25%	*
Net investment income (loss) to average daily net assets	1.88%	1.00%	*
Portfolio turnover rate	11%	10%~

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period May 1, 2006 (commencement of operations) through December 31, 2006.
+++ For the period August 15, 2008 (commencement of operations) through December 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^^

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

~ The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MML Series Investment Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are thirteen series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Asset Allocation Fund ("Asset Allocation Fund"), MML Equity Income Fund ("Equity Income Fund"), MML Income & Growth Fund ("Income & Growth Fund"), MML Growth & Income Fund ("Growth & Income Fund"), MML Large Cap Growth Fund ("Large Cap Growth Fund"), MML Concentrated Growth Fund ("Concentrated Growth Fund"), MML Mid Cap Value Fund ("Mid Cap Value Fund"), MML Mid Cap Growth Fund ("Mid Cap Growth Fund"), MML Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund"), MML Small Company Value Fund ("Small Company Value Fund"), MML Small Cap Index Fund ("Small Cap Index Fund"), MML Global Fund ("Global Fund"), and MML Foreign Fund ("Foreign Fund").

The Small Company Value Fund commenced operations on February 27, 2009.

The Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund, other than the Concentrated Growth Fund, Small Company Value Fund, and Global Fund, offers the following two classes of shares: Initial Class and Service Class shares. The Concentrated Growth Fund and Global Fund offer the following three classes of shares: Class I, Class II, and Service Class I shares. The Small Company Value Fund offers the following two classes of shares: Class II and Service Class I shares. Service Class shares and Service Class I shares commenced operations on August 15, 2008. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and

Notes to Financial Statements (Continued)

representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Notes to Financial Statements (Continued)

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Income & Growth Fund, Growth & Income Fund, Large Cap Growth Fund, Concentrated Growth Fund, Mid Cap Value Fund, Small/Mid Cap Value Fund, and Small Cap Index Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, and all short-term investments at Level 2, as of December 31, 2009.

The following is the aggregate value by input level as of December 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Equities
Common Stock
Basic Materials	$8,017,004	$-	$-	$8,017,004
Communications	13,095,263	-	-	13,095,263
Consumer, Cyclical	6,687,049	-	-	6,687,049
Consumer, Non-cyclical	24,445,486	-	-	24,445,486
Energy	8,791,627	-	-	8,791,627
Financial	10,032,785	-	-	10,032,785
Industrial	5,770,289	-	-	5,770,289
Technology	9,206,746	-	-	9,206,746
Utilities	1,070,568	-	-	1,070,568
Total Common Stock	87,116,817	-	-	87,116,817
Total Equities	87,116,817	-	-	87,116,817
Bonds & Notes
Total Corporate Debt	-	17,567,263	427,040	17,994,303
Total Municipal Obligations	-	177,245	-	177,245
Non-U.S. Government Agency Obligations
Automobile ABS	-	69,611	-	69,611
Commercial MBS	-	1,298,806	-	1,298,806

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund (Continued)
Credit Card ABS	$-	$97,113	$-	$97,113
Student Loans ABS	-	28,956	-	28,956
WL Collateral CMO	-	73,688	-	73,688
Total Non-U.S. Government Agency Obligations	-	1,568,174	-	1,568,174
Total Sovereign Debt Obligations	-	2,281,593	-	2,281,593
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	634,196	-	634,196
Pass-Through Securities	-	16,852,474	-	16,852,474
Total U.S. Government Agency Obligations and Instrumentalities	-	17,486,670	-	17,486,670
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	14,368,139	-	14,368,139
Total U.S. Treasury Obligations	-	14,368,139	-	14,368,139
Total Bonds & Notes	-	53,449,084	427,040	53,876,124
Total Long-Term Investments	87,116,817	53,449,084	427,040	140,992,941
Total Short-Term Investments	-	6,353,065	-	6,353,065
Total Investments	$87,116,817	$59,802,149	$427,040	$147,346,006
Equity Income Fund
Equities
Common Stock
Basic Materials	$28,949,005	$-	$-	$28,949,005
Communications	43,853,179	3,275,150	-	47,128,329
Consumer, Cyclical	38,974,504	-	-	38,974,504
Consumer, Non-cyclical	47,799,425	-	-	47,799,425
Energy	60,662,671	-	-	60,662,671
Financial	88,805,182	233,316	-	89,038,498
Industrial	56,345,541	-	-	56,345,541
Technology	24,311,109	-	-	24,311,109
Utilities	33,027,300	-	-	33,027,300
Total Common Stock	422,727,916	3,508,466	-	426,236,382
Total Equities	422,727,916	3,508,466	-	426,236,382
Bonds & Notes
Total Corporate Debt	-	2,305,325	-	2,305,325
Total Bonds & Notes	-	2,305,325	-	2,305,325

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Income Fund (Continued)
Total Mutual Funds	$11,728,535	$-	$-	$11,728,535
Total Long-Term Investments	434,456,451	5,813,791	-	440,270,242
Total Short-Term Investments	-	7,371,341	-	7,371,341
Total Investments	$434,456,451	$13,185,132	$-	$447,641,583
Mid Cap Growth Fund
Equities
Common Stock
Basic Materials	$4,959,679	$-	$-	$4,959,679
Communications	32,837,166	-	-	32,837,166
Consumer, Cyclical	36,236,270	-	-	36,236,270
Consumer, Non-cyclical	67,993,900	-	-	67,993,900
Energy	19,454,449	-	-	19,454,449
Financial	25,809,620	-	-	25,809,620
Industrial	38,884,600	-	-	38,884,600
Technology	42,708,310	-	-	42,708,310
Utilities	2,486,000	-	-	2,486,000
Total Common Stock	271,369,994	-	-	271,369,994
Total Equities	271,369,994	-	-	271,369,994
Total Mutual Funds	11,131,548	-	-	11,131,548
Total Long-Term Investments	282,501,542	-	-	282,501,542
Total Short-Term Investments	-	3,446,108	-	3,446,108
Total Investments	$282,501,542	$3,446,108	$-	$285,947,650

Small Company Value Fund
Equities
Common Stock
Basic Materials	$8,053,147	$-	$-	$8,053,147
Communications	2,048,292	-	-	2,048,292
Consumer, Cyclical	11,436,657	-	-	11,436,657
Consumer, Non-cyclical	12,136,525	-	-	12,136,525
Diversified	504,020	-	-	504,020
Energy	6,558,076	-	-	6,558,076
Financial	18,774,395	-	-	18,774,395
Industrial	22,858,399	-	-	22,858,399
Technology	5,730,495	-	-	5,730,495
Utilities	3,667,695	-	-	3,667,695
Total Common Stock	91,767,701	-	-	91,767,701
Convertible Preferred Stock
Financial	-	787,341	-	787,341
Energy	521,014	-	-	521,014
Total Convertible Preferred Stock	521,014	787,341	-	1,308,355

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Company Value Fund (Continued)
Total Equities	$92,288,715	$787,341	$-	$93,076,056
Total Mutual Funds	1,011,931	-	-	1,011,931
Total Long-Term Investments	93,300,646	787,341	-	94,087,987
Total Short-Term Investments	-	3,008,056	-	3,008,056
Total Investments	$93,300,646	$3,795,397	$-	$97,096,043
Global Fund
Equities
Common Stock
Basic Materials	$1,074,481	$7,494,153	$-	$8,568,634
Communications	4,418,503	2,548,696	-	6,967,199
Consumer, Cyclical	3,891,274	2,910,427	-	6,801,701
Consumer, Non-cyclical	9,213,626	17,457,509	-	26,671,135
Diversified	-	1,999,537	-	1,999,537
Energy	1,659,905	2,353,097	-	4,013,002
Financial	4,556,809	5,955,438	-	10,512,247
Industrial	6,449,281	5,615,726	-	12,065,007
Technology	4,109,096	2,026,474	-	6,135,570
Utilities	-	1,371,006	-	1,371,006
Total Common Stock	35,372,975	49,732,063	-	85,105,038
Total Equities	35,372,975	49,732,063	-	85,105,038
Total Long-Term Investments	35,372,975	49,732,063	-	85,105,038
Total Short-Term Investments	-	1,060,651	-	1,060,651
Total Investments	$35,372,975	$50,792,714	$-	$86,165,689

Foreign Fund
Equities
Common Stock
Basic Materials	$6,219,702	$5,733,159	$-	$11,952,861
Communications	15,282,178	29,412,878	-	44,695,056
Consumer, Cyclical	2,567,721	23,153,440	-	25,721,161
Consumer, Non-cyclical	1,688,187	51,510,634	-	53,198,821
Diversified	-	1,357,240	-	1,357,240
Energy	8,073,811	22,194,116	-	30,267,927
Financial	10,598,962	35,337,382	-	45,936,344
Industrial	2,889,824	26,522,070	-	29,411,894
Technology	8,506,622	17,176,521	-	25,683,143
Utilities	-	11,566,283	-	11,566,283
Total Common Stock	55,827,007	223,963,723	-	279,790,730
Total Equities	55,827,007	223,963,723	-	279,790,730
Total Long-Term Investments	55,827,007	223,963,723	-	279,790,730

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Foreign Fund (Continued)
Total Short-Term Investments	$-	$7,317,636	$-	$7,317,636
Total Investments	$55,827,007	$231,281,359	$-	$287,108,366

The following is the aggregate value by input level as of December 31, 2009 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund	$-	$135,991	$-	$135,991
Small Cap Index Fund	3,678	-	-	3,678

* Other financial instruments include forward contracts and futures contracts.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Asset Allocation Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$858,562	$-	$(159,943)	$146,579	$(231,750)	$(186,408)	$427,040	$(1,648)
Non-U.S. Government Agency Obligations
Automobile ABS	981,156	-	(233,701)	116,682	(864,137)	-	-	-
Commercial MBS	265,797	-	(142,699)	237,223	(360,321)	-	-	-
Credit Card ABS	129,578	-	(18,792)	26,761	(81,188)	(56,359)	-	-
	$2,235,093	$-	$(555,135)	$527,245	$(1,537,396)	$(242,767)	$427,040	$(1,648)
Mid Cap Growth Fund
Long-Term Investments
Warrants
Basic Materials	$-	$-	$63,954	$11,000	$(74,954)	$-	$-	$-

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended December 31, 2009, as follows:

Type of Derivative and Objective for Use	Asset Allocation Fund	Income & Growth Fund	Mid Cap Value Fund	Small Cap Index Fund	Global Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	X		X
Directional Exposures to Currencies	X
Futures Contracts **
Hedging/Risk Management		X
Short-term Cash Deployment		X		X	X
Substitution for Cash Investment		X

* Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
** Includes any options on futures contracts, if applicable.

The Global Fund and Foreign Fund held rights during the year as a result of corporate actions. The Mid Cap Growth Fund held warrants during the year as a result of corporate actions.

At December 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Equity Risk	Total
Asset Allocation Fund
Realized Gain (Loss)#
Forward Contracts	$(2,538)	$-	$(2,538)
Change in Appreciation (Depreciation)##
Forward Contracts	$314	$-	$314
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$106,836	$-	$106,836

Income & Growth Fund
Realized Gain (Loss)#
Futures Contracts	$-	$192,612	$192,612
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	14	14

Notes to Financial Statements (Continued)

	Foreign Exchange Risk	Equity Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$135,991	$-	$135,991
Realized Gain (Loss)#
Forward Contracts	$(648,267)	$-	$(648,267)
Change in Appreciation (Depreciation)##
Forward Contracts	$197,900	$-	$197,900
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$7,941,709	$-	$7,941,709

Mid Cap Growth Fund
Realized Gain (Loss)#
Warrants	$-	$63,954	$63,954
Change in Appreciation (Depreciation)##
Warrants	$-	$11,000	$11,000
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	2,200	2,200

Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$3,678	$3,678
Realized Gain (Loss)#
Futures Contracts	$-	$146,255	$146,255
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(29,825)	$(29,825)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	8	8

Global Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(46,391)	$(46,391)
Rights	-	12,439	12,439
Total Realized Gain (Loss)	$-	$(33,952)	$(33,952)
Change in Appreciation (Depreciation)##
Rights	$-	$7	$7
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts††	-	82	82
Rights	-	28,829	28,829

Notes to Financial Statements (Continued)

	Foreign Exchange Risk	Equity Risk	Total

Foreign Fund
Realized Gain (Loss)#
Rights	$-	$(47,341)	$(47,341)
Change in Appreciation (Depreciation)##
Rights	$-	$(174,547)	$(174,547)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	291,629	291,629

*Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts, open swap agreements at value, or investments, at value, as applicable.

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the year ended December 31, 2009.

†† Contracts here represents activity that occurred for one day during the year.

The Income & Growth Fund and Global Fund had no change in appreciation (depreciation) on futures contracts during the year ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2009, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain)

Notes to Financial Statements (Continued)

on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	Contracts at Value	In Exchange for U.S. Dollars	Unrealized Appreciation (Depreciation)
Mid Cap Value Fund
SELLS
Bank of America N.A.	17,263,996	Canadian Dollar	1/29/10	$16,497,272	$16,633,263	$135,991

Futures Contracts

A Fund may seek to limit a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Notes to Financial Statements (Continued)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Index Fund
BUYS
2	Russell 2000 Mini Index	3/19/10	$124,780	$3,678

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the

Notes to Financial Statements (Continued)

option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had no rights, warrants, purchased options, or written options at December 31, 2009.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund's existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2009.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund's portfolio. Dollar rolls involve the risk that the Fund's counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar-roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Asset Allocation Fund had dollar roll transactions during the year ended December 31, 2009, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Asset Allocation Fund held inflation-indexed bonds during the year ended December 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2009.

Notes to Financial Statements (Continued)

Restricted Securities

Certain securities are restricted as to resale. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at December 31, 2009 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Funds' Net Assets
Asset Allocation Fund	$603,511	$427,040	0.3%

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and the Foreign Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly, based upon each Fund's average daily net assets, at the following annual rates:

Asset Allocation Fund	0.55%	Mid Cap Growth Fund	0.77%
Equity Income Fund	0.75%	Small/Mid Cap Value Fund	0.75%
Income & Growth Fund	0.65%	Small Company Value Fund	0.85%
Growth & Income Fund	0.50%	Small Cap Index Fund	0.35%
Large Cap Growth Fund	0.65%	Global Fund	0.60%
Concentrated Growth Fund	0.60%	Foreign Fund	0.89%
Mid Cap Value Fund	0.84%

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Capital Guardian Trust Company for the Asset Allocation Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund, American Century Investment Management, Inc. for the Income & Growth Fund and Mid Cap Value Fund, Rainier Investment Management, Inc. for the Large Cap Growth Fund, Legg Mason Capital Management, Inc. for the Concentrated Growth Fund, AllianceBernstein L.P. for the Small/Mid Cap Value Fund, Northern Trust Investments, N.A. for the Small Cap Index Fund, Massachusetts Financial Services Co. for the Global Fund, and Templeton Investment Counsel, LLC for the Foreign Fund. Prior to May 1, 2009, AllianceBernstein L.P. served as subadviser to the Large Cap Growth Fund and Neuberger Berman Management, Inc. served as subadviser to the Global Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages,

Notes to Financial Statements (Continued)

and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

For the Concentrated Growth Fund, Small Company Value Fund, and Global Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Service Class I
Concentrated Growth Fund	0.24%	0.14%	0.24%
Small Company Value Fund	N/A	0.25%	0.25%
Global Fund	0.28%	0.18%	0.28%

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below through May 2, 2010 (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), based upon each Fund's average daily net assets, as follows:

Small Company Value Fund *		Global Fund
Class II	1.15%	Class I	0.90%
Service Class I	1.40%	Class II	0.80%
		Service Class I	1.15%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

*

Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

For the Concentrated Growth Fund, MassMutual has voluntarily agreed to waive 0.05% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned

Notes to Financial Statements (Continued)

by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2009, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Asset Allocation Fund	$4,285
Growth & Income Fund	5,635
Large Cap Growth Fund	2,376
Concentrated Growth Fund	22,529
Global Fund	1,188
Foreign Fund	496

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$79,315,017	$63,489,019	$68,912,168	$88,008,498
Equity Income Fund	-	115,676,961	-	119,851,780
Income & Growth Fund	-	238,987,243	-	82,022,051
Growth & Income Fund	-	63,264,298	-	70,545,413
Large Cap Growth Fund	-	55,762,621	-	60,722,996
Concentrated Growth Fund	-	62,416,152	-	70,515,133
Mid Cap Value Fund	-	510,336,688	-	503,019,517
Mid Cap Growth Fund	-	130,673,857	-	115,103,373
Small/Mid Cap Value Fund	-	99,548,155	-	109,437,823
Small Company Value Fund	-	95,364,788	-	20,962,053
Small Cap Index Fund	-	5,462,341	-	6,737,767
Global Fund	-	88,083,470	-	43,113,657
Foreign Fund	-	44,199,611	-	24,885,826

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Asset Allocation Fund Initial Class
Sold	973,988	$6,907,351	1,144,356	$10,158,461
Issued as reinvestment of dividends	747,458	5,404,123	18,085	160,237
Redeemed	(3,538,529)	(24,641,239)	(7,177,836)	(61,137,624)
Net increase (decrease)	(1,817,083)	$(12,329,765)	(6,015,395)	$(50,818,926)
Asset Allocation Fund Service Class*
Sold	480,993	$3,356,944	266,060	$1,871,889
Issued as reinvestment of dividends	23,336	168,250	9	80
Redeemed	(45,567)	(324,740)	(11,316)	(88,978)
Net increase (decrease)	458,762	$3,200,454	254,753	$1,782,991
Equity Income Fund Initial Class
Sold	12,798,802	$82,703,115	22,907,840	$196,839,206
Issued as reinvestment of dividends	1,165,304	9,089,369	609,214	5,677,874
Redeemed	(14,298,842)	(101,252,764)	(6,791,713)	(59,577,822)
Net increase (decrease)	(334,736)	$(9,460,280)	16,725,341	$142,939,258
Equity Income Fund Service Class*
Sold	1,231,303	$7,892,909	926,625	$6,384,317
Issued as reinvestment of dividends	41,574	323,441	143	1,337
Redeemed	(199,173)	(1,487,815)	(2,047)	(15,371)
Net increase (decrease)	1,073,704	$6,728,535	924,721	$6,370,283
Income & Growth Fund Initial Class
Sold	26,139,636	$176,326,234	460,852	$4,128,895
Issued as reinvestment of dividends	281,303	2,061,951	973	8,780
Redeemed	(3,287,411)	(22,707,168)	(3,694,949)	(31,650,440)
Net increase (decrease)	23,133,528	$155,681,017	(3,233,124)	$(27,512,765)
Income & Growth Fund Service Class*
Sold	241,058	$1,596,826	99,575	$674,194
Issued as reinvestment of dividends	1,908	13,965	1	8
Redeemed	(31,641)	(224,144)	(2,236)	(14,441)
Net increase (decrease)	211,325	$1,386,647	97,340	$659,761
Growth & Income Fund Initial Class
Sold	607,840	$3,603,814	1,302,080	$10,720,017
Issued as reinvestment of dividends	402,937	2,675,505	-	-
Redeemed	(3,603,670)	(21,976,190)	(6,109,870)	(49,293,838)
Net increase (decrease)	(2,592,893)	$(15,696,871)	(4,807,790)	$(38,573,821)
Growth & Income Fund Service Class*
Sold	1,346,394	$8,060,020	234,898	$1,415,855
Issued as reinvestment of dividends	27,809	184,375	-	-
Redeemed	(67,394)	(433,966)	(9,879)	(57,670)
Net increase (decrease)	1,306,809	$7,810,429	225,019	$1,358,185
Large Cap Growth Fund Initial Class
Sold	211,535	$1,555,903	333,972	$2,962,899
Issued as reinvestment of dividends	22,584	177,283	-	-
Redeemed	(961,957)	(6,995,762)	(1,485,277)	(13,641,198)
Net increase (decrease)	(727,838)	$(5,262,576)	(1,151,305)	$(10,678,299)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Large Cap Growth Fund Service Class*
Sold	48,165	$347,369	35,202	$264,394
Issued as reinvestment of dividends	303	2,376	-	-
Redeemed	(11,087)	(89,274)	(75)	(494)
Net increase (decrease)	37,381	$260,471	35,127	$263,900
Concentrated Growth Fund Class I
Sold	6,110,480	$29,466,103	12,217,456	$96,454,865
Issued as reinvestment of dividends	49,344	273,859	-	-
Redeemed	(6,571,898)	(33,724,445)	(990,047)	(7,315,084)
Net increase (decrease)	(412,074)	$(3,984,483)	11,227,409	$89,139,781
Concentrated Growth Fund Class II
Sold	219,556	$1,097,091	274,234	$2,024,368
Issued as reinvestment of dividends	12,530	69,794	-	-
Redeemed	(911,507)	(4,625,064)	(1,353,916)	(11,157,601)
Net increase (decrease)	(679,421)	$(3,458,179)	(1,079,682)	$(9,133,233)
Concentrated Growth Fund Service Class I**
Sold	120,734	$577,837	114,491	$575,717
Issued as reinvestment of dividends	924	5,108	-	-
Redeemed	(41,447)	(220,432)	(3,542)	(14,624)
Net increase (decrease)	80,211	$362,513	110,949	$561,093
Mid Cap Value Fund Initial Class
Sold	7,052,370	$49,158,706	9,052,649	$73,016,405
Issued as reinvestment of dividends	883,402	7,031,877	1,756	15,668
Redeemed	(7,605,329)	(56,313,369)	(11,119,427)	(91,480,762)
Net increase (decrease)	330,443	$(122,786)	(2,065,022)	$(18,448,689)
Mid Cap Value Fund Service Class*
Sold	428,327	$2,949,356	336,083	$2,269,205
Issued as reinvestment of dividends	12,999	103,215	- +	4
Redeemed	(72,536)	(587,492)	(6,879)	(46,681)
Net increase (decrease)	368,790	$2,465,079	329,204	$2,222,528
Mid Cap Growth Fund Initial Class
Sold	6,163,288	$46,612,334	8,519,444	$73,210,199
Issued as reinvestment of dividends	-	-	449,493	4,530,894
Redeemed	(5,361,151)	(41,586,165)	(6,542,565)	(59,879,946)
Net increase (decrease)	802,137	$5,026,169	2,426,372	$17,861,147
Mid Cap Growth Fund Service Class*
Sold	579,810	$4,315,604	592,720	$3,914,002
Issued as reinvestment of dividends	-	-	167	1,688
Redeemed	(128,752)	(1,117,585)	(20,769)	(152,722)
Net increase (decrease)	451,058	$3,198,019	572,118	$3,762,968
Small/Mid Cap Value Fund Initial Class
Sold	1,581,486	$7,722,935	3,475,071	$21,619,591
Issued as reinvestment of dividends	307,451	2,007,657	-	-
Redeemed	(5,448,397)	(32,926,907)	(5,068,106)	(36,506,735)
Net increase (decrease)	(3,559,460)	$(23,196,315)	(1,593,035)	$(14,887,144)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small/Mid Cap Value Fund Service Class*
Sold	350,241	$1,880,275	304,116	$1,549,372
Issued as reinvestment of dividends	5,981	38,998	-	-
Redeemed	(131,024)	(863,833)	(9,669)	(50,543)
Net increase (decrease)	225,198	$1,055,440	294,447	$1,498,829
Small Company Value Fund Class II***
Sold	6,992,020	$91,484,387
Issued as reinvestment of dividends	161,030	2,475,034
Redeemed	(1,024,232)	(15,107,085)
Net increase (decrease)	6,128,818	$78,852,336
Small Company Value Fund Service Class I***
Sold	58,740	$807,508
Issued as reinvestment of dividends	1,031	15,831
Redeemed	(16,548)	(239,412)
Net increase (decrease)	43,223	$583,927
Small Cap Index Fund Initial Class
Sold	440,296	$2,852,092	467,450	$3,859,193
Issued as reinvestment of dividends	150,585	1,093,249	62,378	576,998
Redeemed	(928,895)	(6,100,024)	(1,458,848)	(11,925,793)
Net increase (decrease)	(338,014)	$(2,154,683)	(929,020)	$(7,489,602)
Small Cap Index Fund Service Class*
Sold	206,909	$1,268,058	195,727	$1,289,318
Issued as reinvestment of dividends	9,848	71,296	115	1,067
Redeemed	(49,349)	(350,266)	(13,019)	(84,299)
Net increase (decrease)	167,408	$989,088	182,823	$1,206,086
Global Fund Class I
Sold	8,260,570	$51,985,363	209,151	$1,765,042
Issued as reinvestment of dividends	80,227	548,755	4,177	36,256
Redeemed	(665,940)	(4,613,466)	(231,855)	(1,856,110)
Net increase (decrease)	7,674,857	$47,920,652	(18,527)	$(54,812)
Global Fund Class II
Sold	72,424	$465,437	76,846	$612,808
Issued as reinvestment of dividends	19,305	133,588	14,570	126,610
Redeemed	(647,071)	(3,966,114)	(1,108,406)	(9,458,300)
Net increase (decrease)	(555,342)	$(3,367,089)	(1,016,990)	$(8,718,882)
Global Fund Service Class I**
Sold	54,540	$319,752	49,957	$318,346
Issued as reinvestment of dividends	778	5,335	48	416
Redeemed	(27,201)	(189,283)	(4,276)	(23,907)
Net increase (decrease)	28,117	$135,804	45,729	$294,855
Foreign Fund Initial Class
Sold	7,181,806	$53,993,144	3,952,609	$39,001,328
Issued as reinvestment of dividends	734,697	6,097,987	12,070	118,041
Redeemed	(5,130,232)	(39,466,248)	(4,341,881)	(40,021,798)
Net increase (decrease)	2,786,271	$20,624,883	(377,202)	$(902,429)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Foreign Fund Service Class*
Sold	293,588	$2,058,641	250,322	$1,802,105
Issued as reinvestment of dividends	10,086	83,617	4	40
Redeemed	(57,147)	(455,066)	(13,466)	(106,957)
Net increase (decrease)	246,527	$1,687,192	236,860	$1,695,188

*Service Class shares commenced operations on August 15, 2008.

**Service Class I shares commenced operations on August 15, 2008.

***Fund commenced operations on February 27, 2009.

+Amount rounds to less than 0.5 share.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$136,892,136	$13,147,917	$(2,694,047)	$10,453,870
Equity Income Fund	452,056,103	32,051,174	(36,465,694)	(4,414,520)
Income & Growth Fund	248,986,650	26,423,329	(2,208,036)	24,215,293
Growth & Income Fund	142,311,885	20,236,216	(4,705,416)	15,530,800
Large Cap Growth Fund	35,744,588	6,335,835	(309,135)	6,026,700
Concentrated Growth Fund	89,233,666	21,013,568	(2,659,850)	18,353,718
Mid Cap Value Fund	364,371,702	24,480,462	(2,795,522)	21,684,940
Mid Cap Growth Fund	249,040,721	46,962,345	(10,055,416)	36,906,929
Small/Mid Cap Value Fund	174,005,232	26,964,978	(16,642,614)	10,322,364
Small Company Value Fund	79,902,690	18,331,835	(1,138,482)	17,193,353
Small Cap Index Fund	50,792,405	3,783,348	(13,298,574)	(9,515,226)
Global Fund	69,889,412	16,652,565	(376,288)	16,276,277
Foreign Fund	307,803,637	27,357,142	(48,052,413)	(20,695,271)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2014	Expiring 2016	Expiring 2017
Asset Allocation Fund	$-	$35,566,452	$32,697,281
Equity Income Fund	-	13,622,103	52,898,884
Income & Growth Fund	-	13,433,084	14,442,243
Growth & Income Fund	-	53,443,635	33,129,010
Large Cap Growth Fund	527,453	5,334,020	8,118,109
Concentrated Growth Fund	-	31,910,748	30,770,765
Mid Cap Value Fund	-	46,613,345	28,881,416
Mid Cap Growth Fund	-	8,854,855	26,242,863
Small/Mid Cap Value Fund	4,049,171	46,014,709	31,547,218
Small Cap Index Fund	-	-	3,126,742
Global Fund	-	7,420,704	11,075,189
Foreign Fund	-	1,308,609	24,798,834

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Equity Income Fund	$1,449,343
Income & Growth Fund	84,287
Growth & Income Fund	75,065
Concentrated Growth Fund	269,794
Mid Cap Value Fund	1,133,642
Small Cap Index Fund	219,793
Global Fund	80,317
Foreign Fund	2,279,550

The Mid Cap Growth Equity Fund has elected to defer to January 1, 2010, post-October currency losses in the amount of $106.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain		Return of Capital
Asset Allocation Fund	$5,572,373	$-	$-
Equity Income Fund	9,412,810	-	-
Income & Growth Fund	2,075,916	-	-
Growth & Income Fund	2,859,880	-	-
Large Cap Growth Fund	179,659	-	-
Concentrated Growth Fund	348,761	-	-
Mid Cap Value Fund	7,135,092	-	-
Small/Mid Cap Value Fund	2,046,655	-	-
Small Company Value Fund	2,466,104	24,761	-
Small Cap Index Fund	575,545	589,000	-
Global Fund	687,678	-	-
Foreign Fund	6,181,604	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$160,317	$-	$-
Equity Income Fund	673,052	5,006,158	-
Income & Growth Fund	1,918	6,870	-
Mid Cap Value Fund	15,672	-	-
Mid Cap Growth Fund	801,909	3,730,673	-
Small Cap Index Fund	-	578,065	-
Global Fund	2	163,279	-
Foreign Fund	118,081	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2009:

Amount
Global Fund	$53,103
Foreign Fund	591,543

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$3,434,143	$(68,263,733)	$(28,222)	$10,440,514
Equity Income Fund	8,319,072	(66,520,987)	(1,497,246)	(4,416,856)
Income & Growth Fund	2,889,640	(27,875,327)	(104,511)	24,215,312
Growth & Income Fund	2,081,065	(86,572,645)	(105,421)	15,530,800
Large Cap Growth Fund	129,778	(13,979,582)	(8,003)	6,026,700
Concentrated Growth Fund	431,998	(62,681,513)	(282,037)	18,353,718
Mid Cap Value Fund	5,973,940	(75,494,761)	(1,181,346)	21,685,895
Mid Cap Growth Fund	-	(35,097,718)	(35,230)	36,907,058
Small/Mid Cap Value Fund	1,119,624	(81,611,098)	(26,184)	10,322,364
Small Company Value Fund	231,121	21,476	(2,025)	17,193,353
Small Cap Index Fund	237,043	(3,126,742)	(226,851)	(9,515,224)
Global Fund	547,762	(18,495,893)	(87,090)	16,277,193
Foreign Fund	5,256,760	(26,107,443)	(2,315,927)	(20,648,787)

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Allocation Fund	$(2,251)	$(163,224)	$165,475
Equity Income Fund	-	(24)	24
Income & Growth Fund	(32,761)	2,275	30,486
Growth & Income Fund	-	3,525	(3,525)
Large Cap Growth Fund	-	16,352	(16,352)
Concentrated Growth Fund	2	(2)	-
Mid Cap Value Fund	(29,503)	766,439	(736,936)
Mid Cap Growth Fund	(581,386)	(180)	581,566
Small/Mid Cap Value Fund	34,980	19,337	(54,317)

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Small Company Value Fund	$-	$(24,478)	$24,478
Small Cap Index Fund	6,537	13,214	(19,751)
Global Fund	(1)	44,079	(44,078)
Foreign Fund	-	26,844	(26,844)

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through February 22, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Asset
Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small/Mid Cap Value Fund, MML Small Company Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Asset Allocation Fund, MML Equity Income Fund, MML Income & Growth Fund, MML Growth & Income Fund, MML Large Cap Growth Fund, MML Concentrated Growth Fund, MML Mid Cap Value Fund, MML Mid Cap Growth Fund, MML Small/Mid Cap Value Fund, MML Small Company Value Fund, MML Small Cap Index Fund, MML Global Fund and MML Foreign Fund (collectively the "Funds"), thirteen of the funds comprising the MML Series Investment Fund (the "MML Trust"), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the MML Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2010

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 74	Chairman Trustee	Since 2005 Since 1999	Retired.	57	Chairman (since 2005), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Richard H. Ayers Age: 67	Trustee	Since 1999	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1973	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 64	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 54	Trustee	Since 2008	Executive Vice President (since 2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen J. Brunette Age: 39	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual; Vice President (2007-2009), MML Series Investment Fund II (open-end investment company).	36

Richard J. Byrne Age: 47	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	36

John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	87

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer – Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 43	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2009, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Allocation Fund	24.00%
Mid Cap Value Fund	9.00%
Small Company Value Fund	20.55%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At a meeting held on August 11, 2009, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or Subadvisers (the "Independent Trustees"), approved an amended Sub-Advisory Agreement ("Amended Sub-Advisory Agreement") with Legg Mason Capital Management, Inc. ("Legg Mason") with respect to the Concentrated Growth Fund. Under the Amended Sub-Advisory Agreement, the investment sub-advisory fee paid to Legg Mason would be slightly reduced.

In approving the Amended Sub-Advisory Agreement, the Trustees discussed with Management and considered the fees payable to Legg Mason by MassMutual and the effect of such fees on the profitability to MassMutual. The Trustees concluded that MassMutual's level of profitability from its relationship to the Fund was not excessive and that the sub-advisory fee amount under the Amended Sub-Advisory Agreement was fair and reasonable. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended Sub-Advisory Agreement.

Prior to the vote being taken to approve the Amended Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Sub-Advisory Agreement took effect on July 1, 2009.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund
Initial Class	$1,000	0.65%	$1,137.20	$3.50	$1,021.90	$3.31
Service Class	1,000	0.89%	1,136.00	4.79	1,020.70	4.53
Equity Income Fund
Initial Class	1,000	0.82%	1,242.80	4.64	1,021.10	4.18
Service Class	1,000	1.07%	1,240.10	6.04	1,019.80	5.45
Income & Growth Fund
Initial Class	1,000	0.72%	1,198.50	3.99	1,021.60	3.67
Service Class	1,000	0.96%	1,195.60	5.31	1,020.40	4.89
Growth & Income Fund
Initial Class	1,000	0.59%	1,220.40	3.30	1,022.20	3.01
Service Class	1,000	0.83%	1,217.40	4.64	1,021.00	4.23
Large Cap Growth Fund
Initial Class	1,000	0.83%	1,221.10	4.65	1,021.00	4.23
Service Class	1,000	1.08%	1,221.50	6.05	1,019.80	5.50

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Concentrated Growth Fund
Class I	$1,000	0.90%	$1,263.90	$5.14	$1,020.70	$4.58
Class II	1,000	0.80%	1,266.30	4.57	1,021.20	4.08
Service Class I	1,000	1.15%	1,262.20	6.56	1,019.40	5.85
Mid Cap Value Fund
Initial Class	1,000	0.92%	1,263.00	5.25	1,020.60	4.69
Service Class	1,000	1.17%	1,263.60	6.68	1,019.30	5.95
Mid Cap Growth Fund
Initial Class	1,000	0.85%	1,250.00	4.82	1,020.90	4.33
Service Class	1,000	1.10%	1,249.30	6.24	1,019.70	5.60
Small/Mid Cap Value Fund
Initial Class	1,000	0.84%	1,325.50	4.92	1,021.00	4.28
Service Class	1,000	1.09%	1,324.10	6.39	1,019.70	5.55
Small Company Value Fund
Class II	1,000	1.15%	1,260.80	6.55	1,019.40	5.85
Service Class I	1,000	1.40%	1,259.50	7.97	1,018.10	7.12
Small Cap Index Fund
Initial Class	1,000	0.54%	1,244.20	3.05	1,022.50	2.75
Service Class	1,000	0.79%	1,243.20	4.47	1,021.20	4.02
Global Fund
Class I	1,000	0.90%	1,257.50	5.12	1,020.70	4.58
Class II	1,000	0.80%	1,259.20	4.56	1,021.20	4.08
Service Class I	1,000	1.15%	1,257.00	6.54	1,019.40	5.85
Foreign Fund
Initial Class	1,000	1.02%	1,223.60	5.72	1,020.10	5.19
Service Class	1,000	1.27%	1,221.00	7.11	1,018.80	6.46

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540a 210 CRN201012-128848

Item 2. Code of Ethics.

As of December 31, 2009, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2009, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr., a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2009 and 2008 were $890,311 and $640,253, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2009 and 2008 were $112,050 and $38,597, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2009 and 2008 were $519,679 and $217,216, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	References above to Deloitte & Touche LLP include its affiliates where applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

The following procedures for shareholders to submit nominee candidates were amended by the Registrant’s Nominating Committee and the Board of Trustees as of November 10, 2009.

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)

the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)

any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)

any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)

whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii)

the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii)

the recommending shareholder’s name and address as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv)

a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v)

such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer
Date	2/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/23/10

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/23/10